UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934 (Amendment No.      )
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Chubb Limited

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# Who We Are

**$231B**
in assets[2]

Financial Strength[1]

**A++** AM Best

**AA** Standard & Poor's

Deep underwriting culture

**54**
Number of countries and territories where Chubb has operations

**$57.5B**
of gross premiums written[3]

**1,100**
Approximate number of offices worldwide

Net premiums written[3]

**36%** Consumer

**64%** Commercial

**40,000**
Approximate number of employees worldwide

Net premiums written[3]

**41%** International

**59%** U.S.

Industry-leading claims and risk engineering services

Investing to thrive in a digital age

High-performing, rewarding and inclusive environment

[1] Financial strength ratings of core operating companies
[2] December 31, 2023
[3] FY 2023

Notice of Chubb Limited 2024 Annual General Meeting of Shareholders

Date and Time May 16, 2024, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 22, 2024, except as provided in “Who is entitled to vote?” in this proxy statement	Proxy Mailing Date On or about April 3, 2024
Agenda

1
Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2023

2
Allocation of disposable profit and distribution of a dividend from reserves

2.1
Allocation of disposable profit

2.2
Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

3
Discharge of the Board of Directors

4
Election of Auditors

4.1
Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor

4.2
Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting

4.3
Election of BDO AG (Zurich) as special audit firm

5
Election of the Board of Directors

6
Election of the Chairman of the Board of Directors

7
Election of the Compensation Committee of the Board of Directors

8
Election of Homburger AG as independent proxy

9
Cancellation of repurchased shares

10
Approval of a capital band for authorized share capital increases and reductions

11
Approval of the amended and restated Chubb Limited Employee Stock Purchase Plan

12
Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements

12.1
Maximum compensation of the Board of Directors until the next annual general meeting

12.2
Maximum compensation of Executive Management for the 2025 calendar year

12.3
Advisory vote to approve the Swiss compensation report

13
Advisory vote to approve executive compensation under U.S. securities law requirements

14
Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2023

15
Shareholder proposal on Scope 3 greenhouse gas emissions reporting, if properly presented

16
Shareholder proposal on pay gap reporting, if properly presented

Notice of Internet availability of proxy materials: Shareholders of record are being mailed, on or around April 3, 2024, a Notice of Internet Availability of Proxy Materials providing instructions on how to access the proxy materials and our Annual Report on the Internet, and if they prefer, how to request paper copies of these materials.
See “Information About the Annual General Meeting and Voting” in this proxy statement for further information, including how to vote your shares. If you plan to attend the meeting, you must request an admission ticket by following the instructions in this proxy statement by May 6, 2024.
By Order of the Board of Directors,
Joseph F. Wayland
Executive Vice President, General Counsel and Secretary
April 1, 2024
Zurich, Switzerland

Your vote is important. Please vote as promptly as possible by following the instructions on your Notice of Internet Availability of Proxy Materials.
Chubb encourages shareholders to voluntarily elect to receive all proxy materials (including the notice of availability of such materials) electronically, which gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you are a shareholder of record, visit www.envisionreports.com/CB for instructions. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker or other nominee.

Table of
Contents
Proxy Summary	2
Agenda Item 1: Approval of the Management Report, Standalone Financial Statements and Consolidated Financial Statements of Chubb Limited for the Year Ended December 31, 2023	15
Agenda Item 2: Allocation of Disposable Profit and Distribution of a Dividend Out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)	16
Agenda Item 3: Discharge of the Board of Directors	19
Agenda Item 4: Election of Auditors	20
Agenda Item 5: Election of the Board of Directors	23
Agenda Item 6: Election of the Chairman of the Board of Directors	31
Agenda Item 7: Election of the Compensation Committee of the Board of Directors	33
Agenda Item 8: Election of Homburger AG as Independent Proxy	34
Agenda Item 9: Cancellation of Repurchased Shares	35
Agenda Item 10: Approval of a Capital Band for Authorized Share Capital Increases and Reductions	37
Agenda Item 11: Approval of the Amended and Restated Chubb Limited Employee Stock Purchase Plan	41
Agenda Item 12: Approval of the Compensation of the Board of Directors and Executive Management under Swiss Law Requirements	46
Agenda Item 13: Advisory Vote to Approve Executive Compensation under U.S. Securities Law Requirements	53
Agenda Item 14: Approval of the Sustainability Report of Chubb Limited for the Year Ended December 31, 2023	55
Agenda Item 15: Shareholder Proposal on Scope 3 Greenhouse Gas Emissions Reporting	58
Agenda Item 16: Shareholder Proposal on Pay Gap Reporting	63

Proxy Summary

The summary pages that follow highlight information discussed in more detail elsewhere in this proxy statement. We hope that the information we have provided in these summary pages assists you to better understand and evaluate our:
•
meeting agenda;

•
corporate governance; and

•
executive compensation program.

Shareholders should read the entire proxy statement and our 2023 Annual Report on Form 10-K before voting.
References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs. Unless context otherwise requires, references to “we”, “us”, “our”, “Chubb” or the “Company” are to Chubb Limited.
Cautionary statement regarding forward-looking statements. Forward-looking statements made in this proxy statement, such as those related to Company performance, growth opportunities, commitments and initiatives, and our expectations and intentions and other statements that are not historical facts, reflect our current views with respect to future events and financial performance, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that could cause actual results to differ materially, including, without limitation, factors identified in our other filings with the U.S. Securities and Exchange Commission (SEC).
Non-GAAP financial measures. Our discussion in this proxy statement includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with generally accepted accounting principles in the U.S. (U.S. GAAP). These “non-GAAP financial measures” include core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in the “Non-GAAP Financial Measures” section of this proxy statement.
Effective July 1, 2023, the Company acquired a majority controlling interest in Huatai Insurance Group Co. Ltd. (Huatai Insurance Group), and applied consolidation accounting beginning in the third quarter of 2023. In this proxy statement, reporting of core operating income, net income, book value, tangible book value, return on equity, and per share data includes only the Company’s ownership interest in Huatai Insurance Group and excludes the non-controlling interest.
Additionally, the Company adopted the Long Duration Targeted Improvements (LDTI) U.S. GAAP guidance applicable to its long-duration contracts, as required, on January 1, 2023, with a transition date of January 1, 2021. This guidance primarily impacted the Company’s Life Insurance segment results. Company results in this document for 2022 and 2021 are adjusted, where applicable, for presentation in accordance with LDTI U.S. GAAP guidance.
References to our website in this proxy statement are for informational purposes only, and the information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this proxy statement.
2	Chubb Limited 2024 Proxy Statement

Proxy Summary
2024 Annual General Meeting

Date and Time May 16, 2024, 2:45 p.m. Central European Time	Place Chubb Limited Bärengasse 32 CH-8001, Zurich Switzerland	Record Date March 22, 2024, except as provided in “Who is entitled to vote?” in this proxy statement	Mailing Date On or about April 3, 2024
Deadlines to Submit Voting Instructions

Beneficial owners (shares held through broker, bank or other nominee) — by 11:59 p.m. Eastern Time on May 14, 2024
Record owners (shares held at transfer agent) — by 12:00 noon Eastern Time (6:00 p.m. Central European Time) on
May 15, 2024
Meeting Agenda and Board’s Voting Recommendations
Meeting Agenda	Board Vote Recommendation	Page
1 Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2023	For	15
2 Allocation of disposable profit and distribution of a dividend from reserves
2.1 Allocation of disposable profit	For	16
2.2 Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)	For	17
3 Discharge of the Board of Directors	For	19
4 Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as our statutory auditor	For	20
4.2 Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting	For	20
4.3 Election of BDO AG (Zurich) as special audit firm	For	22
5 Election of the Board of Directors	For each nominee	23
6 Election of the Chairman of the Board of Directors	For	31
7 Election of the Compensation Committee of the Board of Directors	For each nominee	33
8 Election of Homburger AG as independent proxy	For	34
9 Cancellation of repurchased shares	For	35
10 Approval of a capital band for authorized share capital increases and reductions	For	37
11 Approval of the amended and restated Chubb Limited Employee Stock Purchase Plan	For	41
12 Approval of the compensation of the Board of Directors and Executive Management under Swiss law requirements
12.1 Maximum compensation of the Board of Directors until the next annual general meeting	For	46
12.2 Maximum compensation of Executive Management for the 2025 calendar year	For	48
12.3 Advisory vote to approve the Swiss compensation report	For	51
13 Advisory vote to approve executive compensation under U.S. securities law requirements	For	53
14 Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2023	For	55
15 Shareholder proposal on Scope 3 greenhouse gas emissions reporting, if properly presented	Against	58
16 Shareholder proposal on pay gap reporting, if properly presented	Against	63
Chubb Limited 2024 Proxy Statement	3

Proxy Summary
Director Nominee Information

Our director nominee slate is comprised of 12 current members of our Board of Directors and one new nominee. Each director nominee stands for election to a one-year term annually.
Our Board recommends a vote “FOR” each of the nominees listed below.
See Agenda Item 5 for additional information on our director nominees.
				Current and Expected Committee Membership
Nominee	Age	Director Since	Principal Occupation	Executive	Nominating & Governance	Audit	Compensation	Risk & Finance
Evan G. Greenberg	69	2002	Chairman and Chief Executive Officer, Chubb Limited	Chair
Michael P. Connors Lead Director	68	2011	Chairman and Chief Executive Officer, Information Services Group, Inc.	●	●		●
Michael G. Atieh	70	1991	Retired Chief Financial and Business Officer, Ophthotech Corporation					●
Nancy K. Buese	54	2023	Chief Financial Officer, Baker Hughes Company			●
Sheila P. Burke	73	2016	Faculty Research Fellow, John F. Kennedy School of Government, Harvard University					●
Nelson J. Chai	58	New Nominee	Former Chief Financial Officer, Uber Technologies, Inc.			●
Michael L. Corbat	63	2023	Former Chief Executive Officer, Citigroup Inc.					●
Robert J. Hugin	69	2020	Former Chairman and Chief Executive Officer, Celgene Corporation					●
Robert W. Scully	74	2014	Retired Co-President, Morgan Stanley	●		Chair
Theodore E. Shasta	73	2010	Retired Partner, Wellington Management Company			●
David H. Sidwell	71	2014	Retired Chief Financial Officer, Morgan Stanley	●	Chair		●
Olivier Steimer	68	2008	Former Chairman, Banque Cantonale Vaudoise	●				Chair
Frances F. Townsend	62	2020	Advisory Services, Frances Fragos Townsend, LLC	●	●		Chair
4	Chubb Limited 2024 Proxy Statement

Proxy Summary
Board and Governance Highlights

•
Majority-vote requirement for directors. The Board may not appoint directors to fill vacancies

•
Board of Directors independence

–
92.3% independent (all except CEO)

–
Independent Lead Director with significant and substantive powers and responsibilities

–
All independent directors on Audit, Compensation, Nominating & Governance and Risk & Finance Committees

•
Board tenure and refreshment — balance of shorter-, medium- and longer-serving directors; consistent refreshment over time, with 5 current directors elected since 2020 and one new nominee proposed for election in 2024

•
Regular executive sessions of independent directors

•
Board composition and skills matrix discussed and reviewed at each Nominating & Governance Committee meeting

•
Shareholder ability to call a special meeting

•
Annual shareholder elections of all directors, Chairman and Compensation Committee

•
Meaningful external commitment limitations for all directors; public company CEOs may not sit on more than one public company board (excluding Chubb), and no director may have more than four additional public company board and executive affiliations

•
Annual Board and committee self-evaluations

•
Continuing education and training for all directors

•
Commitment to productive and collaborative shareholder outreach

•
Board actively monitors succession planning and management development, including consideration of human capital and human resources priorities such as improved gender balance and racial/ethnic diversity at the officer level and in talent acquisition

•
Active Board and committee oversight of risk and enterprise risk management framework

•
Board engagement and oversight of climate-related strategies, including the development of climate policies and business activities

•
First annual sustainability report published in 2024; 3rd annual TCFD report published in 2023

•
Dedication to responsible Corporate Citizenship through philanthropic, environmental and social initiatives, with Board and senior management oversight

Compensation Highlights

How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
Core link: Performance measured across 5 key metrics, evaluated comprehensively within the context of the environment in which we operate

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

•
Total shareholder return (TSR) modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid Our Named Executive Officers (NEOs)
The Compensation Committee considered financial, strategic and operational performance, and took into account the Company’s excellent 2023 financial performance on an absolute basis and relative to peers, which also reflected the best full-year financial performance in the Company’s history.
CEO total pay
•
$27.9 million, up 12.7% vs. 2022

Other NEO total pay
•
up 10.5% on average for executives who were NEOs for both 2023 and 2022 (excluding two new NEOs in 2023 as well as the 2022 compensation of a former NEO who retired from the Company effective January 1, 2023)

Chubb Limited 2024 Proxy Statement	5

Proxy Summary
Compensation Profile

Approximately 94% of the total direct compensation of our CEO and 87% of the total direct compensation of our other NEOs is variable or “at-risk.” A significant portion of variable compensation is in the form of performance-based equity awards, which cliff-vest after the end of a three-year performance period if certain performance criteria are satisfied. Performance-based equity awards comprise 100% of the annual equity award granted to the CEO, COO, CFO and President, North America Insurance. For the President, Overseas General Insurance and Chief Digital Business Officer, 25% of the value of their annual equity award consists of stock options; the balance of those awards consists of restricted stock, 75% of which is performance-based and 25% of which is time-based.
The compensation components for each of our NEOs as considered by the Board’s Compensation Committee are summarized in the charts below. Further detail is provided in “2023 NEO Total Direct Compensation and Performance Summary” beginning on page 115.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

6	Chubb Limited 2024 Proxy Statement

Proxy Summary
Our CEO Compensation Process

Each year, the Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2023:
Chubb Limited 2024 Proxy Statement	7

Proxy Summary
Pay-for-Performance Framework

The Compensation Committee conducts a holistic review of overall performance, factoring in the context of a highly competitive global insurance environment. When determining the final mix of pay for the NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and to long-term rather than short-term annual awards, in order to have a stronger pay-for-performance alignment and to align executive awards with long-term shareholder value creation. In line with this approach, long-term equity variable compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Committee reviews and assesses the peers in both groups at least annually.
2023 Financial Performance Peer Group	2023 CEO Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
The Travelers Companies, Inc.

•
Zurich Insurance Group*

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.

*
For 1-year and 3-year TSR only. The Compensation Committee determined that, due to Zurich Insurance Group’s adoption of IFRS 17 accounting in 2023, replacing U.S. GAAP, Zurich Insurance Group’s financial performance is no longer comparable and inclusion would distort the relative performance evaluation on the metrics other than TSR. The Company and every other peer in the Financial Performance Peer Group report in accordance with U.S. GAAP.

Why Vote “For” Say-on-Pay?

In support of our Board’s recommendations that you vote “FOR” all of our Swiss and SEC say-on-pay proposals, we highlight the following key factors:

Excellent financial performance for 2023 in absolute terms and relative to peers, reflecting the best full-year financial performance in the Company’s history, including records for net and core operating income, underwriting results, investment income, and return on equity, as well as outstanding underlying fundamentals and double-digit premium revenue growth:

Operating results
•
Record Chubb net income and Chubb net income per share of $9.03 billion and $21.80, respectively, up 72.1% and 75.9% compared to $5.25 billion and $12.39, respectively, in 2022

•
Record core operating income and core operating income per share of $9.34 billion and $22.54, respectively, up 45.2% and 48.5% from $6.43 billion and $15.18, respectively, in 2022

•
2023 results were favorably impacted by a one-time, $1.14 billion deferred tax benefit related to the enactment of Bermuda’s new income tax law; excluding the benefit, core operating income on both a dollar and per share basis were records

Underwriting performance
•
Industry-leading P&C combined ratio of 86.5%, a Company record, improved 1.1 points compared to 87.6% in 2022. The current accident year P&C combined ratio excluding catastrophe losses was also a record 83.9% compared to 84.2% in 2022

•
Consolidated net premiums written of $47.4 billion, up 13.5% from 2022

8	Chubb Limited 2024 Proxy Statement

Proxy Summary
Investment performance
•
Record pre-tax net investment income and adjusted net investment income of $4.94 billion and $5.34 billion, respectively, up 31.9% and 32.8% from $3.74 billion and $4.02 billion, respectively, in 2022

Return on equity
•
Record return on equity (ROE) of 16.4%, up from 9.6% in 2022

•
Core operating ROE was 15.4%, up from 11.1% in 2022

•
Record core operating return on tangible equity (ROTE) of 24.2%, up from 17.0% in 2022; excluding the tax benefit, core operating ROTE was also a record

Book value per share	• Book and tangible book value per share increased 20.5% and 21.3%, respectively, for the year. Book value per share ended the year at an all-time high
Shareholder value creation
•
One-year and three-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 4.2% and 15.6%, respectively; cumulative three-year TSR was 54.5%

•
$3.88 billion returned to shareholders through dividends and share repurchases, while continuing to invest in our business for the future

Successfully executed on significant strategic and operational goals and initiatives, including:
Execution of business strategy
•
Capitalized on market conditions by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Managed inflationary pressures by enhancing capabilities to monitor and react quickly to loss cost inflation, including through pricing actions and adjusting outstanding reserves

•
Implemented reinvestment strategies in a changing interest rate environment and achieved record investment income

•
Enhanced natural catastrophe capabilities and modeling to manage wind, flood and wildfire risk aggregations in a more granular, practical and insightful manner

Advanced long-term growth initiatives
•
Integrated personal accident, supplemental health and life insurance businesses in the Asia-Pacific region acquired from Cigna while meeting or exceeding key financial targets

•
Executed on China strategy by increasing ownership in Huatai Insurance Group, a Chinese financial services holding company with separate property and casualty, life, and asset management subsidiaries, from 47.3% to 76.5% as of year-end (currently 85.5%), and began consolidating Huatai results into our financial statements

Digital transformation	• Accelerated digital transformation with strong growth in digital product revenue and continued progress on extensive business and technology innovations
Commitment to talent development and diversity, equity and inclusion
•
Improved gender balance and racial diversity at the leadership level and in early career hiring, and reinforced leadership accountability through goal-setting and linkage to performance reviews and compensation at the executive level

•
Strengthened talent pipeline through external hiring (more than 5,000) and internal promotions (nearly 5,000), as well as employee development and training

Climate leadership
•
Continued industry leadership on climate issues with launch of Chubb Climate+ business unit to support companies engaged in developing technologies and processes to lower carbon emissions and promote climate resilience, established new oil and gas underwriting and conservation criteria, and led industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

Chubb Limited 2024 Proxy Statement	9

Proxy Summary
Long-Term Performance Highlights

Chubb has a distinguished and consistent track record of performance and outperformance relative to its insurance industry peers. The following charts reflect our performance across key financial and operating measures over the last 20 years, starting in 2004 when Evan Greenberg became CEO of the Company.

Source: SNL and company disclosures. Peer average excludes Zurich Insurance Group on all metrics except Total Shareholder Return.
10	Chubb Limited 2024 Proxy Statement

Proxy Summary
Chubb’s Book Value per Share & Tangible Book Value per Share

2023 Performance: Key Metrics and Strategic Achievements

The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR. The Compensation Committee reviews relative Company financial performance against the Financial Performance Peer Group.
On average across the key metrics, our performance relative to the Financial Performance Peer Group was at the 87th percentile. Overall 2023 financial results were excellent and reflect the best full-year financial performance in the Company’s history, with record net income and core operating income on both a per share and dollar basis from record P&C underwriting and investment income, a record combined ratio, record return on equity, outstanding fundamentals, underwriting margin improvement and double-digit premium revenue growth. Our tangible book value per share growth also substantially improved from prior year. On an absolute basis, Company performance exceeded prior year and plan on all five key metrics, even when excluding the favorable impact of a one-time deferred tax benefit related to Bermuda’s new income tax law. On a relative basis, Chubb significantly outperformed peers on four of the five key metrics, and performance was at median on the fifth metric. The Company also delivered strong 1-year and 3-year TSR results. Further information on each of the metrics is below.
Core operating income	$9.34B
Core operating income was a record for the Company in 2023 and substantially exceeded both prior year and plan. Core operating income growth was at the 91st percentile of the Financial Performance Peer Group. One of our peers was excluded from the percentile rank calculation for 2023 core operating income growth to eliminate the distortive impact of it having a core operating loss in 2022.

Core operating return on equity (ROE)	15.4%	Core operating ROE performance significantly exceeded both prior year and plan. Performance was at the 93rd percentile of the Financial Performance Peer Group.
Core operating return on tangible equity (ROTE)	24.2%
Core operating ROTE relative performance exceeded that of every company in the Financial Performance Peer Group (100th percentile). Absolute performance was a record in 2023 and substantially exceeded both prior year and plan.

P&C combined ratio	86.5%
P&C combined ratio relative performance was better than that of every company in the Financial Performance Peer Group (100th percentile). Absolute performance was a record for 2023 and improved on both prior year and plan. Current accident year P&C combined ratio excluding catastrophe losses was also a record 83.9% in 2023.

Tangible book value per share growth	21.3%	Tangible book value per share growth substantially improved on prior year and exceeded plan. On a relative basis, performance was at the 50th percentile of the Financial Performance Peer Group.

Total shareholder return	4.2% 1-year 15.6% 3-year
Our 1-year and 3-year annualized TSR were at the 5th (2.6 percentage points from median) and 66th percentiles, respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 54.5%.

Chubb Limited 2024 Proxy Statement	11

Proxy Summary
Moreover, Chubb continued to invest in its future through the successful execution of established and opportunistic strategic objectives, including capitalizing on market conditions, executing on growth initiatives both organically and through strategic acquisitions including increasing our ownership of and integrating Huatai Insurance Group in China, integrating Cigna’s Asia business, furthering our digital and technological capabilities, enhancing organizational effectiveness and leadership diversity, and taking concerted and substantive actions to address climate change as an insurer and corporate citizen. See “Why Vote ‘For’ Say-on-Pay?” beginning on page 8 for additional information on these achievements.
2023 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2023 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.
When deciding 2023 variable pay for the CEO and other NEOs, including both cash bonuses and long-term equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove the Company’s outstanding overall performance described above in “2023 Performance: Key Metrics and Strategic Achievements”.
The Compensation Committee determined to increase the CEO’s variable compensation, reflecting the Company’s excellent 2023 financial performance, execution and progress on short-, medium- and long-term operational and strategic objectives, and value created for shareholders. The CEO’s annual cash bonus was set at $9 million. The long-term equity award was set at $17.35 million. The Committee also reinforced the alignment of the CEO’s compensation with long-term Company performance, as 100% of the annual equity award is subject to performance-based vesting. The Committee believes that requiring the entirety of the CEO’s equity awards to vest, if at all, depending on Company performance, and eliminating solely time-based equity vesting, more closely aligns the pay of our CEO with long-term Company financial performance and the creation of shareholder value. The Committee further determined not to increase the CEO’s base salary.
The Compensation Committee believes that 2023 compensation decisions for the CEO and other NEOs reflect the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders. Further details on the compensation decisions for the CEO and other NEOs are described in “2023 NEO Total Direct Compensation and Performance Summary” beginning on page 115.
The Compensation Committee’s and Board’s compensation decisions for 2023 reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts. The success of this philosophy is demonstrated in this year’s excellent financial performance, both on an absolute basis and relative to Chubb’s Financial Performance Peer Group, and in our long-term stock price performance.

Starting with February 2024 equity grants, the Compensation Committee modified the form of certain equity awards to enable deferral of such awards under the Chubb Deferred Stock Unit Plan. The modified awards, which are now issued in the form of units instead of shares, carry the same vesting criteria and schedule as the prior respective form of such awards. Specifically, performance-based equity awards were modified from solely performance shares (PSAs) to a mix of PSAs and performance stock units (PSUs), or solely PSUs, depending on the executive. Additionally, for executives that receive both performance-based and time-based restricted stock awards, the time-based restricted stock awards (RSAs) were also modified to a mix of RSAs and restricted stock units (RSUs), or solely RSUs, depending on the executive.
12	Chubb Limited 2024 Proxy Statement

Proxy Summary
2023 Summary Compensation Table Information

The table below sets forth 2023 compensation for our NEOs as calculated in accordance with applicable SEC regulations. Additional detail, including the full Summary Compensation Table and explanatory footnotes, can be found in the Executive Compensation section of this proxy statement.
Name and Principal Position	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Evan G. Greenberg Chairman and Chief Executive Officer	$1,550,000	$9,000,000	$15,650,006	—	$1,461,311	$27,661,317
Peter C. Enns Chief Financial Officer	$895,385	$1,764,000	$2,600,199	—	$294,501	$5,554,085
John W. Keogh President and Chief Operating Officer	$1,176,923	$3,343,000	$7,000,199	—	$560,989	$12,081,111
John J. Lupica Vice Chairman; President, North America Insurance	$969,231	$3,100,000	$5,000,142	—	$561,533	$9,630,906
Juan Luis Ortega President, Overseas General Insurance	$838,462	$1,650,000	$1,713,858	$628,431	$676,099	$5,506,850
Sean Ringsted Chief Digital Business Officer	$837,500	$1,185,000	$1,612,687	$591,313	$2,339,434	$6,565,934
Executive Compensation, Good Governance and Risk Management

Our executive compensation program and practices are consistent with our strong culture of good corporate governance and effective enterprise risk management. Our compensation practices take into account risk management and, through significant “at-risk” pay, performance-based vesting criteria, and other means, broadly align total compensation with the medium- and long-term financial results of the Company.
The key objectives of our executive compensation program are to:
•
Emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance.

•
Assure that executives do not take imprudent risks to achieve compensation goals.

•
Provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.

Sound corporate governance through the institution or prohibition of certain policies and practices, as well as the Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, ensure that these key objectives are fulfilled.
Our corporate governance helps us mitigate and manage risks we face as an organization by providing a framework that guides how management runs the business and how our Board provides oversight. This is especially pertinent as it applies to our executive compensation program, and the Compensation Committee has taken steps to ensure that our program aligns with our corporate values and culture by adopting policies that discourage excessive risk-taking, ensure a stake in long-term Company performance and hold executives accountable for individual and Company performance.
Chubb Limited 2024 Proxy Statement	13

Proxy Summary
What We Do	What We Don’t Do

•
Substantial equity component to align pay with performance

•
100% of annual equity award for CEO, COO, CFO and President, North America Insurance is subject to performance-based vesting; 75% of the restricted stock portion of the award for the other NEOs is subject to performance-based vesting

•
Performance-based equity awards have 3-year cliff vesting and two operating metrics (tangible book value per share growth and P&C combined ratio) that drive long-term shareholder value, with TSR used only as a modifier for premium awards

•
Significant amount of at-risk pay (94% for CEO, 87% for other NEOs)

•
Significant mandatory share ownership requirements (CEO 7X base salary; other NEOs 4X base salary)

•
Independent compensation consultant at every Compensation Committee meeting

•
Double trigger change in control payout

•
Detailed Company and individual performance criteria covering both financial and operational/strategic performance

•
Robust insider trading and clawback policies, including recovery of cash bonus and both time-based and performance-based equity, vested and unvested, in certain circumstances

•
Peer groups reevaluated at least annually

•
Employment agreements with non-competition and non-solicitation terms for Executive Management

•
Compensation Committee considers shareholder feedback in evaluating compensation program and disclosure

•
No hedging of Chubb securities

•
No repricing or exchange of underwater stock options

•
No options backdating

•
No new pledging of Chubb shares owned by executive officers or directors

•
No excessive perquisites for executives

•
No multi-year guaranteed bonuses

•
No disproportionate supplemental pensions

•
No annual pro-rata vesting of performance-based equity awards or second chance “look back” vesting

In developing and maintaining a compensation program that appropriately rewards pay for performance and drives shareholder value, our Compensation Committee periodically:
•
Reviews the components of total compensation and the appropriate level of compensation that should be variable or “at-risk”.

•
Analyzes our long-term equity awards so that vesting periods and terms are aligned with long-term shareholder interests.

•
Re-evaluates the composition of our CEO Compensation Benchmarking and Financial Performance Peer Groups.

Our Compensation Committee works closely with our independent compensation consultant to analyze market data, review peer groups, evaluate trends in best practices and assist the Compensation Committee in determining the appropriate amount and forms of compensation paid to our executives.
The Compensation Committee may make changes to our compensation program based on its independent judgment, including upon the consideration of best practices and shareholder feedback.
14	Chubb Limited 2024 Proxy Statement

Agenda Item 1
Approval of the Management Report, Standalone Financial
Statements and Consolidated Financial Statements of Chubb Limited
for the Year Ended December 31, 2023
Agenda Item

Our Board of Directors is asking shareholders to approve Chubb Limited’s management report, standalone financial statements and consolidated financial statements for the year ended December 31, 2023.
Explanation

Under Swiss law, our management report, standalone financial statements and consolidated financial statements must be submitted to shareholders for approval or disapproval at each annual general meeting.
These items are all included in the Chubb Limited Annual Report for the fiscal year ended December 31, 2023 (the Annual Report), which is part of the proxy materials we provide. Specifically, the Annual Report contains:
•
the standalone Swiss statutory financial statements of Chubb Limited (which do not consolidate the results of operations for Chubb Limited’s subsidiaries);

•
the standalone Swiss statutory compensation report of Chubb Limited (the Swiss Compensation Report);

•
Chubb Limited’s consolidated financial statements for the year ended December 31, 2023;

•
the reports of our statutory auditor and independent registered public accounting firm; and

•
information on the Company’s business, organization and strategy (which forms the management report as defined under Swiss law).

Copies of our 2023 Annual Report and this proxy statement will be available to all shareholders entitled to vote at the May 16, 2024 annual general meeting of shareholders (the Annual General Meeting), on the Internet at www.envisionreports.com/CB on or about April 3, 2024.
The Company’s statutory auditor, PricewaterhouseCoopers AG, Zurich, Switzerland, has issued an unqualified recommendation to the Annual General Meeting that Chubb
Limited’s statutory financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the financial statements for the year ended December 31, 2023 comply with Swiss law and the Company’s Articles of Association.
PricewaterhouseCoopers AG has also issued an unqualified recommendation that the Company’s consolidated financial statements be approved. PricewaterhouseCoopers AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position of Chubb Limited as of December 31, 2023, and the results of operations and the cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with Swiss law, and has reported on other legal requirements.
Representatives of PricewaterhouseCoopers AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
What Happens If Shareholders Do Not Approve This Proposal?

If shareholders do not approve this proposal, then shareholders would be precluded from approving the allocation of disposable profit and distribution of a dividend as set out in Agenda Items 2.1 and 2.2.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2024 Proxy Statement	15

Agenda Item 2
Allocation of Disposable Profit and Distribution of a Dividend out of
Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)
2.1 Allocation of Disposable Profit

Agenda Item

Our Board of Directors is asking shareholders to approve that the Company’s disposable profit (including the profit for the year and the other items as shown below and on Chubb Limited’s standalone financial statements) be carried forward.
The following table shows the appropriation of available earnings as proposed by the Board of Directors for the year ended December 31, 2023:
(in millions of Swiss francs)
Balance brought forward	19,552
Profit for the year	3,058
Cancellation of treasury shares	(2,518)
Attribution to reserve for treasury shares	323
Balance carried forward	20,415
Explanation

Under Swiss law, the allocation of the Company’s profit or loss must be submitted to shareholders for approval or disapproval at each annual general meeting.
Our Board of Directors continues to believe that it is in the best interests of the Company and its shareholders to retain our earnings for future investment in the growth of our business, for share repurchases, for the possible acquisition of other companies or lines of business, and for dividends out of legal reserves as described in this proxy statement.
The Company’s statutory auditor, PricewaterhouseCoopers AG, has confirmed, in its audit report on the statutory financial statements of the Company for the year ended December 31, 2023, that the proposed appropriation of available earnings complies with Swiss law and the Company’s Articles of Association.
Accordingly, the Board is proposing that all retained earnings at the disposal of the Annual General Meeting be carried forward. The Board is also proposing a dividend to shareholders under Agenda Item 2.2.
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

16	Chubb Limited 2024 Proxy Statement

Agenda Item 2
2.2. Distribution of a Dividend Out of Legal Reserves (by Way of Release and Allocation to a Dividend Reserve)

Explanation

Our Board of Directors is requesting shareholder approval for an annual dividend of up to USD $3.64 per share, to be paid in installments as determined by the Board of Directors from a separate dividend reserve account. The separate dividend account would be set in CHF in accordance with our Swiss statutory financial statements and Swiss law, and is the same method approved at our annual general meeting last year. This reserve account would be larger, based on current exchange rates, than the maximum dividend amount we intend to pay out, in order to permit payment of the entire USD $3.64 per share even in the event of material currency fluctuations. Amounts remaining in the dividend reserve account following dividend payments would be returned to the capital contribution reserve as of the date of the 2025 annual general meeting.
Dividend Reserve

Under this proposed process for a dividend, shareholders fix an aggregate CHF amount to be allocated from our capital contribution reserves to a special reserve account, where the amount will be available for the payment of dividends.
Our Board of Directors proposes that the maximum amount legally available to pay the annual dividend be CHF 2.3 billion. The amount reflects an annual dividend increase of USD $0.20 per Chubb Limited Common Share, par value CHF 0.50 per share (a Common Share).
If approved by shareholders, the maximum amount legally available to pay a dividend will be released from the capital contribution reserves account, a sub-account of legal reserves, and be segregated to a dividend reserve account. We refer to this amount in the dividend reserve account as the Dividend Reserve. While dividend payments would reduce the Dividend Reserve on our Swiss balance sheet, the payments are not required to be sourced from CHF-denominated assets; in fact, we typically source dividend payments from assets already denominated in USD or equivalent, thereby avoiding currency exchange expense.
Annual Dividend and Board Discretion

Following shareholder approval, the Board of Directors is authorized to use the Dividend Reserve to distribute a dividend to shareholders in installments up to a maximum of USD $3.64 per share (the Annual Dividend). The Board will determine the record and payment dates at which the Annual Dividend may be paid (or, if circumstances warrant, refrain from paying it) in one or more installments, until the date of the 2025 annual general meeting.
The Board currently expects to pay the full USD $3.64 per share of the Annual Dividend in four equal quarterly installments of USD $0.91 each.
The total amount of dividends paid is limited to the amount of the Dividend Reserve expressed in Swiss Francs, which is required under Swiss law. The amount of the proposed Dividend Reserve is high enough to permit payment of the full USD $3.64 per share Annual Dividend, even if there are material currency fluctuations between the Swiss franc and the U.S. dollar or the Company issues new shares. Should, however, these fluctuations or new share issuances result in payouts of the Annual Dividend that exceed the Dividend Reserve, the Annual Dividend’s installments would have to be capped accordingly. In the unlikely event that the Annual Dividend must be cut back in this way, our Board would propose payment of the unpaid amount in the dividend proposal at the next annual general meeting or call an extraordinary general meeting for that purpose.
Agenda Item

Our Board of Directors proposes:
(a)
that an aggregate amount equal to CHF 2,300,000,000 be released from the capital contribution reserves account, a sub-account of legal reserves, and allocated to a segregated dividend reserve account from capital contribution reserves (Dividend Reserve), and

(b)
to distribute a dividend to the shareholders up to an aggregate amount totaling USD $3.64 per Common Share from, and limited at a maximum to the amount of, the Dividend Reserve in one or more installments, in such amounts and on such record and payment dates as determined by the Board in its discretion.

If the Board of Directors deems it advisable for the Company, the Board of Directors shall be authorized to abstain (in whole or in part) from distributing a dividend in its discretion. The authorization of the Board of Directors to distribute the installments from the Dividend Reserve will expire on the date of the 2025 annual general meeting, on which date any balance remaining in the Dividend Reserve will be automatically reallocated to the capital contribution reserves account of legal reserves.

Chubb Limited 2024 Proxy Statement	17

Agenda Item 2
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Company will be prohibited from paying a dividend to shareholders. In such a case, the Board will consider the reasons the shareholders did not approve the proposal, if known, and may call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

18	Chubb Limited 2024 Proxy Statement

Agenda Item 3
Discharge of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to discharge the Board of Directors for the financial year ended
December 31, 2023.
Explanation

As is customary for Swiss corporations and in accordance with Article 698, para. 2, no. 7 of the Swiss Code of Obligations as well as Article 9, no. 4 of our Articles of Association, shareholders are requested to discharge the members of the Board of Directors from liability for their activities during the year ended December 31, 2023. This discharge is not for liability relating to facts that have not been disclosed to shareholders. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending 12 months after the Annual General Meeting.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes, blank or invalid ballots or the votes of any member of or nominee to the Company’s Board of Directors, any executive officer of the Company or any votes represented by the Company, is required to approve this agenda item.
Chubb Limited 2024 Proxy Statement	19

Agenda Item 4
Election of Auditors
4.1 Election of PricewaterhouseCoopers AG (Zurich) as Our Statutory Auditor

Agenda Item

Our Board of Directors is asking shareholders to elect PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the financial year ending
December 31, 2024.
Explanation

Our shareholders must elect an audit firm supervised by the Swiss Federal Audit Oversight Authority as statutory auditor. The statutory auditor’s main task is to audit the standalone statutory financial statements and consolidated financial statements of Chubb Limited. Our Board of Directors has recommended that PricewaterhouseCoopers AG, Birchstrasse 160, CH-8050 Zurich, Switzerland (PwC AG), be elected as our statutory auditor for our consolidated financial statements and standalone statutory financial statements.
Representatives of PwC AG are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see the explanation of Agenda Item 4.2. Please see the Audit Committee Report included in this proxy statement for additional information about our auditors.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

4.2 Ratification of Appointment of PricewaterhouseCoopers LLP (United States) as Independent Registered Public Accounting Firm for Purposes of U.S. Securities Law Reporting

Agenda Item

Our Board of Directors is asking shareholders to ratify the appointment of PricewaterhouseCoopers LLP (Philadelphia, Pennsylvania, United States) as the Company’s independent registered public accounting firm for the financial year ending December 31, 2024.
Explanation

Our Board of Directors and the Audit Committee recommend that our shareholders ratify the appointment of
PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania, 19103, United States (PwC LLP), an affiliate of PwC AG, as our independent registered public accounting firm for purposes of U.S. securities law reporting. The Audit Committee recommends the appointment of our independent registered public accounting firm to the Board for ratification by our shareholders annually.
Our Audit Committee evaluates the qualification, performance and independence of our independent registered public accounting firm and periodically considers auditor rotation. In determining whether to reappoint the Company’s independent registered public accounting firm, the Audit

20	Chubb Limited 2024 Proxy Statement

Agenda Item 4
Committee takes into consideration a number of factors, including the length of time the firm has been engaged, the quality of the Audit Committee’s ongoing discussions with the firm, the firm’s global capabilities and depth of understanding of our businesses, and an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team. The Audit Committee also evaluates the appropriateness of fees for audit and non-audit services, and reviews and approves both the audit scope and estimated fees for professional services for the coming year as well as the related pre-approval policy described below. Additionally, the Audit Committee reviews and approves the integrated annual joint audit plan prepared by PwC LLP and the Company’s internal auditor.
PwC LLP (or its predecessor Coopers & Lybrand LLP) has had a working association with the Company, and has had the responsibility for examining the consolidated financial statements of the Company and its subsidiaries, since 1985. Representatives of PwC LLP are expected to be present at the Annual General Meeting, will have an opportunity to make a statement if they wish and will also be available to answer questions.
Independent Auditor Fee Information

The following table presents fees for professional audit services rendered by PwC AG, PwC LLP and their affiliates, which we collectively refer to as PwC, for the audit of our annual consolidated financial statements for 2023 and 2022 and fees for other services rendered by PwC for such periods:
	2023	2022
Audit fees1	$34,531,000	$29,816,000
Audit-related fees2	1,478,000	5,489,000
Tax fees3	1,807,000	1,616,000
All other fees4	465,000	446,000
Total	$38,281,000	$37,367,000
The fees in the table above include “out-of-pocket” expenses incurred by PwC and billed to the Company in connection with these services of $800,000 for 2023 and $650,000 for 2022.
1
Audit fees for the year ended December 31, 2023 increased by $4,715,000 principally related to the Huatai U.S. GAAP consolidation and local statutory audit changes due to IFRS 17 adoption. The fees for 2023 and 2022 were for professional services rendered in connection with: the integrated audits of our consolidated financial statements and internal controls over financial reporting, the statutory and U.S. GAAP audits of various subsidiaries, and comfort letters and consents issued in connection with registration statements which we filed with the SEC.

2
The audit-related fees for the years ended December 31, 2023 and 2022 were primarily for regulatory reporting and internal controls ($1,478,000 for 2023 and $5,489,000 for 2022). The decrease of $4,011,000 was primarily due to lower fees relating to the implementation of IFRS 17 ($508,000 for 2023 and $5,046,000 for 2022). In addition, it includes fees for internal control reviews ($785,000 for 2023 and $443,000 for 2022).

3
Tax fees for the years ended December 31, 2023 and 2022 were for professional services rendered in connection with expatriate tax services ($4,000 for 2023 and $345,000 for 2022), tax compliance ($893,000 for 2023 and $673,000 for 2022), and tax planning ($910,000 for 2023 and $598,000 for 2022).

4
All other fees for the years ended December 31, 2023 and 2022 were for professional services and expenses rendered in connection with software licensure fees ($22,000 for 2023 and $26,000 for 2022), industry market research and survey services ($8,000 for 2023 and $8,000 for 2022), and various compliance and other projects ($435,000 for 2023 and $412,000 for 2022).

Pre-Approval Policy of Audit and Non-Audit Services

The Audit Committee has adopted the following policies and procedures for the pre-approval of all audit and permissible non-audit services provided by our independent auditor, PwC. The Audit Committee considers, among other things, whether the provision of specific non-audit services is permissible under existing law and whether it is consistent with maintaining the auditor’s independence.
Before engaging independent auditors for the next year’s audit, management will submit a list of services and related fees expected to be incurred during that year to the Audit Committee for approval. The Audit Committee will review, and if it deems appropriate, pre-approve and ratify the budgeted amount of fees within each of the categories and require management and the auditor to report actual fees versus the budget periodically throughout the year by category of service.
Either the Audit Committee Chair or the entire Audit Committee must pre-approve the provision of any significant additional audit and non-audit fees in excess of the budgeted amount. If the Audit Committee Chair pre-approves such amounts, it is reported to the entire Audit Committee at its next meeting. All fees related to internal control work are pre-approved by the Audit Committee before such services are rendered. The Audit Committee approved all of the 2023 fees described on this page pursuant to its pre-approval policies and procedures.
The Audit Committee also reviewed, at its December 2023 meeting, the audit services and non-audit services budgeted fees for 2024. The Audit Committee also reviewed all non-audit services provided in 2023 and concluded that the provision of such services was compatible with the maintenance of PwC’s independence in the conduct of its audit functions.
Please see the Audit Committee Report included in this proxy statement for additional information about our Audit Committee and PwC.

Chubb Limited 2024 Proxy Statement	21

Agenda Item 4
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
4.3 Election of BDO AG (Zurich) as Special Audit Firm

Agenda Item

Our Board of Directors is asking shareholders to elect BDO AG, Schiffbaustrasse 2, CH-8031 Zurich, Switzerland as the Company’s special audit firm until our next annual general meeting.
Explanation

Under Swiss law, special reports by an audit firm supervised by the Swiss Federal Audit Oversight Authority are required in connection with certain corporate transactions, including certain types of increases in share capital. We have been informed that, because of the auditor independence requirements under U.S. federal securities laws, PwC AG cannot act as our special audit firm with respect to certain types of capital increases.
Voting Requirement to Approve
Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.

22	Chubb Limited 2024 Proxy Statement

Agenda Item 5
Election of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees listed below individually to the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, our shareholders elect all of our directors annually; our Board cannot appoint directors.
Our Articles of Association state that the Board of Directors must consist of 3 to 20 members, the exact number to be determined by shareholders.
For more information about our Board of Directors, please see their biographical information in this agenda item and the “Corporate Governance” section of this proxy statement.
Our Director Nominating Process and Board Composition Criteria

Nomination Process and Skills, Qualifications and Experiences Matrix. Our Nominating & Governance Committee regularly reviews the composition of the Board and relevant criteria, including diversity, tenure, skills and qualifications. Based on their assessment, the Committee recommends director nominees to the Board. The Committee takes its duties to evaluate Board composition very seriously and carefully considers relevant individual and collective criteria to cultivate a diversified Board with a variety of complementary skill sets, qualifications, backgrounds and experiences. We believe this results in a set of candidates whose individual and collective attributes best suit the Company and its complex financial, strategic, operational, governance, regulatory, risk management and other priorities.
We believe our Board has been highly effective, as evidenced by the Company’s outstanding short-, medium- and long-term performance. The Board is competent on all key matters facing the Company.
Directors must also demonstrate the highest personal and professional integrity and commitment to ethical and moral conduct, and must respect and reflect Chubb values and culture. Each director should also be able and prepared to provide wise and thoughtful counsel to management on strategy and the full range of potential issues facing the Company. Each director should represent all shareholders and not any special interest group or constituency. They also must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long term, if called upon.
Our Nominating & Governance Committee considers a variety of skills, qualifications, backgrounds and experiences in evaluating collective Board composition and assessing individual directors and director nominees, some of which are noted below. In addition to the specific expertise and experience identified below, other factors for Board consideration include professional reputation, integrity, collegiality and diversity of backgrounds and perspectives, as well as gender and racial/ethnic diversity.
Chubb Limited 2024 Proxy Statement	23

Agenda Item 5
Skills, Qualifications and Experiences Matrix
Corporate Strategy	• Expertise in setting long-term corporate vision, developing new products or customer segments, assessing geographic footprint and evaluating competitive positioning
CEO Experience or Similar
•
Practical understanding of how organizations operate and familiarity with strategic thinking, risk management and operations oversight

•
Significant exhibited leadership qualities and the ability to identify and develop such qualities in others

Digital/Cybersecurity/Technology
•
Ability to assess technology’s impact on Chubb and overall business environment, particularly with respect to cybersecurity, data analytics and other technological developments affecting business operations and customer experiences

•
Responsive to growing regulatory push for strong cybersecurity oversight at board level

Financial Literacy/Accounting	• Contribution to the Board’s oversight of our financial statements, financial reporting and internal control processes • Helps satisfy NYSE and SEC rules for Audit Committee membership
Financial Services Industry
•
Understanding of and capability to review our performance and strategy with respect to our capital structure, financing and asset management activities

•
Particularly relevant is senior management or other operational leadership experience in this industry

Governance/Compliance
•
General Board oversight capabilities and knowledge of director duties

•
Experience with Board/management accountability, transparency and protection of shareholder interests through a sustainable business model and understanding of Chubb’s internal and external compliance obligations

Insurance and Reinsurance Industry
•
Expertise in our industry to assist with review of our core business operations, strategy and performance

•
Risk assessment/management and regulatory compliance experience to help provide effective oversight of our Company

Global Business	• Familiarity with global business, which brings strategic understanding to Chubb, such as fluency with international and emerging markets, regulatory regimes and multi-jurisdictional issues
M&A/Business Development	• Capabilities in overseeing, developing and implementing strategies for growing our business
The above is not an exhaustive list. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
Commitment to Diversity. Our Board is fully committed to diversity and actively considers gender, racial, ethnic and other forms of diversity as an important factor in assessing candidates who possess the skills, experience and character necessary for Board service. Our 2024 slate of nominees includes three women and one nominee from an underrepresented minority group.
24	Chubb Limited 2024 Proxy Statement

Agenda Item 5
Our Director Nominees

Our Board of Directors has nominated a slate of 13 nominees, 12 current directors and one new nominee, for election to the Board of Directors. All elected directors will serve a one-year term from the 2024 Annual General Meeting until our next annual general meeting. There will be a separate vote on each nominee.
The current directors who are standing for re-election are Evan G. Greenberg, Michael P. Connors, Michael G. Atieh, Nancy K. Buese, Sheila P. Burke, Michael L. Corbat, Robert J. Hugin, Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. Our new nominee is Nelson J. Chai. One of our current directors, Kathy Bonanno, is retiring from our Board of Directors at the expiration of her term as of the Annual General Meeting, and is not standing for re-election. We thank Ms. Bonanno for her exemplary service on our Board of Directors.
Our Nominating & Governance Committee regularly considers and will continue to assess Board size, tenure and refreshment, and whether the Board has the right mix of skills, qualifications, backgrounds and experiences. We believe 13 directors is the appropriate size for the Board at this time.
Biographical information for each of the nominees is included below.
Evan G. Greenberg Chairman and Chief Executive Officer, Chubb Limited Age: 69 Years of Service: 22 (since 2002) Committee Memberships: Executive (Chairman)
Evan G. Greenberg was elected as our Chairman of the Board in May 2007. Our Board appointed Mr. Greenberg as our President and Chief Executive Officer in May 2004 and as our President and Chief Operating Officer in June 2003. In April 2002, Mr. Greenberg was appointed to the position of Chief Executive Officer of ACE Overseas General. Mr. Greenberg joined the Company as Vice Chairman, ACE Limited, and Chief Executive Officer of ACE Tempest Re in November 2001. Prior to joining the Company, Mr. Greenberg was most recently President and Chief Operating Officer of American International Group, Inc. (AIG) from 1997 until 2000. From 1975 until 1997, Mr. Greenberg held a variety of senior management positions at AIG, including President and Chief Executive Officer of AIU, AIG’s foreign general insurance organization.
Skills and Qualifications:
Mr. Greenberg has a long and distinguished record of leadership and achievement in the insurance industry. He has been our Chief Executive Officer since 2004 and has served in senior management positions in the industry for more than 45 years. Mr. Greenberg’s record of managing large and complex insurance operations and the skills he developed in his various roles suit him for his role as a director of the Company and Chairman of the Board, in addition to his Chief Executive Officer position.

Michael P. Connors
Chairman and
Chief Executive Officer,
Information Services Group, Inc.
Independent Lead Director
Age: 68
Years of Service: 13 (since 2011)
Committee Memberships:
Compensation,
Nominating & Governance,
Executive

Michael P. Connors is the founder, Chairman of the Board and Chief Executive Officer of Information Services Group, Inc. (technology insights, market intelligence and advisory services company). Mr. Connors served as a member of the Executive Board of VNU N.V. (worldwide media and marketing information company) following the merger of ACNielsen into VNU in 2001 until 2005, and he served as Chairman and Chief Executive Officer of VNU Media Measurement & Information Group and Chairman of VNU World Directories until 2005. He previously was Vice Chairman of the Board of ACNielsen (global marketing research firm) from its spin-off from the Dun & Bradstreet Corporation in 1996 until 2001, was Senior Vice President of American Express Travel Related Services from 1989 to 1995, and before that was a Corporate Vice President of Sprint Corporation (telecommunications provider). Mr. Connors was during the past five years a member of the Board of Directors of Eastman Chemical Company.
Skills and Qualifications:
Mr. Connors is a successful chief executive officer, who brings to the Board substantial corporate management experience in a variety of industries as well as expertise in marketing, media and public relations through his high-level positions at marketing and information-based companies. Mr. Connors’ skills are enhanced through his current and past experience serving on several public company boards, which furthers his ability to provide valued oversight and guidance to the Company as independent Lead Director and strategies to inform the Board’s general decision-making, particularly with respect to management development, executive compensation and other human resources issues, as well as information technology matters. He has also served as the chair of two compensation committees.

Chubb Limited 2024 Proxy Statement	25

Agenda Item 5
Michael G. Atieh Retired Chief Financial and Business Officer, Ophthotech Corporation Age: 70 Years of Service: 33 (since 1991) Committee Memberships: Risk & Finance
Michael G. Atieh served as Executive Vice President and Chief Financial and Business Officer of Ophthotech Corporation (biopharmaceutical company) from September 2014 until March 2016. From February 2009 until its acquisition in February 2012, Mr. Atieh was Executive Chairman of Eyetech Inc. (private specialty pharmaceutical company). He served as Executive Vice President and Chief Financial Officer of OSI Pharmaceuticals from June 2005 until December 2008. Mr. Atieh is currently a director and Chairman of the Audit Committee of Immatics N.V. (clinical stage biopharmaceutical company). Mr. Atieh served as a director and Chairman of the Audit Committee of Oyster Point Pharma, Inc. from October 2020 to January 2023. He also served as a member of the Board of Directors of electroCore, Inc. (medical technology company) from June 2018 to June 2022, a member of the Board of Directors of Theravance Biopharma, Inc. from June 2014 to April 2015, and as a member of the Board of Directors and Chairman of the Audit Committee of OSI Pharmaceuticals, Inc. from June 2003 to May 2005. Previously, Mr. Atieh served at Dendrite International, Inc. (software provider) as Group President from January 2002 to February 2004 and as Senior Vice President and Chief Financial Officer from October 2000 to December 2001. He also served as Vice President of U.S. Human Health, a division of Merck & Co., Inc., from January 1999 to September 2000, as Senior Vice President — Merck-Medco Managed Care, L.L.C., an indirect wholly-owned subsidiary of Merck, from April 1994 to December 1998, as Vice President — Public Affairs of Merck from January 1994 to April 1994 and as Treasurer of Merck from April 1990 to December 1993.
Skills and Qualifications:
Mr. Atieh brings a wealth of diverse business experience to the Board, which he gained as a senior executive in a Fortune 50 company, large and small biotechnology companies, and technology and pharmaceutical service companies. His experience in finance includes serving as a chief financial officer, developing and executing financing strategies for large acquisitions, and subsequently leading the integration efforts of newly acquired companies. He was an audit manager at Ernst & Young and has served as chair of the audit committee of Chubb and other public companies. Mr. Atieh also has deep knowledge of sales and operations gained from over a decade of experience in these disciplines, with extensive customer-facing responsibilities that also contribute to his value as a director.
Mr. Atieh has served as a member of our Board since 1991 and as a result has significant experience and understanding of the Company’s business, growth, development, evolution and major risk, financial, operational and strategic considerations. His in-depth knowledge of the Company and its history adds significant value to our Board, particularly in supporting the development of our newer directors.

Nancy K. Buese Chief Financial Officer, Baker Hughes Company Age: 54 Years of Service: 1 (since 2023) Committee Memberships: Audit
Nancy K. Buese has served as Chief Financial Officer of Baker Hughes Company (supplier of products and services to the energy industry) since November 2022. Prior to that, Ms. Buese served as Executive Vice President and Chief Financial Officer of Newmont Corporation (precious metals and mining) from October 2016 to November 2022. Before her role at Newmont, Ms. Buese was Executive Vice President and Chief Financial Officer of MPLX (energy company), and prior to MPLX’s acquisition of MarkWest Energy Partners, L.P. in 2015, Ms. Buese served as Executive Vice President and Chief Financial Officer of MarkWest for 11 years. Ms. Buese is a certified public accountant and a former partner with Ernst & Young. Ms. Buese was a director of The Williams Companies, Inc., from 2018 to February 2023, serving on the Compensation & Management Development and Environmental, Health & Safety Committees at the time of her departure from the board, and from 2009 to 2017 served as a director and chaired the audit committee of UMB Financial Corporation.
Skills and Qualifications:
Ms. Buese’s significant financial and financial reporting knowledge and more than 25 years in finance leadership roles, including as a public company chief financial officer, audit committee chair, and certified public accountant, brings substantial value to our Board of Directors. Additionally, her extensive executive management and board experience in the energy industry provides our Board with a unique perspective and insight on environmental and sustainability matters for the Company as both an insurer and corporate citizen.

26	Chubb Limited 2024 Proxy Statement

Agenda Item 5
Sheila P. Burke Faculty Research Fellow, John F. Kennedy School of Government, Harvard University Age: 73 Years of Service: 8 (since 2016) Committee Memberships: Risk & Finance
Sheila P. Burke is a Faculty Research Fellow at the Malcolm Wiener Center for Social Policy, and has been a Member of Faculty at the John F. Kennedy School of Government, Harvard University, since 2007. She has been a Senior Public Policy Advisor at Baker, Donelson, Bearman, Caldwell & Berkowitz since 2009. From 1997 to 2016, Ms. Burke was a member of the board of directors of The Chubb Corporation (Chubb Corp.) and joined our Board at the time of its merger with the Company. From 2004 to 2007, Ms. Burke served as Deputy Secretary and Chief Operating Officer of the Smithsonian Institution. Ms. Burke previously was Under Secretary for American Museums and National Programs, Smithsonian Institution, from June 2000 to December 2003. She was Executive Dean and Lecturer in Public Policy of the John F. Kennedy School of Government, Harvard University, from November 1996 until June 2000. Ms. Burke served as Chief of Staff to the Majority Leader of the U.S. Senate from 1985 to 1996. Ms. Burke was also previously a member of the board of directors of health insurance provider WellPoint, Inc. (now Elevance Health Inc.).
Skills and Qualifications:
Ms. Burke brings an extensive knowledge of public policy matters and governmental affairs, in both public service and private practice, to our Board. Her substantial experience on public, private and not-for-profit boards enables her to provide valuable oversight and guidance to our management on strategy, regulatory matters and risk management.

Nelson J. Chai Former Chief Financial Officer, Uber Technologies, Inc. Age: 58 Years of Service: New Nominee
Nelson J. Chai served as Chief Financial Officer of Uber Technologies Inc. (rideshare and logistics technology platform) from September 2018 to December 2023. Prior to that, from 2017 to 2018, Mr. Chai was President and Chief Executive Officer of The Warranty Group (warranty solutions and underwriting services provider), and from 2010 to 2015 served in a variety of senior management roles at CIT Group, Inc. (financial services company), including President from 2011 to 2015 and Chairman of CIT Bank NA from 2014 to 2015. Prior to CIT Group, Mr. Chai held senior management positions at Bank of America Corporation and Merrill Lynch & Co., including Executive Vice President and Chief Financial Officer from 2007 to 2008. Mr. Chai served as Executive Vice President and Chief Financial Officer of NYSE Euronext, Inc. and its predecessor company NYSE Group, Inc. from 2006 through 2007. Since 2010, Mr. Chai has served on the board of directors of Thermo Fisher Scientific Inc. (global provider of scientific instruments, software and laboratory services).
Skills and Qualifications:
Mr. Chai’s extensive experience in financial and executive leadership roles at global technology and financial services companies would make him a valuable contributor to our Board. His background, including as a public company chief financial officer, would add significant value in overseeing and providing guidance to management on financial and accounting matters and corporate strategy generally.

Chubb Limited 2024 Proxy Statement	27

Agenda Item 5
Michael L. Corbat Former Chief Executive Officer, Citigroup Inc. Age: 63 Years of Service: 1 (since 2023) Committee Membership: Risk & Finance
Michael L. Corbat served as Chief Executive Officer of Citigroup Inc. (global banking and financial services) from October 2012 until March 2021. Mr. Corbat held a number of key executive management positions in his nearly 40-year career at Citigroup, in which he gained experience in substantially all of Citi’s business operations, including Chief Executive Officer of Europe, Middle East and Africa from December 2011 to October 2012, Chief Executive Officer of Citi Holdings from January 2009 to December 2011, Chief Executive Officer of Citi Global Wealth Management from September 2008 to January 2009, and prior to that Head of the Global Corporate and Global Commercial Bank and Head of the Global Relationship Bank. In 2022, Mr. Corbat joined as a Senior Advisor to 26North Partners, a private investment firm, and founded Teton Advisors LLC, a private consulting business.
Mr. Corbat previously served as a member of the Board of Directors of Citigroup Inc. from 2012 to 2021, and also a former member during the last five years of The Clearing House Association (including Chairman of the Supervisory Board), Financial Services Forum (including Vice Chairman), Bank Policy Institute (Member), The Partnership for New York City (Executive Committee Member), The Business Council (Member), Business Roundtable (Member), International Business Council of WEF (Member), and The U.S. Ski & Snowboard Team Foundation (Trustee).
Skills and Qualifications:
Mr. Corbat is an experienced financial services executive and finance professional with extensive understanding and expertise in the areas of financial services, risk management, financial reporting, institutional business, corporate and consumer businesses, human capital management, regulatory and compliance, and corporate affairs. His experience as a chief executive officer of a large and highly regulated public global financial services company provides significant and valued insight to our Board and management on a multitude of multifaceted and complex operational, regulatory, strategic and international issues and opportunities facing the Company.

Robert J. Hugin Former Chairman and Chief Executive Officer, Celgene Corporation Age: 69 Years of Service: 4 (since 2020) Committee Memberships: Risk & Finance
Robert J. Hugin served as Chief Executive Officer of Celgene Corporation (a biopharmaceutical company) from June 2010 until March 2016, as Chairman of its Board of Directors from June 2011 to March 2016 and as Executive Chairman from March 2016 to January 2018. Prior to June 2016, Mr. Hugin held a number of management roles at Celgene, including President from May 2006 to July 2014, Chief Operating Officer from May 2006 to June 2010 and Senior Vice President and Chief Financial Officer from June 1999 to May 2006. Prior to that, Mr. Hugin was a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin is currently a director of Biohaven Pharmaceutical Holding Company Ltd. (pharmaceutical company). Mr. Hugin has previously served as a director of Allergan plc (multispecialty health care company), Danaher Corporation (science and technology company) and The Medicines Company (pharmaceutical company).
Skills and Qualifications:
Mr. Hugin brings significant and extensive executive leadership to our Board. His experience as a chief executive officer and his outside board service enables him to provide valuable insight on complex business and financial matters and guidance to our management on strategy. In addition, his role as chairman and chief executive of a global public company provides a depth of knowledge in handling a broad array of complex operational, regulatory and international issues.

28	Chubb Limited 2024 Proxy Statement

Agenda Item 5
Robert W. Scully Retired Co-President, Morgan Stanley Age: 74 Years of Service: 10 (since 2014) Committee Memberships: Audit (Chair), Executive
Robert W. Scully was a member of the Office of the Chairman of Morgan Stanley from 2007 until his retirement in 2009, and he previously served at Morgan Stanley as Co-President, Chairman of global capital markets and Vice Chairman of investment banking. Prior to joining Morgan Stanley in 1996, he served as a managing director at Lehman Brothers and at Salomon Brothers Inc. Mr. Scully is currently a director of KKR & Co. Inc. and Zoetis Inc. Previously, Mr. Scully was a Public Governor of the Financial Industry Regulatory Authority (FINRA) and a director of UBS Group AG, Bank of America Corporation, GMAC Financial Services and MSCI Inc.
Skills and Qualifications:
Mr. Scully’s lengthy career in the global financial services industry brings expertise in capital markets activities and, of particular note, risk management to the Board. Mr. Scully has a broad range of experience with oversight stemming from his extensive service as a director; he has served or is serving on four other organizations’ audit committees (including FINRA), three companies’ compensation committees, a risk committee and a nominating and governance committee. Mr. Scully’s experience with and knowledge of talent development and strategic initiatives are also important to the Board.

Theodore E. Shasta Retired Partner, Wellington Management Company Age: 73 Years of Service: 14 (since 2010) Committee Memberships: Audit
Theodore E. Shasta has served as a Director of MBIA, Inc. (financial guarantee insurance provider) since 2009, and also serves as the Chair of its Audit Committee and a member of its Finance and Risk Committee, Compensation and Governance Committee and Executive Committee. Mr. Shasta was formerly a Senior Vice President and Partner of Wellington Management Company, a global investment advisor. Mr. Shasta joined Wellington Management Company in 1996 and specialized in the financial analysis of publicly-traded insurance companies and retired in June 2009. Prior to joining Wellington Management Company, Mr. Shasta was a Senior Vice President of Loomis, Sayles & Company (investment management). Before that, he served in various capacities with Dewey Square Investors and Bank of Boston. In total, Mr. Shasta spent 25 years covering the insurance industry as a financial analyst.
Skills and Qualifications:
Mr. Shasta’s history of working in the financial services industry, as well as in the property and casualty insurance arena, brings valuable insight to the Board from the investor perspective. His years of analysis of companies like Chubb and its peer group provide him with deep knowledge of particular business and financial issues we face. His financial acumen and industry knowledge make him a valuable contributor to the Audit Committee. Mr. Shasta has been a Chartered Financial Analyst since 1986.

David H. Sidwell Retired Chief Financial Officer, Morgan Stanley Age: 71 Years of Service: 10 (since 2014) Committee Memberships: Nominating & Governance (Chair), Compensation, Executive
David H. Sidwell was Executive Vice President and Chief Financial Officer of Morgan Stanley from March 2004 to October 2007, when he retired. From 1984 to March 2004, Mr. Sidwell worked for JPMorgan Chase & Co. in a variety of financial and operating positions, most recently as Chief Financial Officer of JPMorgan Chase’s investment bank from January 2000 to March 2004. Prior to joining JP Morgan in 1984, Mr. Sidwell was with Price Waterhouse LLP, a major public accounting firm, from 1975 to 1984, where he was qualified as a chartered accountant with the Institute of Chartered Accountants in England and Wales. Mr. Sidwell was Senior Independent Director of UBS Group AG until April 2020 and was a director of the Federal National Mortgage Association (Fannie Mae) until October 2016.
Skills and Qualifications:
Mr. Sidwell has a strong background in accounting, finance and capital markets, as well as the regulation of financial institutions. He also has considerable expertise in risk management from chairing the risk committee of a public company and his executive positions. Mr. Sidwell further contributes experience in executive compensation and corporate governance from his service on the committees of other public company boards. This comprehensive range of experience contributes greatly to his value as a Board member.

Chubb Limited 2024 Proxy Statement	29

Agenda Item 5
Olivier Steimer Former Chairman, Banque Cantonale Vaudoise Age: 68 Years of Service: 16 (since 2008) Committee Memberships: Risk & Finance (Chair), Executive
Olivier Steimer was Chairman of the Board of Banque Cantonale Vaudoise from October 2002 until December 2017. Previously, he worked for the Credit Suisse Group from 1983 to 2002, with his most recent position at that organization being Chief Executive Officer, Private Banking International, and member of the Group Executive Board. Mr. Steimer has served since 2013 on the Board of Allreal Holding AG (Swiss real estate manager and developer) and since January 2018 on the Board of Bank Lombard Odier & Co. Ltd. (a Swiss private bank). Also, from 2009 to 2021, he served as a member, and from 2012 to 2021 as Vice Chairman, of the Bank Council of Swiss National Bank. He was Chairman of the foundation board of the Swiss Finance Institute until June 2017. From 2003, he served as a member, and from 2010 to 2014 as Vice Chairman, of the Board of Directors of SBB CFF FFS (the Swiss national railway company), and, from 2009 until 2012, he was the Chairman of the Board of Piguet Galland & Cie SA. Mr. Steimer is a Swiss citizen.
Skills and Qualifications:
Mr. Steimer has a strong background of leadership in chairman and chief executive officer roles. He has deep knowledge of sophisticated banking and finance matters derived from his extensive experience in the financial services industry. As a Swiss company, Chubb benefits specifically from Mr. Steimer being a Swiss citizen and resident, and his insight into the Swiss commercial and insurance arenas provides valuable perspective to the Board.

Frances F. Townsend Advisory Services, Frances Fragos Townsend, LLC Age: 62 Years of Service: 4 (since 2020) Committee Memberships: Compensation (Chair), Nominating & Governance, Executive
Frances F. Townsend currently runs her own independent corporate consulting business, Frances Fragos Townsend, LLC. From December 2020 until November 2023, Ms. Townsend served in a variety of roles at Activision Blizzard (interactive gaming and entertainment), including Executive Vice President for Corporate Affairs, Corporate Secretary, Chief Compliance Officer and Senior Counsel. From October 2010 to December 2020, Ms. Townsend served at MacAndrews & Forbes Incorporated (a diversified holding company). At the time of her departure she was Vice Chairman, General Counsel and Chief Administrative Officer. From April 2009 to October 2010, Ms. Townsend was a partner at the law firm of Baker Botts LLP. Prior to that, she served as Assistant to President George W. Bush for Homeland Security and Counterterrorism and chaired the U.S. Homeland Security Council from May 2004 until January 2008. She also served as Deputy Assistant to the President and Deputy National Security Advisor for Combating Terrorism from May 2003 to May 2004. Prior to serving the President, Ms. Townsend was the first Assistant Commandant for Intelligence for the U.S. Coast Guard and spent 13 years at the U.S. Department of Justice in various senior positions. Ms. Townsend is a board member of the Council on Foreign Relations and the Trilateral Commission, and is currently the lead independent director of Leonardo DRS, Inc. (defense contractor) and a director of Freeport-McMoRan Inc. (international mining company). During the past five years, Ms. Townsend served as a director of Scientific Games Corporation (now Light & Wonder Inc.), SciPlay Corporation and The Western Union Company.
Skills and Qualifications:
Ms. Townsend brings to the board extensive public policy, government, regulatory and legal experience as well as a strong background in domestic and international affairs, risk management, strategic planning and intelligence and security matters (including cybersecurity). Ms. Townsend also has significant leadership experience through her various roles in U.S. government, including as chair of the U.S. Homeland Security Council. Ms. Townsend’s public board experience also contributes to her value as a director.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
30	Chubb Limited 2024 Proxy Statement

Agenda Item 6
Election of the Chairman of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect Evan G. Greenberg as Chairman of the Board of Directors until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, the authority to elect the Chair of our Board of Directors is vested with our shareholders, who elect a Chair from the directors elected under Agenda Item 5.
With the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated our current Chairman, Mr. Evan G. Greenberg, for election by shareholders as the Chairman of the Board of Directors until our next annual general meeting. Biographical information regarding Mr. Greenberg is found under Agenda Item 5.
Mr. Greenberg has served as our Chairman since 2007, a period of sustained success for the Company. Under his leadership, the Company has created superior shareholder value. Between 2008, his first full year as Chairman, and 2023, our annualized total shareholder return (inclusive of reinvested dividends) was 10.8% and on a cumulative basis was 419.4%.
Annual Review of Board
Leadership Structure

Each year, the Board of Directors reviews its leadership structure and considers shareholder feedback. The Board of Directors (with Mr. Greenberg abstaining) has unanimously agreed that it is in the best interest of the Company and shareholders for Mr. Greenberg to continue in his role as Chairman of the Board for the upcoming year. The Board believes he has the skills and experience to best perform both the Chairman and CEO roles at this time.
In support of nominating Mr. Greenberg as Chairman, our Board encourages shareholders to consider Mr. Greenberg’s unique and immeasurable leadership value to the Board. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry and combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board. Additionally, the Company is in a highly regulated industry, and
Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning over 45 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to Chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below and in “Corporate Governance — Board Leadership Structure” in this proxy statement. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Our Board considers Mr. Greenberg’s continued service as Chairman to be essential as the Company executes on its strategic plan and identifies and capitalizes on market and other opportunities. The Board believes that, as Chairman, Mr. Greenberg will continue the Company’s trajectory of success, consistent with its track record, in the face of the multitude of risks and opportunities that lay ahead.

Chubb Limited 2024 Proxy Statement	31

Agenda Item 6
Board Leadership: Our Independent
Lead Director

While Mr. Greenberg serves as Chairman, Board leadership comes also from our independent Lead Director, Mr. Michael P. Connors. Our Board structure provides for a strong Lead Director position to promote and foster effective director independence in deliberations and overall governance. The Lead Director provides a forum for independent director deliberation and feedback and helps assure that all Board members have the means to, and do, carry out their responsibilities in accordance with their fiduciary duties.
Our Nominating & Governance Committee, and the entire Board of Directors, regularly reviews our Board leadership structure, and in particular examines and reaffirms the significant authority and powers of our Lead Director.
See “Corporate Governance — Board Leadership Structure” in this proxy statement for more details on the powers and responsibilities of our Lead Director.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
32	Chubb Limited 2024 Proxy Statement

Agenda Item 7
Election of the Compensation Committee of the Board of Directors
Agenda Item

Our Board of Directors is asking shareholders to elect each of the director nominees Michael P. Connors, David H. Sidwell and Frances F. Townsend individually as members of the Compensation Committee until our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, authority to elect the members of the Compensation Committee of our Board of Directors is vested with our shareholders, who elect members of the Compensation Committee from the directors elected under Agenda Item 5.
Upon the recommendation of our Nominating & Governance Committee, our Board of Directors has nominated a slate of three nominees for election at the Annual General Meeting to the Compensation Committee of our Board of Directors until our next annual general meeting. Each of Michael P. Connors, David H. Sidwell and Frances F. Townsend is
currently serving on the Compensation Committee. Biographical information regarding each of the nominees may be found under Agenda Item 5.
The Board of Directors has unanimously agreed that service by each nominee to the Compensation Committee is in the best interest of the Company and the shareholders. Each of the nominees has been determined by the Nominating & Governance Committee and the Board of Directors to satisfy the Company’s Categorical Standards for Director Independence and related rules of the NYSE.

What Happens If Shareholders Do Not Approve the Nominees in this Proposal?

If the shareholders do not approve the nominees in this proposal, then the Board will consider the reasons the shareholders did not approve, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to elect each of the above nominees in this agenda item.
Chubb Limited 2024 Proxy Statement	33

Agenda Item 8
Election of Homburger AG as Independent Proxy
Agenda Item

Our Board of Directors is asking shareholders to elect Homburger AG as the Company’s independent proxy until the conclusion of our next annual general meeting.
Explanation

Under Swiss law and our Articles of Association, shareholders have the authority to elect an independent proxy. Swiss law does not permit other forms of institutional proxies for public companies, such as corporate proxies (appointing an officer or another representative of the Company) or depositary bank representatives as defined under Swiss law.
The independent proxy’s main task is to exercise the voting rights granted to it by shareholders in accordance with shareholder instructions. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
Our Board of Directors has recommended that Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland be elected as our independent proxy until the conclusion of our next annual general meeting. Homburger AG is a Swiss law firm.

What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, then the Board will consider the reasons the shareholders did not approve the proposal, if known, and will call an extraordinary general meeting of shareholders for reconsideration of the proposal or a revised proposal.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
34	Chubb Limited 2024 Proxy Statement

Agenda Item 9
Cancellation of Repurchased Shares
Agenda Item

Our Board of Directors is asking shareholders to approve that:
(i)
the Company’s share capital be reduced by CHF 5,912,800 from CHF 215,725,793 to CHF 209,812,993;

(ii)
the capital reduction be effected by cancelling 11,825,600 registered shares with a nominal value of CHF 0.50 each, all of which are held in treasury;

(iii)
the aggregate reduction amount be booked against the minus portion for treasury shares on the Company’s Swiss statutory balance sheet; and

(iv)
the Board be authorized to adjust the share capital amount set forth in Article 3 of the Articles of Association.

Explanation

We currently have in effect a Board-authorized share repurchase program enabling us to repurchase up to $5 billion of our Common Shares. This program has no expiration date. Swiss law imposes certain requirements on the use of repurchased shares. Shares repurchased under this repurchase program are earmarked for cancellation.
Consistent with Swiss law, and to ensure we maintain capital management flexibility and enable us to continue to return capital to shareholders through share repurchases, our Board of Directors believes it is advisable and in the best interests of the Company to cancel 11,825,600 Common Shares that were repurchased under our share repurchase programs during the 2023 calendar year, and accordingly effect the reduction of the share capital in our Articles of Association.
A creditor call required by Swiss law to implement the capital reduction is expected to be published in the Swiss Official Gazette of Commerce before the Annual General Meeting.
Following the creditor call, PricewaterhouseCoopers AG (Zurich), the Company’s statutory auditor, will deliver a special audit report confirming that all claims of creditors of the Company are fully covered despite the capital reduction as per article 653m paragraph 1 of the Swiss Code of Obligations. It is expected that such special audit report will be completed by the time of the Annual General Meeting, and the Board of Directors will inform the shareholders of the result of the special audit report at the Annual General Meeting.
Following shareholder approval, a Board meeting would be conducted in accordance with Swiss law and our Organizational Regulations to implement the capital reduction in our Articles of Association. The capital reduction would then be registered and become effective, and Article 3 of our Articles of Association would read as follows:

Artikel 3 Aktienkapital	Article 3 Share Capital
Das Aktienkapital der Gesellschaft beträgt CHF ~~215'725'793~~ 209’812’993 und ist eingeteilt in ~~431’451’586~~ 419’625’986 auf den Namen lautende Aktien im Nennwert von CHF 0.50 je Aktie. Das Aktienkapital ist vollständig liberiert.	The share capital of the Company amounts to CHF ~~215,725,793~~ 209,812,993 and is divided into ~~431,451,586~~ 419,625,986 registered shares with a nominal value of CHF 0.50 per share. The share capital is fully paid-in.
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to return capital to shareholders through our share repurchase program in the future.
Chubb Limited 2024 Proxy Statement	35

Agenda Item 9
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this Agenda Item.
36	Chubb Limited 2024 Proxy Statement

Agenda Item 10
Approval of a Capital Band for Authorized Share Capital Increases and Reductions
Agenda Item

Our Board of Directors is asking shareholders to approve an amendment of Article 6 of the Articles of Association (as set out below under “Explanation”) to introduce a capital band, which would authorize the Board of Directors to increase or decrease the Company’s share capital by up to 20% for a 1-year period ending on May 16, 2025.
If approved, the amendment of the Articles of Association will become effective upon its registration in the Swiss commercial register.
Explanation

Swiss law previously provided for the option to create authorized share capital for which new shares could be issued up to a maximum amount of 50% of a company’s existing share capital, with the authorization valid for a maximum of 2 years. Our existing authorized share capital, previously approved by shareholders at our 2022 annual general meeting, expires on May 19, 2024.
As part of revisions to Swiss corporate law, as of January 1, 2023, the concept of authorized share capital has been replaced by a “capital band.” Under a capital band, Swiss law provides that shareholders may authorize the board of directors for a period of time to change the stated share capital within a permitted range. A capital band is required to be set out in a company’s articles of association.
Our Board believes it is advisable and in the best interests of the Company for shareholders to amend the Articles of Association in order to authorize our Board, for a maximum period of one year, to change the stated share capital registered in the Swiss commercial register once or several times within the limits of:
(i)
Increasing stated share capital by a maximum of 20%; and

(ii)
Reducing stated share capital by a maximum of 20%,

in each case, of the Company’s existing share capital after the implementation of Agenda Item 9, if approved by shareholders, or if not approved, the Company’s share capital on the date of the Annual General Meeting. Please note that these are maximum and minimum share capital limits, and that all or any limits may not be utilized, subject to the Board’s determination.
While Swiss law allows a capital band authorization to last for up to 5 years and extend to a maximum increase of 150%
and decrease of 50% of existing share capital, the Board believes the limits requested in this proposal provide appropriate flexibility.
The ability to increase share capital through this Agenda Item would enable our Board to authorize new Common Share issuances at such times and for such purposes as it may deem advisable without further action by shareholders, except as may be required by applicable laws or regulations, including NYSE requirements. For example, new shares would be available for issuance in connection with financings, acquisitions of other companies, stock dividends, raising capital following significant catastrophes that would otherwise have a material effect on Chubb’s balance sheet or financial condition, or other corporate purposes. The share capital reduction component of the proposed capital band would also enable us to continue to cancel shares earmarked for cancellation that are acquired under our share repurchase program, ensuring we maintain capital management flexibility and continue to return capital to shareholders through share repurchases in accordance with Swiss treasury share limit requirements.
If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue Common Shares or securities convertible into or exercisable for Common Shares in one or a series of related transactions if such Common Shares represent 20% or more of the voting power or outstanding Common Shares of the Company. NYSE rules also require shareholder approval for an issuance of Common Shares that would result in a change of control of the Company, as well as for share issuances in connection with certain benefit plans or related party transactions.

Chubb Limited 2024 Proxy Statement	37

Agenda Item 10
As a Swiss company, we are required to submit both the English and the (authoritative) German versions of the proposed amendment to the Articles of Association, pursuant to which Article 6 of the Articles of Association would replace the existing provision on authorized share capital and read as follows:
Article 6 Kapitalband	Article 6 Capital Band

a)
Der Verwaltungsrat ist ermächtigt, jederzeit bis zum 16. Mai 2025 innerhalb einer Obergrenze von CHF 251’775’591.50, entsprechend 503’551’183 vollständig zu liberierenden Namenaktien mit einem Nennwert von je CHF 0.50 und einer Untergrenze von CHF 167’850’394.50, entsprechend 335’700’789 vollständig zu liberierenden Namenaktien mit einem Nennwert von je CHF 0.50, das Aktienkapital einmal oder mehrere Male zu verändern.*

a)
The Board of Directors is authorized any time until May 16, 2025 to change the share capital once or several times within the upper limit of CHF 251,775,591.50, corresponding to 503,551,183 registered shares with a par value of CHF 0.50 each to be fully paid up, and the lower limit of CHF 167,850,394.50, corresponding to 335,700,789 registered shares with a par value of CHF 0.50 each to be fully paid up.*

b)
Im Falle einer Kapitalerhöhung gilt Folgendes:

1.
Der Verwaltungsrat legt die Anzahl Aktien, den Zeitpunkt der Ausgabe von neuen Aktien, den Ausgabebetrag, die Art der zu leistenden Einlagen (einschliesslich Bareinlagen, Sacheinlagen, Verrechnung und Umwandlung von frei verwendbaren Reserven, einschliesslich Gewinnvortrag, in Aktienkapital), den Zeitpunkt der Ausgabe, die Bedingungen der Bezugsrechtsausübung und den Beginn der Dividendenberechtigung fest. Dabei kann der Verwaltungsrat neue Aktien mittels Festübernahme durch eine Bank oder einen anderen Dritten und anschliessenden Angebots an die bisherigen Aktionäre ausgeben. Der Verwaltungsrat ist ermächtigt, den Handel mit Bezugsrechten zu beschränken oder auszuschliessen. Nicht ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen oder diese bzw. Die Aktien, für welche Bezugsrechte eingeräumt, aber nicht ausgeübt werden, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.

2.
Der Verwaltungsrat ist ermächtigt, Bezugsrechte der Aktionäre auszuschliessen und diese Dritten, der Gesellschaft oder ihren Tochtergesellschaften zuzuweisen, wenn die neu auszugebenden Aktien zu folgenden Zwecken verwendet werden: (1) Fusionen, Übernahmen von Unternehmen oder Beteiligungen, Finanzierungen und Refinanzierungen solcher Fusionen und Übernahmen sowie anderweitige Investitionsvorhaben (unter Einschluss von Privatplatzierungen), (2) Stärkung der regulatorischen Kapitalbasis der Gesellschaft oder ihrer Tochtergesellschaften (unter Einschluss von Privatplatzierungen), (3) zur Erweiterung des Aktionariats oder für Beteiligungen durch strategische Partner, (4) im Zusammenhang mit der Kotierung neuer Aktien zu Marktbedingungen an in- oder ausländischen Börsen (unter Einschluss von Privatplatzierungen), (5) die neuen Aktien zum Zwecke der raschen und flexiblen Beschaffung von Eigenkapital ausgegeben werden, wenn eine solche Kapitalbeschaffung schwierig oder nur zu ungünstigeren Bedingungen möglich wäre, wenn das Bezugsrecht auf die neuen Aktien nicht ausgeschlossen würde, und (6) zum Zwecke der

b)
In the event of a capital increase the following applies:

1.
The Board of Directors shall determine the number of shares to be issued, the date of issue, the type of contributions (including cash contributions, contributions in kind, set-off and conversion of freely usable reserves, including retained earnings, into share capital), the conditions governing the exercise of subscription rights and the commencement of dividend entitlement. The Board of Directors may issue new shares which are underwritten by a bank or other third party and subsequently offered to existing shareholders. The Board of Directors is authorized to restrict or to prohibit trading in the subscription rights to the new shares. In the event of subscription rights not being exercised, the Board of Directors may, at its discretion, either allow such rights to expire worthless, or place them or the shares to which they entitle their holders either at market prices or in some other manner commensurate with the interests of the Company.

2.
The Board of Directors is authorized to exclude the pre-emptive rights of the shareholders and to allocate them to individual shareholders, third parties, the Company or one of its subsidiaries, in the event of the use of shares for the purpose of (1) mergers, acquisitions of enterprises or participations, financing and/or refinancing of such mergers and acquisitions, and of other investment projects (including by way of private placements), (2) to improve the regulatory capital position of the Company or its subsidiaries (including by way of private placements), (3) broadening the shareholder constituency or for investment by strategic partners, (4) in connection with the listing of new shares at market conditions on domestic or foreign stock exchanges (including by way of private placements), (5) the new shares being issued for the purpose of raising equity capital in a swift and flexible manner, where such raising of capital would be difficult or would only be possible at less favorable conditions if the pre-emptive rights to the new shares were not excluded, and (6) the participation of members of the Board of Directors, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries.

38	Chubb Limited 2024 Proxy Statement

Agenda Item 10

Beteiligung von Verwaltungsratsmitgliedern, Mitarbeitern, Beauftragten, Beratern oder anderer Personen, die Dienstleistungen zugunsten der Gesellschaft oder einer ihrer Tochtergesellschaften erbringen.

c)
Im Falle einer Kapitalherabsetzung bestimmt der Verwaltungsrat, soweit erforderlich, die Zahl der zu vernichtenden Aktien und die Verwendung des Herabsetzungsbetrags. Erwerb und Halten von zur Vernichtung unter dem Kapitalband zurückgekauften Aktien unterliegen, soweit gesetzlich zulässig, nicht der 10%-Schwelle für eigene Aktien im Sinne von Art. 659 Abs. 2 OR.

c)
In case of a capital reduction, the Board of Directors shall, to the extent necessary, determine the number of cancelled shares and the use of the reduction amount. The acquisition and holding of shares repurchased for purposes of cancellation under the capital band are, to the extent permitted by law, not subject to the 10% threshold for own shares within the meaning of Art. 659 para. 2 CO.

d)
Kapitalerhöhungen können sowohl durch Erhöhung des Nennwerts der Aktien als auch durch Schaffung von Aktien und Kapitalherabsetzungen können sowohl durch Reduktion des Nennwerts der Aktien als auch durch Vernichtung von Aktien durchgeführt werden. Der Verwaltungsrat ist auch ermächtigt, eine gleichzeitige Reduktion und Wiedererhöhung des Aktienkapitals vorzunehmen. Bei einer Nennwerterhöhung oder-reduktion setzt der Verwaltungsrat den neuen Nennwert der Aktien fest und passt sämtliche Bestimmungen der Statuten, die sich auf den Nennwert einer Aktie beziehen, sowie die Anzahl Aktien mit neuem Nennwert, welcher der festen betragsmässigen Ober- und Untergrenze des Kapitalbands nach Abs. 1 entsprechen, entsprechend an.

d)
Capital increases may be performed both by increasing the par value of the shares and by issuing new shares, and reductions may be performed both by reducing the par value of the shares and by cancelling shares. The Board of Directors is also authorized to carry out a simultaneous reduction and re-increase of the share capital. In the case of a reduction of the par value, the Board of Directors shall adapt all provisions of the Articles of Association relating to the par value of a share as well as the number of shares with a new nominal value corresponding to the fixed upper and lower limit of the capital band according to para. 1, accordingly.

e) Die Zeichnung und der Erwerb von Aktien, die im Rahmen des Kapitalbands ausgegeben werden, und jede weitere Übertragung der Aktien unterliegen den Beschränkungen von Art. 8 der Statuten.
e)
Subscription to and acquisition of newly issued shares out of the capital band and any further transfers of their ownership shall be subject to the restrictions specified in art. 8 of the Articles of Association.

*
The upper and lower limits and number of registered shares presented reflect the approval by shareholders at the Annual General Meeting of the reduction of share capital by cancellation of shares described in Agenda Item 9. If Agenda Item 9 is not also approved, the maximum 20% increase and 20% decrease share capital limit amounts and number of registered shares set out in art. 6 will be increased accordingly.

The capital band is intended to provide the Company with the ability to raise share capital in an efficient manner to finance growth projects and to secure the Company’s solvency in the future if needed. This is intended to maintain Chubb’s financing flexibility at a high level. The ability to reduce share capital within the capital band in particular allows for the cancellation of treasury shares repurchased by the Company under its share repurchase program without the need to convene a separate shareholder vote.
As noted above, the capital band allows the Company to limit or withdraw shareholders’ pre-emptive rights in specified and limited circumstances. In proposed art. 6 para. b) above, the Board is authorized to determine the modalities of capital increases within the capital band. In particular, the Board is authorized to limit or cancel shareholders’ pre-emptive rights in the event of a capital increase for the reasons set out in art. 6 para. b), which have been slightly adjusted from the current Articles of Association, in line with market practice, to include issuances in connection with the listing of new shares at market conditions on domestic or foreign stock exchanges; raising equity in a swift and flexible manner; and a clarification that new share issuances for the purpose of participation of employees includes other applicable groups who are entitled to receive equity awards under our equity compensation program. The necessary modalities for implementing capital reductions or for changing the par value of shares within the capital band are set out in para. c) and d) of proposed art. 6 of the Articles of Association.
The Company does not have any current plans or commitments to issue new Common Shares. The Board does not intend to issue any new shares except on terms or for reasons which the Board deems to be in the best interests of the Company and its shareholders.
Chubb Limited 2024 Proxy Statement	39

Agenda Item 10
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to issue shares at times our Board deems necessary or advisable and in the best interests of the Company, or to cancel shares, which may impede our ability to return capital to shareholders through our share repurchase program.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting is required to approve this Agenda Item.
40	Chubb Limited 2024 Proxy Statement

Agenda Item 11
Approval of the Amended and Restated Chubb Limited Employee Stock Purchase Plan
Agenda Item

Our Board of Directors is asking shareholders to approve the amended and restated Chubb Limited Employee Stock Purchase Plan (ESPP). The following summary of the ESPP is qualified in its entirety by the complete text of the ESPP contained in Annex A.
Explanation and Purpose

The purpose of the ESPP is to provide eligible employees of Chubb and its participating subsidiaries the opportunity to purchase Common Shares through accumulated payroll deductions. We believe the ESPP serves as an attractive employee benefit and aids in employee recruitment and retention.
The ESPP was first adopted by the Board of Directors on July 28, 1995 and approved by shareholders on February 9, 1996. Shareholders last approved an amendment to the ESPP at our 2017 annual general meeting. On February 22, 2024, our Board of Directors adopted the ESPP, as amended and restated effective as of such Board approval, subject to approval of shareholders at the Annual General Meeting.
If approved by shareholders, the ESPP will increase the number of Common Shares available for issuance under the ESPP by 2,500,000 shares, which shares shall be in addition to the 6,500,000 Common Shares previously reserved. The ESPP includes some further minor revisions for clarification purposes, but other than the share reserve increase, no additional material changes to the ESPP are proposed.
As of March 22, 2024, 509,458 Common Shares remained available for issuance under the ESPP. The approval of the ESPP, as amended and restated, will bring the total number of Common Shares remaining available for issuance under the ESPP to 3,009,458.
Our Board believes it is important for employees to have an equity interest in the Company. Increasing the number of Common Shares available for issuance under the ESPP is necessary to ensure that we have a sufficient number of Common Shares available for issuance under the ESPP and so that the ESPP can continue to operate.
A summary of the material provisions of the ESPP, as amended and restated, is set forth below. A copy of the ESPP, as amended and restated, is set forth in Annex A.
The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the Code), and therefore offers favorable tax treatment for certain purchases of Common Shares made pursuant to the ESPP (see “United States Income Tax Considerations” below).
General Terms of the ESPP

The Board has designated the Compensation Committee, which we refer to as the Committee, to serve as the administrator of the ESPP. The Committee has the authority to manage and control the operation and administration of the ESPP, including the authority to interpret the ESPP and to establish, amend and rescind rules and regulations relating to the ESPP. Except to the extent prohibited by the provisions of Rule 16b-3 of the Exchange Act, applicable local law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers under the ESPP to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.
If the ESPP, as proposed to be amended and restated, is approved, the maximum number of Common Shares permitted to be sold under the ESPP will be 9,000,000, of which 5,990,542 already have been sold as of March 22, 2024, leaving approximately 3,009,458 available for future sale. The Common Shares with respect to which purchases may be made under the ESPP shall be:
•
shares currently authorized but unissued; or

•
shares purchased in the open market by a direct or indirect wholly-owned subsidiary of the Company (as determined by any executive officer of the Company). The Company may contribute to the subsidiary an amount sufficient to accomplish the purchase in the open market of the shares to be so acquired (as determined by any executive officer of the Company).

Subject to the requirements of Section 423 of the Code, the Committee shall adjust the number of shares available under

Chubb Limited 2024 Proxy Statement	41

Agenda Item 11
the ESPP for any subdivision or consolidation of shares or recapitalization or any other increase or reduction of the number of Common Shares outstanding that is effected without receiving compensation therefor in money, services or property.
If the shareholders of the Company receive any shares of stock or other securities or property pursuant to any reorganization, merger, consolidation or plan of exchange with another corporation, or if the Company distributes securities of another corporation to its shareholders, then, subject to the requirements of Section 423 of the Code, an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such shares shall be substituted for the shares, subject to outstanding rights to purchase Common Shares under the ESPP.
Except as otherwise permitted under Section 424 of the Code and Rule 16b-3 of the Exchange Act, neither the amount of any payroll deductions made with respect to a participant’s compensation nor any participant’s rights to purchase Common Shares under the ESPP may be pledged or hypothecated, nor may they be assigned or transferred other than by will and the laws of descent and distribution. During the lifetime of the participant, the rights provided to the participant under the ESPP may be exercised only by the participant.
The ESPP is not subject to the Employee Retirement Income Security Act of 1974, as amended, or qualified under Section 401(a) of the Code.
Eligibility

All employees of the Employers (meaning the Company and each of its eligible corporate subsidiaries that, with the consent of the Company, adopts the ESPP for the benefit of its eligible employees) who have been employed for more than 500 hours and for longer than six months, and whose customary employment is greater than 20 hours per week and more than five months in any calendar year, are eligible to participate in the ESPP. However, only those individuals employed by the Employers on the first day of a Subscription Period (defined below) may participate in the ESPP during that Subscription Period.
An employee who is a citizen or resident of a foreign jurisdiction where the grant of an option under the ESPP or an offering to such citizen or resident is prohibited under the laws of such jurisdiction, or where compliance with the laws of the foreign jurisdiction would cause the ESPP or offering to violate the requirements of Section 423 of the Code, is not eligible to participate in the ESPP. Contractors and consultants are also prohibited from participating in the ESPP.
In addition, employees who own, or who would own upon the exercise of any rights extended under the ESPP and the exercise of any other options (whether qualified or nonqualified), shares possessing five percent or more of the total combined voting power or value of all classes of Common
Shares or of any parent or subsidiary corporation are not eligible to participate in the ESPP. Certain restrictions apply to employees whose rights to purchase Common Shares under all employee stock purchase programs the Employers maintain would accrue at a rate that exceeds $25,000 of fair market value (determined at the time the purchase rights are granted) for each calendar year in which the purchase rights are outstanding. As of March 22, 2024, the Company and its subsidiaries had approximately 33,000 employees eligible to participate in the ESPP.
Participation

The ESPP gives participants the right to purchase Common Shares using amounts deducted from their pay during consecutive “Subscription Periods.” The Committee, with the approval of the Board, has established six-month Subscription Periods that begin on January 1 and July 1 of each year. The Committee has the authority to change the length and frequency of the Subscription Periods, but the periods may not extend beyond one year.
Eligible employees can become participants in the ESPP for any Subscription Period by filing a written payroll deduction authorization (referred to as a “Subscription Agreement” or an “Enrollment Form”) with the Committee. The Subscription Agreements authorize payroll deductions from the employees’ pay for contributions to the ESPP for that Subscription Period.
When participants file Subscription Agreements, their participation in the ESPP generally begins on the first day of the Subscription Period to which their Subscription Agreements relate and continues until the end of the Subscription Period or, if earlier, until the participants elect to terminate participation as described below or until the ESPP is terminated. At the time participation begins for a Subscription Period, participants are granted an “option” to purchase Common Shares on the Exercise Date (as defined below) for that Subscription Period. The amount of Common Shares to be purchased is determined based on the accumulated payroll deductions and the purchase price applicable to the option, as discussed below. The participants have no interest in Common Shares covered by the Subscription Agreement until the shares are delivered. Neither the ESPP nor any contract in connection with the ESPP gives any person a right to a lien on the funds deducted from participants’ pay pursuant to the ESPP.
Payroll Deductions

At the time participants file Subscription Agreements, they elect to have payroll deductions made on each pay day during the applicable Subscription Period. Participants may choose a reduction of either a full percentage of their Compensation (as defined below) or a specified whole dollar amount. Whether they elect a dollar amount or a percentage, the total amount of the payroll deductions for the Subscription Period cannot exceed 10% of their Compensation for that

42	Chubb Limited 2024 Proxy Statement

Agenda Item 11
Subscription Period. “Compensation” means base salary, except that if a participant does not receive salary, compensation is based on such other amount of basic compensation as determined by the Committee. Participants do not earn interest on amounts deducted from their paychecks, and, prior to the time they are used to buy Common Shares under the ESPP, the funds are available for general use by the Employers and may be subject to the claims of the Employers’ creditors.
After the Subscription Period begins, participants may not increase or decrease the rate of their payroll deductions for that Subscription Period, unless their participation terminates, as described below. Automatic changes to deductions (including a reduction to zero) may be made to ensure that the ESPP complies with the requirements of Section 423 of the Code.
Termination of Participation

Participants may discontinue participation in the ESPP for any Subscription Period. If a participant chooses to terminate participation, the total amount that has been deducted during that Subscription Period will be returned, without interest. If deductions are withdrawn, the option for that Subscription Period will be terminated and no further payroll deductions will be made for that Subscription Period.
If a participant’s employment with the Employers terminates, the total amount that has been deducted during that Subscription Period will be returned, without interest, and the option will be terminated.
Purchase of Common Shares

The amounts that have been deducted from participants’ paychecks during a Subscription Period will be used on the “Exercise Date” to purchase full shares of Common Shares. An Exercise Date is generally the last trading day of a Subscription Period. The number of shares purchased will be equal to the total amount, as of the Exercise Date, that has been deducted from the participants’ paychecks for that Subscription Period, divided by the Purchase Price, rounded down to the next full share. The “Purchase Price” is 85% of the fair market value of a Common Share on the Exercise Date. The closing price with respect to a Common Share on March 27, 2024 was $258.50. In no event shall the Purchase Price be less than the par value of a Common Share.
Limitations may apply with respect to the amount and value of a Common Share that a participant may purchase under the ESPP for any Subscription Period. No participant may purchase more than $25,000 in value of Common Shares under the ESPP (and any other employee stock purchase plan) in any calendar year.
If participants decide they do not wish to purchase Common Shares during a Subscription Period, they may notify the Company prior to the Exercise Date (or at such other time as the Compensation Committee may establish) that they elect not to purchase the Common Shares which they are entitled to purchase. To the extent the amounts deducted from participants’ paychecks are not used to purchase full Common Shares, those amounts shall be returned without interest. The options shall expire on the last day of the Subscription Period.
Withholding

All benefits under the ESPP are subject to withholding of all applicable taxes.
Duration, Amendment and Termination

The ESPP shall be unlimited in duration unless it is terminated pursuant to the provisions of the ESPP, which provide that the Board may amend or terminate the ESPP at any time. With limited exceptions specified in the ESPP, no amendment or termination of the ESPP may adversely affect the rights of a participant with respect to shares that have been purchased before such amendment is adopted by the Board. No amendment of the ESPP may be made without approval of the shareholders of the Company to the extent that such approval is required to maintain compliance with the requirements of Section 423 of the Code. In addition, to the extent that applicable stock exchange rules require shareholder approval for an amendment, such amendment will not be effective without shareholder approval.
United States Income Tax Considerations

The following is a brief description of the U.S. federal income tax treatment that will generally apply with respect to purchases under the ESPP by participants who are subject to U.S. income tax. This discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the ESPP. Participants may also be subject to foreign, state and/or local taxes in connection with purchases under the ESPP, which could differ significantly from U.S. federal tax consequences. Participants should consult with their individual tax advisors to determine the applicability of the tax aspects of purchases to their personal circumstances.
The ESPP is intended to qualify under Section 423 of the Code. Under this section, a participant will not be required to recognize taxable income at the time shares are purchased under the ESPP. The participant may, however, become liable for tax upon the disposition of the Common Shares acquired, as described below.
In the event that shares acquired pursuant to the ESPP are not sold or disposed of (including by way of gift) prior to two years after the date of the grant of the option (as determined for tax purposes) or one year after the relevant Exercise Date, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the

Chubb Limited 2024 Proxy Statement	43

Agenda Item 11
purchase price, or (b) the excess of the fair market value of the shares at the date of grant (as determined for tax purposes) over an amount equal to what the purchase price would have been if it had been computed as of the date of the grant (as determined for tax purposes), will be treated as ordinary income to the participant. Any further gain on disposition will be treated as long-term capital gain and any loss will be treated as a capital loss.
In the event the participant sells or disposes of the shares before the expiration of the holding periods described above, the excess of the fair market value of the shares on the Exercise Date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as a capital gain and will be treated as a long-term capital gain if the shares have been held for more than one year. If the shares are sold for less than their fair market value on the Exercise Date, the participant may recognize a capital loss equal to the difference between the sales price and the value of the shares on the Exercise Date.
The Company is not currently subject to U.S. corporate income taxes. However, if a sale or disposition is made before the expiration of the holding periods described above by a participant employed by a subsidiary that is a U.S. taxpayer, the subsidiary will be entitled to a deduction for its taxable year in which such sale or disposition occurs equal to the amount of income includible in the participant’s gross income as ordinary income.
Tax Advice

U.S. Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the ESPP. A participant may also be subject to foreign, state and/or local taxes in connection with the grant of awards under the ESPP. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.
Non-U.S. Tax Considerations. Participants subject to taxation in other countries should consult their tax advisors.

Common Share Issuances

The following table sets forth shares purchased pursuant to the ESPP for the fiscal year ended December 31, 2023 by the Company’s CEO and each of the other NEOs that participated in the ESPP in 2023, and by the various indicated groups, together with the weighted average purchase price paid per share:
Name	Number of Purchased Shares	Weighted-average Purchase Price
Evan G. Greenberg Chairman and Chief Executive Officer	—	—
Peter C. Enns Chief Financial Officer	—	—
John W. Keogh President and Chief Operating Officer	—	—
John J. Lupica Vice Chairman; President, North America Insurance	113	$163.676
Juan Luis Ortega President, Overseas General Insurance	—	—
Sean Ringsted Chief Digital Business Officer	—	—
Executive Officer Employee Group (9 persons)	226	$163.676
Non-Employee Director Group	—	—
Non-Executive Officer Employee Group	305,378	$176.705
New ESPP Benefits

The benefits to be derived under the ESPP by any individual in the future are currently undeterminable. Participation in the ESPP is entirely voluntary and benefits will only be realized by those employees who have chosen to allocate a portion of their Compensation to the purchase of Common Shares of the Company. The total number of shares to be purchased during each Subscription Period cannot be determined in advance, as it will vary based on an individual’s elections (which may include an election to terminate participation during a Subscription Period) and the price of a Common Share at the Exercise Date; provided that, in no event may a participant purchase more than $25,000 in value of Common Shares under the ESPP (and any other employee stock purchase plan) in any calendar year, and the total amount of payroll deductions cannot exceed 10% of the Compensation for that Subscription Period.
44	Chubb Limited 2024 Proxy Statement

Agenda Item 11
Authorized Securities under Equity Compensation Plans

The following table presents securities authorized for issuance under equity compensation plans at December 31, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights3	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders1	10,480,884	$157.243	13,042,871
Equity compensation plans not approved by security holders2	15,807

1
These totals include securities available for future issuance under the following plans:

i.
Chubb Limited 2016 Long-Term Incentive Plan (2016 LTIP). A total of 32,900,000 Shares are authorized to be issued pursuant to awards made as options, stock appreciation rights, stock units, performance shares, performance units, restricted stock, and restricted stock units. The maximum number of shares that may be delivered to participants and their beneficiaries under the 2016 LTIP shall be equal to the sum of: (i) 32,900,000 shares of Stock (which number includes all shares available for delivery under this clause (i) since the establishment of the Plan, determined in accordance with the terms of the Plan); and (ii) any shares of Stock that have not been delivered pursuant to the ACE Limited 2004 Long-Term Incentive Plan (the Prior Plan) and remain available for grant pursuant to the Prior Plan, including shares of Stock represented by awards granted under the Prior Plan that are forfeited, expire or are canceled after the Effective Date without delivery of shares of Stock or which result in the forfeiture of the shares of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plan. As of December 31, 2023, a total of 8,647,386 option awards and 758,402 restricted stock unit awards are outstanding, and 12,533,303 shares remain available for future issuance under this plan.

ii.
ACE Limited 2004 Long-Term Incentive Plan (ACE LTIP). As of December 31, 2023, a total of 1,812,904 option awards are outstanding. No additional grants will be made pursuant to the ACE LTIP.

iii.
Chubb Corporation Long-Term Incentive Plans (Chubb Corp. LTIP). As of December 31, 2023, a total of 20,594 option awards and 12,685 deferred stock unit awards are outstanding. No additional grants will be made pursuant to the Chubb Corp. LTIP.

iv.
ESPP. A total of 6,500,000 shares are authorized for purchase at a discount. As of December 31, 2023, 509,458 shares remain available for future issuance under this plan.

2
These plans are the Chubb Corp. CCAP Excess Benefit Plan and the Chubb Corp. Deferred Compensation Plan for Directors, under which no Common Shares are available for future issuance other than with respect to outstanding awards. The CCAP Excess Benefit Plan is a nonqualified, defined contribution plan and covers those participants in the Capital Accumulation Plan of The Chubb Corporation (CCAP) (Chubb Corp.’s legacy 401(k) plan) and Chubb Corp.’s legacy employee stock ownership plan (ESOP) whose total benefits under those plans are limited by certain provisions of the Internal Revenue Code. A participant in the CCAP Excess Benefit Plan is entitled to a benefit equaling the difference between the participant’s benefits under the CCAP and the ESOP, without considering the applicable limitations of the Code, and the participant’s actual benefits under such plans. A participant’s excess ESOP benefit is expressed as Common Shares. Payments under the CCAP Excess Benefit Plan are generally made: (i) for excess benefits related to the CCAP, in cash annually as soon as practical after the amount of excess benefit can be determined; and (ii) for excess benefits related to the ESOP, in Common Shares as soon as practicable after the participant’s termination of employment. Allocations under the ESOP ceased in 2004. Accordingly, other than dividends, no new contributions are made to the ESOP or the CCAP Excess Benefit Plan with respect to excess ESOP benefits.

3
Weighted average exercise price excludes shares issuable under performance unit awards and restricted stock unit awards.

See Note 16 to the consolidated financial statements in our Annual Report on Form 10-K for further information regarding our equity compensation plans.
What Happens If Shareholders Do Not Approve This Proposal?

If the shareholders do not approve this proposal, the Board will consider the reasons that the shareholders did not approve the proposal, if known, and will seek shareholder reconsideration of the proposal or a revised proposal at next year’s annual general meeting. Alternatively, the Board may call an extraordinary general meeting of the shareholders for reconsideration of the proposal or a revised proposal. If shareholders do not approve this proposal, we may be restricted in our ability to offer the ESPP to employees and participants may continue to purchase shares under the ESPP only for so long as shares remain available for issuance.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast (in person or proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2024 Proxy Statement	45

Agenda Item 12
Approval of the Compensation of the Board of Directors and
Executive Management Under Swiss Law Requirements
12.1 Maximum Compensation of the Board of Directors until the Next
Annual General Meeting

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $5.5 million in aggregate compensation for the members of the Board of Directors until the 2025 annual general meeting.

Explanation of Proposal

All compensation to directors (other than Mr. Greenberg, who does not receive compensation for his service as a director) from the date of the Annual General Meeting through the 2025 annual general meeting is subject to this maximum aggregate amount. This includes all annual retainer fees, committee chair fees, equity awards provided to the directors, and, if applicable, any per-meeting fees for special meetings.
No increase to the maximum aggregate compensation amount is proposed. The requested $5.5 million is the same maximum amount approved by shareholders at our 2023 annual general meeting.
Explanation of Swiss Requirement

Swiss law and our Articles of Association require shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the Board of Directors.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of the Board
For which period does the Board compensation approval apply?	The approval applies to compensation for the period from the 2024 annual general meeting until the end of the 2025 annual general meeting.
What does the maximum aggregate compensation amount include?	The maximum includes a lump sum amount for all potential compensation elements for the period, including: • Annual retainers • Committee chair fees • Equity awards • Meeting fees, if any
Where can I find more information about director compensation?
A description of director compensation and the amounts of compensation paid to directors in 2023 can be found in the “Director Compensation” section of this proxy statement. Under Swiss law, we also publish an audited annual compensation report, the Swiss Compensation Report, which is included within our Annual Report. These documents are available to shareholders in their proxy materials.

Who determines the actual compensation for each individual Board member?
The Board, upon recommendation of the Nominating & Governance Committee, determines the actual individual compensation of each member of the Board, subject to the maximum aggregate compensation amount ratified by the shareholders.

46	Chubb Limited 2024 Proxy Statement

Agenda Item 12
Process Used to Determine Maximum Aggregate Compensation for the Board of Directors, Outside Consultant Survey and Analysis of Director Compensation

In February 2024, the Nominating & Governance Committee retained Farient Advisors LLC (Farient) to provide a survey and analysis of director compensation and our Outside Directors Compensation Parameters. The Committee considered the Farient survey and analysis, and recommended to the Board, and the Board approved, changes to our Outside Directors Compensation Parameters effective as of the date of the Annual General Meeting. The changes were based on, among other things, a comparison of our director compensation structure to that of our competitors and other insurance and similarly-sized companies. As a result, the Lead Director cash retainer was increased from $50,000 to $100,000; the Audit Committee Chair cash retainer was increased from $35,000 to $40,000; the Risk & Finance Committee Chair cash retainer was increased from $25,000 to $35,000; and the Nominating & Governance Committee Chair cash retainer was increased from $20,000 to $25,000.
No other changes were made with respect to any other element of director compensation.
Upon recommendation of the Nominating & Governance Committee, the Board also approved the maximum aggregate amount of director compensation to recommend to shareholders. Considerations included the proposed size of the Board, our Outside Directors Compensation Parameters, and the addition of a cushion to permit per-meeting fees to be paid in accordance with our Outside Directors
Compensation Parameters in case of additional meetings, should they be necessary.
The Board does not expect to consider changes to the Outside Directors Compensation Parameters until it considers the maximum aggregate compensation pool to be submitted for shareholder approval next year.
The proposed maximum cap is to ensure a sufficient cushion, if needed. Our Board does not expect to utilize the full amount of the cap given the proposed size of our Board and the compensation amounts set forth in our Outside Directors Compensation Parameters.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount proposed by the Board, our Articles of Association require the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders. The Company may continue to pay compensation to the Board subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s compensation arrangements and could detrimentally impact the Company’s ability to attract and retain directors.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2024 Proxy Statement	47

Agenda Item 12
12.2 Maximum Compensation of Executive Management for the 2025 Calendar Year

Agenda Item

Our Board of Directors is asking shareholders to approve a maximum total of $72 million in aggregate compensation for the members of Executive Management for the next calendar year (2025).
Explanation of Proposal

Chubb’s Executive Management is appointed by the Board, based on the applicable provisions of Swiss law and our Organizational Regulations. Chubb’s Executive Management currently consists of Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; and Joseph F. Wayland, General Counsel.
Swiss law and our Articles of Association require our shareholders to ratify, on an annual basis and in a separate binding vote, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for the subsequent calendar year.
The proposal of $72 million in aggregate compensation for Executive Management for the 2025 calendar year is an increase from the $65 million for the 2024 calendar year approved at last year’s annual general meeting.
The recommended amount takes into account 2023 compensation decisions for Executive Management that reflect alignment with the Company’s excellent financial and operational performance for the year and allows for year-over-year increases in compensation for both 2024 and 2025 assuming Company performance meets or substantially exceeds performance thresholds established by the Board and Compensation Committee. The recommended amount for 2025 therefore reflects a desire to ensure a sufficient cushion for the Company to continue to attract and retain members of Executive Management and allow flexibility for appropriate discretion by our Compensation Committee in compensation decisions in accordance with its established discipline and rigor.
The degree of cushion built into the recommended amount also considers market competitiveness, increased competition for talent, greater uncertainty in the industry environment and the lengthy period of time between when this recommended amount is set and when compensation awards are actually made approximately two years later. The cushion enables us to avoid uncertainty in appropriately awarding our executives, should it be justified by the Company’s performance.
The maximum aggregate amount includes base salary, annual cash bonus and long-term equity awards, as well as
Company contributions to retirement plans, perquisites and the value of other special services provided to Executive Management. Compensation payable for 2025 will be determined in accordance with our compensation principles as applied by our Compensation Committee. These principles are described in our Articles of Association and the Compensation Discussion & Analysis section of this proxy statement. The elements of compensation covered by this approval are described in Articles 23 and 24 of our Articles of Association. A significant portion of compensation of Executive Management will remain “at-risk” or “variable” and dependent on Company and individual performance.
We expect to continue this emphasis on at-risk, variable compensation, in the form of a cash bonus and long-term equity awards, to align management and shareholder interests. The annual cash bonus and long-term equity awards for 2025 will be based on and subject to the Compensation Committee’s consideration of year-end financial results, and will be awarded in 2026 with respect to performance during calendar year 2025.
Our approach to the Swiss-required Executive Management say-on-pay vote in this Agenda Item 12.2 permits shareholders to vote on executive compensation relating to the next year, while the SEC say-on-pay advisory vote in Agenda Item 13 and Swiss say-on-pay advisory vote in Agenda Item 12.3 provide shareholders an opportunity to vote looking back at actual compensation paid out to NEOs and Executive Management in the calendar year before the date of the proxy statement. In that sense, the retrospective say-on-pay votes will provide additional accountability for the way we use the maximum amounts approved in advance via this Executive Management say-on-pay vote and to ensure that pay and performance remain aligned.
Maximum Aggregate Compensation Dependent Upon Company and Individual Performance

It is important to note that the maximum aggregate amount of compensation is a maximum cap and the Company will not necessarily award the maximum aggregate amount of compensation. Maximum potential awards and payments at the top of applicable ranges will only be made if individual and Company performance meet performance thresholds set by the Board or Compensation Committee in accordance with the Articles of Association and the Company’s bonus and equity plans. Equity awards will be valued at the fair value at the time of grant in accordance with Article 23(e) of our Articles of Association. Actual amounts realized by Executive Management will depend on various factors including our future stock price.

48	Chubb Limited 2024 Proxy Statement

Agenda Item 12
Executive Management compensation for the 2023 calendar year was 98.6% of the maximum cap. During the last five years, from 2019-2023, Executive Management compensation paid relative to the maximum cap has ranged between 91% to 99%.
We request that our shareholders approve the maximum aggregate amount of $72 million in order to assure that the Company has a sufficient cushion and the flexibility to reward superior performance and to respond to unforeseen circumstances that may arise in calendar year 2025.

Q&A Relating to Shareholder Ratification of the Maximum Aggregate Compensation of Executive Management
For which period does Executive Management compensation approval apply?	The approval applies to compensation for the next calendar year (2025), including variable compensation that may be paid or granted in 2026 based upon satisfaction of 2025 performance objectives.
What does the maximum aggregate compensation amount include?	It includes a lump sum amount for all potential compensation elements for the period, including:
	• Fixed compensation: – Base salary	• Variable compensation, including: – Cash bonus – Long-term equity awards – Retirement contributions – Additional personal benefits including limited perquisites
How is future compensation for 2025 valued for purposes of this requested approval?
The proposed maximum aggregate compensation amount for Executive Management will establish a cap on Executive Management compensation for 2025. To calculate depletion of amounts against the cap, cash payments will be valued at the amount actually paid; the proposed amount does not factor in a discount to present value. In accordance with Article 24(e) of our Articles of Association, equity awards will be valued at the fair value on the date of grant, which may be less than the full market value of the shares subject to particular awards. Fair value for awards will be assessed as follows:
•
performance-based equity awards (performance shares and performance stock units): 100% of the market value of the target component of the award as of the date of grant

•
stock options: the applicable Black-Scholes value at the date of grant

•
time-based restricted stock awards (restricted stock and restricted stock units): 100% of the market value of the subject shares as of the date of grant

In all cases, amounts actually realized by Executive Management for their equity awards could be less or more than the fair value at time of grant because the stock price for Chubb shares may increase or decrease between the date of grant and the date the awards actually vest, if they vest, or are exercised.
In addition to this potential for share price fluctuation, the fair value of stock options is less than 100% of the value of the shares subject to the options because the options have an exercise price equal to the market value on the date of grant. The fair value of performance-based equity awards is less than 100% of the value of the shares subject to the awards on the date of grant because the relevant performance hurdles, for both target awards and premium awards, may not be met. This means that members of Executive Management may realize less than the value of the target or premium awards or no value at all should awards fail to meet performance hurdles.
In the Summary Compensation Table of this proxy statement and in our Swiss Compensation Report contained in the Annual Report, stock options are valued at a Black-Scholes value, and performance-based equity awards are reflected at 100% of the value of the target award. The Summary Compensation Table also includes in a footnote information about the grant date full (potential) value of performance share awards granted in 2023 to our NEOs.

Who determines the actual compensation for each individual member of Executive Management?
The Board or the Compensation Committee determines the actual individual compensation of each member of Executive Management, subject to the maximum aggregate compensation amounts ratified by the shareholders and other limitations contained in the Articles of Association and the Company’s bonus and equity plans.

Chubb Limited 2024 Proxy Statement	49

Agenda Item 12
Where Can I Find More Information About Executive Management Compensation?

The Compensation Discussion & Analysis section of this proxy statement contains detailed information about executive compensation for our NEOs. Under Swiss law, we also publish our annual audited Swiss Compensation Report, which contains compensation information for our Executive Management, and it is included within our Annual Report. These documents are available to shareholders in their proxy materials.
Chubb Executive Management, Role and Compensation

Executive Management has accountability for corporate strategy, providing constant leadership to the organization on the execution of that strategy, and ensuring that the financial performance of the Company creates shareholder value both in the short- and long-term.
Chubb’s Executive Management receives both fixed and variable compensation for their work. The majority of their compensation is variable, in the form of annual cash bonus and long-term equity awards — both of which are directly linked to the financial and operating performance of the Company.
The determination of annual variable compensation follows from a thoughtful and disciplined assessment of Company performance in both absolute and relative terms, fostering clear alignment between annual compensation and Company financial and operating performance.
Process Used to Determine Maximum Aggregate Compensation for Executive Management

The Board of Directors calculates the maximum aggregate compensation amount based on the assumption that compensation for Executive Management will be at the maximum of all applicable ranges, meaning that all individual and Company performance criteria are met or substantially exceeded. Actual compensation determinations and awards for 2025 are subject to Board or Compensation Committee determination after the Annual General Meeting. If the Board of Directors were to decide that Executive Management deserves compensation and awards in excess of the maximum amount approved by shareholders, we would pay such amounts only with subsequent shareholder approval for that additional amount.
If performance criteria are not met, then the actual aggregate amount of compensation paid to the individual members of Executive Management will be significantly lower than the maximum aggregate compensation amount for which the Board is seeking approval.
What Happens If Shareholders Do Not Ratify the Maximum Aggregate Compensation Amount Proposed by the Board?

If shareholders do not ratify the maximum aggregate compensation amount, our Articles of Association requires the Board to consider the results of the vote, other shareholder feedback and other matters in its discretion. Then the Board may submit a new proposal for approval of the maximum aggregate amount at next year’s annual general meeting or at an extraordinary general meeting of the shareholders, and the Company may pay compensation to Executive Management subject to the subsequent approval. The Board may also split proposals for approval by submitting proposals with respect to particular elements of compensation, shorter periods of time, or a more limited group of persons. However, rejection of this proposal could lead to material uncertainty with respect to the Company’s executive compensation arrangements and could detrimentally impact the Company’s ability to attract and retain members of Executive Management.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
50	Chubb Limited 2024 Proxy Statement

Agenda Item 12
12.3 Advisory Vote to Approve the Swiss Compensation Report

Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the audited Swiss compensation report of Chubb Limited for the year ended December 31, 2023.
Explanation of Proposal

Under Swiss law and our Articles of Association, we are required to prepare a separate Swiss statutory compensation report each year that contains specific items in a presentation format determined by Swiss regulations.
As required by Swiss law, the Swiss compensation report for the year ended December 31, 2023 (Swiss Compensation Report) is included in the Chubb Limited 2023 Annual Report, which is part of the proxy materials we have provided to shareholders, and is also available electronically at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
The Swiss Compensation Report discloses the prior calendar year’s compensation for both the Board of Directors and our Swiss Executive Management. The report is audited by our independent statutory auditors, PricewaterhouseCoopers AG, who have confirmed that the compensation report complies with Swiss law.
This non-binding retrospective vote on the compensation paid to the Board of Directors and Executive Management is in addition to the binding forward-looking votes on the maximum compensation that can be paid, granted or promised to the Board of Directors and Executive Management described in the other sub-items in this Agenda Item 12, and the separate non-binding retrospective U.S. say-on-pay vote for compensation paid to our SEC named executive officers described in Agenda Item 13.
This additional Swiss say-on-pay advisory vote provides our shareholders with a direct retrospective voice on director and executive compensation by providing a look-back on the use of prior-approved Swiss maximum compensation amounts.

Q&A Relating to Shareholder Ratification of the Swiss Compensation Report
Why is this agenda item included in this proxy statement?
Swiss corporate law provides that Swiss public companies, such as Chubb, that conduct a binding prospective vote on the maximum compensation of the Board of Directors and Executive Management must additionally provide shareholders with a non-binding advisory retrospective vote on the compensation paid to the Board of Directors and Swiss executives as set forth in the Swiss Compensation Report.
The purpose of this advisory vote is to give shareholders an opportunity to provide input on the use of the Swiss maximum compensation amounts for the Board and Executive Management previously approved by shareholders. While shareholders prospectively approve aggregate compensation for a subsequent period in Agenda Items 12.1 and 12.2, the Swiss Compensation Report describes the actual use of the amount in the prior calendar year.
While we historically have had an advisory say-on-pay vote on the compensation paid to our named executive officers, that vote is required by SEC rules. The vote in this Agenda Item 12.3 is required pursuant to Swiss law. Consequently, both votes are required at the Annual General Meeting.

For which period does the ratification of the Swiss Compensation Report apply?	The Swiss Compensation Report covers the compensation paid to the members of the Board of Directors and Executive Management for the prior calendar year (2023).
What does this ratification cover?
This advisory vote covers the entire Swiss Compensation Report, disclosing aggregate compensation for directors and Executive Management, including the tabular and related narrative disclosures. This ratification covers both director and executive compensation collectively and is not intended to cover just director or Executive Management compensation, or the compensation of any individual director or executive.

Chubb Limited 2024 Proxy Statement	51

Agenda Item 12
Are there differences between director compensation disclosed in the Swiss Compensation Report and the 2023 Director Compensation table in this proxy statement?
The director compensation table in the Swiss Compensation Report is generally the same as the 2023 Director Compensation table included in the Director Compensation section of this proxy statement. The primary differences are that the Swiss Compensation Report (i) includes a Swiss-franc equivalent amount, a year-over-year comparison, and total aggregate director compensation paid for the calendar year (in addition to per director), and (ii) excludes matching contributions made under our matching charitable contribution program for directors because that is considered director compensation under SEC regulations but is not treated as compensation under applicable Swiss compensation disclosure requirements.

Are there differences between executive compensation disclosed in the Swiss Compensation Report and this proxy statement, including in the Summary Compensation Table?
There are a few differences between executive compensation disclosed in the Swiss Compensation Report and in the executive compensation section of this proxy statement, including the Summary Compensation Table. This is due to differences between Swiss and SEC compensation disclosure requirements.
First, Swiss and SEC requirements necessitate compensation disclosures for slightly different sets of executives. The Swiss Compensation Report requires disclosure of compensation paid to our Swiss Executive Management, which is a set of executives appointed by the Board based on the applicable provisions of Swiss law and our Organizational Regulations. Our Executive Management is described in Agenda Item 12.2. On the other hand, this proxy statement discloses compensation paid to our named executive officers, which is determined in accordance with SEC rules. In sum, while Messrs. Lupica, Ortega and Ringsted are named executive officers, they are not members of Executive Management, and while Mr. Wayland is a member of Executive Management, he is not a named executive officer.
Second, in accordance with Swiss rules, the executive compensation table in the Swiss Compensation Report sets out the individual compensation of Mr. Greenberg, our Chairman and CEO, and the aggregate compensation of the other members of Executive Management. SEC disclosures require the individualized compensation disclosure of each named executive officer.
Third, the equity awards disclosed in the Swiss Compensation Report table represent grants for performance for that particular year (i.e., the equity awards that were granted in February 2024 for performance in 2023 are included in 2023 compensation). This is consistent with how our Compensation Committee views compensation for 2023 as described in the Compensation Discussion & Analysis section of this proxy statement; due to SEC requirements, the Summary Compensation Table in this proxy statement shows 2023 equity awards granted in 2023, which were intended to serve as compensation for 2022.
All other forms and amounts of compensation, including base salary, cash bonus and all other compensation, are consistent between the Swiss Compensation Report and the executive compensation tables in this proxy statement.

Where can I find more information about Chubb’s executive compensation program and practices?
For further detail on our executive compensation program and practices, including the decision-making process on how our Compensation Committee links pay to performance, please review the Compensation Discussion & Analysis section of this proxy statement.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the compensation of the Board of Directors and Executive Management as set forth in the Swiss Compensation Report on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
52	Chubb Limited 2024 Proxy Statement

Agenda Item 13
Advisory Vote to Approve Executive Compensation under
U.S. Securities Law Requirements
Agenda Item

Our Board of Directors is asking shareholders to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (NEOs), as disclosed pursuant to the compensation disclosure rules of the SEC for the year ended December 31, 2023, including in the Compensation Discussion & Analysis, compensation tables and related material disclosed in this proxy statement. Our NEOs are determined based on relevant compensation and applicable SEC rules.
Explanation

This proposal, commonly known as the SEC’s “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation for the fiscal year ended December 31, 2023. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
This Agenda Item is required by the SEC under Section 14A of the Exchange Act, and generally covers compensation awarded in the calendar year prior to the date of our proxy statement.
This SEC say-on-pay vote is advisory, and not binding on the Company, the Compensation Committee or the Board of Directors. However, the Board of Directors and the Compensation Committee value the opinions of our shareholders and will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. To the extent there is a significant vote against NEO compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate the voting results and any actions necessary to address those concerns.
Shareholders should review the Compensation Discussion & Analysis and the executive compensation tables and related narrative disclosure in this proxy statement for information about the compensation of our NEOs. Our NEOs for 2023 are Evan G. Greenberg, Chairman and Chief Executive Officer; Peter C. Enns, Chief Financial Officer; John W. Keogh, President and Chief Operating Officer; John J. Lupica, Vice Chairman and President, North America Insurance; Juan Luis Ortega, President, Overseas General Insurance; and Sean Ringsted, Chief Digital Business Officer.
Our Compensation Program

The goal of our compensation program is to fairly compensate our employees and to enhance shareholder value by closely aligning our executive compensation philosophy and practices with the interests of our shareholders.
We compete for executive talent with property and casualty insurers, specialty insurers, and financial services companies worldwide. We believe our compensation programs are effective in attracting and retaining the highest caliber senior executives with the skills necessary to achieve our strong financial and operating performance objectives.

Chubb Limited 2024 Proxy Statement	53

Agenda Item 13
Our compensation practices are structured to:
•
pay for performance;

•
encourage business decision-making aligned with the long-term interests of the Company; and

•
support the human resource requirements of our business in all the markets, globally, in which we operate.

We continually evolve our executive compensation practices to reflect the highest standards. Our performance-based compensation criteria include key financial performance metrics, relevant business unit performance objectives and non-quantitative objectives that support our long-term strategic plan.
We are asking our shareholders to indicate their support for our NEO compensation as described in this proxy statement in the Compensation Discussion & Analysis, compensation tables and related narrative disclosure.
Accordingly, we ask our shareholders to vote “FOR” the proposal at the Annual General Meeting to approve, on an advisory basis, the compensation paid to the Company’s NEOs.

Key features of our executive compensation practices and policies include:
•
Detailed individual and Company performance criteria;

•
Significant amount of at-risk pay (94% for CEO, 87% for other NEOs);

•
Performance-based equity comprises 100% of the annual equity award for the CEO, COO, CFO and President, North America Insurance; 75% of the restricted stock portion of the equity award for the other NEOs is subject to performance-based vesting;

•
Performance-based equity awards linked to key operating metrics (tangible book value per share growth and P&C combined ratio), with TSR used only as a modifier for premium awards;

•
Three-year cliff vesting and no second-chance “look-back” vesting opportunities for performance-based equity awards;

•
Carefully constructed peer groups, re-evaluated at least annually;

•
Robust insider trading and clawback policies;

•
No new pledging of Chubb shares owned by executive officers or directors;

•
Mandatory executive share ownership guidelines; and

•
No hedging of Chubb securities.

Voting Requirement to Approve Agenda Item

This agenda item is an advisory vote. As such, it is not binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved executive compensation under U.S. securities law requirements on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
54	Chubb Limited 2024 Proxy Statement

Agenda Item 14
Approval of the Sustainability Report of Chubb Limited for the year ended December 31, 2023
Agenda Item

Our Board of Directors is asking shareholders to approve the Sustainability Report of Chubb Limited for the year ended December 31, 2023.
Explanation

Effective for the 2023 financial year, a change in Swiss corporate law requires public companies such as Chubb to produce a report on “non-financial matters”, and directs that the report cover environmental, social and employee matters, human rights and combating corruption. Swiss law requires that the report be submitted to shareholders at the annual general meeting.
The Company’s Sustainability Report for the year ended December 31, 2023 (Sustainability Report) is available at investors.chubb.com/financials/annual-reports/default.aspx, was prepared in accordance with the requirements of Article 964b of the Swiss Code of Obligations and made available in compliance with Swiss law. Our Board of Directors has reviewed and approved the Sustainability Report and recommends it be approved by shareholders.
The Sustainability Report is our first combined report covering multiple sustainability topics. Chubb has long been committed to communicating important information about environmental and sustainability initiatives to a range of stakeholders: clients, shareholders, employees, business partners, the communities where we operate, and others who have a general interest in our Company, our industry and environmental and sustainability initiatives. These communications include an annual report prepared in accordance with the Task Force on Climate-Related Financial Disclosures reporting framework (TCFD Report), a UN Global Compact Communication on Progress, a Global Prohibition on Modern Slavery Statement, and a variety of other public reports and disclosures, which are available at about.chubb.com/citizenship.html.
Below we have provided details on the areas covered by the Sustainability Report. We refer you to the full Sustainability Report and the Citizenship section of our website for further information on Chubb’s approach to climate change, corporate citizenship and a variety of other sustainability-related matters.
Topics Covered by the Sustainability Report

In accordance with the requirements of Swiss law, the following topics are included in the Sustainability Report:
•
Our Approach to Sustainability

•
Governance of Sustainability Risks

•
Environmental Matters (including climate change)

•
Chubb’s Workforce

•
Our Commitment to Ethical Conduct and the Protection of Human Rights

A brief overview of these sections is provided below.
Our Approach to Sustainability

Good corporate citizenship lies at our core — how we practice our craft of insurance, how we work together to serve our customers, how we treat each other, and how we help to make a better world.
We accomplish our mission by providing the security from risk that allows people and businesses to grow and prosper. Our mission is realized by sustaining a culture that values and rewards excellence, integrity, inclusion and opportunity; by working to protect our planet and assisting less fortunate individuals and communities in achieving and sustaining productive and healthy lives; and by promoting the rule of law.
Within this larger framework of corporate citizenship, Chubb’s commitment to sustainability is demonstrated through our leading work in developing approaches to insuring the transition to a net-zero economy, our operational sustainability practices, and our policies and standards that promote an inclusive global workplace and strive to maintain the highest ethical standards in all that we do. Our commitment to sustainability begins with our Board and the Company’s senior executives, and is embedded in our governance.

Chubb Limited 2024 Proxy Statement	55

Agenda Item 14
As part of our sustainability program, we continuously evaluate evolving regulatory and voluntary approaches to sustainability disclosure and evaluate their suitability for our strategic purposes, including meeting the informational needs of our various stakeholders.
Governance of Sustainability Risks

The identification and management of sustainability risks is integrated into our core governance and risk management activities. The Sustainability Report describes our governance of sustainability risks via Board and senior management oversight, as well as our enterprise risk management and compliance processes.
Chubb’s Board of Directors is actively engaged in oversight regarding our strategy and the management of sustainability-related risks and opportunities. ESG is a full-Board topic, and our directors are regularly briefed by senior executives and outside consultants on emerging ESG risks. In addition, the Board and management committees have specific responsibilities related to the oversight and management of sustainability risks and opportunities, which are highlighted in the Sustainability Report as well as the “Board Oversight of Risk and Risk Management” section in this proxy statement.
Environmental Matters and Climate Change

Our annual TCFD Report provides extensive information regarding our climate-related actions and policies, and is incorporated by reference into our Sustainability Report (Our latest TCFD Report is available at
about.chubb.com/citizenship/reports.html.)
The Sustainability Report contains additional disclosures on the development of our climate strategy, including transition planning, and reporting of metrics related to Chubb Climate+, our global climate business unit. The Sustainability Report also includes specific information relating to (i) GHG emissions data; (ii) our efforts in supporting the transition to a net-zero economy; (iii) promoting climate resilience, including through philanthropy; (iv) assessing climate-related risks; (v) external collaborations and partnerships relating to development of our climate strategy; and (vi) managing our environmental impact through our underwriting and operational sustainability policies. For additional information, see “Corporate Governance — Climate Change: Governance, Progress and Engagement” in this proxy statement.
Chubb’s Workforce

Chubb’s talent strategy recognizes the importance of our workforce in delivering on our commitments to our customers and our shareholders. The Sustainability Report highlights elements relating to Chubb’s workforce and our talent management strategy. The report also highlights several formalized programs to support the recruitment and retention of the talent that is necessary to the growth and success of our business, and employee resource groups that are aimed at fostering a diverse and inclusive work environment that also provide support, mentorship and networking opportunities for various underrepresented minority groups within the Company. The report also covers how metrics relating to our workforce are tracked and reported to senior management and the Board, and how senior management and the Board manage and oversee succession planning.
Our Commitment to Ethical Conduct and the Protection of Human Rights

With respect to business conduct and human rights, the Sustainability Report describes the importance of Chubb’s Code of Conduct to our day-to-day operations. The Code of Conduct not only sets forth the behavioral expectations for all Chubb employees, directors and contractors but also explains the procedures for reporting of any potential violations of the code. The Code of Conduct also establishes our expectations with respect to combating bribery and corruption, and protecting human rights, such as our commitment to preventing human rights abuses including modern slavery and human trafficking in its various forms. The report additionally describes how the Code of Conduct applies to the assessment of human rights in the activities of our insureds, including through the underwriting process.
Chubb generally does not engage in the types of business activities that give rise to concerns about corruption or human rights concerns, but our policies on these topics are an important reflection of our commitment to pursue our craft with integrity.
The Sustainability Report also illustrates our commitment to human rights through our Chubb Rule of Law Fund, which supports projects around the world that promote the preservation and advancement of the rule of law. New projects for 2023 are highlighted, and relate to improving access to justice, strengthening courts, fighting corruption and creating the conditions of security and freedom in which our customers, employees and fellow citizens can thrive.

56	Chubb Limited 2024 Proxy Statement

Agenda Item 14
What Happens If Shareholders Do Not Approve this Proposal?

If shareholders do not approve the Sustainability Report, the Board will consider the results of the vote, shareholder feedback and other matters in its discretion, and to the extent determinable, will incorporate them as practicable into our next annual sustainability report.
Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, is required to approve this agenda item.
Chubb Limited 2024 Proxy Statement	57

Agenda Item 15
Shareholder Proposal on Scope 3 Greenhouse Gas Emissions Reporting
Agenda Item

As You Sow, as representative of As You Sow Foundation Fund and Warren Wilson College, and co-filer Green Century Capital Management, Inc., as representative of Green Century Equity Fund, have submitted the shareholder proposal described below and advised us that a representative will attend the Annual General Meeting and move the proposal as required. As reported to the Company, each of As You Sow Foundation Fund, Warren Wilson College and Green Century Equity Fund hold at least the minimum value of Chubb Common Shares to submit a shareholder proposal for inclusion in this proxy statement under SEC rules. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponents and their representatives upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4445.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
WHEREAS: In the United States, annual insured losses from extreme weather now routinely approach $100 billion, compared to $4.6 billion in 2000.1 The Insurance Information Institute has noted that “catastrophe losses in the first half of 2023 were the highest in over two decades.”2 Swiss Re reports that a 3.2 degree increase in global average temperature will result in an expected drop in GDP output of 18% by 2050.3
Shareholders are concerned that Chubb is not reducing the climate footprint of its insured, invested, and underwriting activities in alignment with global 1.5°C goals to help reduce growing climate risk. Chubb’s 2023 Q1 pre-tax catastrophe losses were $458 million, compared to $333 million last year.4 Chubb’s Global Reinsurance segment moved from underwriting profits of $98 million in 2019 to $52 million in 2020 to underwriting losses of $69 million in 2021 and $24 million in 2022.5
Chubb is actively amplifying the problem by continuing to invest in, and underwrite, high greenhouse gas (GHG) emitting activities. Ceres reports that of the 16 largest U.S. property and casualty insurers, Chubb is the sixth largest investor in fossil fuel-fuel related assets, with $3 billion invested as of 2019.6
Chubb was also the fourth largest fossil fuel insurer globally in 2022, providing $550 to $850 million of fossil fuel related insurance.7 Chubb is reported as providing coverage to the Freeport liquefied natural gas (LNG) terminal in Texas and Louisiana. LNG export facilities lock in decades of high carbon energy production, even while climate related catastrophes cause insurance premiums to skyrocket or insurance to become unavailable in growing areas of the US.8
Chubb has not given investors sufficient information on the magnitude and extent of its insured, invested, and underwriting emissions. Standards and methodologies exist to quantify and report such emissions. In 2022, the Partnership for Carbon Accounting Financials launched its Global GHG Accounting and Reporting Standard for Insurance Associated Emissions.9

1 https://www.iii.org/table-archive/20922
2 https://www.businesswire.com/news/home/20230803387647/en/Inflation-High-CAT-Losses-to-Lead-to-2023-Underwriting-Loss-for-PC-Industry-But-Recession-
Likely-Avoided-This-Year-New-Triple-IMilliman-Report-Shows
3 https://www.swissre.com/media/press-release/nr-20210422-economics-of-climate-change-risks.html
4 https://www.insurancejournal.com/news/national/2023/04/26/717942.htm
5 https://s201.q4cdn.com/471466897/files/doc_financials/2022/ar/2021-Chubb-Annual-Report.pdf p.59
6 https://www.ceres.org/sites/default/files/reports/2023- 08/Changing%20Climate%20for%20the%20Insurance%20Sector_%20Research%20and%20Insights.pdf p.21
7 https://global.insure-our-future.com/wp-content/uploads/sites/2/2023/11/IOF-2023-Scorecard.pdf p.13
8 https://lailluminator.com/2023/07/24/lng_insurance/
9 https://carbonaccountingfinancials.com/en/newsitem/pcaf-launches-the-global-ghg-accounting-and-reporting-standard-for- insurance-associated-emissions
58	Chubb Limited 2024 Proxy Statement

Agenda Item 15
Chubb is behind peers in reporting its emissions. Both Travelers10 and AIG11 have begun disclosing their financed emissions. European insurers including Swiss Re, Munich Re, Allianz, and Aviva have begun disclosing investment related emissions.12 Swiss Re also discloses its insurance associated emissions.13 Aviva this year plans to disclose and set 2030 targets for its insured emissions.14
BE IT RESOLVED: Shareholders request that Chubb issue a report, at reasonable cost and omitting proprietary information, disclosing the GHG emissions from its underwriting, insuring, and investment activities.
SUPPORTING STATEMENT: As necessary and at management discretion, Chubb can initially base reporting on reasonable emissions estimates and provide a timeline for disclosures.

10
https://sustainability.travelers.com/iw-documents/sustainability/Travelers_SustainabilityReport2022.pdf p.24

11
https://www.aig.com/content/dam/aig/america-canada/us/documents/about-us/report/aig-esg-report_2022.pdf p.32

12
https://www.swissre.com/dam/jcr:ec822a14-a4d7-4b6b-b0e2-49ae6036058c/2022-financial-report-doc-en.pdf#page=148 p.175; https://www.munichre.com/
content/dam/munichre/contentlounge/website-pieces/documents/MunichRe-Sustainability-Report_2022.pdf/_jcr_content/renditions/original./MunichRe-
Sustainability-Report_2022.pdf p.37; https://www.allianz.co.uk/content/dam/onemarketing/azuk/allianzcouk/about-us/docs/pdfs/social-responsibility/Allianz_Group_Sustainability_Report_2021-web.pdf p.85; https://www.aviva.com/sustainability/reporting/climate-related-financial-disclosure/ p.67

13
https://www.swissre.com/sustainability/approach/metrics-targets/net-zero-insurance.html

14
https://www.aviva.com/sustainability/reporting/climate-related-financial-disclosure/ p.45

Statement of the Board of Directors’ Opposition to the Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it for the following reasons:
Chubb shares the proponents’ objective to limit warming to 1.5°C in order to avoid the most dangerous impacts of climate change and has been actively working to support this goal. However, we have previously provided extensive public reporting explaining why the disclosure of Scope 3 emissions provides no meaningful basis to evaluate Chubb’s actions to address climate change or manage our climate-related risk. Chubb also already provides disclosure regarding our commitments and actions to advance the global 1.5°C goal and the transition to net zero, including a wide range of innovative initiatives in underwriting, risk management and philanthropy grounded in science and results. We do not believe that greenhouse gas (GHG) emissions produced by our clients can be calculated with any methodological validity or that such calculations would alter our approach to engagement with high-emitting industries to promote the net-zero transition. There is, therefore, no reason to require Chubb to take on the impractical burden of trying to calculate Scope 3 emissions.
Chubb’s extensive disclosure regarding climate issues is contained in its 2023 TCFD Report1, 2023 Sustainability Report2, Climate Change Policy Statement3, and elsewhere in this proxy statement, which collectively provide additional context relating to and supporting the Board’s “AGAINST” recommendation.
The Threshold Issue: Data and Methodology

The proposal rests on a fundamental misconception that there is a well-established and widely accepted methodology to measure the Scope 3 emissions produced by all of Chubb’s customers, from individual consumers purchasing cell phone coverage or life insurance products to the largest multinational corporations purchasing complex property and casualty insurance, collectively engaged in virtually every social and economic activity. In fact, there is no such methodology. Nor is there any accepted methodology to allocate a portion of an insured’s emissions to an insurer and quantify “insurance-associated emissions” in a manner that provides a reliable way to measure Scope 3 emissions in an insurance portfolio over time.
Data Insufficiency. Although the proposal makes a conclusory assertion that it is possible to “quantify” all of Chubb’s Scope 3 emissions, the proposal tellingly provides no explanation of how this might be done across Chubb’s global personal and commercial client base. Even with respect to large commercial clients, there is no agreed emissions data source; many of our clients are not currently required to report their GHG emissions to government authorities and therefore may not have data that they are able, or willing, to provide to Chubb. There is also no way for Chubb to accurately calculate the emissions associated with the social and economic activity of the millions of individuals insured by Chubb. Any forced effort to report Scope 3 emissions at this time would require gross guesses and estimations that could expose Chubb to significant disclosure liability risk or be so qualified and generalized as to be meaningless as an accurate or reliable measure.

1
https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/chubb_2023_climate-related_financial_disclosure_report.pdf

2
https://investors.chubb.com/financials/annual-reports/default.aspx

3
https://about.chubb.com/content/dam/chubb-sites/chubb/about-chubb/citizenship/environment/pdf/Chubb-Our_Climate_Change_Policy.pdf

Chubb Limited 2024 Proxy Statement	59

Agenda Item 15
Chubb continues to evaluate emerging climate disclosure frameworks. This proposal is particularly poorly timed, in Chubb’s view, given the backdrop of the adoption of an SEC climate disclosure rule. We will be subject to the SEC rule, and we believe it is best for the Company to build the SEC climate disclosure rule into its strategy without the constraints of this proposal, which was formulated when the SEC rule was not public. Further, Chubb’s evaluation of emerging climate disclosure frameworks includes, as described on page 2 of the TCFD Report, Chubb’s assessment of the IFRS S-2 Standard for Climate-Related Financial Disclosures, which was released in June 2023. The IFRS S-2 standard is one of two initial standards created by the International Sustainability Standards Board (ISSB). Chubb is continuing to work to evaluate ISSB’s specific proposed requirements for the calculation of financed emissions, and their applicability to its business. The Company notes that the ISSB’s S-2 standard “does not require disclosure of the ‘associated emissions’ of underwriting portfolios in the insurance and reinsurance industries.”4 Chubb understands this decision was reached based on ISSB’s assessment that standards for Scope 3 emissions for insurance clients are not yet sufficiently well-established and accepted.
Attribution Shortcomings. Even if there were an accepted methodology for determining the total emissions arising from the activity of all of Chubb’s clients, there is the additional methodological problem of attribution: how can emissions from third parties be attributed to a particular insurer? Chubb has previously explained the serious deficiencies in the methodology suggested by the proponents: the Partnership for Carbon Accounting Financials (PCAF) standard. Specifically, under the PCAF methodology, “attribution factors” for insurance-associated emissions are calculated using the total revenue of an insured and the total premiums it pays to an insurer. This method fails to meet PCAF’s own quality criteria because the insurance-associated emissions it calculates will consistently be subject to significant year-over-year variations that have nothing to do with the real-economy emissions of the insured. Insurance premiums for any particular client and across industry sectors and business lines will change for many reasons without any relation to changes in emissions in the real economy, such as changes in pricing due to softening or hardening of the insurance market.
Chubb provided on page 2 of its most recent TCFD Report a mathematical example of how “insured emissions” may go up under the PCAF methodology while emissions in the real economy have gone down. Because the results under the PCAF methodology are impacted by so many unrelated factors, they distort, and cannot be used reliably to measure, an insurer’s year-over-year progress in supporting the transition to a net-zero economy.
In fact, we understand that a number of insurers and asset managers who originally joined PCAF have since departed, further demonstrating that there remains significant concern over an appropriate methodology that will provide useful information to investors and other stakeholders.
The Missing Causal Link

Proponents’ premise is that insurers’ disclosure of Scope 3 emissions will lead to Scope 3 targets, which, in turn, will lead to reductions in Scope 3 emissions across the global economy. Yet proponents provide no evidence that this causal link exists. To the contrary, as the Institutional Investor Group on Climate Change (IIGCC) noted in a recent discussion paper, “Scope 3 accounting and target-setting at portfolio or fund level may not lead to real-world outcomes that help to reduce climate change.”5 The IIGCC notes that the most important factor in driving change in the real economy is the ability of an entity to influence the emissions of others in its value chain. We agree. And we have demonstrated a path in applying specific underwriting criteria to high-emitting industries that is designed to directly influence the emissions of our insureds in appropriate ways related to their risk.
If the proponents’ intent is to encourage focus on the parts of the value chain where the Company can drive emissions reductions, then quantifying Scope 3 emissions is neither necessary nor sufficient. We already do this. As detailed in our 2023 Sustainability Report and 2023 TCFD Report, the Company has identified the high-emitting, transition-exposed industries where we have underwriting exposures, and we are developing science-based underwriting criteria that require our insureds to take tangible actions in their operations addressing their risk that we expect will result in near-term GHG emissions reductions. Our Sustainability Report also explains that the Company is working to adapt this approach for application in our asset management activities.
The Company believes that these underwriting and investment actions will do far more to reduce emissions in the real economy than any exercise to estimate Scope 3 emissions across our portfolio could achieve, demonstrating that such efforts are not necessary for substantial, real-economy engagement on emissions reductions. Furthermore, proponents provide no evidence that Scope 3 emissions accounting or target setting has reduced emissions in the real economy. Contrarily, initial evaluations of the impacts of net-zero alliances conclude that the process of Scope 3 accounting and goal setting by financial institutions and asset managers has had no measurable impact on real-world emissions.
Moreover, for any large commercial insurer like Chubb, its Scope 3 emissions will span a vast range of economic activities, including activities with little direct GHG emissions, high-emitting activities that are subject to significant transition risks, high-emitting activities that do not have significant transition risks, and activities that help to reduce emissions in the real economy. Chubb believes that aggregating these activities into a Scope 3 metric conflates potentially meaningful information with information that is not useful, and does not enable investors to understand the potential exposure of the insurer to climate risks or the insurer’s progress on 1.5°C goals.

4 IFRS S-2 Basis for Conclusions on Climate-Related Disclosures BC129 (2023).
5 https://139838633.fs1.hubspotusercontent-eu1.net/hubfs/139838633/2024%20resources%20uploads/IIGCC_Investor-approaches-to-scope-3_Final_Jan-2024.pdf
60	Chubb Limited 2024 Proxy Statement

Agenda Item 15
Chubb also believes Scope 3 emissions do not serve as a proxy for how well Chubb is reducing its physical exposures in the future by mitigating climate change. A reduction in Chubb’s Scope 3 emissions does not necessarily mean that GHG emissions in the global economy will go down — a necessary condition to avoid the most significant future impacts of climate change. In fact, if a large commercial insurer’s Scope 3 emissions decrease, it is highly unlikely to be as a result of the insurer having reduced its physical exposure in the world at large. Instead, it would likely be because either (1) the insurer no longer performs a shock absorber function and has limited insurance offerings to certain parts of the economy, or (2) the global economy as a whole has transitioned to lower global emissions and the insurer’s Scope 3 emissions automatically reflect that broader transition.
Chubb is Taking Substantive Actions to Support the Net-Zero Transition

Chubb believes the most effective use of its resources to support society’s transition to net zero, and address Chubb’s risk in the transition, is to focus on the impact we can have on our broad client base to support their respective transitions. We have more influence over the climate risks related to our clients’ insurable activity when we use our risk management expertise to support their transition rather than simply trying to aggregate Scope 3 emissions.
Chubb’s climate strategy is highlighted by three pillars:
1.
Supporting technologies promoting the transition to a net-zero economy, using underwriting and risk engineering expertise;

2.
Expanding climate resilience through risk engineering and new service offerings; and

3.
Using technical underwriting criteria to encourage controls and best practices in high GHG-emitting industries.

Through Chubb Climate+, the Company’s global business unit launched in January 2023, Chubb is addressing the first two pillars. Chubb Climate+ provides a broad spectrum of insurance products and services to businesses engaged in developing or employing new technologies and processes that support the transition to a net-zero economy. It also provides risk management and resiliency services to help those managing the impact of climate change. Chubb has begun to disclose metrics relating to Chubb Climate+, starting in our 2023 Sustainability Report, that it believes will be meaningful markers to assess Chubb’s climate commitments.
In addition to Chubb Climate+, Chubb is developing and implementing science-based underwriting criteria for high-emitting industries and directly engaging with our clients on these criteria. Through the underwriting process, the Company has opportunities to promote good risk management and the adoption of sound engineering practices by its clients in high-emitting industries. To that end, in March 2023, Chubb announced underwriting and conservation criteria that apply to oil and gas extraction projects to help drive the reduction of GHG emissions from its insureds. Chubb’s first criteria focuses on methane, one of the most significant and potent GHG contributors, which requires adoption of responsible behavior that is scientifically proven to reduce methane emissions. Chubb may decline coverage if a potential policyholder cannot meet its methane performance expectations.
Chubb began disclosing metrics on its methane initiative in its 2023 TCFD Report, and expects to continue to disclose data on methane engagements in future TCFD reports, along with emissions data of its clients subject to the oil and gas criteria as it becomes available. Chubb has already undertaken initial efforts to assess the methane emissions of clients it has engaged with as part of the Company’s initial assessment of its underwriting criteria. Chubb additionally disclosed in its TCFD Report that it is working with the Environmental Defense Fund to evaluate best practices and expand its work to evaluate emissions reduction opportunities and underwriting criteria for other high-emitting industries.
For additional information on Chubb’s climate-related actions, see “Corporate Governance — Climate Change: Governance, Progress and Engagement” in this proxy statement.
In summary, our actions provide assurance to our shareholders, clients and other stakeholders that we take the risks of climate change seriously and that we are thoughtfully taking action to support the global net-zero transition most effectively. We will continue to assess Scope 3 GHG disclosure methodologies and consider if and when any additional disclosures are achievable, impactful, in the Company and shareholders’ best interests, and as may be required by applicable law or regulation.
AGAINST Recommendation

Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Chubb Limited 2024 Proxy Statement	61

Agenda Item 15
Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
62	Chubb Limited 2024 Proxy Statement

Agenda Item 16
Shareholder Proposal on Pay Gap Reporting
Agenda Item

Arjuna Capital, as representative of David Boghossian, and Proxy Impact, as representative of Broz Family Investments LLC, have submitted the shareholder proposal described below and advised us that a representative will attend the Annual General Meeting and move the proposal as required. As reported to the Company, David Boghossian and Broz Family Investments LLC are each the holder of at least the minimum value of Chubb Common Shares to submit a shareholder proposal for inclusion in this proxy statement under SEC rules. Chubb disclaims any responsibility for the content of this proposal and supporting statement. In accordance with SEC rules, we are reprinting the proposal and supporting statement in this proxy statement as they were submitted to us. We will provide the address of the proponent and its representative upon oral or written request made to c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland, or +1 (212) 827-4445.
Shareholder Proposal

Beginning of Proposal and Proponent’s Statement of Support:
Racial and Gender Pay Gap Reporting
Whereas: Pay inequities persist across race and gender and pose substantial risks to companies and society. Black workers’ median annual earnings represent 77 percent of white wages. The median income for women working full time is 84 percent that of men. Intersecting race, Black women earn 76 percent and Latina women 63 percent.1 At the current rate, women will not reach pay equity until 2059, Black women in 2130, and Latina women in 2224.2
Citigroup estimates closing minority and gender wage gaps 20 years ago could have generated 12 trillion dollars in additional national income. PwC estimates closing the gender pay gap could boost Organization for Economic Cooperation and Development (OECD) countries’ economies by 2 trillion dollars annually.3
Actively managing pay equity is associated with improved representation. Diversity in leadership is linked to superior stock performance and return on equity.4 Minorities represent 31 percent of Chubb’s workforce and 16 percent of executives. Women represent 55 percent of the workforce and 28 percent of executives.5
Best practice pay equity reporting consists of two parts:
1.
unadjusted median pay gaps, assessing equal opportunity to high paying roles,

2.
statistically adjusted gaps, assessing whether minorities and non-minorities, men and women, are paid the same for similar roles.

Chubb does not report quantitative unadjusted or adjusted pay gaps. About 50 percent of the 100 largest U.S. employers currently report adjusted gaps, and an increasing number of companies disclose unadjusted gaps to address the structural bias women and minorities face regarding job opportunity and pay.6
Racial and gender unadjusted median pay gaps are accepted as the valid way of measuring pay inequity by the United States Census Bureau, Department of Labor, OECD, and International Labor Organization. The United Kingdom and Ireland mandate disclosure of median gender pay gaps.7 For its United Kingdom employees, Chubb reports a median hourly pay gap of 29 percent and bonus gender pay gap of 48 percent.8
Resolved: Shareholders request Chubb report on both quantitative median and adjusted pay gaps across race and gender, including associated policy, reputational, competitive,

1 https://www.census.gov/data/tables/time-series/demo/income-poverty/cps-pinc/pinc-05.html — par_textimage_24
2 https://static1.squarespace.com/static/5bc65db67d0c9102cca54b74/t/622f4567fae4ea772ae60492/1647265128087/Racial+Gender+Pay+Scorecard+
2022+-+Arjuna+Capital.pdf
3 Ibid.
4 Ibid.
5 https://www.chubb.com/content/dam/chubb-sites/chubb/about-chubb/diversity-equity-inclusion/accountability/pdf/chubb-2022-eeo-1-data.pdf
6 https://diversiq.com/which-sp-500-companies-disclose-gender-pay-equity-data/
7 https://static1.squarespace.com/static/5bc65db67d0c9102cca54b74/t/622f4567fae4ea772ae60492/1647265128087/Racial+Gender+Pay+Scorecard+
2022+-+Arjuna+Capital.pdf
8 https://www.chubb.com/uk-en/about-us-uk/pay-gap-reports.html
Chubb Limited 2024 Proxy Statement	63

Agenda Item 16
and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.
Racial/gender pay gaps are defined as the difference between non-minority and minority/male and female median earnings expressed as a percentage of non-minority/male earnings (Wikipedia/OECD, respectively).
Supporting Statement: An annual report adequate for investors to assess performance could, with board discretion, integrate base, bonus and equity compensation to calculate:
•
percentage median and adjusted gender pay gap, globally and/or by country, where appropriate

•
percentage median and adjusted racial/minority/ethnicity pay gap, US and/or by country, where appropriate

Statement of the Board of Directors’ Opposition to the Shareholder Proposal

Our Board has considered this shareholder proposal and recommends that you vote “AGAINST” it for the following reasons:
We share the proponents’ focus on pay equity. As described in more detail below, the Company has existing responsible and robust policies and procedures to promote equity in our compensation program. The requested report is unnecessary and would not meaningfully enhance Chubb’s strong commitment and efforts to focus on and address pay equity.
Chubb’s Commitment to Pay Equity and Conducting Pay Gap Analyses

At Chubb, we recognize, respect and actively support diversity and our efforts focus on creating an environment where all colleagues feel comfortable performing to their full potential and are appropriately and fairly recognized for their contributions. To us, diversity and inclusion also includes equity, and creating a level playing field for all individuals and groups. As a result, our compensation decisions are consistently reviewed and considered through a pay equity lens.
In support of our commitment to pay equity, we regularly conduct detailed statistical pay gap analyses in our larger markets and when required by regulation (such as in the United Kingdom), as well as periodically within business units, functions or roles. We look to identify and address racial and gender disparities among employees performing similar work.
The evidence of our commitment is in the results. Our 2023 U.S. pay equity analysis, which employed a well-recognized third-party workforce equity software tool, determined that, taking into account all forms of compensation, including salary, cash bonus and equity awards, we had no racial or gender pay gap in our U.S. employee population on an adjusted median or mean basis, meaning women and minority groups were paid dollar for dollar with men and white employees in similar roles, respectively.
This pay gap analysis and our efforts to promote diversity, equity and inclusion in our workforce are disclosed in our
2023 Sustainability Report, available at investors.chubb.com/financials/annual-reports/default.aspx.
The report requested by the proponents is not needed to prompt Chubb’s alignment and commitment to paying employees equitably. As demonstrated above, we are already doing so, and expect to continue doing so.
We note the proponents’ request that we also disclose unadjusted median pay equity data. We believe that reporting unadjusted numbers does not provide relevant information to shareholders as it does not take into account critical factors such as an individual’s role, level and scope of responsibilities, experience or location. These factors are needed to evaluate whether our employees are equitably compensated. Additionally, given the global nature of our workforce, with approximately 40,000 employees and operations in 54 countries and territories, unadjusted racial and gender pay gap results would not provide a meaningful result to assess the adequacy of Chubb’s compensation program fairness or compare Chubb against other companies, which have different employee bases, locations and organizational structures.
Chubb’s Commitment to Diversity, Equity and Inclusion in All Aspects of Our Business

We believe that making and sustaining progress in creating an equitable workplace requires holding leadership accountable; developing and advancing diverse talent; increasing gender and multicultural leadership diversity; and deploying inclusive recruitment, development and promotional practices. It’s an enterprise-wide effort that must be measured and enhanced over time.
Our management leaders are clear about the role they play in this mission. We provide resources and data to help them be purposeful in their decisions to develop and engage diverse teams. We have set high expectations for diverse candidate slates across all leadership roles. And we are constantly tracking our progress.
For example, we reinforce leadership accountability and commitment to improving gender balance and racial diversity in leadership through goal setting and linkage to performance reviews and compensation at the executive level. Progress

64	Chubb Limited 2024 Proxy Statement

Agenda Item 16
against these goals is regularly reviewed, and we apply the same rigor to our diversity efforts that exists in other areas of our business. Chubb is also committed to improving the gender and racial diversity of our executive leadership globally. To that end, Chubb has assigned accountability for improving diversity to senior leaders for their respective areas.
To promote transparency and accountability, we also publicly disclose our EEO-1 US workforce report on our website.
Additionally, we offer a series of development programs around the world designed for women at all stages of their career. These include early-, mid- and upper-level career programs involving networking, coaching and mentorship to support talented women in achieving their career aspirations and maximizing the impact they can make at Chubb.
With respect to advancing racial equity at Chubb and racial justice more generally, Chubb is continuing the commitment it made in 2020 to take specific actions related to racial equity in recruitment, career development and advancement opportunities; promoting a greater sense of belonging for Black colleagues; and increasing the knowledge and understanding of the Black employee experience through open two-way dialogue and education. With respect to hiring, development, and retention specifically, we incorporate inclusive hiring and intentional inclusion training programs to help us source and support the best and broadest array of talent, and ingrain inclusion practices in our leaders and strengthen how we attract, assess, develop and retain diverse talent.
Chubb also has a variety of employee resource groups that are aimed at fostering a diverse and inclusive work environment, and provide support, mentorship and networking opportunities for various underrepresented groups. They also play a significant role in business development, community outreach and influence. These groups include:
•
Mosaic: aims to foster the professional development of diverse talent including Black, Asian and LatinX employees through networking, coaching and mentoring. Chubb also offers individual Black Alliance, Asian Alliance and Latinx Alliance Business Roundtables within Mosaic.

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IMPACT: dedicated to the support, development, and advancement of women to realize their career goal while driving Chubb’s business objectives and strengthening ties to clients, brokers, and the insurance industry.

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Thrive: seeks to advance the development of and engagement of colleagues with visible and invisible disabilities, while leveraging the group’s diverse perspectives to strengthen Chubb’s culture and market position.

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Pride: provides a supportive community for LGBTQ+ employees and their allies. It also aims to maximize the development, engagement and advancement of LGBTQ+ employees with the goal of a visible Pride representation through the organization.

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Salute: supports employees who are veterans, active service members, military spouses and family members, while seeking to increase Chubb’s ability to attract, retain and foster the career development of veteran and military talent.

These groups not only help to create a more inclusive work environment, but they also contribute to the company’s overall success by promoting a wide range of ideas and perspectives.
Further information on DE&I at Chubb can be found in our 2023 Sustainability Report and at about.chubb.com/diversity-equity-inclusion.html.
We share the proponents’ concern for a fair and equitable environment for employees at large companies like ours, and we are executing on that concern with real, tangible results and by fostering a diverse and inclusive community focused on equitably rewarding and providing opportunity for our talent.
AGAINST Recommendation

Our Board therefore recommends a vote “AGAINST” this shareholder proposal.

Voting Requirement to Approve Agenda Item

This agenda item is a request to the Board of Directors. The Board of Directors will consider that the shareholders have approved the shareholder proposal on an advisory basis if this agenda item receives the affirmative “FOR” vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots.
Chubb Limited 2024 Proxy Statement	65

Corporate Governance
Overview

We are committed to the highest levels of ethical conduct. This commitment is reflected in our corporate governance and in the foundation of our corporate values and culture. As an insurance company, we are in the business of managing risk. Our corporate governance helps us mitigate and manage risks by providing clear lines of oversight and responsibility for management and the Board. We review and advance our corporate governance regularly based on evolving legal, regulatory and other considerations, including business needs and in consideration of best practices.
Our Board of Directors’ corporate governance policies comply with the rules of the SEC, the listing standards of the NYSE and Swiss law. To balance our NYSE listing and Swiss incorporation requirements, we:
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adhere to SEC and NYSE governance and compensation regulations and best practices; and

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comply with Swiss corporate laws that impose various additional restrictions and requirements, including our implementation, through our Articles of Association and presentation of annual ballot items for our shareholders, of Swiss corporate governance and compensation requirements.

We have adopted Organizational Regulations, Corporate Governance Guidelines and Categorical Standards for Director Independence covering issues such as executive sessions of the Board of Directors, director qualification and independence standards, Board leadership and structure, director responsibilities and procedures, director equity ownership guidelines, management evaluation and succession, and Board self-evaluations. Our Board has established committees that help with oversight of the Company and its operations, and these committees govern themselves pursuant to the Organizational Regulations and charters that are reviewed at least annually and amended as necessary.
Corporate Governance Documents

The following governance documents are available on our website at about.chubb.com/governance.html:
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Articles of Association

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Organizational Regulations

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Corporate Governance Guidelines

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Board Committee Charters: Audit, Compensation, Executive, Nominating & Governance, and Risk & Finance

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Categorical Standards for Director Independence

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Code of Conduct

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Policy on Fair Disclosure

You may also request copies of any of these documents by contacting our Investor Relations department:
Telephone — +1 (212) 827-4445; or
E-mail — investorrelations@chubb.com

66	Chubb Limited 2024 Proxy Statement

Corporate Governance — Our Corporate Governance Framework
Our Corporate Governance Framework
Board Independence
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12 out of 13 of our current directors (and 12 out of 13 of our nominees) are independent as determined by our Board under NYSE regulations and our Categorical Standards for Director Independence. Our CEO is the only non-independent director.

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Five standing Board committees — Audit, Compensation, Nominating & Governance, Risk & Finance and Executive. All committees are composed entirely of independent directors, with the exception of the Executive Committee (our Chairman and CEO serves on the Executive Committee).

Board Composition
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Under Swiss law, only our shareholders can elect directors and determine Board size. Our Board may not appoint directors.

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Our Nominating & Governance Committee regularly reviews Board composition and the skills, qualifications, backgrounds, experience and other attributes of Board members, both individually and collectively, including consideration of tenure and gender and racial/ethnic diversity.

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We have a well-balanced tenure of short-, medium- and longer-serving directors, and consistent refreshment over time — since 2020, 5 current members joined our Board and 7 directors retired, and one new nominee is proposed for election at the Annual General Meeting.

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Our Corporate Governance Guidelines provide that a director that is a public company chief executive should not sit on more than one public company board (excluding Chubb). Our Articles of Association limit all directors to no more than four additional public company board or executive officer affiliations.

Board Leadership Structure
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Our Chairman is CEO of our Company. Our Board believes he has both the critical skills and experience to best perform both roles at this time. Our Chairman interacts closely with our independent Lead Director, who is appointed by the other independent directors.

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Our Lead Director has significant and substantive powers and responsibilities, many of which are memorialized in the Company’s Organizational Regulations and Corporate Governance Guidelines. Our Lead Director ensures an appropriate level of Board independence in deliberations and overall governance, and chairs and sets the agenda for executive sessions of the independent directors, which take place at least every regular Board meeting, to discuss certain matters without the Chairman or other management present.

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Our Lead Director also has the ability to convene Board meetings, establishes the regular Board agenda (with the Chairman), actively engages in the Board’s performance assessment process, and provides input on the design of the Board, including composition and committee structure.

Risk Oversight
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Our full Board and the Risk & Finance Committee are responsible for risk management oversight, with individual Board committees responsible for overseeing specified risks. See “Board Oversight of Risk and Risk Management” for more details.

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Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

ESG Governance
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We have a robust ESG governance structure with regular Board and senior management involvement and oversight.

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The Nominating & Governance Committee has Board-delegated oversight for our Corporate Citizenship activities and ESG policies and initiatives, and other Board committees monitor and review ESG-related matters in accordance with their charter responsibilities. ESG also remains a full Board topic.

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In 2023, management and outside experts provided multiple updates on ESG matters to the Nominating & Governance Committee, Audit Committee and full Board.

Chubb Limited 2024 Proxy Statement	67

Corporate Governance — Our Corporate Governance Framework
Climate Change Governance
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We have implemented an active governance structure to oversee and execute our global environmental program and climate change strategy. At the Board level, our Nominating & Governance Committee is responsible for reviewing ESG issues including climate change, and our Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, which include climate risk. The full Board is also involved in these matters.

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Our management-level Executive Committee, which include our Chairman and CEO and most senior executive leaders, are responsible for aligning climate and other ESG and Corporate Citizenship activities for consistency with the Company’s culture, values, corporate mission and business objectives. The Executive Committee also has executive management responsibility for the execution of underwriting and portfolio management decisions and responses related to climate change. In addition, management’s Risk and Underwriting Committee, product boards and risk-related committees review risks associated with climate change.

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Our Global Climate Officer is responsible for providing oversight of the Company’s day-to-day climate-related activities and strategies, including business and public policy initiatives.

Open Communication
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We encourage open communication and strong working relationships among the Lead Director, Chairman and other directors.

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Our directors have access to members of management and employees, and our Lead Director and members of our committees regularly communicate with members of management other than the CEO on a variety of topics.

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Shareholders and other interested parties can contact our Board, Audit Committee or Lead Director by e-mail or regular mail.

Shareholder Input
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We conduct a robust annual shareholder outreach program to discuss trends, topics and issues of interest with shareholders and to solicit feedback. We strongly encourage shareholders to set the agenda for engagement discussions.

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Chubb participants in meetings with shareholders include relevant members of management and at times members of our Board, including our Lead Director.

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Our 2023-2024 engagement program targeted our top 50 shareholders and also included the proponents who submitted proposals for our 2023 and 2024 annual general meetings.

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In 2023 and 2024 we sponsored our second annual series of climate workshops for top shareholders and other stakeholders to discuss how insurers can participate in the global transition to net zero and the development of meaningful actions, metrics and disclosures to communicate progress.

Accountability to Shareholders
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Shareholders annually elect our Chairman, all directors (by majority vote) and members of our Compensation Committee.

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There is no plurality concept built into our shareholder voting, unless the number of nominees exceeds the maximum number of director positions as set by shareholders in our Articles of Association. That is because shareholders can determine the number of Board positions, and all nominees who receive a majority of votes cast are, by law, elected to the Board.

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Under Swiss law, a director cannot remain in office if they do not receive the requisite majority shareholder vote; therefore, a resignation policy for obtaining less than a majority of votes cast is not applicable.

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Shareholders annually approve in binding votes the maximum compensation of our directors and Swiss Executive Management.

Succession Planning/ Talent Management
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Our Board actively monitors our succession planning and management development. Chairman and CEO succession plans under various scenarios are discussed and reviewed annually.

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Human capital management is a full Board topic. Senior management provides our Board with regular updates on matters including employee succession and talent development, including detailed overviews of bench strength and talent profiles at, and multiple levels below, the senior executive level.

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We are also focused on, and our leaders are accountable for, improving gender balance and racial/ethnic diversity at the officer level and in talent development and acquisition.

68	Chubb Limited 2024 Proxy Statement

Corporate Governance — Governance Practices and Policies that Guide Our Actions
Governance Practices and Policies that Guide Our Actions

Our Code of Conduct

Our Board has adopted a Code of Conduct applicable to all directors, officers and employees, which sets forth the basic principles to guide their day-to-day activities. The Code of Conduct addresses, among other things, conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with laws and regulations (including insider trading laws) and reporting illegal or unethical behavior.
Our Code of Conduct also describes our commitment to protecting human rights and preventing human rights abuses anywhere in our business, including in our supply chains.
Insider Trading Policy

We have a Global Restrictions on Insider Trading and Trading Chubb Securities Policy (Insider Trading Policy) that applies to all directors, executives and employees, as well as their immediate family and other covered persons. The policy addresses topics relating to restrictions or requirements on the purchase, sale and other dispositions (such as gifts) of Chubb securities, including prohibitions on insider trading when in possession of, or otherwise using, material nonpublic information; restrictions on trading Chubb securities during certain periods; pre-clearance requirements for directors and executives; pre-review and approval of Rule 10b5-1 plans; reporting; and other matters, such as prohibitions on hedging and trading in securities of third parties doing business with the Company.
The Insider Trading Policy promotes Company and individual compliance with applicable securities laws, rules and regulations, and the exchange listing standards applicable to us. It is designed so that Chubb’s investors have equal access to all material information about Chubb, and to avoid the suggestion of insider trading at Chubb.
Chubb itself may also from time to time engage in transactions in Chubb securities, such as in connection with its Board-authorized share repurchase program. In doing so, Chubb is committed to adhering to applicable securities laws and requirements, which may include restrictions on repurchases during certain periods.
Stock Ownership Requirements

A substantial portion of our directors’ compensation consists of restricted stock awards. Our Corporate Governance Guidelines require minimum equity ownership of $700,000 for outside directors (based on stock price on date of award). Each director has until the fifth anniversary of his or her initial election to the Board to achieve this minimum. All of our outside directors who have served for at least five years satisfy Chubb’s director equity ownership requirements. Our directors are also subject to prohibitions on pledging and hedging Common Shares. We also maintain stock ownership guidelines for our executives, which are further described in “Compensation Practices and Policies” in the Compensation Discussion & Analysis section of this proxy statement.
Executive Sessions of Directors

Our independent directors meet for an executive session of the Board at each quarterly Board meeting. Our CEO is our only non-independent director and does not attend these sessions. Our Lead Director, currently Michael P. Connors, is the presiding director for Board executive sessions of independent directors, and has the authority to convene and set the agenda for these sessions. Executive sessions are also common for special meetings of the Board and ad hoc committees that are created from time to time to provide oversight over specific matters. Similarly, our Board committees (other than the Executive Committee) generally conduct an executive session at their meetings, with no members of management present.
Continuing Education and Training for Directors

We provide ongoing programs for directors covering, among other things, the Company’s business; organizational and management structure; results of operations and financial condition, such as critical accounting policies, budgets and forecasts; corporate governance; and risk management, including climate and catastrophe risk. The Audit Committee and Risk & Finance Committee each conduct deep-dive training sessions throughout the year, which may also be attended by other members of the Board. Directors are encouraged to attend these and other appropriate continuing education programs. In addition, a number of our directors attended outside director education programs in 2023. Onboarding training is also provided for new directors.
Related Party Transactions Guidelines

Our Board has adopted Related Party Transactions Guidelines that require our Nominating & Governance Committee or Board to review and approve certain transactions between Chubb and any related parties. For additional information, see “What is Our Related Party Transactions Approval Policy and What Procedures Do We Use to Implement It?”.

Chubb Limited 2024 Proxy Statement	69

Corporate Governance — Governance Practices and Policies that Guide Our Actions
Open Lines of Communication

The Chubb Ethics Help Line is a free, confidential service available 24 hours a day for questions or concerns about ethics or integrity at Chubb. Please visit our website for specific contact information at:
about.chubb.com/governance.html.
We also have a process for shareholders, employees and other interested parties to send communications to the Board:
To contact the Board about accounting or auditing matters, you may send an e-mail to the Chair of the Audit Committee at: chmnaudit@chubb.com. The Corporate Secretary has access to this e-mail address. For other matters you may send an e-mail to: corpsecy@chubb.com. You may also contact the Lead Director, any independent director, the Chairman of the Board, or the Chair of any Board committee by sending an e-mail to our Lead Director at: LeadDirector@chubb.com. The Corporate Secretary has access to this e-mail address.
If you wish to send written communications, please mail to the Board of Directors, c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. The Corporate Secretary will forward communications to the Board to the Lead Director.

70	Chubb Limited 2024 Proxy Statement

Corporate Governance — Shareholder Engagement
Shareholder Engagement

We recognize the value in maintaining open lines of communication with our shareholders and consider our robust shareholder outreach program to be a vital governance tool.
We understand and agree that engagement is more important than ever to our shareholders and therefore seek to engage with them on a regular basis throughout the year. These engagement discussions take place both during and away from the annual meeting cycle, providing ample opportunity for our Board and management to better understand and thoughtfully consider our shareholders’ key issues and concerns. Consideration of shareholder feedback and evaluation of priorities occurs year-round.
Chubb participants during engagement discussions include relevant members of management and at times members of our Board, including our Lead Director. The primary purpose of our outreach program is to discuss and solicit feedback about corporate governance, executive compensation and other matters, including ESG topics relevant to the Company. We also strongly encourage our participating shareholders to set the agenda for these meetings and address any trends, topics or issues that they wish to discuss with us.
Shareholder feedback received through direct discussions is reported to our Nominating & Governance Committee and other relevant committees periodically throughout the year. AGM voting results are also reviewed and carefully considered. We further assess our practices against guidelines published by our shareholders and proxy advisory firms.
In 2023, we solicited our 50 largest shareholders, representing approximately 70% of our outstanding Common Shares, to discuss our climate change strategy and a variety of corporate governance, executive compensation and other ESG topics. During the engagement cycle we also engaged with each shareholder proponent who submitted a proposal for this year’s and last year’s annual general meetings.
Primary Engagement Topics

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Chubb’s climate-related activities, strategies and progress, including our Chubb Climate+ business unit and oil and gas underwriting criteria

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Board composition and refreshment, including Board diversity

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Board oversight of risk and risk management

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Executive compensation matters and disclosures generally

The following calendar presents generally the annual flow of notable events and activities relating to our shareholder outreach and engagement. This is for illustrative purposes only, as we also may discuss topics of interest with shareholders and evaluate our governance policies and procedures outside the regular calendar. We consider the annual calendar for outreach commencing in the fourth quarter of a given year, based on the typical timing of when we start holding our regular engagement discussions with our top 50 shareholders.
Q4
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Annual shareholder outreach targeting top 50 shareholders conducted by cross-functional management team and at times members of our Board

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Report to Nominating & Governance Committee on status of outreach and feedback received, to inform Board and management discussions and priorities

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Evaluate shareholder proposals received, if any

Q1
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Further engagement with shareholders and, if proposals received, shareholder proponents

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Nominating & Governance Committee reviews and considers any additional feedback from shareholder outreach and any shareholder proposals

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Board considers and approves AGM agenda and provides recommendations on all agenda items

Q2	• Proxy statement, annual report and sustainability report published • Engagement with shareholders on AGM matters • AGM held. Board and management consider voting results
Q3
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Evaluate AGM results as well as shareholder feedback, and determine if any follow-up actions are appropriate

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Review proxy season feedback and trends, both for Chubb and companies generally

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TCFD Report published

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Review and evaluate corporate governance policies and practices

During the year we also separately communicate with investors about the Company’s financial performance, strategy and operations, including through our quarterly earnings releases and conference calls, investor presentations, participation in industry and investor conferences, and in-person and telephonic meetings with investors and stakeholders.
Management and the Board recognize the value of taking our shareholders’ views into account. Feedback from our shareholders helps us understand how they view us, set goals and expectations for our performance, and identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations, Corporate Citizenship and ESG policies and initiatives.

Chubb Limited 2024 Proxy Statement	71

Corporate Governance — Climate Change: Governance, Progress and Engagement
Climate Change: Governance, Progress and Engagement

We in the property and casualty insurance industry have an important role to play in encouraging society’s transition to net zero GHG emissions. Chubb seeks to be an industry leader in developing effective tools and approaches for insurers to facilitate the transition.
Key elements of our climate strategy, as well as the active role our Board and management play in overseeing climate risk, are summarized below. For additional information on Chubb’s views and actions with respect to climate risk management and climate strategy, please refer to our 2023 TCFD Report and Climate Change Policy Statement, each available at about.chubb.com/citizenship/
environment.html, and 2023 Sustainability Report, available at investors.chubb.com/financials/annual-reports/default.aspx.
Climate Governance

Chubb’s full Board of Directors is actively engaged in overseeing the Company’s climate-related strategies. The Board receives updates on climate issues from management regularly and at times from outside experts. In addition, our Nominating & Governance Committee oversees our Corporate Citizenship activities and ESG policies and initiatives, including those relating to climate change and the environment, such as our fossil fuel-related underwriting and investment policies, corporate environmental goals and philanthropic efforts. Our Risk & Finance Committee oversees our ERM function, which includes extensive analysis of climate risk, including climate-related catastrophe risk, such as increased threats of wildfire, sea rise and hurricane frequency and intensity. The Risk & Finance Committee also reviews investment risks associated with climate change.
With the Board’s oversight, the CEO and management Executive Committee manage and direct Chubb’s climate-related activities and set the Company’s climate-related strategies. The CEO engages extensively on climate issues, including in his annual shareholder letter and in our public communications. Other executives with climate-related responsibilities include:
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The General Counsel coordinates the Company’s ESG initiatives, including its climate-related policies and strategies.

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The Chief Risk Officer oversees the ERM function, including risks associated with climate change. Various management teams, including the management-level Risk and Underwriting Committee, product boards and risk-related committees, meet regularly to evaluate specific risks and risk accumulation in Chubb’s business activities and investments.

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The Global Climate Officer is responsible for coordinating Chubb’s climate-related strategies and supporting the execution of business and public policy initiatives. The Global Climate Officer also oversees our internal climate activities, including GHG measurement and reduction efforts and commitments, and climate-related reporting.

Progress on Addressing Climate Change and the Transition to Net Zero by 2050

We recognize our responsibility to encourage the transition to a low-carbon economy and we support the global goal of net zero carbon emissions by 2050. Our climate-related commitments and actions are grounded in a scientifically-based, fact-driven assessment of the extraordinary challenge that the world faces in reaching the goal of net zero emissions. We are committed to supporting our clients as they navigate a transition to a low-carbon economy, and we are actively supporting this transition across our Company through the products and services we offer, our underwriting and investment decisions, our philanthropic support and our public engagement on critical climate issues.
Chubb Climate+: Underwriting for the Transition and Engineering for Resilience

Chubb believes the most effective use of its resources to support society’s transition to net zero is to provide our clients with the risk transfer capacity necessary to facilitate their transition efforts and increase their resilience to the physical impacts of climate change. To that end, in January 2023, we launched Chubb Climate+, our global climate change practice. Chubb Climate+ focuses on facilitating and advancing a global transition to a net-zero economy by expanding the Company’s already market-leading position in the clean tech industry. The practice draws on Chubb’s extensive technical capabilities in underwriting and risk engineering, bringing together Chubb units engaged in traditional, alternative and renewable energy, climate tech, agribusiness and risk engineering services.
On the underwriting side, Chubb Climate+ is focused on growing our practice in renewable energy and clean tech. With respect to risk engineering services, we launched our first climate-focused engineering service: Chubb Climate+ Resilience, which provides our clients with insights into their physical climate hazard exposures and engineering recommendations to mitigate physical climate risks.

72	Chubb Limited 2024 Proxy Statement

Corporate Governance — Climate Change: Governance, Progress and Engagement
Developing Science-Based Underwriting Criteria for High-Emitting Industries

We are also making significant advancements in building sustainable underwriting practices for high-emitting sectors, such as oil and gas. Through the underwriting process we have opportunities to promote good risk management and the adoption of sound engineering practices by our clients.
Oil and Gas Underwriting Criteria

In March 2023, we announced underwriting and conservation criteria that apply to oil and gas extraction projects to help drive the reduction of GHG emissions from our insureds.
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Standards for Methane Emissions.   Chubb requires adoption of responsible behavior that is scientifically proven to reduce methane emissions, one of the most significant and potent GHGs. These criteria are directly applied to underwriting decisions as part of Chubb’s standard underwriting process and therefore apply to all in-scope clients. Clients will have a set period to develop an action plan based on their individual risk characteristics. We may decline coverage if a potential policyholder cannot meet our methane performance expectations. To further engagement, we created the Chubb Methane Resource Hub, a digital resource to support the Company’s oil and gas clients in identifying and adopting methane emissions reduction technologies.

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Standards for protected conservation areas.   In March 2023, Chubb also announced that it will no longer underwrite oil and gas extraction projects in International Union for the Conservation of Nature (IUCN) management categories I-V in the World Database on Protected Areas, which includes nature reserves, wilderness areas, national parks and monuments, habitat or species management areas, and protected landscapes and seascapes that have been designated for protection by state, provincial or national governments. This includes the Arctic National Wildlife Refuge (ANWR). Chubb is currently developing standards for projects in category VI areas (protected areas that allow sustainable use) in the World Database of Protected Areas as well as for oil and gas extraction projects in the Arctic, Key Biodiversity Areas, mangrove forests, and global peatlands that are not currently listed in the World Database on Protected Areas.

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Additional Underwriting and Investing Limitations.   In 2019, we were the first major insurer in the United States to limit coal-related underwriting and investment activity. In 2022, we adopted a policy that we will no longer underwrite risks for projects involving direct mining or in-situ extraction and processing of bitumen from oil sands. Both our coal and oil sands policies have been fully implemented in accordance with their terms since adoption.

Engagement

We are working extensively, internally and with external groups, as a thought leader to determine how we and other insurers can influence the business operations of our clients and what policy considerations we can make in order to facilitate our and our clients’ transition to a low-carbon economy. We are eager to engage on climate issues and seek open and informed dialogue. We contribute to that communication in many ways, such as through our public reporting, shareholder engagement, and workshops we sponsor on climate in the insurance industry in collaboration with the University of Pennsylvania. The workshops, the second series of which began in the fourth quarter of 2023, are designed to further the conversation between insurance companies, regulators, investors and other stakeholders, including emissions measurement groups, ESG consultants and academics, around how the industry can assess and track climate risk and opportunities and develop meaningful metrics to communicate our progress. Topics covered included improving climate disclosure, the goals of disclosure, and how the insurance sector can enable the climate transition and foster resilience.
Our engagements are focused on not only our climate commitments but also about what we believe are the responsible and most effective ways for our Company — and industry — to accelerate the net zero transition. We believe that insurance is at its most effective when we serve as a constant presence in the marketplace, engage deeply with our clients, and develop tools and criteria to incentivize our clients to undertake actions that will reduce their own emissions. We look forward to continuing to engage in open and candid dialogue with our shareholders and other stakeholders as we evaluate, refine and perform our part in the global transition to net zero.

Chubb Limited 2024 Proxy Statement	73

Corporate Governance — The Board of Directors
The Board of Directors

Our Board oversees our business and monitors the performance of management. The directors keep themselves informed by discussing matters with the CEO, other key executives and our principal external advisors, such as legal counsel, outside auditors, and other consultants. They also receive and review reports and updates from management and third parties, participate in Board and committee meetings, and attend relevant conferences and other educational sessions.
Board Meetings

The Board usually meets a minimum of four times per year in regularly scheduled meetings, but will meet more often if necessary. The Board met five times during 2023. All directors attended at least 75% of the aggregate number of meetings of the Board and committees of the Board of which they were a member that were held during 2023.
Director Independence

The Board has determined that the following directors and nominees are independent under the listing standards of the NYSE: Michael G. Atieh, Kathy Bonanno, Nancy K. Buese, Sheila P. Burke, Nelson J. Chai, Michael P. Connors, Michael L. Corbat, Robert J. Hugin, Robert W. Scully, Theodore E. Shasta, David H. Sidwell, Olivier Steimer and Frances F. Townsend. Our independent directors constitute a substantial majority of our Board of Directors.
In making its determination of independence, the Board applied its Categorical Standards for Director Independence and determined that no other material relationships existed between the Company and our directors and nominees.
Director Nomination Process

The Board’s Nominating & Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board of Directors. The Nominating & Governance Committee considers each person’s judgment, experience, background, independence and understanding of our business or other related industries, as well as other factors it determines are relevant in light of the needs of the Board and the Company. The Nominating & Governance Committee will select qualified candidates and review its recommendations with the Board, which will decide whether to invite the candidate to be a nominee for election to the Board.
In accordance with its charter, the Nominating & Governance Committee may identify and consider director nominees from various sources. The Nominating & Governance Committee will consider shareholder recommendations for director candidates, but the Nominating & Governance Committee has no obligation to recommend such candidates. Assuming that appropriate biographical and background material (including qualifications) is provided for candidates recommended by shareholders, the Nominating & Governance Committee will evaluate those candidates by following substantially the same process and applying substantially the same criteria as for candidates recommended by other sources.
Board Composition and Skills Review

Our Nominating & Governance Committee reviews at least quarterly the individual and collective skills and attributes of Board members. Board members should have individual backgrounds that, when combined, provide a portfolio of diverse experience, perspectives and knowledge that serve our governance and strategic needs well.
As part of its review, the Nominating & Governance Committee considers a variety of skills, qualifications and experiences criteria in evaluating collective Board composition and assessing individual directors and director candidates, some of which are noted in the table below, as well as Board size, tenure and refreshment. In addition to the specific expertise and experience identified below, other factors for Board consideration include professional reputation, integrity, collegiality and diversity of backgrounds and perspectives, as well as gender and racial/ethnic diversity.
Directors must demonstrate the highest personal and professional integrity and commitment to ethical and moral conduct, and must respect and reflect Chubb values and culture. Directors should also be able and prepared to provide wise and thoughtful counsel to management on the full range of potential issues facing the Company. They should represent all shareholders and not any special interest group or constituency. They also must have the time necessary to fully meet their duty of care to the shareholders and be willing to commit to service over the long term, if called upon.

74	Chubb Limited 2024 Proxy Statement

Corporate Governance — The Board of Directors
Skills, Qualifications and Experiences Matrix
• Corporate Strategy • CEO Experience or Similar • Digital/Cybersecurity/ Technology • Financial Literacy/ Accounting • Financial Services Industry	• Governance/Compliance • Government/Regulatory/Public Policy • Insurance and Reinsurance Industry • Global Business • M&A/Business Development
For a further description of these criteria and how they are considered by our Nominating & Governance Committee, see “Agenda Item 5: Election of the Board of Directors.”
The above list of criteria is not exhaustive. Our Nominating & Governance Committee may consider these criteria and other additional criteria from time to time, and may adjust the importance of certain criteria based on factors including current Board composition and evolving business, governance, regulatory and other considerations.
Board Diversity

Our Board is fully committed to diversity and actively considers gender, racial, ethnic and other forms of diversity as an important factor in assessing candidates who possess the skills, experience and character necessary for Board service.
We believe that a variety of perspectives, opinions, backgrounds and tenure among the members of the Board is critical to the Board’s ability to perform its duties and various roles. We strive to maintain, and we encourage, diversity of thought and viewpoint among Board members, which makes the body as a whole more effective.
Board composition is discussed at every regular Nominating & Governance Committee meeting. The Nominating & Governance Committee’s consideration of relevant composition criteria and other factors help ensure that the Board will have the collective skills, experience, independence and diversity to enable it to function as well as possible for both the short-term and long-term.
We recognize in particular the importance of gender, racial and ethnic diversity in evaluating collective Board composition and individual director candidates. Our Board has demonstrated its commitment to enhance diversity in this area as part of regular Board refreshment. For example, of the seven new nominees to our Board since 2020 (including this year’s nominee), five (71%) exhibit gender, racial or ethnic diversity: three women and two members of an underrepresented minority group. Our new nominee for this year’s Annual General Meeting is a member of an underrepresented minority group.
Continued diversity is expected as Chubb further grows and evolves over time.
A description of the various skillsets, attributes and experiences of each of our Board’s director nominees is set forth in Agenda Item 5. Our Board is currently composed of 13 members. The average age is 67 and four are women. Our Board nominee slate is composed of 13 members. The average age is 67, three are women and, as noted above, one is a member of an underrepresented racial or ethnic minority group.
Board Tenure

Our Board considers director tenure in connection with its independence determination. Board tenure diversity is equally important as we seek to achieve the appropriate balance of tenure years of service. Our more senior directors have a deep knowledge of our Company, while new directors provide fresh perspectives. Our proposed slate of director nominees has an average tenure of 10.5 years.
Our Board believes it has an appropriate and balanced mix of tenure diversity, as reflected in the following table, and has demonstrated consistent refreshment over time.
Board Tenure in Years (Director Nominees)

Director Commitments and Responsibilities

Each of our directors should represent shareholders as a whole rather than any particular shareholder or group of shareholders. Individual directors are required to notify the Nominating & Governance Committee’s Chair, and the Chairman of the Board, of any change in business or professional affiliations or responsibilities, including retirement, so that conflicts and other Board composition issues can be considered. The Lead Director is also involved in this evaluation process. A director is required to offer his or her resignation from the Board in the event a director leaves a full-time job or otherwise materially changes his or her full-time employed position or status for any reason (for example, by resignation, termination, reassignment or retirement). The resignation may be accepted or not accepted, on behalf of the Board, by the Chair of the Nominating & Governance Committee after consulting with other Committee or Board members in the reasonable discretion of the Chair.
In addition, under our Corporate Governance Guidelines, a director should offer to resign if the Nominating & Governance Committee concludes that he or she no longer meets the Company’s requirements for service on the Board, which includes the obligation to devote the time and effort

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Corporate Governance — The Board of Directors
necessary to fully meet their duty of care to shareholders. We believe all our directors have demonstrated a strong commitment to service on our Board in terms of meeting attendance, substantive discussion and effective leadership.
Annual Board and Committee Evaluations

Led by our Nominating & Governance Committee, our Board and its committees annually perform self-evaluations that allow for open and candid feedback on Board effectiveness, performance and process. Our evaluation process also includes individual evaluations of our directors, and separate reviews of the Lead Director.
Our Lead Director and each of our committee chairs incorporate feedback received from these evaluations to enhance Board governance, process, collaboration and productivity, including by identifying possible topics for future meetings and other matters, such as potential skills and attributes for future director nominees and committee composition. In 2023, results of the Board and committee evaluations were overwhelmingly positive.
In the self-evaluation context our Nominating & Governance Committee further considers the composition of the Board and its committees, including diversity considerations and whether the Board and each of its committees have the right mix of skill sets, qualifications, backgrounds, experience, talent and other considerations in order to function effectively.

Board Leadership Structure

Our Board’s mandate under Swiss law includes overall supervision and control of management of the Company. Though our management and employees direct and are responsible for the business operations of the Company and its divisions, and implementation of policies and strategies approved by the Board, the power of management is fundamentally delegated from the Board.
Determination of Board Leadership Structure

Our Organizational Regulations and Corporate Governance Guidelines provide the Board with the right and flexibility to recommend to shareholders that the responsibilities of Chairman of the Board and Chief Executive Officer be vested in the same individual or in more than one individual, as the Board determines to be in the best interest of the Company.
Our Nominating & Governance Committee regularly reviews and discusses Board composition, leadership and structure, and advises the Board as appropriate. The Nominating & Governance Committee also considers feedback from shareholders.
The Board, upon recommendation from the Nominating & Governance Committee, recommends the Chairman for shareholder approval annually in accordance with Swiss law. The vote on our Chairman is a vested shareholder right, as described in Agenda Item 6.
Our Board has determined it to be in the best interests of the Company, at this time, to vest the responsibilities of Chairman and CEO in Evan G. Greenberg because the Board believes he has the skills and experience to best perform both roles. Mr. Greenberg provides unique and immeasurable leadership value to our Board serving in the Chairman role. Our Board believes Mr. Greenberg is the preeminent executive in the insurance industry. Combining both roles creates strong leadership, continuity of expertise and one voice in the top Board and management roles. Our Board also believes
Mr. Greenberg is best positioned to serve as the appropriate channel between management and the Board.
Additionally, the Company is in a highly regulated industry, and Mr. Greenberg’s unparalleled insurance industry knowledge and deep experience spanning over 45 years serving in top management roles provide him with exceptional insight and direction to lead the Board on Company strategy, assessing market conditions, strategic opportunities, and risk management oversight, among other critical matters. Mr. Greenberg’s insurance knowledge and international business acumen make him the optimal individual to Chair our Board at this time, and our Board unanimously believes that shareholders are best served with Mr. Greenberg remaining Chairman of the Board.
Moreover, the Board is structured to mitigate potential risks in combining the Chairman and CEO roles. Our Board has an independent Lead Director with significant and substantive powers and responsibilities, as further described below. Mr. Greenberg, in his capacity as CEO, reports to the Board. Led by the Lead Director, the independent directors conduct a comprehensive performance evaluation and compensation determination process with respect to Mr. Greenberg’s performance as CEO. Further, all directors other than Mr. Greenberg are independent, and each of the Audit, Compensation, Nominating & Governance and Risk & Finance Committees of the Board are comprised entirely of independent directors. Most of our directors also have significant executive experience, including some as CEO, and serve individually and collectively as an effective independent complement to the Chairman and CEO. Regular Board refreshment and well-balanced tenure also ensure new independent voices and perspectives are included in Board discussions.
Mr. Greenberg’s tenure as Chairman since 2007 has led to continuously strong operational and stock price performance over time. Our Board considers Mr. Greenberg’s continued service as Chairman to be essential to continue the Company’s trajectory of success consistent with its track record. Our Board believes Mr. Greenberg should continue to serve as Chairman to best enable the Company to execute on its

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strategic plan, identify and capitalize on market and other opportunities, and position itself well in the face of the multitude of risks and opportunities that lay ahead.
Chubb’s Board leadership structure has evolved over time. For example, the Chairman and CEO roles were separate immediately before May 2007. Mr. Greenberg was promoted to CEO in 2004 and did not become Chairman of the Board until three years later.
As Chubb develops into the future, the Board will continue to examine its leadership structure, consider shareholder feedback and will at all times conduct itself in the manner it determines to be in the best interests of the Company and its shareholders. We expect that the Company will always have either an independent Lead Director or a non-executive chairman.
Independent Lead Director — Role and Responsibilities

Board leadership also comes from our independent Lead Director, currently Michael P. Connors. Our Lead Director’s powers and responsibilities are both substantive and significant, many of which are codified in our Organizational Regulations and Corporate Governance Guidelines. Our Board’s leadership structure allows for the Lead Director to promote and foster effective director independence in deliberations and overall governance.
Mr. Connors has served as Lead Director since 2020 and as a director since 2011, during which he has acquired and demonstrated an exceptional understanding of the Company’s business, including strategy, finances, operations, regulatory framework, governance and other matters. These include our Board’s oversight structure of the key risks facing the Company. In collaboration with the Chairman, our Lead Director ensures the Board and its relevant committees are appropriately overseeing and identifying short-, medium- and long-term risks. See “Board Oversight of Risk and Risk Management” for more information.

Our Lead Director’s specific powers and responsibilities include:
•
Establishing the agenda (with the Chairman) for Board meetings

•
Authority to convene meetings of the Board

•
Presiding at, and setting the agenda for, executive sessions of the independent directors (without the Chairman present) at every regular Board meeting and at other times as the Lead Director may separately call

•
Providing a forum for independent director feedback at executive sessions and communicating that feedback to the Chairman

•
Ensuring an appropriate level of Board independence in deliberations and overall governance

•
Authority to require Board consideration of matters, including risk topics

•
Working with the Compensation Committee to lead the Board’s review of the performance evaluation and compensation of the Chairman and CEO, a detailed and comprehensive process that evaluates Company and individual performance against a set of financial, operational and strategic metrics and goals as well as compensation and financial performance peer group data (see “How We Determine and Approve NEO Compensation” and “2023 NEO Total Direct Compensation and Performance Summary” in the Compensation Discussion & Analysis for more information)

•
Working with the Nominating & Governance Committee in the Board and individual director performance evaluation processes, and personally conducting individual director evaluations

•
Providing input to the Nominating & Governance Committee on the design and organization of the Board, including the review and vetting of potential nominees and committee structure and membership

•
Facilitating communication between Board members and the Chairman of the Board

•
Empowerment to respond to non-audit related shareholder inquiries, engage with shareholders, monitor the Company’s mechanism for receiving and responding to shareholder communications to the Board, and oversee the timely delivery of background materials to Board members

•
Helping to assure that all Board members have the means to, and do, carry out their fiduciary responsibilities

•
Communicating regularly with our CEO on matters of significance, and with the other independent directors to help foster independent thinking

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Corporate Governance — The Committees of the Board
The Committees of the Board

The Board of Directors has five committees: Audit, Nominating & Governance, Compensation, Risk & Finance and Executive. Each committee’s principal role, current membership, independence standards and meetings held during 2023 are outlined below. For more information on committee members, see our Board of Director profiles in Agenda Item 5.
Committee	Role & Responsibilities	Independence	Meetings Held 2023
Audit Committee Chair: Robert W. Scully Members: Kathy Bonanno Nancy K. Buese Theodore E. Shasta
The Audit Committee provides oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, our system of internal controls, and our audit process.
The Committee’s oversight includes the performance of our internal auditors and the performance, qualification and independence of our independent auditors.
If a member of our Audit Committee simultaneously serves on the audit committees of more than three public companies, the Board is required to determine and disclose whether such simultaneous service would impair the ability of such member to effectively serve on our Audit Committee. No member serves on the audit committees of more than three public companies.
All members are audit committee financial experts as defined under Item 407(d) of Regulation S-K, and each member meets the financial literacy requirements of the NYSE.
For more information on our Audit Committee and its role and responsibilities, see the “Audit Committee Report” section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Fourteen meetings and one in-depth session covering various matters further described in the “Audit Committee Report” section of this proxy statement
Nominating & Governance Committee Chair: David H. Sidwell Members: Michael P. Connors Frances F. Townsend
The responsibilities of the Nominating & Governance Committee include identification of individuals qualified to become Board members, recommending director nominees to the Board and developing and recommending corporate governance guidelines.
The Committee also has the responsibility to review and make recommendations to the full Board regarding director compensation, examine and approve the Board’s leadership structure, committee structure and committee assignments, and advise the Board on matters of organizational and corporate governance, including our Corporate Citizenship activities and ESG-related policies and initiatives.
In addition to general corporate governance matters, the Nominating & Governance Committee approves the Board calendar and assists the Board and the Board committees in their self-evaluations.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings
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Committee	Role & Responsibilities	Independence	Meetings Held 2023
Compensation Committee Chair: Frances F. Townsend Members: Michael P. Connors David H. Sidwell
The Compensation Committee discharges the Board’s responsibilities relating to the compensation of employees, including compensation policies and pay structure for executive officers and other senior officers of the Company. It also evaluates the performance of the CEO and other NEOs based on corporate and individual goals and objectives. Based on this evaluation, it sets the CEO’s compensation level, both as a committee and together with the other independent directors, and approves NEO compensation.
The Compensation Committee also works with the Nominating & Governance Committee and the CEO on succession planning, and periodically consults with the Risk & Finance Committee on matters related to executive compensation and risk.
Under Swiss law, shareholders have sole authority to elect the members of the Compensation Committee. See Agenda Item 7 for more details.
For more information about how the Compensation Committee determines executive compensation, see the Compensation Discussion & Analysis section of this proxy statement.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings and several in-depth sessions covering various matters
Risk & Finance Committee Chair: Olivier Steimer Members: Michael G. Atieh Sheila P. Burke Michael L. Corbat Robert J. Hugin
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments.
For more information on the Risk & Finance Committee’s role, see “Board Oversight of Risk and Risk Management” below.
		All members are independent directors as defined by the independence standards of the NYSE and as applied by the Board	Four meetings and one in-depth session covering various matters
Our Board also has an Executive Committee, comprised of the Chairman of the Board (as Chair), the Lead Director and each of our other committee chairs (as members). The Executive Committee did not meet in 2023 and has not met since 2011. Its primary focus is to act for the full Board when it is not practical to convene a meeting of the full Board. The Executive Committee is authorized to exercise all the powers and authorities of the Board, except as expressly limited by applicable law or regulation, stock exchange rule, our Articles of Association or our Organizational Regulations, and except for matters expressly reserved for another committee.
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Corporate Governance — Board Oversight of Our Independent Advisors
Board Oversight of Our Independent Advisors

Independent Auditors

Our Audit Committee hires, determines the compensation of, and decides the scope of services performed by, our independent auditors. It also has the authority to retain outside advisors.
Our Audit Committee evaluates the qualification, performance and independence of our independent auditors. As part of this evaluation, rotation of our independent auditors is periodically considered. If required by applicable law or regulation relating to auditor rotation or otherwise, or if the Audit Committee otherwise determines it is necessary, it will initiate and stay actively involved in the process to select and replace the independent auditors. In addition, in connection with regular mandated rotation of audit partners, the Audit Committee is directly involved in the selection of the lead audit partner.
In determining whether to re-appoint the Company’s independent auditor, the Audit Committee took into consideration a number of factors, including:
•
the length of time the firm has been engaged;

•
the quality of the Audit Committee’s ongoing discussions with the firm;

•
the firm’s global capabilities and depth of understanding of our businesses;

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an assessment of the professional qualifications and past performance of the lead audit partner and their global audit team; and

•
the appropriateness of fees for audit and non-audit services.

Compensation Consultants

Our Compensation Committee has the authority to retain advisors and must assess the independence of any advisor so retained. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any such compensation advisor. From November 2023, Farient Advisors LLC has been retained directly by our Compensation Committee as its independent compensation consultant, replacing Pay Governance, which had served as compensation consultant since January 2014. Neither Farient Advisors nor Pay Governance performed any other work for the Company in 2023 other than advising our Compensation Committee and, with respect to director compensation, our Nominating & Governance Committee.
Search Firm Consultants

Our Nominating & Governance Committee from time to time retains a search firm to identify and evaluate potential director candidates, and has the authority to approve the firm’s fees and other retention terms. Our Nominating & Governance Committee may also retain other advisors.

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Corporate Governance — Board Oversight of Risk and Risk Management
Board Oversight of Risk and Risk Management

As an insurer, the Company is in the business of profitably managing risk for its customers. As part of its oversight of the Company and its business activities, the Board takes very seriously its role in risk management. The Board has established the Risk & Finance Committee for purposes of risk assessment and management as described in its charter and further below, and other committees are also tasked with oversight of particular risks. These committees are composed entirely of independent directors.
Under Swiss law, the Board of Directors has ultimate responsibility for management and direction of the Company. The full Board also discusses and considers risk management issues at each of its meetings. The Board will adjust its practices with respect to risk management oversight whenever it determines it needs to do so and will involve itself in particular risk areas or business circumstances where proper exercise of oversight demands it.
The Board’s role in risk oversight is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with these efforts.
Risk & Finance Committee and Our Enterprise Risk Management Framework

The goal of the Risk & Finance Committee is to oversee that the Company’s risk management process identifies and assesses relevant risks, has a reasonable and sound set of policies for setting parameters on risk, and, for specific material risks, has prepared itself to avoid or to mitigate outcomes that could adversely affect or threaten the viability of the Company.
The Risk & Finance Committee helps execute the Board’s supervisory responsibilities pertaining to enterprise risk management, capital structure, financing arrangements and investments. This includes:
•
evaluation of the integrity and effectiveness of the Company’s Enterprise Risk Management (ERM) procedures and systems and information;

•
oversight of policy decisions about risk aggregation and minimization, including credit risk;

•
assessment of the Company’s major decisions and preparedness levels pertaining to perceived material risks;

•
oversight of the capital structure and financing arrangements in support of the Company’s plans and consistent with its risk tolerances; and

•
oversight of management’s investment of the Company’s investible assets, giving input on strategies, and monitoring overall conditions and developments with respect to these assets and, again, making certain they are consistent with the Company’s risk tolerances.

The Risk & Finance Committee meets regularly with Company management, including the Chief Executive Officer, Chief Risk Officer, Chief Financial Officer, Chief Investment Officer, Treasurer and others, in fulfillment of its responsibilities. The Chief Risk Officer reports to both the Risk & Finance Committee and the CEO. The Risk & Finance Committee also conducts joint meetings, such as with the Audit Committee on ERM matters and the Compensation Committee Chair on compensation risk, and holds an annual in-depth training session with members of management as well as external experts covering various risk-related topics.
Enterprise Risk Management Framework

Since risk management must permeate an organization conducting a global insurance business, we have an established ERM framework that is deeply integrated into management of our businesses. ERM is a part of the day-to-day management of Chubb and its operations. Our ERM framework is led by Chubb’s senior management and overseen by our Board’s Risk & Finance Committee.
Our global ERM framework is broadly multi-disciplinary and its strategic objectives include:
•
External risks: identify, analyze, quantify, and where possible, mitigate significant external risks that could materially hamper the financial condition of Chubb and the achievement of corporate business objectives over the next 36 months;

•
Exposure accumulations: identify and quantify the accumulation of exposure to individual counterparties, products or industry sectors, particularly those that materially extend across or correlate between business units or divisions or the balance sheet;

•
Risk modeling: develop and use various data-sets, advanced analytics, metrics and processes (such as probabilistic exposure and economic capital models to assess aggregation risk from natural and other catastrophes) that help business and corporate leaders make informed underwriting, portfolio management and risk management decisions within a consistent risk/reward framework;

•
Governance: establish and coordinate risk guidelines that reflect the corporate appetite for risk; monitor exposure accumulations relative to established guidelines; and ensure effective internal risk management communication up to management and the Board, down to the various business units and legal entities, and across the company; and

•
Disclosure: develop protocols and processes for risk-related disclosure internally as well as externally to rating agencies, regulators, shareholders and analysts.

ERM efforts are defined in terms of time horizon and business materiality. Chubb considers 36 months as the period during which we conduct our strategic ERM planning, but actual execution, and risks associated with that

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Corporate Governance — Board Oversight of Risk and Risk Management
execution, has a one-to-two-year focus (short-term). Medium-term time horizons are two-to-five years, and long-term is five-plus years.
The Chief Risk Officer provides an ERM update at each quarterly Risk & Finance Committee meeting. The update includes discussions and presentations on risk priorities (which are re-assessed at least annually and regularly updated and evaluated throughout the year), new products and developments, risk accumulations, and other matters, including presentations on specific risk topics.
Our insurance contracts are typically renewable annually. Consequently, we can respond to changes as needed by adjusting our pricing or by restricting our exposure. We also look at the medium- and longer-term landscape as well, as certain risks may be known or emerging but may not manifest until a future time. Chubb uses its sophisticated, analytical, fact-based approach to appropriately identify, assess and mitigate such risks. For example, Chubb uses catastrophe models to quantify natural catastrophe risk for product pricing, risk management, capital allocation and estimation of losses. Chubb uses models to aggregate and closely monitor natural catastrophe exposures across our global portfolio and to ensure that our capital base is sufficiently strong to meet the expectations of regulators, rating agencies and policyholders, and to provide shareholders with an appropriate risk-adjusted return. Chubb also manages aggregations on other risks, including but not limited to cyber, pandemic, terrorism and credit risks. Chubb’s risk analysis ranges from the known (based on definitive historical loss experience) to the hypothetical (based on a probable maximum loss (PML) calculation). At present, our scenario analyses are modeled on a one-year time horizon to inform underwriting and business planning decisions, though we stress test our portfolio against multiple scenarios which manifest over a longer timeframe.
Chubb uses its own internal data and experts as well as external data, expertise and loss experience to assess and adjust as necessary its risk exposures and appetite in a timely manner to incorporate into pricing, underwriting and risk management decisions. For example, for long-term (five-plus years) impacts, we utilize vendor models to assess the impacts of the Intergovernmental Panel on Climate Change (IPCC) scenarios on modeled losses for key region perils such as U.S. windstorm.
Additionally, effective risk governance requires close and dynamic collaboration as well as focus on communication flow and risk identification. One of the key mechanisms by which ERM is put into practice at Chubb is through the role of executive and senior staff on various management-level ERM-related boards and committees.
Chubb’s executive Risk and Underwriting Committee (RUC) reports to and assists the CEO in the oversight and review of the ERM framework which covers the processes and guidelines used to manage the entire landscape of insurance, financial, strategic, and operational risks. The RUC is chaired by the Chief Risk Officer. The RUC is assisted in its activities by Chubb’s Enterprise Risk Unit, risk-related committees and Product Boards. The associated collaboration and communication by senior executives ensures transparency and consistency in the application of ERM across Chubb enterprise-wide and up to the Board level.
Others within the overall ERM structure contribute to accomplishing Chubb’s ERM objectives, including regional management, Internal Audit, Legal & Compliance, external consultants, and managers of our internal control and disclosure control processes and procedures. This collaboration ensures our ERM process is aligned with the Company’s business, operational, regulatory and other requirements.
Chubb’s ERM process enables it to adequately and profitably manage risk on both sides of its balance sheet by maintaining underwriting discipline, managing exposure accumulations and investing assets conservatively. The Company’s balance sheet is a competitive advantage in a business where our financial strength and security equate to our ability to meet the expectations of regulators and rating agencies, as well as our fiduciary obligations to our policyholders and shareholders.
Additional Board Committee
Oversight of Risk

In addition to the Risk & Finance Committee, other Board committees are also responsible for certain other risks that align with their charter responsibilities. Examples of particular risks overseen by our other Board committees include the following:
•
The Audit Committee is responsible for oversight of the Company’s financial statements, financial reporting and internal controls, including Sarbanes Oxley (SOX) and financial model risk; the process for establishing insurance reserves; the Company’s cybersecurity program and related exposures and risks; and legal, regulatory and compliance matters. The Audit Committee receives regular updates on these topics from various members of management, including the Chief Financial Officer, Chief Accounting Officer, Chief Auditor, Chief Actuary, Chief Information Security Officer, General Counsel, Head of Global Tax, and Chief Compliance Officer (who reports to the General Counsel), among others.

•
The Compensation Committee is responsible for overseeing succession planning and employee compensation policies and practices, including how specific business risks are taken into account or mitigated as part of the design and structure of our compensation program. Our Global Human Resources Officer and General Counsel provide a risk assessment of our compensation program to the Compensation Committee for its review. For additional information, see “The Relationship of Compensation to Risk” section in the Compensation Discussion & Analysis.

•
The Nominating & Governance Committee is responsible for overseeing the Company’s corporate governance structure and practices, including Board leadership and composition, our corporate governance guidelines, insider

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Corporate Governance — Board Oversight of Risk and Risk Management
trading policy, shareholder engagement matters, and our Corporate Citizenship activities and ESG-related policies and initiatives, including associated risks.
Each committee, including the Risk & Finance Committee, periodically reports to the Board on its risk oversight activities.
Committees may also consult with one another on certain risks where appropriate. Risk oversight responsibilities may change, from time to time, based on the Company’s evolving needs, and the full Board may receive updates directly from management and others on certain risk topics.
Cybersecurity/IT Risk Oversight

Chubb recognizes the significant risks posed by cybersecurity and data protection challenges. We have robust oversight at the Board and management levels.
The Audit Committee is tasked with oversight of the Company’s cybersecurity program and related exposures and risks, about which the Audit Committee periodically reports to the full Board and consults with the Risk & Finance Committee. Review and oversight may generally encompass data breach risk and impact; cyber protection and detection controls; privacy matters; third-party risks; cyber trends and events; and other topics.
The Risk & Finance Committee is responsible for oversight of risk generally and identifying significant risks, which may include risks relating to cybersecurity and privacy, business continuity risk (including the resilience of IT operations and physical infrastructure) and cyber underwriting risk.
Chubb management continues to prioritize investments in cybersecurity to protect the confidentiality, integrity and availability of our data. We have deployed a robust set of controls to protect Chubb. Our control environment is aligned to the National Institutes of Standards and Technology Cyber Security Framework (NIST CSF). We also engage external parties to review our protections against the NIST CSF standard.
Chubb management also benefits from the advice provided by a Cyber Advisory Board of external experts. The members of the Cyber Advisory Board all have extensive experience and deep expertise on cybersecurity matters, several having served in senior government positions with executive responsibility for identifying and mitigating cyber threats across the globe.
For further information on our cybersecurity and information security practices and principles, see “Item 1C. Cybersecurity and Risk Governance” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Climate Change and Environmental Risk Oversight

See “Climate Change: Governance, Progress and Engagement” herein for a detailed overview of the Board’s and management’s oversight of climate change and environmental risk matters.

What Is Our Related Party Transactions Approval Policy And What Procedures Do We Use To Implement It?

The Board of Directors has adopted Related Party Transactions Guidelines. For the purposes of our Related Party Transactions Guidelines, a related party is any person who is:
•
a director, director nominee or executive officer of the Company;

•
a beneficial owner of more than 5% of the Company’s outstanding Common Shares at the time the transaction occurred or existed; and

•
any immediate family member of any of the foregoing.

Related Party Transactions

Our Related Party Transactions Guidelines are administered by our Board’s Nominating & Governance Committee. The guidelines require prior review and approval of transactions in which (a) the aggregate amount involved exceeds or is expected to exceed $120,000 in any fiscal year, (b) the Company was, is or will be a participant and (c) any related party had, has or will have a direct or indirect material interest. Related party transactions subject to the guidelines must be approved by the Nominating & Governance Committee, although the Board or the Nominating & Governance Committee may determine from time to time that the authority to review and approve certain related party transactions should instead reside with the full Board.
The Company recognizes that there are types of transactions involving a related party that are appropriate and may be in, or may not be inconsistent with, the interests of the Company and its shareholders. Accordingly, our Related Party Transactions Guidelines deem as pre-approved:
•
Transactions involving our sale of insurance or reinsurance in the ordinary course of business on terms that are generally available to similarly situated parties that are not related to us, and payments or settlements of claims on such policies in the ordinary course of business on commercially reasonable terms;

•
Compensation of executive officers or directors that is reported in the compensation tables or other disclosures in our proxy statement;

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Corporate Governance — What Is Our Related Party Transactions Approval Policy And What Procedures Do We Use To Implement It?
•
Compensation of a type that would be reported if the related party were named in the proxy statement, provided the Compensation Committee has approved such compensation;

•
Payment or reimbursement of a director’s or employee’s expenses incurred in performing such person’s Company-related responsibilities;

•
Any transaction in which the related party’s interest arises solely from ownership of securities issued by the Company and all holders of such securities receive the same benefits pro rata as the related party;

•
Contributions to the Company’s political action committee by a related party;

•
Payments passed through a related party or affiliate of a related party but not from or for such related party or affiliate’s account; and

•
Transactions in which the related party’s interest arises only from (i) (1) such person’s position as a director of an entity, (2) the direct or indirect ownership by such person and all immediate family members of such person, in the aggregate, of less than a 10% equity interest in an entity (other than a partnership) or (3) both such position and ownership; or (ii) such person’s position as a limited partner in a partnership in which the person and all immediate family members of such person have an equity interest of less than 10%.

There is a financial limit condition to the determination of pre-approval status for the transactions or payments listed in the first bullet above. If transactions involve payments to an entity for which a director is an employee or general partner or a director’s immediate family member is an executive officer or general partner totaling the greater of $1 million or 2% of that entity’s annual consolidated gross revenue, then they will not be considered pre-approved and will be subject to the review procedures of the guidelines.
Not-for-Profit Organizations

Our Related Party Transactions Guidelines require the Nominating & Governance Committee to review and approve or, if not subject to pre-approval under the guidelines, ratify, and determine that no conflict of interest exists regarding, financial contributions greater than $50,000 in the aggregate per fiscal year by the Company (or its charitable foundations) to not-for-profit organizations for which a director, nominee, executive officer or an immediate family member of any of the foregoing serves as a director, trustee or senior officer.
How Do We Monitor Related Party Transactions?

We have established procedures to monitor related party transactions so that we can submit them to the Nominating & Governance Committee or the Board of Directors under our Related Party Transactions Guidelines. We have compiled a list of relevant persons and entities, which we update on a regular basis, and search various databases to identify payments to or from these persons or entities. Our directors, nominees for director and executive officers are also periodically required to report related party transactions of which they are aware to the Chief Compliance Officer, including transactions in which an immediate family member or entity associated with such family member has an interest. We also circulate directors’ and officers’ questionnaires that inquire about, among other things, related parties and related party transactions.
Our Code of Conduct addresses procedures to follow with respect to matters that raise potential conflicts, including a requirement that our employees, officers and directors report potential conflicts as part of their annual Code of Conduct affirmation statement. In addition, we poll directors and key officers to determine whether they are aware of any transactions that may be subject to our Related Party Transactions Guidelines.

What Related Party Transactions Do We Have?

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, with whom we conduct business in the ordinary course on an arm’s-length basis, become beneficial owners (through aggregation of holdings of their affiliates and/or on behalf of other beneficial owners for whom they act as investment advisor or investment manager) of 5% or more of our Common Shares and, as a result, are considered a related party under our Related Party Transactions Guidelines.
We engaged in the transactions described below with shareholders who owned more than 5% of our Common
Shares at the time of the transaction and with other related parties, and we may transact such business during 2024.
Some of our related party transactions include related parties or entities that have purchased from us, or sold to us, insurance or reinsurance. We believe the terms of these transactions were no more favorable to either them or us than the terms made available to unrelated counterparties. As such, they may receive or make claim payments on such policies in the ordinary course of business.
BlackRock, Inc. entities provide investment management services to some of our subsidiaries and our qualified and nonqualified benefit plans. In 2023, we paid BlackRock approximately $8.5 million for these services. BlackRock

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Corporate Governance — What Related Party Transactions Do We Have?
managed approximately 15% of our investment assets as of the end of 2023, and, additionally, approximately $980 million of investment assets for our legacy United Kingdom defined benefit and defined contribution programs.
BlackRock affiliates also provide investment management services for certain assets within one of our United Kingdom pension plans, and receive fees to the extent participants in the plan choose to invest in BlackRock funds (which are offered among other investment options through the plan). The fees are borne by the participants in the plan. In addition, we include BlackRock funds as among the investment options that may be selected by our clients with respect to their separate accounts with us. We understand that BlackRock funds may pay investment management fees to BlackRock, Inc. and/or its affiliates for their services to the funds.
In 2015, our subsidiary Chubb Tempest Reinsurance Ltd. (CTR) and an affiliate of BlackRock partially funded ABR Reinsurance Capital Holdings, Inc. (ABR), a Bermuda reinsurance holding company. Both CTR and the BlackRock affiliate invested in common shares of ABR in a private placement. ABR reimbursed Chubb and BlackRock for certain expenses incurred by each of them for the formation of ABR and its reinsurance subsidiary. In addition, Chubb and BlackRock established contractual relationships with ABR (Chubb in connection with reinsurance and reinsurance operations, and BlackRock in connection with asset management), and entered into a fee-sharing arrangement with each other to equally share certain fees payable by ABR pursuant to these contracts. We received a payment from BlackRock of approximately $6.7 million pursuant to the fee-sharing arrangement in 2023. Additionally, each of CTR and a BlackRock affiliate agreed to provide a limited guaranty, on a several and not joint basis, of certain obligations owed by ABR to certain financial institutions pursuant to a term-loan credit agreement. For 2023, CTR received an annual fee of approximately $843,000 as consideration for the limited guaranty.
T. Rowe Price Associates, Inc. (Price Associates) provides investment management services to some of our subsidiaries. In 2023, we paid Price Associates approximately $7.1 million for these services. Price Associates managed approximately 3% of our investment assets as of the end of 2023. Price Associates and its affiliates also manage certain funds offered to participants in our 401(k) and nonqualified benefit plans. The associated fees are borne by the participants in the plan.
The Vanguard Group manages certain funds offered to participants in our 401(k) plan and nonqualified benefit plans. The fees are borne by participants in these plans.
Aquiline Capital Partners LLC manages private investment funds in which Company affiliates invest (Aquiline Funds), and its Chief Executive is Jeffrey Greenberg, the brother of our Chairman and CEO, Evan Greenberg. In 2023, we invested approximately $90.2 million and received approximately $29.0 million in distributions from the Aquiline Funds. Our total aggregate commitments under the Aquiline Funds, inclusive of amounts that have not been invested, is approximately $540 million.
Starr Indemnity & Liability Company and its affiliates (collectively, Starr) had previously entered into agency, claims services, underwriting services and reinsurance agreements with some of our subsidiaries. The Chairman of Starr is Maurice Greenberg, the father of our Chairman and CEO, Evan Greenberg.
A number of our agreements with Starr were terminated effective as of April 2023. However, Starr continues to provide certain services to Chubb, including claims administration, in respect of insurance policies placed prior to the termination, pursuant to the terms of the applicable agreements.
Under an agency agreement with Starr as one of our non-exclusive agents, we secured the ability to sell our insurance policies through Starr, and Starr provided us business (in exchange for a commission) as one of our non-exclusive agents for writing policies, contracts, binders or agreements of insurance or reinsurance classified as property, boiler and machinery, and/or inland marine insurance. Starr adjusted the claims under these policies and worked with us to arrange for third party reinsurance in respect of these policies.
The business written through Starr applied to risks in the United States or Canada, and to worldwide risks for entities domiciled, having their principal places of business in or conducting a substantial portion of their business in the United States or Canada. It included both direct Starr business and Starr business we assume from third party reinsurers. In 2023, we generated approximately $216 million in gross written premiums through the agency, claims services and underwriting services agreements with Starr and third party assumptions. We paid Starr a total of approximately $38 million in commissions for direct Starr business.
We ceded a portion of the premiums generated through the Starr agency relationship to Starr as part of our reinsurance program. In 2023, we ceded approximately $115 million in premiums written to Starr, and collected ceding commissions of approximately $26 million. In our agency agreement with Starr, we had entered into a profit-sharing arrangement based on loss ratios under the program if Starr wrote a minimum of $20 million of net written premiums of program business per annum. Profit share amounts were payable on June 30 of each year. No profit share commission was paid under this arrangement.
Starr affiliates also provide Chubb with corporate insurance coverage for which we paid Starr approximately $591,000 in premiums in 2023.
Other Related Party Transactions

In 2022, Evan Greenberg, the Company’s Chairman and CEO, entered into an Aircraft Time Sharing Agreement with the Company that allows him to reimburse Chubb for the cost of his personal use of corporate aircraft in an amount based

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Corporate Governance — What Related Party Transactions Do We Have?
on the incremental cost of each flight to Chubb, provided that the amount does not exceed the maximum allowed under U.S. Federal Aviation Administration (FAA) regulations. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. Mr. Greenberg reimbursed Chubb $63,850 related to personal use of corporate aircraft during 2023.
Luis Téllez, a former director of the Company, retired from the Board effective May 17, 2023, the date of the 2023 annual general meeting. In August 2023, Mr. Téllez entered into a consulting agreement with a Mexican subsidiary of the Company to provide consulting services relating to the Company’s Mexico business. For such services, Mr. Téllez receives an annual consulting fee of $150,000, of which approximately $48,000 was paid in 2023, and such compensation is customary and market for the consulting services provided. Neither the entrance into the arrangement nor the services and compensation provided thereunder are related to or in connection with Mr. Téllez’s former role as a director. His retirement from the Board predated the entrance into the consulting arrangement.
A Company subsidiary employs a brother of John Lupica (a named executive officer of the Company) as Chief Operating and Head Distribution Officer of its wholesale and specialty division in North America. Mr. Lupica’s brother was hired in 2000 and was not hired by, and does not report directly to, Mr. Lupica. He received salary and variable compensation valued in the aggregate of approximately $2,085,000 for 2023. In addition, a Company subsidiary employs Mr. Lupica’s daughter-in-law as an assistant vice president and underwriter in North America. She has been an employee for nine years and was not hired by, and does not report directly to, Mr. Lupica; for 2023, she received salary and variable compensation of approximately $222,000. The compensation of each of these employees was established by the Company in accordance with its compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions.

Delinquent Section 16(a) Reports

Certain officers, including our executive officers, and the directors of the Company are subject to the reporting requirements of Section 16 of the Exchange Act. We believe that all our directors and Section 16 reporting officers complied on a timely basis with filing requirements arising during 2023 under Section 16(a) of the Exchange Act, except that as a result of inadvertent administrative error, Michael G. Atieh, a director of the Company, filed one late report on Form 4 on August 14, 2023, reporting a sale of Common Shares on July 28, 2023.
86	Chubb Limited 2024 Proxy Statement

Director Compensation
Board of Directors’ Role and Compensation

Chubb’s Board of Directors represents shareholder interests through overall management of the Company and its operations. The Board reviews and approves the Company’s strategy and supports disciplined execution of these goals, contributing significantly to Chubb’s continued growth and short-term and long-term financial performance.
Board members, with the exception of the Chairman and CEO, are not employees of the Company and receive fixed compensation for their role as directors, committee members and committee chairs. Board member compensation is not tied to the achievement of specific corporate results or performance targets. Instead, the amounts paid are based on the market for board membership of our competitors and other insurance and similarly-sized companies.
The Board does not have absolute discretion with respect to its own compensation. Each year shareholders are asked to approve maximum aggregate Board compensation and our Board explains its intended use. See Agenda Item 12.1 for more information.

Elements of Director Compensation
Pay Component	2023 Compensation
Standard Compensation Per year of service from May annual general meeting to the next May annual general meeting	$325,000 – $190,000 in restricted stock awards based on the fair market value of the Company’s Common Shares at the date of award – $135,000 in cash, paid in quarterly installments
Committee Chair Fees	Audit Committee $35,000 Compensation Committee $25,000 Nominating & Governance Committee $20,000 Risk & Finance Committee $25,000 Paid in quarterly installments
Lead Director Annual Fee	$50,000 Paid in quarterly installments
Additional Board Meeting Fees	No fees were paid in 2023 for attendance at regular or special Board or Committee meetings.
Directors may elect to receive all of their compensation, other than compensation for special meetings, in the form of restricted stock awards issued on an annual basis.
Restricted stock is awarded at beginning of the plan year (the date of the Annual General Meeting) and becomes non-forfeitable at end of the plan year, provided that the grantee has remained a Chubb director continuously during that plan year.
In addition to the compensation described above, we have a matching contribution program for directors pursuant to which we will match director charitable contributions to eligible registered charities up to a maximum of $40,000 per year.
In February 2023, the Nominating & Governance Committee retained Pay Governance, which was at the time the Compensation Committee’s independent compensation consultant, to provide its annual survey and analysis of director compensation. The Committee considered the Pay Governance survey and analysis, and recommended to the Board, and the Board approved, no changes to our Outside Directors Compensation Parameters.

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Director Compensation — Board of Directors’ Role and Compensation
In February 2024, the Nominating & Governance Committee retained Farient Advisors LLC, the current independent compensation consultant to the Compensation Committee, to provide a survey and analysis of director compensation. The Committee considered the Farient survey and analysis, and recommended to the Board, and the Board approved, changes to our Outside Directors Compensation Parameters effective as of the date of the Annual General Meeting. The changes were based on, among other things, a comparison of our director compensation structure to that of our competitors and other insurance and similarly-sized companies. As a result, the Lead Director cash retainer was increased from $50,000 to $100,000; the Audit Committee Chair cash retainer was increased from $35,000 to $40,000; the Risk & Finance Committee Chair cash retainer was increased from $25,000 to $35,000; and the Nominating & Governance Committee Chair cash retainer was increased from $20,000 to $25,000. No other changes were made with respect to any other element of director compensation.

Director Stock Ownership Requirements

Our Corporate Governance Guidelines specify director equity ownership requirements to further align their interests with our shareholders. Chubb awards outside directors restricted stock awards as part of their standard compensation. The Company requires minimum equity ownership of $700,000 for outside directors (based on stock price on date of award). The minimum equity ownership amount was increased from $600,000 to $700,000 in February 2023.
Each Director has until the fifth anniversary of his or her initial election to the Board of Directors to achieve this minimum. Deferred restricted stock units (which we no longer grant to directors) and restricted stock, whether or not vested, are counted toward achieving this minimum. All of our Directors who have served for at least five years satisfy Chubb’s director equity ownership requirements.
Once a Director has achieved the $700,000 minimum equity ownership, this requirement remains satisfied going forward as long as he or she retains the number of shares valued at $700,000 based on the NYSE closing price for the Company’s Common Shares as of the date such minimum threshold is initially met.
Any vested shares held by a Director in excess of the minimum share equivalent may be sold at the Director’s discretion after consultation with our General Counsel and in accordance with the requirements of the Company’s insider trading policy. Directors are also not permitted to pledge or hedge Common Shares.

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Director Compensation — 2023 Director Compensation
2023 Director Compensation

The following table sets forth information concerning director compensation paid or, in the case of restricted stock awards, earned, during 2023.
Name	Fees Earned or Paid in Cash	Stock Awards1	All Other Compensation2	Total
Michael G. Atieh	$135,000	$190,000	$37,500	$362,500
Kathy Bonanno	$135,000	$190,000	—	$325,000
Nancy K. Buese	$101,250	$118,750	$40,000	$260,000
Sheila P. Burke	$135,000	$190,000	$11,000	$336,000
Mary Cirillo3	—	$129,375	$22,765	$152,140
Michael P. Connors	$185,000	$190,000	—	$375,000
Michael L. Corbat	$101,250	$118,750	$40,000	$260,000
Robert J. Hugin4	—	$325,000	$40,000	$365,000
Robert W. Scully5	—	$360,000	$40,000	$400,000
Theodore E. Shasta	$135,000	$190,000	$30,000	$355,000
David H. Sidwell	$150,000	$190,000	$20,000	$360,000
Olivier Steimer	$160,000	$190,000	$22,944	$372,944
Luis Téllez6	$33,750	$71,250	—	$105,000
Frances F. Townsend	$160,000	$190,000	$20,250	$370,250

1
This column reflects restricted stock awards earned during 2023. Restricted stock awards were granted on the date of the 2023 and 2022 annual general meetings, respectively, and vest on the date of the subsequent year annual general meeting. The grant date fair value of the restricted stock awards for 2023 are based on the Common Share value of $198.93 and amount to $189,978 for each director. Such amount does not include Common Shares received in lieu of cash for annual retainer or committee fees earned, which are described in footnotes three, four and five to this table.

2
All other compensation includes matching contributions made under our matching contribution program for directors (pursuant to which we match director charitable contributions to eligible non-profit organizations up to a maximum amount, which was $40,000 in 2023) and retirement gifts.

3
Ms. Cirillo retired from our Board upon the expiration of her term at the May 2023 annual general meeting.

4
Included in Mr. Hugin’s stock awards is an annual retainer fee of $135,000 for which he received 679 restricted stock awards, rather than cash, at the election of the director.

5
Included in Mr. Scully’s stock awards are the following amounts which were paid in stock, rather than cash, at the election of the director: an annual retainer fee of $135,000 for which he received 679 restricted stock awards and a committee chair fee of $35,000 for which he received 176 restricted stock awards.

6
Mr. Téllez retired from our Board upon expiration of his term at the May 2023 annual general meeting.

Chubb Limited 2024 Proxy Statement	89

Information About Our Share Ownership
How Many Shares Do Our Directors, Nominees and
SEC Executive Officers Own?

The following table sets forth, as of March 22, 2024, the beneficial ownership of Common Shares by each of our NEOs, directors and director nominees, and by all directors, director nominees and SEC executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director, director nominee and NEO, and for all our directors, director nominees and SEC executive officers as a group, constitute less than 1% of our outstanding Common Shares.
Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options1	Restricted Common Shares2
Evan G. Greenberg3 4 10 11	765,122	685,343	225,456
Peter C. Enns10	7,071	18,104	36,021
John W. Keogh3 10	149,459	249,542	91,282
John J. Lupica3 10	106,853	158,777	64,043
Juan Luis Ortega 10 11	16,291	53,915	19,800
Sean Ringsted 10 11	192,797	89,298	24,027
Michael G. Atieh5 6 7	16,763	—	955
Kathy Bonanno	699	—	955
Nancy K. Buese	12	—	955
Sheila P. Burke12 13	6,755	—	955
Nelson J. Chai	—	—	—
Michael P. Connors	15,790	—	955
Michael L. Corbat	—	—	955
Robert J. Hugin8	16,681	—	1,634
Robert W. Scully9	42,886	—	1,810
Theodore E. Shasta	13,556	—	955
David H. Sidwell	12,661	—	955
Olivier Steimer6	21,158	—	955
Frances F. Townsend	2,801	—	955
All our directors, nominees and executive officers as a group (23 individuals)14	1,541,258	1,434,921	530,252

1
Represents Common Shares that the individual has the right to acquire within 60 days of March 22, 2024 through option exercises. For Mr. Greenberg, amount includes options that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest.

2
Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

3
Messrs. Greenberg, Keogh and Lupica share with other persons the power to vote and/or dispose of 41,700 shares, 29,380 shares and 88,700 shares, respectively, of the Common Shares listed. Of the Common Shares listed as held by all directors, nominees and executive officers as a group (including those in the immediately preceding sentence), the power to vote and/or dispose of 200,705 Common Shares is shared with other persons.

4
Mr. Greenberg has pledged 240,000 of the Common Shares beneficially owned by him. The amount included in the table for Mr. Greenberg also contains 463,793 additional pledged Common Shares that are owned by entities in which adult family members of Mr. Greenberg are beneficiaries and for which he has no pecuniary interest. In each of the cases in this footnote, such pledging is consistent with the Company’s share pledging policy under which, effective January 2017, new pledging of any Chubb shares owned by executive officers or directors is prohibited.

5
Included in these amounts are Common Shares that will be issued to the director immediately upon his separation from the Board. These Common Shares relate to vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at March 22, 2024 included in the above table for Mr. Atieh is 16,254 shares.

6
Not included in these amounts are Common Shares that will be issued to the director no earlier than 6 months following his separation from the Board. Such Common Shares relate to deferred restricted stock units granted as directors compensation and associated dividend reinvestment accruals. The number of such Common Shares at March 22, 2024 not included in the above table for each director is as follows: Mr. Atieh (21,931) and Mr. Steimer (3,852).

7
Includes 247 shares held by a family foundation. Mr. Atieh has no pecuniary interest in these shares.

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Information About Our Share Ownership — How Many Shares Do Our Directors, Nominees and SEC Executive Officers Own?
8
Includes 335 shares held by Mr. Hugin’s sons, for which Mr. Hugin disclaims beneficial ownership.

9
Includes 23,765 shares held by a family foundation. Mr. Scully has no pecuniary interest in these shares.

10
Not included in these amounts are (i) Restricted Common Shares representing a premium performance share award with respect to the performance share awards granted in 2021, 2022, 2023 and 2024; and (ii) target and premium performance stock unit awards (PSUs) granted in 2024. Such Restricted Common Shares and PSUs will vest on the third anniversary, subject to the satisfaction of certain service and performance-based criteria. Such Restricted Common Shares will not be entitled to vote until vested. Dividends and dividend equivalents will be accumulated and distributed only when, and to the extent, that the awards have vested. The number of such Restricted Common Shares and PSUs at March 22, 2024 not included in the above table for each NEO is as follows: Mr. Greenberg (258,418), Mr. Enns (42,097), Mr. Keogh (119,980), Mr. Lupica (86,353), Mr. Ortega (24,162) and Mr. Ringsted (16,528).

11
Not included in these amounts are Restricted Stock Unit (RSU) awards granted in 2024 for Mr. Ortega and in 2022, 2023 and 2024 for Mr. Ringsted. Such RSUs will vest evenly over four years. RSUs will not be entitled to vote until vested. Upon vesting, one Common Share will be delivered for each vested RSU. The number of such RSUs at March 22, 2024 not included in the above table for each NEO is as follows: Mr. Ortega (1,840) and Mr. Ringsted (1,433).

12
Not included in these amounts are fully vested Market Value Units payable in Common Shares that will be paid out 3 months after separation from service, unless further deferred. The number of such Common Shares at March 22, 2024 for Ms. Burke is 11,378.

13
Not included in these amounts are fully vested Deferred Stock Units that will not be payable, unless further deferred, until the 90th day after the earliest to occur of the director’s (i) death, (ii) disability, or (iii) separation from service. The number of such Common Shares at March 22, 2024 for Ms. Burke is 28,837.

14
Includes shares beneficially owned by Mr. Ringsted, a named executive officer. Mr. Ringsted is not currently an executive officer of the Company under SEC rules, but is an NEO of the Company pursuant to SEC regulations.

Which Shareholders Own More Than 5% Of Our Shares?

The following sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than 5% of our outstanding Common Shares as of December 31, 2023.
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group1 100 Vanguard Blvd. Malvern, Pennsylvania 19355	38,930,986	9.54%
BlackRock, Inc.2 50 Hudson Yards New York, New York 10001	29,507,346	7.2%
T. Rowe Price Associates, Inc.3 100 E. Pratt Street Baltimore, Maryland 21202	21,675,760	5.3%

1
Based on a Schedule 13G/A filed by The Vanguard Group on February 13, 2024. The Vanguard Group, together with certain of its wholly-owned subsidiaries acting as investment managers, may be deemed to have had beneficial ownership of 38,930,986 Common Shares. No one person was known to have an interest with respect to more than 5% of the class of shares. The Vanguard Group had shared voting power over 518,790 shares, sole dispositive power over 37,200,032 shares, and shared dispositive power over 1,730,954 shares.

2
Based on a Schedule 13G/A filed by BlackRock, Inc. on February 6, 2024. BlackRock, together with certain of its affiliates, may be deemed to have had beneficial ownership of 29,507,346 Common Shares. No one person was known to have an interest with respect to more than 5% of the class of shares. BlackRock had sole voting power over 26,434,921 shares and sole dispositive power over 29,507,346 shares.

3
Based on a Schedule 13G/A filed by T. Rowe Price Associates, Inc. (Price Associates) on February 14, 2024. Price Associates may be deemed to have had beneficial ownership of 21,675,760 Common Shares. Price Associates had sole voting power over 9,554,482 shares and sole dispositive power over 21,591,444 shares. These shares are owned by various individual and institutional investors which Price Associates serves as an investment adviser with power to direct investments and/or sole power to vote the securities, none of which is known to have such interest with respect to more than 5% of the class of shares. For the purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.

Chubb Limited 2024 Proxy Statement	91

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis contained in this proxy statement with management. Based on our review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this proxy statement for the 2024 Annual General Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
This report has been approved by all members of the Committee.
Frances F. Townsend, Chair
Michael P. Connors
David H. Sidwell
92	Chubb Limited 2024 Proxy Statement

Executive Compensation
Compensation Discussion & Analysis
The following Compensation Discussion & Analysis describes the 2023 compensation program for our named executive officers (NEOs). Our NEOs are determined based on applicable SEC rules. For 2023, our named executive officers were:

Evan G. Greenberg Chairman and Chief Executive Officer
Peter C. Enns Chief Financial Officer
John W. Keogh President and Chief Operating Officer
John J. Lupica Vice Chairman; President, North America Insurance
Juan Luis Ortega President, Overseas General Insurance
Sean Ringsted Chief Digital Business Officer

Chubb Limited 2024 Proxy Statement	93

Executive Compensation — Executive Summary
Executive Summary

The Compensation Discussion & Analysis section of this proxy statement includes certain financial measures, including those considered in connection with compensation decisions, that are not presented in accordance with generally accepted accounting principles in the U.S. (U.S. GAAP), known as non-GAAP financial measures. These non-GAAP financial measures include core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in the “Non-GAAP Financial Measures” section of this proxy statement.
Compensation Highlights

How Our Compensation Program Works

What We Reward
•
Superior operating and financial performance, as measured against prior year, Board-approved plan and peers

•
Achievement of strategic goals

•
Superior underwriting and risk management in all our business activities

How We Link Pay to Performance
•
Core link: Performance measured across 5 key metrics, evaluated comprehensively within the context of the environment in which we operate

–
Core operating income

–
Core operating return on equity

–
Core operating return on tangible equity

–
P&C combined ratio

–
Tangible book value per share growth

•
Total shareholder return (TSR) modifier

•
Consideration of strategic achievements, including leadership and execution of key non-financial objectives

How We Paid Our Named Executive Officers (NEOs)
The Compensation Committee considered financial, strategic and operational performance, and took into account the Company’s excellent 2023 financial performance on an absolute basis and relative to peers, which also reflected the best full-year financial performance in the Company’s history.
CEO total pay
•
$27.9 million, up 12.7% vs. 2022

Other NEO total pay
•
up 10.5% on average for executives who were NEOs for both 2023 and 2022 (excluding two new NEOs in 2023 as well as the 2022 compensation of a former NEO who retired from the Company effective January 1, 2023)

94	Chubb Limited 2024 Proxy Statement

Executive Compensation — Compensation Highlights
Compensation Profile

Approximately 94% of the total direct compensation of our CEO and 87% of the total direct compensation of our other NEOs is variable or “at-risk.” A significant portion of variable compensation is in the form of performance-based equity awards, which cliff-vest after the end of a three-year performance period if certain performance criteria are satisfied. Performance-based equity awards comprise 100% of the annual equity award granted to the CEO, COO, CFO and President, North America Insurance. For the President, Overseas General Insurance and Chief Digital Business Officer, 25% of the value of their annual equity award consists of stock options; the balance of those awards consists of restricted stock, 75% of which is performance-based and 25% of which is time-based.
The compensation components for each of our NEOs as considered by the Board’s Compensation Committee are summarized in the charts below. Further detail is provided in “2023 NEO Total Direct Compensation and Performance Summary” beginning on page 115.
CEO Total Direct Compensation

Other NEOs Total Direct Compensation

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Executive Compensation — Compensation Highlights
Our CEO Compensation Process

Each year, the Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2023:
96	Chubb Limited 2024 Proxy Statement

Executive Compensation — Compensation Highlights
Pay-for-Performance Framework

The Compensation Committee conducts a holistic review of overall performance, factoring in the context of a highly competitive global insurance environment. When determining the final mix of pay for the NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and to long-term rather than short-term annual awards, in order to have a stronger pay-for-performance alignment and to align executive awards with long-term shareholder value creation. In line with this approach, long-term equity variable compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
How We Use Peer Groups

We utilize two peer groups in order to (1) assess our financial performance against key metrics relative to our P&C insurance industry peers with whom we compete for business (Financial Performance Peer Group) and (2) align our CEO compensation with companies of comparable size and complexity that we seek to be competitive with for talent and compensation purposes (CEO Compensation Benchmarking Peer Group). The Committee reviews and assesses the peers in both groups at least annually.
2023 Financial Performance Peer Group	2023 CEO Compensation Benchmarking Peer Group

•
The Allstate Corporation

•
American International Group, Inc.

•
CNA Financial Corporation

•
The Hartford Financial Services Group, Inc.

•
The Travelers Companies, Inc.

•
Zurich Insurance Group*

•
The Allstate Corporation

•
American Express Company

•
American International Group, Inc.

•
Aon plc

•
Bank of America Corporation

•
The Bank of New York Mellon

•
BlackRock, Inc.

•
Cigna Corp.

• Citigroup Inc. • The Goldman Sachs Group, Inc. • Marsh & McLennan Companies, Inc. • MetLife, Inc. • Morgan Stanley • Prudential Financial, Inc. • The Travelers Companies, Inc.

*
For 1-year and 3-year TSR only. The Compensation Committee determined that, due to Zurich Insurance Group’s adoption of IFRS 17 accounting in 2023, replacing U.S. GAAP, Zurich Insurance Group’s financial performance is no longer comparable and inclusion would distort the relative performance evaluation on the metrics other than TSR. The Company and every other peer in the Financial Performance Peer Group report in accordance with U.S. GAAP.

Why Vote “For” Say-on-Pay?

In support of our Board’s recommendations that you vote “FOR” all of our Swiss and SEC say-on-pay proposals, we highlight the following key factors:

Excellent financial performance for 2023 in absolute terms and relative to peers, reflecting the best full-year financial performance in the Company’s history, including records for net and core operating income, underwriting results, investment income, and return on equity, as well as outstanding underlying fundamentals and double-digit premium revenue growth:

Operating results
•
Record Chubb net income and Chubb net income per share of $9.03 billion and $21.80, respectively, up 72.1% and 75.9% compared to $5.25 billion and $12.39, respectively, in 2022

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Record core operating income and core operating income per share of $9.34 billion and $22.54, respectively, up 45.2% and 48.5% from $6.43 billion and $15.18, respectively, in 2022

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2023 results were favorably impacted by a one-time, $1.14 billion deferred tax benefit related to the enactment of Bermuda’s new income tax law; excluding the benefit, core operating income on both a dollar and per share basis were records

Underwriting performance
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Industry-leading P&C combined ratio of 86.5%, a Company record, improved 1.1 points compared to 87.6% in 2022. The current accident year P&C combined ratio excluding catastrophe losses was also a record 83.9% compared to 84.2% in 2022

•
Consolidated net premiums written of $47.4 billion, up 13.5% from 2022

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Executive Compensation — Compensation Highlights
Investment performance
•
Record pre-tax net investment income and adjusted net investment income of $4.94 billion and $5.34 billion, respectively, up 31.9% and 32.8% from $3.74 billion and $4.02 billion, respectively, in 2022

Return on equity
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Record return on equity (ROE) of 16.4%, up from 9.6% in 2022

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Core operating ROE was 15.4%, up from 11.1% in 2022

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Record core operating return on tangible equity (ROTE) of 24.2%, up from 17.0% in 2022; excluding the tax benefit, core operating ROTE was also a record

Book value per share	• Book and tangible book value per share increased 20.5% and 21.3%, respectively, for the year. Book value per share ended the year at an all-time high
Shareholder value creation
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One-year and three-year annualized TSR, which include stock price appreciation plus reinvested dividends, were 4.2% and 15.6%, respectively; cumulative three-year TSR was 54.5%

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$3.88 billion returned to shareholders through dividends and share repurchases, while continuing to invest in our business for the future

Successfully executed on significant strategic and operational goals and initiatives, including:
Execution of business strategy
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Capitalized on market conditions by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

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Managed inflationary pressures by enhancing capabilities to monitor and react quickly to loss cost inflation, including through pricing actions and adjusting outstanding reserves

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Implemented reinvestment strategies in a changing interest rate environment and achieved record investment income

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Enhanced natural catastrophe capabilities and modeling to manage wind, flood and wildfire risk aggregations in a more granular, practical and insightful manner

Advanced long-term growth initiatives
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Integrated personal accident, supplemental health and life insurance businesses in the Asia-Pacific region acquired from Cigna while meeting or exceeding key financial targets

•
Executed on China strategy by increasing ownership in Huatai Insurance Group, a Chinese financial services holding company with separate property and casualty, life, and asset management subsidiaries, from 47.3% to 76.5% as of year-end (currently 85.5%), and began consolidating Huatai results into our financial statements

Digital transformation	• Accelerated digital transformation with strong growth in digital product revenue and continued progress on extensive business and technology innovations
Commitment to talent development and diversity, equity and inclusion
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Improved gender balance and racial diversity at the leadership level and in early career hiring, and reinforced leadership accountability through goal-setting and linkage to performance reviews and compensation at the executive level

•
Strengthened talent pipeline through external hiring (more than 5,000) and internal promotions (nearly 5,000), as well as employee development and training

Climate leadership
•
Continued industry leadership on climate issues with launch of Chubb Climate+ business unit to support companies engaged in developing technologies and processes to lower carbon emissions and promote climate resilience, established new oil and gas underwriting and conservation criteria, and led industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

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Executive Compensation — Compensation Highlights
Long-Term Performance Highlights

Chubb has a distinguished and consistent track record of performance and outperformance relative to its insurance industry peers. The following charts reflect our performance across key financial and operating measures over the last 20 years, starting in 2004 when Evan Greenberg became CEO of the Company.

Source: SNL and company disclosures. Peer average excludes Zurich Insurance Group on all metrics except Total Shareholder Return.
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Executive Compensation — Compensation Highlights
Chubb’s Book Value per Share & Tangible Book Value per Share

2023 Performance: Key Metrics and Strategic Achievements

The Compensation Committee evaluates our absolute and relative financial performance across the five key metrics detailed in the table below, as well as TSR. The Compensation Committee reviews relative Company financial performance against the Financial Performance Peer Group.
On average across the key metrics, our performance relative to the Financial Performance Peer Group was at the 87th percentile. Overall 2023 financial results were excellent and reflect the best full-year financial performance in the Company’s history, with record net income and core operating income on both a per share and dollar basis from record P&C underwriting and investment income, a record combined ratio, record return on equity, outstanding fundamentals, underwriting margin improvement and double-digit premium revenue growth. Our tangible book value per share growth also substantially improved from prior year. On an absolute basis, Company performance exceeded prior year and plan on all five key metrics, even when excluding the favorable impact of a one-time deferred tax benefit related to Bermuda’s new income tax law. On a relative basis, Chubb significantly outperformed peers on four of the five key metrics, and performance was at median on the fifth metric. The Company also delivered strong 1-year and 3-year TSR results. Further information on each of the metrics is below.
Core operating income	$9.34B
Core operating income was a record for the Company in 2023 and substantially exceeded both prior year and plan. Core operating income growth was at the 91st percentile of the Financial Performance Peer Group. One of our peers was excluded from the percentile rank calculation for 2023 core operating income growth to eliminate the distortive impact of it having a core operating loss in 2022.

Core operating return on equity (ROE)	15.4%	Core operating ROE performance significantly exceeded both prior year and plan. Performance was at the 93rd percentile of the Financial Performance Peer Group.
Core operating return on tangible equity (ROTE)	24.2%
Core operating ROTE relative performance exceeded that of every company in the Financial Performance Peer Group (100th percentile). Absolute performance was a record in 2023 and substantially exceeded both prior year and plan.

P&C combined ratio	86.5%
P&C combined ratio relative performance was better than that of every company in the Financial Performance Peer Group (100th percentile). Absolute performance was a record for 2023 and improved on both prior year and plan. Current accident year P&C combined ratio excluding catastrophe losses was also a record 83.9% in 2023.

Tangible book value per share growth	21.3%	Tangible book value per share growth substantially improved on prior year and exceeded plan. On a relative basis, performance was at the 50th percentile of the Financial Performance Peer Group.

Total shareholder return	4.2% 1-year 15.6% 3-year
Our 1-year and 3-year annualized TSR were at the 5th (2.6 percentage points from median) and 66th percentiles, respectively, of our Financial Performance Peer Group. Our cumulative 3-year TSR was 54.5%.

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Executive Compensation — Compensation Highlights
Moreover, Chubb continued to invest in its future through the successful execution of established and opportunistic strategic objectives, including capitalizing on market conditions, executing on growth initiatives both organically and through strategic acquisitions including increasing our ownership of and integrating Huatai Insurance Group in China, integrating Cigna’s Asia business, furthering our digital and technological capabilities, enhancing organizational effectiveness and leadership diversity, and taking concerted and substantive actions to address climate change as an insurer and corporate citizen. See “Why Vote ‘For’ Say-on-Pay?” beginning on page 97 for additional information on these achievements.
2023 Compensation Decisions

In determining the compensation direction of the Company and in setting the 2023 compensation for the CEO and other NEOs, the Compensation Committee considered the Company’s performance on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group, progress and execution on operational and strategic objectives, and shareholder value creation.
When deciding 2023 variable pay for the CEO and other NEOs, including both cash bonuses and long-term equity awards, the Compensation Committee recognized their outstanding leadership, sound judgment and steadfast focus, which drove the Company’s outstanding overall performance described above in “2023 Performance: Key Metrics and Strategic Achievements”.
The Compensation Committee determined to increase the CEO’s variable compensation, reflecting the Company’s excellent 2023 financial performance, execution and progress on short-, medium- and long-term operational and strategic objectives, and value created for shareholders. The CEO’s annual cash bonus was set at $9 million. The long-term equity award was set at $17.35 million. The Committee also reinforced the alignment of the CEO’s compensation with long-term Company performance, as 100% of the annual equity award is subject to performance-based vesting. The Committee believes that requiring the entirety of the CEO’s equity awards to vest, if at all, depending on Company performance, and eliminating solely time-based equity vesting, more closely aligns the pay of our CEO with long-term Company financial performance and the creation of shareholder value. The Committee further determined not to increase the CEO’s base salary.
The Compensation Committee believes that 2023 compensation decisions for the CEO and other NEOs reflect the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders. Further details on the compensation decisions for the CEO and other NEOs are described in “2023 NEO Total Direct Compensation and Performance Summary” beginning on page 115.
The Compensation Committee’s and Board’s compensation decisions for 2023 reflect the Company’s philosophy to closely link pay to performance, ensuring that its leadership team remains highly motivated, and strongly aligning remuneration outcomes with the creation of shareholder value. The decisions also demonstrate the use of short- and long-term variable pay components to adjust compensation to reflect current year results and longer-term impacts. The success of this philosophy is demonstrated in this year’s excellent financial performance, both on an absolute basis and relative to Chubb’s Financial Performance Peer Group, and in our long-term stock price performance.

Starting with February 2024 equity grants, the Compensation Committee modified the form of certain equity awards to enable deferral of such awards under the Chubb Deferred Stock Unit Plan. The modified awards, which are now issued in the form of units instead of shares, carry the same vesting criteria and schedule as the prior respective form of such awards. Specifically, performance-based equity awards were modified from solely performance shares (PSAs) to a mix of PSAs and performance stock units (PSUs), or solely PSUs, depending on the executive. Additionally, for executives that receive both performance-based and time-based restricted stock awards, the time-based restricted stock awards (RSAs) were also modified to a mix of RSAs and restricted stock units (RSUs), or solely RSUs, depending on the executive.
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Executive Compensation — Compensation Program Overview
Compensation Program Overview

Our Compensation Philosophy

We structure our compensation programs to fairly compensate our management and to enhance shareholder value by continuing to closely align our executive compensation program and practices with the interests of our shareholders.
Our compensation practices balance long-term and short-term awards. We seek to closely link pay to Company performance. We believe this encourages business decision-making aligned with the long-term interests of the Company and our shareholders, without encouraging or rewarding excessive risk. We also vary and adjust our compensation structure and components to support the human resource requirements of our business in all the markets, globally, in which we operate.
Our goal is to attract and retain highly qualified executives who are talented, experienced, disciplined, motivated and of the highest integrity. We compete for talent with property and casualty insurers, specialty insurers, and financial services companies worldwide. Given the complexity and global nature of our business, as well as the enhanced responsibilities for our executives resulting from the size and scale of our business, our compensation practices must enable us to attract and retain the highest caliber executives with specific capabilities such as knowledge of international insurance markets and the ability to effectively manage teams and organizations in multiple geographies around the world. We strive to develop and administer compensation practices that enable us to retain and motivate top talent in the markets in which we operate while, at the same time, administering integrated compensation practices for our employees globally.
Given our excellent business performance and industry reputation, we are a potential source of talent for competing companies. This has made retention of our executives and other employees even more challenging and continues to be a critical priority.
Say-on-Pay Voting

In accordance with U.S. law and Swiss law, our shareholders will have multiple votes on executive compensation at the Annual General Meeting. One executive compensation vote is the say-on-pay vote under U.S. SEC rules in Agenda Item 13. The other executive compensation votes (Agenda Items 12.2 and 12.3) are say-on-pay votes under Swiss law. These are described in the respective agenda items.
What is the Difference Between the U.S. and Swiss Say-on-Pay Votes for Executives?

The Swiss vote in Agenda Item 12.2 is prospective — meaning that shareholders will pre-approve the maximum amount payable (including base, bonus and equity, and all other compensation, including contributions to retirement plans and any perquisites) to Executive Management for the next calendar year (2025). The maximum amount is for calendar year 2025 and includes base salary earned during the year, plus the related bonus award and equity grant, the values of which are determined by the Compensation Committee in 2026 based on its assessment of the 2025 calendar year’s performance. Importantly, the Swiss vote in Agenda Item 12.2 is binding on the Company.
The Swiss vote in Agenda Item 12.3 and the U.S. SEC vote in Agenda Item 13 give shareholders a voice, through advisory votes, on our executive compensation as actually paid. These votes are generally retrospective, meaning, for the U.S. SEC vote, that shareholders are asked to review the Compensation Discussion & Analysis, the Summary Compensation Table and other compensation tables and narrative disclosures in this proxy statement, and vote to approve executive compensation of our NEOs for the prior calendar year (2023). The Swiss vote is based on a retrospective review of director and Executive Management compensation, in aggregate, as disclosed in our Swiss Compensation Report, also for the 2023 calendar year.
We believe our shareholders benefit from these multiple say-on-pay votes. Our Board and Compensation Committee value and use this feedback to continually evolve our compensation programs.
2023 U.S. SEC Say-on-Pay Advisory Vote and Shareholder Outreach

Although the U.S. SEC say-on-pay advisory vote is non-binding, the Compensation Committee will continue to consider the outcome of this vote each year when making compensation decisions for our CEO and other NEOs. At our 2023 annual general meeting, 94.45% of the shareholders who voted on the U.S. SEC say-on-pay proposal approved the compensation of our NEOs.
Similar to past years, as part of our regular shareholder outreach process, we actively engaged with our shareholders after the 2023 annual general meeting to assist our shareholders in understanding Chubb and to discuss and solicit feedback on the Company’s climate strategy, corporate governance, executive compensation and other matters, including ESG topics. We solicited our 50 largest shareholders, representing approximately 70% of our outstanding Common Shares. For additional information, see “Corporate Governance — Shareholder Outreach.”

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Executive Compensation — Compensation Program Overview
The Compensation Committee takes into account our shareholders’ input in its consideration of compensation and disclosure matters.
What We Reward: Individual and Company Performance Criteria

Our compensation practices are designed to reward both individual and Company performance, based on the following:
Individual Performance Criteria

•
Personal contribution to both short-term and long-term business results

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Successful execution of key strategic and operational objectives

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Demonstrated leadership capability

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Demonstrated application of relevant technical expertise

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Ethical conduct, regulatory compliance and mitigation of unnecessary risk

Company Performance Criteria

Company performance is measured in absolute terms versus the financial plan as approved by the Board and prior year results, and in relative terms in comparison with the performance of companies in our Financial Performance Peer Group, across the following key metrics:
•
Core operating income

•
Core operating return on equity

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Core operating return on tangible equity

•
P&C combined ratio

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Tangible book value per share growth

Consideration is also given to 1-year and 3-year TSR performance.
Additional information on how the Compensation Committee evaluates absolute and relative performance across these metrics can be found in “2023 Performance: Key Metrics and Strategic Achievements” and “2023 Compensation Decisions” in the Executive Summary of this Compensation Discussion & Analysis.

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Executive Compensation — Compensation Program Overview
Components of Total Direct Compensation

Each NEO has a total direct compensation opportunity, which we deliver through three components:
Total Direct Compensation

	Component	What We Reward	Target Opportunity	What It Achieves
Fixed compensation	Base salary	Annual base salary, which is closely tied to role and market.	Base salary is targeted at the median of our CEO compensation peer group (for our CEO) and industry peers and relevant compensation survey data (for our other NEOs).	Provides a competitive market-based level of fixed compensation.
Variable compensation	Cash bonus
Each NEO’s annual cash bonus is based on the prior year’s performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

The annual cash bonus opportunity is based on performance for each NEO and in consideration of delivering total compensation in a range that typically approximates market median to the 75th percentile, depending on performance.
Ties NEO pay to annual Company and individual performance.

Long-term equity awards
Performance-based equity awards (performance stock units (PSUs) and performance shares (PSAs)):
•
Target Awards

•
Premium Awards

If the NEO does not receive 100% of the annual long-term equity award grant in the form of performance-based equity, the NEO is granted a mix of performance-based equity, stock options (time-based vesting) and restricted stock awards (restricted stock units (RSUs) and restricted stock awards (RSAs)) (time-based vesting).

The value of each NEO’s long-term equity award is based on the prior year’s performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

The ultimate value realized from these awards is based on the Company’s stock price performance as well as, with respect to performance-based equity awards, relative tangible book value per share growth and P&C combined ratio performance over time. Premium Awards are also subject to a TSR modifier.
The value of the annual long-term equity award is based on performance for each NEO and is typically 1.5 to 2.5 times the annual cash bonus to emphasize long-term performance tied to shareholder value. The long-term equity award is intended to deliver total compensation in a range that typically approximates market median to the 75th percentile, depending on performance.
Ties the current year’s awards to future performance.
The Compensation Committee approves a specific long-term equity award for each NEO that is linked both to prior year performance and multi-year future performance.
Performance-based equity encourages superior growth in tangible book value per share and a strong P&C combined ratio relative to peers, as well as superior TSR. The three-year cliff-vesting requirement also aligns executive interests with those of shareholders and supports executive retention.
Stock options reward stock price appreciation.
Restricted stock (time-based) aligns executive interests with those of shareholders and supports executive retention.

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Executive Compensation — Compensation Program Overview
Other Compensation

NEOs automatically participate in Company-sponsored qualified retirement plans. They are also eligible to participate in Company-sponsored nonqualified deferred compensation plans. Under the nonqualified deferred compensation plans, the NEOs may elect to defer annual base salary, annual cash bonus, and stock unit awards, and direct those deferrals to a list of investment options, to the extent permissible under applicable tax laws and the applicable nonqualified deferred compensation plan.
Our NEOs do not participate in any Company-sponsored defined benefit plans.
We do not consider perquisites as part of total direct compensation. They are discussed in footnote 3 of the Summary Compensation Table beginning on page 121.
Compensation Practices and Policies

Stock Ownership Guidelines for Officers

We established and annually review and communicate our stock ownership guidelines for officers. The guidelines set stock ownership goals as a multiple of annual base salary as follows:
•
CEO: 7X annual base salary

•
Direct reports to the CEO, including all other NEOs, and other operating unit presidents: 4X annual base salary

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Executive Vice Presidents: 3X annual base salary

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Senior Vice Presidents earning base salaries of $250,000 or more: 2X annual base salary

Vested and unvested stock and stock units, excluding options and unvested performance shares and PSUs, count toward the ownership requirement. Stock and stock units are valued at the current market price of Chubb Common Shares. Also, an officer must retain at least 50% of all shares acquired on the vesting of equity awards or the exercise of stock options until reaching his or her required guideline.
Ownership guidelines for NEOs are mandatory. All of our NEOs are in compliance with our stock ownership guidelines.
Clawback Policies

We maintain compensation clawback policies covering our current and former executive officers.
In accordance with NYSE listing standards, in 2023 we adopted a policy to recover erroneously awarded incentive-based compensation (as defined in the policy) received by covered officers in the event of certain financial restatements. The procedural and implementation requirements align with those set forth in the NYSE listing standards. The amount recoverable is the amount of incentive-based compensation received by a covered officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated financial statements.
We also maintain an additional clawback policy, originally adopted in 2018, that provides for the forfeiture or recoupment of all variable compensation awards (cash bonus and equity, vested and unvested, time-based and performance-based) reaching back to the year misconduct occurs for any covered officer who deliberately commits fraud or other intentional misconduct:
•
materially related to a financial restatement; or

•
in connection with the officer’s scope of employment that results in material financial or reputational harm to Chubb.

This policy covers misconduct and compensation for executive officers before they became covered officers under the policy and prior to its adoption.
Insider Trading Policy

The Company has an Insider Trading Policy that applies to all executives, directors, and employees, as well as their immediate family and other covered persons. The policy addresses topics relating to restrictions or requirements on the purchase, sale and other dispositions (such as gifts) of Chubb securities. For further information see “Governance Practices and Policies that Guide Our Actions” in the Corporate Governance section of this proxy statement.
Hedging Prohibitions

The Company prohibits NEOs (as well as directors and employees) from purchasing financial instruments or otherwise engaging in transactions that hedge or offset (or are designed to have the effect of hedging or offsetting) any decrease in the market value of Chubb securities, including: short selling; short-term speculation, such as day trading, purchases and sales of options involving Chubb securities; and trading in hybrid or derivative securities based on Chubb securities, such as straddles, equity swaps or exchange funds, other than securities issued by Chubb.

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Executive Compensation — Compensation Practices and Policies
Share Pledging

Since 2017 new pledging of any Chubb shares owned by executive officers (including NEOs) or directors is prohibited. This pledging policy is more restrictive than our prior policy, which prohibited executive officers (including NEOs) and directors from pledging shares in excess of their minimum shareholding requirement.
Impact of Tax Treatments on Compensation

Prior to 2018, Internal Revenue Code (the Code) Section 162(m) limited the deductibility of annual compensation in excess of $1 million paid to “covered employees” (as defined by the Code) of the Company unless the compensation satisfied an exception, such as the exception for performance-based compensation. Performance-based compensation generally included only payments that are contingent on achievement of performance objectives and excluded fixed or guaranteed payments. On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the Tax Reform Act) was enacted, which, among other things, repealed the performance-based compensation exception and expanded the definition of covered employees. The changes to Section 162(m) became effective for taxable years beginning after December 31, 2017.
As a result, all compensation in excess of $1 million paid to covered employees (as defined in the Tax Reform Act) is no longer deductible by the Company even if such compensation is performance-based compensation (except as provided pursuant to a transition rule). For 2017 and prior, our covered employees included the CEO and other NEOs (but not the CFO) who were executive officers as of the last day of our fiscal year. Our covered employees now generally include anyone who (i) was the CEO or CFO at any time during the year, (ii) was one of the other NEOs and (iii) was a covered employee for any previous year after 2016.
Regardless of the elimination of the Section 162(m) exception for performance-based compensation, the Compensation Committee will continue to consider and closely link executive compensation to Company performance in the design of our executive compensation program, as deductibility is not the sole factor used in determining appropriate levels or methods of compensation.
Impact of Accounting Treatment

The Company accounts for employee stock options, other stock-based compensation and its employee stock purchase plan in accordance with generally accepted accounting principles. For further information on stock-based compensation, see note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

The Relationship of Compensation to Risk

Chubb’s compensation practices take into account risk management and broadly align total compensation with the medium-term and long-term financial results of the Company. The key objectives of our compensation program for executives are to:
(1) emphasize long-term performance and value creation that, while not immune to short-term financial results, encourages sensible risk-taking in pursuit of superior long-term operating performance;
(2) assure that executives do not take imprudent risks to achieve compensation goals; and
(3) provide, to the extent practicable, that executives are not rewarded with short-term compensation for risk-taking actions that may not manifest in outcomes until after the compensation is paid.
Sound corporate governance through the institution or prohibition of certain policies and practices, as well as our Compensation Committee’s continuous oversight of our compensation program’s design and effectiveness, contribute to these key objectives.
For bonus-eligible officers and employees below the executive level, the cash bonus and equity grant pools available for distribution within each operating unit during the annual compensation cycle are based on a blend of overall Company performance and operating unit performance, as defined by a range of metrics taking into account short-term, medium-term and long-term results on both a relative and absolute basis.
Annual Board Committee Review of Executive Compensation Practices

The Chair of the Compensation Committee meets annually with the Risk & Finance Committee of the Board of Directors to conduct a risk assessment of our executive compensation practices and discuss how specific business risks of concern to the Risk & Finance Committee are taken into account and mitigated as part of the compensation risk analysis and our compensation structure. Chubb’s management, including leaders in Legal and Human Resources, provide a risk assessment of our compensation program to the Compensation Committee for its review. Additionally, the Compensation Committee considers the following factors to be important in discouraging excessive risk taking:

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Executive Compensation — The Relationship of Compensation to Risk
The Chubb Code of Conduct

The Chubb Code of Conduct is at the heart of our corporate culture to drive every business decision our executives and employees make. The Board considers Chubb’s values-oriented culture to be a key factor in mitigating risky behavior.
Executive Stock Ownership Requirements

Chubb’s stock ownership guidelines require our NEOs to hold substantial amounts of equity. For our CEO, the guideline amount is seven times annual base salary, while for the other NEOs, the guideline amount is four times annual base salary. We believe that stock ownership encourages appropriate decision-making that aligns with the long-term interests of our shareholders.
Compensation Alignment with Our Peer Groups

Our compensation program target levels are benchmarked annually to ensure consistency with peers. For our CEO, we rely exclusively on the CEO Compensation Benchmarking Peer Group. For the other NEOs, we rely on proxy statement data and on broad survey data of insurance industry companies.
Our Clawback Policies

We maintain clawback policies allowing us to recover certain compensation from our current and former executive officers. See “Compensation Practices and Policies — Clawback Policies” in this Compensation Discussion & Analysis for further detail.
Insider Trading Policy

Our Insider Trading Policy applies to executives, employees, directors and others, and requires that transactions in Chubb securities are in compliance with applicable laws as well as certain Chubb guidelines. These guidelines include, among other matters, prohibitions on hedging, pre-approval to enter into any Rule 10b5-1 plan, and, for NEOs, executives and certain other persons, trading only during authorized periods and requiring pre-clearance prior to trading.
Performance Goals

Performance goals are set at levels that are high enough to encourage strong performance, but within reasonably attainable levels to discourage risky business strategies or actions.
Periodic Assessment of Program Design

Our Compensation Committee regularly reviews our compensation structure, short-term and long-term awards programs, and best practices to ensure our compensation programs do not encourage excessive risk-taking and that the Company rewards strong short-, medium- and long-term performance.
Our NEO Compensation Components and Their Relationship to Risk

Variable pay for our NEOs in the form of annual cash bonuses and equity grants comprises the substantial majority of each NEO’s annual total compensation.
Base salary provides a fixed level of compensation for our NEOs and represents a relatively small portion of their overall compensation. Adjustments to base salary are driven more by competitive market data for similar positions as opposed to being tied to performance or short-term financial results and are targeted to market median.
Cash bonuses are determined primarily by the prior calendar year’s results on key financial performance metrics as measured against a defined group of industry peers, prior year performance and Board-approved plan. These metrics are core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. These specific financial performance metrics, taken together, have been selected in part because they encourage sound business decision-making and measure the creation of both short- and long-term enterprise value.
Equity awards deliver the remainder — and typically the majority — of each NEO’s total compensation. The types of equity awards and vesting periods are described in the following chart.
Type of Award	Vesting Period
Performance-Based Equity: Performance Stock Units and Performance Shares	Cliff vest at end of a 3-year performance period if established performance criteria are met
Time-Based Restricted Stock and Restricted Stock Units	Evenly over a 4-year period from date of grant
Stock Options	Evenly over a 3-year period from date of grant (10-year exercise period)
Consequently, the majority of each NEO’s total annual compensation is directly tied to the medium-term and long-term performance of the Company. We believe that executive performance is reasonably reflected in stock price over time, or ought to be, and we do not manage the Company (nor manage our executive compensation practices) to achieve or reward short-term fluctuations or anomalies in market conditions. While stock price may be an imperfect short-term marker for executive compensation, we believe it is a reasonable long-term tool for aligning executive compensation with shareholder interests.

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Executive Compensation — The Relationship of Compensation to Risk
Performance-based equity awards comprise 100% of the annual equity award granted to the CEO, COO, CFO and President, North America Insurance. For the other two NEOs, 25% of the value of their annual long-term equity award consists of 10-year stock options with strike prices set as of the grant date; the remaining 75% of the award consists of restricted stock (75% performance-based and 25% time-based).
This results in the vesting of a substantial portion of our executives’ equity awards being dependent on objectively measured operating performance (and stock price performance with respect to Premium Awards) relative to peers over a multi-year period, making a significant percentage of overall compensation subject to long-term Company outcomes relative to the competition.
Our Assessment of Compensation Risk

As part of Board risk governance, the Compensation Committee reviews the Company’s compensation structure, policies and practices to determine whether incentives arising from compensation policies or practices relating to any of our NEOs and other employees would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee and management concluded that the Company’s compensation structure, policies and practices do not create risks reasonably likely to have a material adverse effect on the Company, and again confirmed that the mix of compensation types and timeframes tended to align risk-taking with appropriate medium- and long-term performance for the Company.

How We Use Peer Group and Market Data in Determining Compensation

The Compensation Committee recommends to the full Board, and the Board reviews and approves, the total direct compensation for the CEO. The Compensation Committee also reviews and approves or modifies the CEO’s recommendations for the total direct compensation for the other NEOs and direct reports to the CEO. As part of the annual compensation review process, the Compensation Committee evaluates:
•
Each NEO’s individual compensation against compensation levels for comparable positions in the market. For our CEO, the Committee focuses on data from our CEO Compensation Benchmarking Peer Group, a group of companies with characteristics similar to us that best defines the market in which we compete for CEO talent. For our NEOs directly managing an operating unit or support function, the Committee focuses on proxy statement data and on broad survey data of insurance industry companies.

•
Company performance against the financial performance of companies in a second peer group that best defines the market in which we compete for business, which we refer to as our Financial Performance Peer Group.

How We Select, and Who is in, Our CEO Compensation Benchmarking Peer Group

For our CEO, we rely exclusively on the CEO Compensation Benchmarking Peer Group. For the other NEOs, we rely on proxy statement data and on broad survey data of other insurance companies obtained from Willis Towers Watson, Mercer and McLagan.
The Compensation Committee reviews the composition of our CEO Compensation Benchmarking Peer Group on an annual basis. The Compensation Committee’s independent executive compensation consultant assists in the annual evaluation of this group. Our CEO Compensation Benchmarking Peer Group is intended to be a group of companies that are similar to us in various ways that best define the market in which we compete for CEO talent. Our
Compensation Committee determined to make no changes to the composition of this 15-member peer group from last year.
When the Compensation Committee originally formulated the peer group, it conducted a thorough analysis to align the peer group with our meaningfully larger size and scope following the Chubb Corp. acquisition in January 2016. The analysis considered multiple characteristics, such as industry relevance, market capitalization, revenues and number of business lines, to identify companies within and outside our industry to constitute a robust group of peer companies.
Our compensation peer group includes insurance companies with different primary businesses than ours and other financial services companies, which together complemented the remaining property and casualty insurance companies on the list. Specifically, we include eight global insurance companies (three of which are global life/health companies and two of which are brokers) and seven global financial services companies.
Based on our size, our operational complexity (in terms of diversity of distribution channels, product and geography) and our risk profile, the Compensation Committee believes that this peer group supports more calibrated and appropriate CEO compensation decision-making than using our much smaller Financial Performance Peer Group. In developing our CEO Compensation Benchmarking Peer Group, we note that there are an insufficient number of comparable property and casualty insurers because, with few exceptions, they are considerably smaller than we are. For instance, Chubb’s market capitalization as of December 31, 2023 was $91.6 billion, which is comparable to the year-end 2023 average and median market capitalizations of the CEO Compensation Benchmarking Peer Group of $92.5 billion and $87.6 billion, respectively. On the other hand, the average and median market capitalizations of the Financial Performance Peer Group as of the end of 2023 were approximately $32.5 billion and $36.7 billion, respectively.

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Executive Compensation — How We Use Peer Group and Market Data in Determining Compensation
Compared to peers outside the property and casualty insurer group, we may experience more volatility (particularly with regard to the impact of catastrophe losses) and there are different factors impacting our financial statements. Therefore these peers may have markedly different results in a given year than the Company for external reasons. However, these companies’ size and complexity better match the Company’s characteristics and therefore make them suitable CEO compensation peers.
2023 CEO Compensation Benchmarking Peer Group

• The Allstate Corporation • American Express Company • American International Group, Inc. • Aon plc • Bank of America Corporation • The Bank of New York Mellon • BlackRock, Inc.
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Cigna Corp.

•
Citigroup Inc.

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The Goldman Sachs Group, Inc.

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Marsh & McLennan Companies, Inc.

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MetLife, Inc.

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Morgan Stanley

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Prudential Financial, Inc.

•
The Travelers
Companies, Inc.

How We Select, and Who is in, Our
Financial Performance Peer Group

The Financial Performance Peer Group includes companies that we view as comparable to us from a business perspective and our closest direct business competitors. The Compensation Committee annually reviews the composition of the Financial Performance Peer Group, with assistance from its independent compensation consultant. Due to Zurich Insurance Group’s adoption of IFRS 17 accounting standards in 2023, the Committee determined that it could evaluate Zurich on a relative basis for TSR only and not any of the other financial metrics. The Committee concluded that on each of the other metrics Zurich’s reported results would no longer be comparable and inclusion would distort the relative performance evaluation, as the Company and other peers report in accordance with U.S. GAAP. No other changes were made to this peer group for 2023.
The Financial Performance Peer Group includes three companies in the CEO Compensation Benchmarking Peer Group that are considered commercial property and casualty insurance companies. It also has three additional commercial property and casualty insurance companies that are not in the CEO Compensation Benchmarking Peer Group because of their size and ownership structure relative to the Company. We think the Financial Performance Peer Group is the most relevant peer group to compare to the financial performance of the Company on core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth, as well as TSR.
2023 Financial Performance Peer Group

• The Allstate Corporation • American International Group, Inc. • CNA Financial Corporation	• The Hartford Financial Services Group, Inc. • The Travelers Companies, Inc. • Zurich Insurance Group (TSR only)

How We Determine Total Direct Compensation Pay Mix

Introduction—Determining the Mix of Total Direct Compensation

The components of our NEO’s total direct compensation vary depending on level. Our more senior officers receive a greater percentage of their total direct compensation as variable or at-risk compensation. This consists of an annual cash bonus and long-term equity award.
Total cash compensation, which consists of annual base salary and annual cash bonus, is typically less than half of total direct compensation.
For the CEO, the Compensation Committee reviews the percentage of total direct compensation delivered in annual base salary, annual cash bonus, and long-term equity awards compared to the companies in our CEO Compensation Benchmarking Peer Group. For all other NEOs, the Compensation Committee considers P&C companies and the broader insurance market.
Elements of Total Direct Compensation

Annual Base Salary

The Compensation Committee reviews and approves or modifies the CEO’s recommendations for the annual base salary of each NEO. The Compensation Committee recommends, and the full Board of Directors determines, the annual base salary for the CEO. On an annual basis, the Committee reviews each NEO’s actual annual base salary in reference to the median compensation levels for comparable positions at companies in our CEO Compensation Benchmarking Peer Group (for the CEO) and, as applicable, broader insurance industry peers. The Committee relies on industry-specific market survey data for NEOs other than the CEO. While we typically target annual base salary to be at the median of the market, each NEO’s actual annual base salary may fall above or below the market median based on performance, experience, time in position and other considerations.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Variable Compensation—Bonus and Equity Compensation Awards

We use variable performance-based compensation in the form of the annual cash bonus and long-term equity awards in combination with annual base salary to provide an overall compensation opportunity that is closely tied to performance. When both Company performance and individual performance are considered outstanding, NEOs have the opportunity to achieve total direct compensation that approximates the 75th percentile of compensation for comparable positions at companies in our CEO Compensation Benchmarking Peer Group (for the CEO) and our broader insurance industry peers (for other NEOs). The Compensation Committee’s independent compensation consultant assesses the competitive percentile for a given position based on an analysis of compensation disclosures in the most recent publicly available CEO Compensation Benchmarking Peer Group proxy statements in combination with industry-specific market survey data. The Compensation Committee considers the opportunity to achieve or exceed the 75th percentile for outstanding performance appropriate because of the high performance expectations to which our Company executives are held, the prevailing competition for talent within our CEO Compensation Benchmarking Peer Group and industry, and the ambitious financial goals of the Company, which the Board reviews and approves each year.
When delivering the final mix of pay for the NEOs, the overall compensation package is weighted towards variable rather than fixed compensation, and to long-term rather than short-term annual awards, in order to have a stronger pay-for-performance alignment and to align executive awards with long-term shareholder value creation. In line with this approach, long-term equity variable compensation of our CEO and other NEOs is typically 1.5 to 2.5 times the short-term annual cash bonus award.
Annual Cash Bonus

The annual cash bonus component of total direct compensation provides a timely link between recent performance and compensation. This allows the Compensation Committee to adjust annual compensation to reflect overall Company financial performance during the prior fiscal year as well as the individual performance of each NEO.
Each NEO’s 2023 annual cash bonus was determined in early 2024 and was based on 2023 performance, as measured against:
•
Individual Performance Criteria;

•
Company Performance Criteria; and

•
the performance of the operating unit(s) or functions directly managed by the NEO.

Long-Term Equity Awards

The Compensation Committee bases the value of each NEO’s long-term equity compensation award on the prior year’s performance as measured against the Individual and Company Performance Criteria, as well as the performance of the operating unit(s) or functions directly managed by the NEO.
The Compensation Committee also considers and uses long-term equity awards as:
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a timely link between recent performance and compensation;

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a forward-looking vehicle for retention of executive talent due to the multi-year vesting schedule for equity awards;

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an important driver of long-term performance and risk management; and

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a key link for aligning shareholder and executive interests.

Equity Compensation

Performance-Based Equity Award Criteria and Vesting

To determine whether our performance-based equity awards — PSUs and PSAs — vest, we compare our performance on a relative basis to our Financial Performance Peer Group. Our performance criteria tie the three-year cliff vesting of these awards to specified relative performance targets, namely our tangible book value per share growth (70% weighting) and P&C combined ratio (30% weighting). If performance exceeds the 75th percentile, relative TSR is then measured to determine the additional number of Premium Awards that will vest.
We selected tangible book value per share growth and P&C combined ratio as metrics for our performance-based equity award plan because they are strong indicators of growth in shareholder value and underwriting profitability for a commercial property and casualty insurer and common financial performance measures for companies in our industry. While tangible book value per share growth and P&C combined ratio are also included among the key metrics, along with achievement of non-financial strategic and operational measures, used to determine annual variable compensation (in the form of an annual cash bonus and long-term equity awards), these two measures are evaluated differently for performance-based equity vesting purposes. For the determination of annual variable compensation, these metrics are considered along with other metrics, as well as TSR, on an annual basis against prior year, plan and peers. For the determination of PSU and PSA vesting, the two metrics are evaluated only on a relative basis against peers over a three-year time horizon.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Performance-Based Equity Awards—Target Awards and Premium Awards

Our performance-based equity awards are comprised of PSAs, and beginning February 2024, PSUs. PSUs and PSAs have the same vesting requirements and performance criteria. With respect to the form of the award, shares are not issued for PSUs until vesting (unless settlement is further deferred at the executive’s election), while PSAs are issued shares at grant but subject to forfeiture if the shares do not vest. PSUs and PSAs each have two components: Target Awards and Premium Awards. The performance measurement and vesting requirements for each component are summarized below. Any Target Awards and Premium Awards earned cliff-vest at the end of the three-year performance period.

| Performance Measurement | Performance Result | Target Awards Vested |
|---|---|---|
| Weighted average of:<br>– Tangible book value per share growth (70%)<br>– P&C combined ratio (30%)<br>TSR modifier if Performance Result exceeds 75th percentile<br>Measured against Financial Performance Peer Group during the three-year performance period | Less than or equal to 25th percentile | None |
| | Exceeds 25th percentile but does not meet or exceed 50th percentile | Target Award multiplied by a percentage determined by straight-line interpolation between 50% and 100% based on the percentile of Performance Result achieved between 25 and 50 |
| | Meets or exceeds 50th percentile | 100% |

If the three-year Performance Result meets or exceeds the 50th percentile, a Premium Award of additional shares, over and above the Target Award (up to a maximum of 100% of the Target Award), will be earned as follows:

| Performance Result | Relative TSR Result | Premium Awards Vested |
|---|---|---|
| Meets or exceeds 50th percentile but does not exceed 75th percentile | N/A | Premium Award multiplied by a percentage determined by straight-line interpolation between 0% and 85%, based on the percentile of Performance Result achieved between 50 and 75 |
| Exceeds 75th percentile | Does not meet or exceed 55th percentile | 85% for Messrs. Greenberg, Keogh, Enns, Lupica and Ortega; 77% for Mr. Ringsted |
| Exceeds 75th percentile | Meets or exceeds 55th percentile | 100% |

Independent Verification of Performance Criteria

We have retained Ernst & Young Ltd., an independent public accounting firm, to verify the calculations of our performance criteria for the vesting of performance-based equity awards and to prepare a report on its findings. Our Compensation Committee reviews the report prepared by Ernst & Young and, based on that report, formally confirms whether, and to what extent, the performance criteria were met for the particular vesting period and how many, if any, awards vested as a result.
Issuance Criteria for Target Awards and Premium Awards

NEOs who are granted PSUs are entitled to receive Common Shares representing Target Awards and Premium Awards in the future. Common Shares underlying PSUs are issued when the Committee certifies that performance criteria were met for the corresponding performance period. NEOs and other participating executives have the option to further defer settlement of shares representing vested PSUs pursuant to the Company’s deferred stock unit plan.

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Executive Compensation — How We Determine Total Direct Compensation Pay Mix
Common Shares representing PSA Target Awards and Premium Awards are issued when the performance award is granted. The awards are subject to forfeiture if applicable performance criteria are not met. Shares vest upon certification by the Committee that performance criteria were met for the corresponding performance period.
The Compensation Committee lacks discretion to increase the vesting of any performance-based award other than what was achieved based on actual performance. The Committee’s analysis of performance metrics for all performance-based awards may take into account the effect of any extraordinary transaction (including acquisitions, dispositions, extraordinary investments and extraordinary share purchases) on tangible book value and the combined ratio of the Company and peer companies during the applicable performance measurement period. This permits the Committee to ensure that executives are not unduly penalized or enriched for taking actions that it determines are in the best interests of the Company.
In May 2023, the Compensation Committee certified that Target Awards granted to NEOs in February 2020 earned a Premium Award of 100% (totaling 65% of the Target Award) following completion of the three-year cumulative performance period.
Equity Award Grants: Timing and Pricing

The Compensation Committee grants long-term equity awards annually on a predetermined schedule. The awards are approved on the day of the annual February Board of Directors meeting, which is approximately three weeks following the public disclosure of the Company’s year-end financial results.
From time to time, the Compensation Committee may make off-cycle grants to NEOs to recognize mid-year promotions or other circumstances. Officers who join the Company after February in a given year may be granted equity awards following their start date.
The number of shares to be covered by a time-based or performance-based equity grant is the closing price of our Common Shares on the NYSE on the grant date. For option grants, the option exercise price is the closing price of our Common Shares on the grant date. To determine the number of shares for an option award, we use a notional Black-Scholes option value of 25% of the stock price, calculated in each case at the time that we granted the option.
Vesting—Change in Control and Termination of Employment

Each year the Compensation Committee reviews the vesting criteria for Executive Management and NEOs. All grants to members of Executive Management and our NEOs are subject to double-trigger vesting upon a change in control.
Stock options, PSUs, performance shares, RSUs and restricted stock also vest if a recipient’s termination of employment occurs by reason of death or disability. Continued vesting requires uninterrupted employment with the Company unless the Compensation Committee (by recommendation from the CEO) exercises its discretion and grants continued vesting in unvested equity in connection with an employee’s separation from the Company. Also, upon reaching age 62 and having 10 years of service, employees who retire from the Company in good standing will be granted continued vesting without requiring Compensation Committee approval, except that the Compensation Committee may cancel the Premium Award portion of a PSU or performance share award to a retirement-eligible executive who departs the Company within six months of the grant date without appropriate notice.

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Executive Compensation — How We Determine and Approve NEO Compensation
How We Determine and Approve NEO Compensation

Role of the Compensation Committee

The Compensation Committee recommends to the Board and the Board approves the CEO’s total direct compensation. The Compensation Committee meets in executive sessions, with no management present, to evaluate the performance and determine the total direct compensation of the CEO. In addition to considering overall Company financial performance in absolute terms compared to plan and prior-year performance, and in relative terms compared to the financial performance of our Financial Performance Peer Group, the Compensation Committee seeks external guidance from its independent compensation consultant.
The CEO makes recommendations for the total direct compensation of each of the other NEOs. The Committee discusses these recommendations with the CEO along with a review of the performance of each NEO as assessed by the CEO. The Committee then approves or disapproves, or recommends modifications to, the total direct compensation for each NEO, as appropriate.
Role of Independent Consultants in Advising the CEO and Compensation Committee on NEO Compensation Determinations
The Compensation Committee directly retains an independent compensation consultant to assist management in the collection and analysis of relevant market data, including compensation and financial performance data for our CEO Compensation Benchmarking and Financial Performance Peer Groups. The consultant also provides compensation benchmarking for the positions held by our NEOs for consideration by the CEO and the Compensation Committee.
In addition, the Compensation Committee retains the consultant to assist it with respect to the compensation of the CEO. For this assignment, the consultant meets directly with the Compensation Committee to review Company performance and the performance of the CEO, and provides guidance on CEO compensation in the form of proposed compensation ranges for the annual cash bonus and long-term equity award. The consultant also facilitates discussion, reviews peer groups and provides guidance on current trends in executive compensation practices, in general, and CEO compensation practices, specifically. The Compensation Committee has the authority to retain and terminate any compensation consultant and to approve their fees and other retention terms.
From November 2023, Farient Advisors LLC has been retained directly by the Compensation Committee as its independent compensation consultant, replacing Pay Governance, which had served as compensation consultant since January 2014. Farient also provides director compensation-related market data and analysis to our Nominating & Governance Committee.
Role of the Global Human Resources Officer in Advising the CEO and Compensation Committee on NEO Compensation Determinations
Our Global Human Resources Officer further supports the CEO and the Compensation Committee in assembling external market data as prepared by the independent compensation consultant, gathering and assembling internal compensation information, acting as liaison with the compensation consultant, and assisting the CEO and the Compensation Committee in further compensation analysis.

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Executive Compensation — How We Determine and Approve NEO Compensation
How We Determine Compensation for Our CEO

Each year, the Compensation Committee sets a scorecard for the potential range of CEO compensation, with top-, middle- and low-end bands tied to achievement of specific financial, operational and strategic goals, considered together with TSR, as reflected in the following summary for 2023:
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Executive Compensation — How We Determine and Approve NEO Compensation
How We Determine Other NEO Compensation

For other NEOs, total direct compensation is determined by the CEO and approved or modified by the Compensation Committee. The compensation framework is similar to that for the CEO as described in “How We Determine Compensation For Our CEO” above as compensation decisions are based in part on overall Company performance, although compensation decisions also include consideration of the performance of the operating units or support functions under each NEO’s management. Decisions are also influenced by each NEO’s individual performance, within the context of compensation market data for each position provided by the independent compensation consultant.
As part of the annual compensation cycle, the CEO, with assistance from the Global Human Resources Officer, reviews appropriate compensation market data for each NEO. For those NEOs directly managing an operating unit, the review includes proxy statement and market data for other business segment leaders of comparably-sized business units for comparable companies in the insurance industry. Similarly, for those NEOs managing a support function, the review includes proxy statement and market data for other support function leaders from comparable companies in the insurance industry.

2023 NEO Total Direct Compensation and Performance Summary

Below we provide a summary of each of our NEOs’ total direct compensation and an overview of their 2023 performance relative to achieving our annual and long-term performance goals.
CEO 2023 Total Direct Compensation

Evan G. Greenberg
Chairman and Chief Executive Officer
2023 Performance Summary
2023 Company performance was excellent on an absolute basis and relative to peers. Under Mr. Greenberg’s leadership, the Company delivered the best full-year financial performance in its history, reflecting records for operating earnings, both on an absolute and per share basis, underwriting and investment income, P&C combined ratio and return on equity. Tangible book value per share growth also significantly increased for the year, and book value per share ended the year at an all-time high.
Our underlying fundamentals were also outstanding. Net premiums written delivered another year of double-digit growth. We also improved underwriting margins, and the balance sheet is in excellent shape. All divisions of the Company and major geographies contributed to the Company’s results. The Company’s financial results, size and breadth of product offerings provided the opportunity to build and improve upon an excellent 2022, capitalize on market conditions, and return capital to shareholders while maintaining strong capital levels for risk and future opportunity.
In addition, the Company executed on its strategic and operational goals. These included advancing its long-term strategy through integration of acquired companies, notably Cigna in the Asia-Pacific region and Huatai in China, expanding its presence and growing new markets, progressing on its digital and technological transformation plans, refining its natural catastrophe management capabilities and modeling, and further diversifying by geography, product, customer segment and distribution channel. The Company strengthened its talent pipeline through both external hiring and internal promotion, and continued to advance diversity, equity and inclusion goals in recruitment, development and advancement opportunities. The Company also further demonstrated its commitment to addressing climate change and supporting the net-zero transition through substantive actions and strategies as well as enhanced communication of its efforts.
The following were relevant to the Compensation Committee’s considerations in developing its CEO compensation recommendations for 2023:
Financial Performance

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Record core operating income of $9.34 billion, up 45.2% vs. 2022, and record core operating income per share of $22.54, up 48.5% vs. 2022; record results achieved even while excluding a $1.14 billion, or $2.74 per share, deferred tax benefit for 2023 related to Bermuda tax reform

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Industry-leading P&C combined ratio of 86.5%, a Company record, and 1.1 point improvement compared to 87.6% in 2022. The current accident year P&C combined ratio excluding catastrophe losses was also a record 83.9% in 2023

•
Consolidated net premiums written of $47.4 billion, up 13.5% from 2022

Shareholder Value

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Record core operating return on tangible equity (ROTE) of 24.2% in 2023, up from 17.0% in 2022; excluding the tax benefit noted above, core operating ROTE was also a record

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Executive Compensation — 2023 NEO Total Direct Compensation and Performance Summary
•
Core operating return on equity (ROE) of 15.4% in 2023, up from 11.1% in 2022

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Tangible book value per share increased 21.3% for the year

•
One-year and three-year annualized TSR were 4.2% and 15.6%, respectively; cumulative three-year TSR was 54.5%

•
$3.88 billion returned to shareholders through dividends and share repurchases, while continuing to invest in our business for the future

Strategic and Operational Accomplishments

Under the leadership of Mr. Greenberg, Chubb achieved key strategic and operational objectives in 2023, including:
•
Capitalized on market conditions by driving rate, growth and profitability while maintaining underwriting discipline and excellence in customer and partner service

•
Managed inflationary pressures by enhancing capabilities to monitor and react quickly to loss cost inflation, including through pricing actions and adjusting outstanding reserves

•
Implemented reinvestment strategies in a changing interest rate environment and achieved record investment income

•
Integrated personal accident, supplemental health and life insurance businesses in the Asia-Pacific region acquired from Cigna while meeting or exceeding key financial targets

•
Executed on China strategy by increasing ownership in Huatai Insurance Group, a Chinese financial services holding company with separate property and casualty, life, and asset management subsidiaries, from 47.3% to 76.5% as of year-end (currently 85.5%), and began consolidating Huatai results into our financial statements

•
Enhanced natural catastrophe capabilities and modeling to manage wind, flood and wildfire risk aggregations in a more granular, practical and insightful manner

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Accelerated digital transformation with strong growth in digital product revenue and continued progress on extensive business and technology innovations

•
Improved gender balance and racial diversity at the leadership level and in early career hiring, and reinforced leadership accountability through goal-setting and linkage to performance reviews and compensation at the executive level

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Strengthened talent pipeline through external hiring (more than 5,000) and internal promotions (nearly 5,000), as well as employee development and training

•
Continued industry leadership on climate issues with launch of Chubb Climate+ business unit to support companies engaged in developing technologies and processes to lower carbon emissions and promote climate resilience, established new oil and gas underwriting and conservation criteria, and led industry engagement with investors, climate experts and advocacy groups to advance the insurance industry’s sustainability and resilience initiatives

Compensation Committee Decisions
The extensive Company Performance Criteria and Individual Performance Criteria used to evaluate Mr. Greenberg’s compensation are detailed in the sections “How We Determine Compensation for Our CEO” on page 114 and “What We Reward: Individual and Company Performance Criteria” on page 103. Consistent with those criteria, in determining CEO compensation the Compensation Committee considered the financial performance of the Company on an absolute basis and relative to peers, as well as underlying core performance and the Company’s performance on the non-financial goals, and the CEO’s individual performance.
Following its analysis and discussion of the Company’s outstanding results and record performance, and in consideration of and evaluation against the compensation levels of our CEO Compensation Benchmarking Peer Group, the Compensation Committee concluded that it was fair and appropriate to increase Mr. Greenberg’s variable compensation for 2023. The Committee also further reinforced the alignment of compensation for Mr. Greenberg with Company performance by delivering 100% of the annual equity award in the form of performance-based equity awards. The Committee determined to increase Mr. Greenberg’s compensation by 12.7% compared to 2022. In doing so, the long-term equity award was increased by 10.9% to $17.35 million, and his annual cash bonus was increased by 16.9% to $9 million. The Committee also determined to keep Mr. Greenberg’s base salary unchanged for 2024.

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Executive Compensation — 2023 NEO Total Direct Compensation and Performance Summary
Other NEO 2023 Total Direct Compensation

Peter C. Enns
Chief Financial Officer
Mr. Enns has executive responsibility for managing all aspects of Chubb’s financial organization. Corporate units under his management include accounting and financial reporting, investment management, treasury, actuarial and tax.

2023 Performance Criteria
Mr. Enns’ compensation was based on overall Company performance, against both financial and strategic objectives, and his individual performance as the Company’s CFO, which was evaluated in terms of his execution of a wide and complex set of financially-oriented objectives related to the balance sheet and income statement. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 15.4%

•
Long-term equity award was increased 20.2%

•
2023 total direct compensation was increased 15.5%

John W. Keogh
President and Chief Operating Officer
Mr. Keogh has executive responsibility for managing the Company’s property and casualty and accident and health insurance operations globally, including the Company’s two principal business segments: North America Insurance and Overseas General Insurance.

2023 Performance Criteria
Mr. Keogh’s compensation was based on overall Company performance, against both financial and strategic objectives, and his strategic leadership of Chubb’s general insurance business units as well as the product, underwriting, claims and support functions globally. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 8.4%

•
Long-term equity award was increased 12.1%

•
2023 total direct compensation was increased 10.7%

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Executive Compensation — 2023 NEO Total Direct Compensation and Performance Summary

John J. Lupica
Vice Chairman; President, North America Insurance
Mr. Lupica has executive operating responsibility for all Chubb general insurance business in the United States, Canada and Bermuda, including commercial P&C, personal lines, agriculture, and accident and health insurance. Mr. Lupica’s scope of responsibility includes all products, underwriting, marketing and sales, claims, actuarial and support functions related to these business lines.

2023 Performance Criteria
Mr. Lupica’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Lupica’s direct management, as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 10.2%

•
Long-term equity award was increased 6.5%

•
2023 total direct compensation was increased 7.3%

Juan Luis Ortega
President, Overseas General Insurance
Mr. Ortega has executive operating responsibility for Chubb’s general insurance business in 51 countries and territories outside of North America, including commercial P&C, traditional and specialty personal lines, and accident and health insurance. Mr. Ortega’s scope of responsibility includes all products, underwriting, claims, actuarial and support functions related to these business lines.

2023 Performance Criteria
Mr. Ortega’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating units under Mr. Ortega’s direct management, as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 12.6%

•
Long-term equity award was increased 9.4%

•
2023 total direct compensation was increased 9.9%

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Executive Compensation — 2023 NEO Total Direct Compensation and Performance Summary

Sean Ringsted
Chief Digital Business Officer
Mr. Ringsted has executive responsibility for Chubb’s digital business unit, overseeing revenue, products and capabilities with partners, including digitally native platforms and financial institutions, as well as driving digital business results with the Company’s traditional agent and broker partners. He is also responsible for the use of data and analytics to drive decision-making insights across the Company.

2023 Performance Criteria
Mr. Ringsted’s compensation was based on overall Company performance, against both financial and strategic objectives, the performance of the operating unit under Mr. Ringsted’s direct management, as well as his individual performance. Consideration was also given to competitive market data.
Compensation Committee Decisions
•
Base salary was unchanged

•
Annual cash bonus was increased 7.7%

•
Long-term equity award was increased 9.3%

•
2023 total direct compensation was increased 8.8%

2023 Total Direct Compensation-Variable Pay Mix

Long-Term Equity Award
Performance Stock Units and Performance Shares $1,321,875
Restricted Stock Units and Restricted Stock $440,625
Stock Options $587,500
Annual Cash Bonus $1,185,000
Salary $837,500
Variable Compensation
Fixed Compensation
Total Long-Term Equity Compensation
Total Annual Cash Compensation

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Executive Compensation — 2023 NEO Total Direct Compensation and Performance Summary
2023 Total Direct Compensation—Supplemental Table

Each February, the Compensation Committee and the Board of Directors approve compensation for each NEO including any adjustments to base salary, and, in recognition of prior calendar year’s performance, a cash bonus and long-term equity award. The long-term equity award consists entirely of performance-based equity awards for each of Messrs. Greenberg, Enns, Keogh and Lupica. These awards are subject to performance-based vesting criteria, the target award portion of which is valued at the closing market price at the date of grant. Messrs. Ortega and Ringsted were granted a long-term equity award consisting of 25% stock options and 75% restricted stock, of which 75% is performance-based and 25% is time-based.
The key compensation components for each of our NEOs as considered by the Compensation Committee are summarized in the supplemental table below. The totals and the equity award values do not directly correlate to what is ultimately reported in the Summary Compensation Table in accordance with SEC rules (for example, the equity award column below reflects February 2024 grants for 2023 performance, while the Summary Compensation Table reflects grants made during 2023).
2023 Named Executive Officers Compensation—Supplemental Table
Name and Title/Business Unit	Salary1 2	Cash Bonus	Long-Term Equity Award	Total Direct Compensation
Evan G. Greenberg Chairman and Chief Executive Officer	$1,550,000	$9,000,000	$17,350,000	$27,900,000
Peter C. Enns Chief Financial Officer	$895,385	$1,764,000	$3,125,000	$5,784,385
John W. Keogh President and Chief Operating Officer	$1,176,923	$3,343,000	$7,850,000	$12,369,923
John J. Lupica Vice Chairman; President, North America Insurance	$969,231	$3,100,000	$5,325,000	$9,394,231
Juan Luis Ortega President, Overseas General Insurance	$838,462	$1,650,000	$2,500,000	$4,988,462
Sean Ringsted Chief Digital Business Officer	$837,500	$1,185,000	$2,350,000	$4,372,500

1
Reflects total base salary paid in 2023. Amounts are less than year-end base rate because base rate changes for the year typically take effect in late March.

2
Base salaries for each of our NEOs were unchanged for 2024.

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Executive Compensation — Summary Compensation Table
Summary Compensation Table

The following table sets forth NEO compensation for 2023, 2022 and 2021.
Name and Principal Position	Year	Salary	Bonus	Stock Awards1	Option Awards2	All Other Compensation3	Total
Evan G. Greenberg Chairman and Chief Executive Officer	2023	$1,550,000	$9,000,000	$15,650,006	—	$1,461,311	$27,661,317
	2022	$1,400,000	$7,700,000	$11,625,143	$3,022,290	$1,404,637	$25,152,070
	2021	$1,400,000	$7,500,000	$10,125,007	$2,996,944	$1,159,233	$23,181,184
Peter C. Enns Chief Financial Officer	2023	$895,385	$1,764,000	$2,600,199	—	$294,501	$5,554,085
	2022	$880,000	$1,528,000	$1,800,027	$467,971	$252,138	$4,928,136
	2021	$649,846	$1,404,500	$3,080,272	$513,532	$195,544	$5,843,694
John W. Keogh President and Chief Operating Officer	2023	$1,176,923	$3,343,000	$7,000,199	—	$560,989	$12,081,111
	2022	$1,088,462	$3,084,000	$5,250,013	$1,364,909	$525,036	$11,312,420
	2021	$1,050,000	$2,980,100	$3,900,006	$1,154,372	$464,594	$9,549,072
John J. Lupica Vice Chairman; President, North America Insurance	2023	$969,231	$3,100,000	$5,000,142	—	$561,533	$9,630,906
	2022	$938,461	$2,814,000	$3,750,123	$974,946	$552,480	$9,030,010
	2021	$900,000	$2,650,000	$3,647,665	$783,668	$469,214	$8,450,547
Juan Luis Ortega President, Overseas General Insurance	2023	$838,462	$1,650,000	$1,713,858	$628,431	$676,099	$5,506,850
Sean Ringsted Chief Digital Business Officer	2023	$837,500	$1,185,000	$1,612,687	$591,313	$2,339,434	$6,565,934

1
This column discloses the aggregate grant date fair value of stock awards granted during the year. This column includes time-based restricted stock as well as performance shares for which the target amount is included. For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.” Additional detail regarding stock awards made in 2023 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement. Assuming the highest level of performance is achieved, which would result in Premium Award vesting of (i) 100% of target performance shares awarded in 2023 to Messrs. Greenberg, Enns, Keogh, Lupica and Ortega, and 65% of target performance shares awarded to Mr. Ringsted, and (ii) 65% of target performance shares awarded in 2022 and 2021 (i.e., all Target Awards and Premium Awards), the aggregate grant date fair value of the stock awards set forth in the table above would be:

	2023	2022	2021
Evan G. Greenberg	$31,300,012	$19,181,516	$16,706,278
Peter C. Enns	$5,200,398	$2,677,550	$3,678,392
John W. Keogh	$14,000,398	$8,662,581	$6,434,969
John J. Lupica	$10,000,284	$6,187,643	$5,368,649
Juan Luis Ortega	$2,999,251	—	—
Sean Ringsted	$2,398,900	—	—
The Target Awards granted in 2020 met relevant performance criteria and cliff-vested as scheduled. Target Awards granted to NEOs in 2020 earned a Premium Award of 100% (65% of the Target Awards granted) based on Cumulative Performance exceeding the 75th percentile and three-year TSR meeting or exceeding the 55th percentile. The table below shows the value realized on vesting of those Premium Awards at the respective three-year anniversary dates for the 2020, 2019 and 2018 grants. The Target Awards granted to NEOs in 2019 and 2018 earned a Premium Award of 100% (65% of the Target Award).
	2020 Grant Vested in 2023	2019 Grant Vested in 2022	2018 Grant Vested in 2021
Evan G. Greenberg	$6,541,216	$6,962,921	$5,008,746
Peter C. Enns	—	—	—
John W. Keogh	$2,217,274	$2,130,732	$1,494,900
John J. Lupica	$1,368,439	$1,040,284	$550,554
Juan Luis Ortega	$465,297	—	—
Sean Ringsted	$649,308	—	—

2
This column discloses the aggregate grant date fair value of stock option awards granted during the year. Option values are based on the grant date fair market value computed in accordance with FASB ASC Topic 718. Additional detail regarding stock option awards made in 2023 is provided in the Grants of Plan-Based Awards table below in this section of the proxy statement.

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Executive Compensation — Summary Compensation Table
3
As detailed in the table below, this column includes perquisites and other personal benefits, consisting of the following:

•
Perquisites including retirement plan contributions, personal use of Company aircraft, chartered helicopter and Company apartment, and miscellaneous other benefits detailed below.

–
We calculate our incremental cost for personal use of corporate and chartered aircraft based on our variable operating costs, including fuel, crew travel, landing/ramp fees, catering, international handling and deadhead flights. We include in this table amounts for personal use of corporate aircraft by all NEOs who make personal use of the corporate aircraft, less amounts reimbursed in accordance with applicable FAA regulations. Mr. Greenberg may reimburse the Company for his personal use of corporate aircraft pursuant to an Aircraft Time Sharing Agreement, and such reimbursed amounts are not perquisites and are not included in the table below. For additional information on this agreement, see page 85 of this proxy statement. The Board of Directors requires Mr. Greenberg to use corporate aircraft for all travel whenever practicable for security reasons and in light of the international nature of the Company’s business. For all other NEOs, personal use of the corporate aircraft was limited to space available on normally scheduled management business flights.

–
Other personal benefits including housing allowance.

–
Mr. Ringsted is a citizen of Great Britain and not the US and lives in Bermuda at our request. He receives certain tax reimbursements as part of a standard expatriate package consistent with packages given to our other expatriate executives resident in Bermuda. We do not pay tax reimbursements or gross-ups to our U.S.-based NEOs, except that, in 2023, Mr. Ortega received certain tax reimbursements as part of his employment package established when his role was based outside the U.S. and prior to becoming an executive officer. Mr. Ortega no longer receives such tax reimbursements, which were discontinued as of the end of 2023.

–
Our contributions to retirement plans consist of matching and non-contributory employer contributions for 2023, 2022 and 2021.

Name	Year	Housing Allowance	Private Aircraft Usage	Misc. Other Benefits1	Tax Reimbursements	Retirement Plan Contribution
Evan G. Greenberg	2023	—	$298,363	$52,948	—	$1,110,000
	2022	—	$302,815	$33,822	—	$1,068,000
	2021	—	$269,494	$37,739	—	$852,000
Peter C. Enns	2023	$144,000	—	$69,916	—	$80,585
	2022	$144,000	$107	$28,831	—	$79,200
	2021	$117,300	$266	$19,492	—	$58,486
John W. Keogh	2023	—	—	$49,678	—	$511,311
	2022	—	$165	$36,644	—	$488,227
	2021	—	$6,934	$36,412	—	$421,248
John J. Lupica	2023	—	—	$107,545	—	$453,988
	2022	—	$917	$120,948	—	$430,615
	2021	—	—	$94,850	—	$374,364
Juan Luis Ortega	2023	$108,000	—	$107,519	$184,165	$276,415
Sean Ringsted	2023	—	—	$63,681	$2,043,253	$232,500

1
This column consists of the following: (i) for Mr. Greenberg, use of corporate apartment, executive medical coverage, long service award and matching contributions made under our matching charitable contributions program; and (ii) for all other NEOs, club memberships, financial planning, tax services, executive medical coverage, use of corporate apartment, matching contributions made under our matching charitable contributions program, car allowance or car lease and car maintenance allowance, relocation expenses and dependent education.

Employment Arrangements
Each of our NEOs receives an annual salary with the opportunity for an annual discretionary short-term cash and long-term equity awards. Base salaries for NEOs are adjusted as described in Compensation Discussion & Analysis. Each NEO also receives customary executive benefits, such as participation in our current benefit and insurance plans, and certain perquisites, which may include some or all of a housing allowance, car allowance, car loan and club dues.
Other than as described herein, no material terms of offer letters entered into with any of our NEOs at the start of their employment remain in effect. Mr. Enns commenced employment with Chubb in 2021 and was appointed Chief Financial Officer effective July 1, 2021. Under the terms of Mr. Enns’s offer letter, and as a buyout or replacement of a portion of his unvested deferred cash and equity and a bonus he forfeited upon leaving his prior employer, he received a special equity grant upon joining the Company in 2021 valued at $3,680,000 in the form of $2,160,000 in time-based restricted stock, $920,000 in performance shares and $600,000 in stock options. These equity grants are reflected in the Summary Compensation Table for 2021, for which the stock options are valued at the grant date fair market value computed in accordance with FASB ASC Topic 718.
Furthermore, our Swiss Executive Management entered into non-compete agreements that are described below in “Potential Payments Upon Termination or Change in Control”.
In addition, in connection with the Company’s Swiss domestication, and for the sole purpose of documentation of work that is expected to be performed in Switzerland, the Company entered into employment agreements with each member of Executive Management. These employment agreements did not change these officers’ responsibilities to the Chubb group of companies or
122	Chubb Limited 2024 Proxy Statement

Executive Compensation — Summary Compensation Table
their aggregate compensation from the Chubb group of companies. These employment agreements formally establish that these officers have responsibilities directly with Chubb Limited as a Swiss company and will receive compensation specifically for work performed in Switzerland.
These employment agreements generally specify that these officers:
•
are employees of the Swiss parent company,

•
will receive compensation allocable to such employment agreement (as opposed to compensation allocable to their work for other Chubb companies) that reflects, depending on the executive, 5% or 10% of the total compensation such officer is currently receiving, and

•
will work a portion of their time in Switzerland for Chubb Limited approximating, depending on the executive, 5% or 10% of their annual work calendar.

The Company may use the same form of employment agreement for these officers to allocate a percentage of their salaries to other subsidiaries of the Company. Certain of our NEOs’ employment terms allocate a percentage of their compensation to the US, Bermuda and Switzerland, depending on the portion of time worked in those jurisdictions.
Employee Stock Purchase Plan
We maintain a broad-based employee stock purchase plan, which gives our eligible employees the right to purchase our Common Shares through payroll deductions at a purchase price that reflects a 15% discount to the market price of our Common Shares. No participant may purchase under this plan more than 10% of the participant’s compensation in a subscription period, and no more than $25,000 in value of Common Shares in any calendar year. One of our NEOs participated in our employee stock purchase plan in 2023.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements are in furtherance of our Articles of Association that allow us to indemnify our directors and officers to the fullest extent permitted by applicable law as well as NYSE and SEC regulations. The indemnification agreements provide for indemnification arising out of specified indemnifiable events, such as events relating to the fact that the indemnitee is or was one of our directors or officers or is or was a director, officer, employee or agent of another entity at our request or relating to anything done or not done by the indemnitee in such a capacity, including indemnification relating to the government investigation of industry practices. The indemnification agreements provide for advancement of expenses. These agreements provide for mandatory indemnification to the extent an indemnitee is successful on the merits. The indemnification agreements set forth procedures relating to indemnification claims. To the extent we maintain general or directors’ and officers’ liability insurance, the agreements provide that the indemnitee shall be covered by such policies to the maximum extent of the coverage available for any of our directors or officers.
Chubb Limited 2024 Proxy Statement	123

Executive Compensation — Grants of Plan-Based Awards
Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to the NEOs during the calendar year ended December 31, 2023. Because the Compensation Committee made plan-based awards at its February 2024 meeting which it intended as compensation for 2023, we have included those grants in this table along with grants made during 2023.
		Estimated Future Payouts Under Equity Incentive Plan Awards2		All Other Stock Awards; Number of Shares of Stock or Units3	All Other Option Awards; Number of Securities Underlying Options4	Exercise or Base Price of Option Award	Grant Date Fair Value of Stock and Option Awards5
Name	Grant Date1	Target	Maximum
Evan G. Greenberg	February 26, 2024	68,082	136,164	—			$17,350,017
	February 23, 2023	75,024	150,048	—			$15,650,006
Peter C. Enns	February 26, 2024	12,263	24,526	—			$3,125,103
	February 23, 2023	12,465	24,930	—			$2,600,199
John W. Keogh	February 26, 2024	30,804	61,608	—			$7,850,091
	February 23, 2023	33,558	67,116	—			$7,000,199
John J. Lupica	February 26, 2024	20,896	41,792	—			$5,325,137
	February 23, 2023	23,970	47,940	—			$5,000,142
Juan Luis Ortega	February 26, 2024	5,519	11,038	1,840			$1,875,368
	February 26, 2024				9,811	$254.84	$714,045
	February 23, 2023	6,162	12,324	2,054			$1,713,858
	February 23, 2023				10,954	$208.60	$628,431
Sean Ringsted	February 26, 2024	5,188	8,560	1,730			$1,762,983
	February 26, 2024				9,222	$254.84	$671,177
	February 23, 2023	5,798	9,567	1,933			$1,612,687
	February 23, 2023				10,307	$208.60	$591,313

1
As stated above, the Compensation Committee intended awards granted in February 2024 as compensation for 2023. The Compensation Committee intended awards granted in February 2023 as compensation for 2022. Therefore, we also disclosed these awards in our 2023 proxy statement.

2
The terms of performance share and performance stock unit awards, including the performance criteria for vesting, are described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.” The Target column of this table corresponds to Target Awards, and the Maximum column refers to the maximum possible Target and Premium Awards. During the restricted period, the NEOs are entitled to vote both the time-based restricted stock and performance share Target Awards, but not performance share Premium Awards, performance stock units or restricted stock units. Dividends on performance shares and dividend equivalents on performance stock units are accumulated and distributed only when the shares are delivered.

3
Time-based restricted stock and restricted stock units vest on the first, second, third and fourth anniversary dates of the grant.

4
Stock options vest on the first, second and third anniversary dates of the grant.

5
This column discloses the aggregate grant date fair market value computed in accordance with FASB ASC Topic 718. For all assumptions used in the valuation, see note 16 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

124	Chubb Limited 2024 Proxy Statement

Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2023.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested1	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested1
Evan G. Greenberg	98,181*	—	$96.76	02/27/2024
	102,787*	—	$114.78	02/26/2025
	99,662*	—	$118.39	02/25/2026
	84,892*	—	$139.01	02/23/2027
	82,471*	—	$143.07	02/22/2028
	91,846*	—	$133.90	02/28/2029
	89,929	—	$150.11	02/27/2030
	54,560	27,279	$164.94	02/25/2031
	25,959	51,915	$199.03	02/24/2032	4,215	$952,590	194,819	$44,029,094
Peter C. Enns	10,064	5,031	$158.99	04/01/2031
	4,020	8,038	$199.03	02/24/2032	8,487	$1,918,062	25,035	$5,657,910
John W. Keogh	34,103	—	$114.78	02/26/2025
	34,628	—	$118.39	02/25/2026
	31,295	—	$139.01	02/23/2027
	27,970	—	$143.07	02/22/2028
	31,937	—	$133.90	02/28/2029
	34,639	—	$150.11	02/27/2030
	21,016	10,507	$164.94	02/25/2031
	11,724	23,445	$199.03	02/24/2032	2,207	$498,782	83,581	$18,889,306
John J. Lupica	26,350	—	$114.78	02/26/2025
	26,605	—	$118.39	02/25/2026
	23,957	—	$139.01	02/23/2027
	21,412	—	$143.07	02/22/2028
	24,269	—	$133.90	02/28/2029
	23,515	—	$150.11	02/27/2030
	14,268	7,132	$164.94	02/25/2031
	8,375	16,746	$199.03	02/24/2032	4,852	$1,096,552	58,864	$13,303,264
Juan Luis Ortega	3,921	—	$114.78	02/26/2025
	6,504	—	$118.39	02/25/2026
	5,324	—	$139.01	02/23/2027
	5,137	—	$143.07	02/22/2028
	5,862	—	$133.90	02/28/2029
	7,994	—	$150.11	02/27/2030
	5,658	2,829	$164.94	02/25/2031
	3,517	7,034	$199.03	02/24/2032
	—	10,954	$208.60	02/23/2033	4,933	$1,114,858	16,873	$3,813,298
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Executive Compensation — Outstanding Equity Awards at Fiscal Year End
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested1	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested1
Sean Ringsted	12,413	—	$114.78	02/26/2025
	12,669	—	$118.39	02/25/2026
	11,151	—	$139.01	02/23/2027
	10,096	—	$143.07	02/22/2028
	11,186	—	$133.90	02/28/2029
	11,158	—	$150.11	02/27/2030
	6,770	3,384	$164.94	02/25/2031
	3,518	7,033	$199.03	02/24/2032
	—	10,307	$208.60	02/23/2033	5,203	$1,175,878	17,477	$3,943,022

*
Includes options to acquire Common Shares that were gifted to entities for which adult family members of Mr. Greenberg are beneficiaries. Mr. Greenberg retains the power to exercise such options in accordance with the option terms.

1
Based on the closing market price of our Common Shares on December 29, 2023 of $226.00 per share.

Contingent on continued employment and, in some circumstances, satisfaction of specified performance targets, the vesting dates for the awards described in the Outstanding Equity Awards at Fiscal Year End table are as follows:
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
Evan G. Greenberg	2/24/2024	25,958	—	—
	2/25/2024	27,279	—	61,386
	2/27/2024	—	4,215	—
	2/24/2025	25,957	—	58,409
	2/23/2026	—	—	75,024
Peter C. Enns	2/24/2024	4,020	566	—
	4/01/2024	5,031	3,396	5,787
	2/24/2025	4,018	565	6,783
	4/01/2025	—	3,396	—
	2/23/2026	—	—	12,465
	2/24/2026	—	564	—
John W. Keogh	2/24/2024	11,723	—	—
	2/25/2024	10,507	—	23,645
	2/27/2024	—	2,207	—
	2/24/2025	11,722	—	26,378
	2/23/2026	—	—	33,558
John J. Lupica	2/24/2024	8,373	—	—
	2/25/2024	7,132	—	16,052
	2/27/2024	—	1,763	—
	7/01/2024	—	1,545	—
	2/24/2025	8,373	—	18,842
	7/01/2025	—	1,544	—
	2/23/2026	—	—	23,970
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Executive Compensation — Outstanding Equity Awards at Fiscal Year End
Name	Vest Date	Number of Securities Underlying Unexercised Options Unexercisable	Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested1
Juan Luis Ortega	2/23/2024	3,652	514	—
	2/24/2024	3,517	495	—
	2/25/2024	2,829	398	4,775
	2/27/2024	—	599	—
	2/23/2025	3,651	514	—
	2/24/2025	3,517	495	5,936
	2/25/2025	—	398	—
	2/23/2026	3,651	513	6,162
	2/24/2026	—	494	—
	2/23/2027	—	513	—
Sean Ringsted	2/23/2024	3,436	485	—
	2/24/2024	3,517	495	—
	2/25/2024	3,384	476	5,713
	2/27/2024	—	836	—
	2/23/2025	3,436	483	—
	2/24/2025	3,516	494	5,936
	2/25/2025	—	475	—
	2/23/2026	3,435	483	5,798
	2/24/2026	—	494	—
	2/23/2027	—	482	—

1
The vesting date for the securities specified in this column is the later of (a) the “Vest Date” specified for such securities in this table and (b) the date when the Compensation Committee formally confirms vesting pursuant to the process further described in “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.”

Option Exercises and Stock Vested

The following table sets forth information concerning option exercises by, and vesting of restricted stock and performance share awards of, our NEOs during 2023.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise1	Number of Shares Acquired on Vesting2	Value Realized on Vesting3
Evan G. Greenberg	—	—	91,992	$18,405,782
Peter C. Enns	—	—	3,963	$779,005
John W. Keogh	1,033	$107,814	32,537	$6,525,341
John J. Lupica	—	—	22,591	$4,528,681
Juan Luis Ortega	1,508	$183,783	8,529	$1,728,309
Sean Ringsted	12,057	$1,403,964	10,934	$2,207,560

1
The value of an option is the difference between (a) the fair market value of one of our Common Shares on the exercise date and (b) the exercise price of the option.

2
Of Common Shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Target Awards on May 17, 2023: Mr. Greenberg (50,588 shares), Mr. Keogh (17,148 shares), Mr. Lupica (10,583 shares), Mr. Ortega (3,598 shares) and Mr. Ringsted (5,022 shares). These amounts consist of performance share awards granted in February 2020, which cliff-vested at the end of the three-year anniversary. Of shares acquired on vesting, the following numbers were respectively acquired due to vesting of performance share Premium Awards granted in February 2020: Mr. Greenberg (32,882 shares), Mr. Keogh (11,146 shares), Mr. Lupica (6,879 shares), Mr. Ortega (2,339 shares) and Mr. Ringsted (3,264 shares). The Target Awards granted to NEOs in February 2020 earned a Premium Award of 100% (65% of the Target Award) based on cumulative performance exceeding the 75th percentile and three-year TSR meeting or exceeding the 55th percentile. For information on performance targets and vesting, see “Compensation Discussion & Analysis — How We Determine Total Direct Compensation Pay Mix — Equity Compensation.”

Chubb Limited 2024 Proxy Statement	127

Executive Compensation — Option Exercises and Stock Vested
3
The value of a performance share or share of restricted stock upon vesting is the fair market value of one of our Common Shares on the vesting date. If vesting occurs on a day on which the New York Stock Exchange is closed, the value realized on vesting is based on the closing price on the open market day prior to the vesting date.

Nonqualified Deferred Compensation

The following table sets forth information about nonqualified deferred compensation of our NEOs.
	Executive Contributions in Last FY	Registrant Contributions in Last FY1	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE2
Evan G. Greenberg	$902,500	$1,076,700	$768,815	—	$16,751,943
Peter C. Enns	$67,039	$50,885	$30,494	—	$329,056
John W. Keogh	$403,592	$471,711	$1,447,608	—	$14,273,928
John J. Lupica	$355,823	$414,388	$3,020,689	—	$21,610,472
Juan Luis Ortega	$207,846	$236,815	$256,182	—	$2,225,443
Sean Ringsted	$116,250	$232,500	$222,994	—	$5,728,978

1
The amounts shown in this column are also included in the Summary Compensation Table for 2023 in the All Other Compensation column.

2
Of the totals shown in this column, the following amounts are also included in the Summary Compensation Table for 2023, 2022 and 2021: Evan G. Greenberg ($2,937,000), Peter C. Enns ($135,021), John W. Keogh ($1,309,786), John J. Lupica ($1,147,967), Juan Luis Ortega ($236,815) and Sean Ringsted ($232,500).

Chubb INA Holdings LLC, a subsidiary of the Company (previously known as Chubb INA Holdings Inc. prior to its conversion to a Delaware limited liability company on March 26, 2024), sponsors a total of three nonqualified deferred compensation plans in which the NEOs participate. Three of these plans — the Chubb US Supplemental Employee Retirement Plan, the Chubb US Deferred Compensation Plan, and the Chubb Deferred Stock Unit Plan — are unfunded, nonqualified plans designed to benefit employees who are highly compensated or part of a select group of management. Chubb INA Holdings LLC sets aside assets in rabbi trusts to fund the obligations under these plans. The funding (inclusive of investment returns) of the rabbi trusts generally attempts to mirror the participants’ hypothetical earnings under each plan, where relevant.
A fourth nonqualified deferred compensation plan in which an NEO participates is the Chubb Bermuda Employee Retirement Plan, which is, from a U.S. tax perspective, a nonqualified retirement plan. The Chubb Bermuda Employee Retirement Plan is a broad-based plan sponsored by Chubb Limited in which all Chubb Bermuda-based employees who are non-U.S. citizens participate. All assets are held in trust for participants.
Participants in the Chubb US Supplemental Employee Retirement Plan contribute to such plans only after their contributions to tax-qualified plans are capped under one or more Internal Revenue Code provisions. Participants in the Chubb US Deferred Compensation Plan may defer additional amounts of salary or cash bonuses with deferred amounts credited to these plans. Up to 50% of salary and up to 100% of cash bonuses are eligible for deferral under the Chubb US Deferred Compensation Plan. Participants in the Chubb Deferred Stock Unit Plan may defer vested PSU and RSU awards to the extent such awards are U.S.-allocated compensation, with deferred amounts and related dividend equivalents credited to the plan. Awards credited to the Chubb Deferred Stock Unit Plan provide participants the option to diversify credited awards into specific notional fund investment options, subject to the plan’s terms and conditions. NEOs are not treated differently from other participants under these plans. Certain Bermuda-based employees, among them NEOs, participate under the Chubb INA Holdings LLC nonqualified plans; however, as noted above, for the Chubb Deferred Stock Unit Plan, only U.S.-allocated PSUs and RSUs are eligible for deferral by participants.
For more information on our nonqualified deferred compensation plans, see the section of this proxy statement titled “Potential Payments upon Termination or Change in Control — Nonqualified Retirement Plans and Deferred Compensation Plans.”
128	Chubb Limited 2024 Proxy Statement

Executive Compensation — Potential Payments upon Termination or Change in Control
Potential Payments upon Termination or Change in Control

The table below contains estimates of potential payments to each of our NEOs upon termination of employment or a change in control under current employment arrangements and other compensation programs, assuming the termination or change of control event occurred on December 31, 2023. Pursuant to our Articles of Association, we entered into non-compete agreements with our Executive Management and terminated our Severance Plan with respect to Executive Management. Following the table we have provided a brief description of such employment arrangements and other compensation programs, including the non-compete agreements.
Name	Cash Severance	Medical Continuation1	Retirement Plan Continuation	Value of Accelerated & Continued Equity and Performance Awards2
Evan G. Greenberg
Separation without cause	$19,333,333	$32,144	—	$31,092,063
Change in control	—	—	—	$48,047,487
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$48,047,487
Peter C. Enns
Separation without cause	$4,931,000	$39,223	—	$5,185,330
Change in control	—	—	—	$8,129,884
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$8,129,884
John W. Keogh
Separation without cause	$8,671,400	$39,428	—	$13,077,849
Change in control	—	—	—	$20,661,957
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$20,661,957
John J. Lupica
Separation without cause	$7,659,333	$39,347	—	$9,869,716
Change in control	—	—	—	$15,286,936
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$15,286,936
Juan Luis Ortega
Separation without cause	—	—	—	—
Change in control	—	—	—	$5,481,201
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$5,481,201
Sean Ringsted
Separation without cause	—	—	—	—
Change in control	—	—	—	$5,694,549
Separation for cause	—	—	—	—
Retirement	—	—	—	—
Death or disability	—	—	—	$5,694,549

1
The value of medical continuation benefits is based on the medical insurance premium rates payable by the Company and applicable to the NEOs as of year-end 2023.

2
Based on the closing market price of our Common Shares on December 29, 2023 of $226.00 per share.

The table above does not duplicate aggregate balance amounts disclosed in “Executive Compensation — Nonqualified Deferred Compensation” including amounts that may become payable on an accelerated timeline due to termination of employment or a change in control as described in “— Nonqualified Retirement Plans and Deferred Compensation Plans”.
Chubb Limited 2024 Proxy Statement	129

Executive Compensation — Potential Payments upon Termination or Change in Control
Non-Competition Agreements

Our Articles of Association specify a maximum 12-month duration and notice period for compensation-related agreements with Executive Management. In addition, the Articles permit the Company to enter into post-employment non-competition agreements with members of Executive Management for a term of up to two years after termination of employment. We entered into non-compete agreements with our Executive Management (and Mr. Lupica, who was a member of Executive Management in 2015) and terminated our Severance Plan with respect to such persons. Our Severance Plan remains in effect with respect to all other participants.
These non-compete agreements prohibit the above-mentioned executives from engaging in, or soliciting clients, customers and employees of the Company in connection with, any business competitive with the Company for a period of 24 months following termination of employment. The non-compete agreements’ restrictions take effect if the Company terminates the executive’s employment. In addition, if the termination is for reasons other than disability, gross negligence or willful misconduct, in exchange for complying with the agreement’s restrictions, and subject to the maximum limitation set forth under Swiss law, the executive will receive a payment equal to the sum of (i) two times annual base salary, (ii) two times the average of the bonuses paid to the executive for the prior three years, and (iii) an amount equal to 24 months of the Company’s portion of the health and dental premium payments. In exchange for complying with the agreement’s restrictions executives will also receive a pro rata bonus for the year of termination and 24 months of continued vesting of certain equity awards granted before the date of termination. The executives forfeit their rights to the payment and continued vesting, and they must repay amounts already paid in cash or the value of shares received through equity awards, if applicable, if they violate any provision of the non-compete agreement. The non-compete agreements also require the executive to sign a waiver and release to receive payment and continued vesting.
Nonqualified Retirement Plans and Deferred Compensation Plans

All the NEOs participate in one or more nonqualified defined contribution retirement plans or deferred compensation plans through a Chubb employer. A change in control under the current provisions of the plans discussed below will not result in a distributable event in and of itself; however, the Chubb Deferred Stock Unit Plan provides participating executives with the opportunity to make an election to receive a distribution on a change in control. Further, whether an NEO’s termination is with or without cause does not impact entitlement to benefits under any of the nonqualified plans. Below is an overview of each plan.

Chubb US Supplemental Employee Retirement Plan
This is a nonqualified retirement plan for a select group of employees who are generally higher paid.
Bermuda-based employees who are also employed by a United States employer participate in the Plan.

•
Contributions to this plan are made where Internal Revenue Code provisions limit the contributions of these employees under the Chubb US 401(k) Plan.

•
Contributions credited to this supplemental plan mirror the employee contributions and employer matching contributions that would have been made under the Chubb US 401(k) Plan and the non-discretionary 6% employer contribution that would have been made under the Chubb US 401(k) Plan but for the limits imposed by the Internal Revenue Code.

•
Vesting: Upon completion of two years of service, a participant vests in the employer contributions under this supplemental plan.

•
Distributions: After termination of employment, regardless of age or reason for termination. Distributions are generally made, or commence, if elected to be paid over more than one year, in February of the year following the participant’s termination of employment, subject to restrictions imposed by Internal Revenue Code Section 409A.

•
Chubb credits employer contributions once each year for participants employed on December 31.

130	Chubb Limited 2024 Proxy Statement

Executive Compensation — Potential Payments upon Termination or Change in Control

Chubb US Deferred
Compensation Plan
This is a nonqualified deferred compensation plan for a select group of employees who are generally higher paid that permits them to defer the receipt of a portion of their compensation.

•
Participants generally elect the time and form of payment at the same time that they elect to defer compensation. Participants may elect:

–
to receive distributions at a specified date or at termination of employment;

–
to receive distributions in the form of a lump sum or periodic payments;

–
a different distribution date and form of payment each time they elect to defer compensation. The new date and payment form will apply to the compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
Chubb credits employer contributions once each year for participants employed on December 31.

•
The plan also credits employer contributions that would have been made or credited to the Chubb US 401(k) Plan or the Chubb US Supplemental Retirement Plan if the employee had received the compensation rather than electing to defer it, subject to the same vesting period as those plans.

Chubb Deferred Stock Unit Plan
This is a nonqualified deferred compensation sub-plan of the Chubb Limited 2016 Long-Term Incentive Plan for a select group of employees who are granted performance stock units (PSUs) or a mix of performance stock units and restricted stock units (RSUs).
PSUs and RSUs are only eligible for deferral to the extent such awards are US-allocated compensation.

•
Participants may elect to defer up to 100% of their PSU and RSU awards (and associated dividend equivalents) to the extent such awards are US-allocated compensation.

•
Participants will elect the time and form of payment at the same time that they elect to defer awards. Participants may elect:

–
to receive distributions at a specified date or at termination of employment;

–
to receive distributions in the form of a lump sum or periodic payments;

–
to receive a distribution upon a change in control; and

–
a different distribution date and form of payment each time they elect to defer new awards. The new date and payment form will apply to equity compensation that is the subject of the new deferral election.

•
For plan amounts subject to Internal Revenue Code Section 409A, the plan imposes additional requirements on the time and form of payments.

•
Earnings or losses credited to a participant’s notional plan account are based on the performance of notional investments and any credited dividend equivalents. All amounts credited to the plan will initially be notionally invested in Common Shares. However, participants have the option to change their notional investment from Common Shares to a pre-set investment fund lineup, subject to certain limitations and timing requirements.

Chubb Bermuda Employee Retirement Plan
This is a broad-based plan in which all Chubb Bermuda-based employees who are non-U.S. citizens participate. It is a nonqualified retirement plan from a U.S. tax perspective.

•
The plan provides for a matching employer contribution of up to 6% of compensation, as well as a noncontributory 6% employer contribution.

•
Bermudians participate in the plan over and above their participation in Bermuda’s National Pension Scheme Plan.

•
Subject to certain exceptions, benefits may be paid upon termination of employment once the participant has attained age 55. Benefits may be paid in a single sum or in the form of periodic distributions over the life expectancy of the participant.

Chubb Limited 2024 Proxy Statement	131

Executive Compensation — Potential Payments upon Termination or Change in Control
Long-Term Equity Plans

All the NEOs participate in one or more long-term equity plans. Awards under the equity plans are generally subject to vesting, as set by the Compensation Committee as a part of each award. In general, the awards vest and are exercisable, where applicable, without regard to whether the NEO’s termination is considered with or without cause.
Awards for our NEOs and other executive officers are subject to the terms and conditions of our clawback policies. Additionally, award agreements for these officers also contain a non-solicitation provision prohibiting the officer during the year following his or her separation from Chubb from soliciting or accepting insurance or reinsurance business from Chubb’s customers, agents or brokers that the officer (or the officer’s reports) recently communicated with or had access to confidential information about, and also from soliciting or hiring any of our employees.
Generally, all options and awards vest upon termination of employment due to death or disability. An NEO is disabled for purposes of accelerating vesting when the NEO, under the relevant employer-sponsored long-term disability plan, is determined to be disabled. If the NEO is not eligible to participate in an employer-sponsored disability plan, then the Compensation Committee makes this determination by applying standards similar to those applied under a disability plan. In making these determinations, the definition of disability is modified, where necessary, to comply with Internal Revenue Code Section 409A.
Equity-based compensation for all our NEOs will vest in the event of a change of control only if we terminate the participant’s employment without cause or if the participant resigns for good reason during the six-month period immediately before a change in control or during the two-year period immediately following a change in control (double-trigger vesting).
Generally, incentive stock options must be exercised within three months of the date of termination of employment. Upon termination of employment due to death or disability, the exercise period is extended to one year following the termination of employment. Upon retirement, the exercise period for the retiree is extended so that the termination is deemed to have occurred on the ten-year anniversary of the option grant date or, if earlier, the date of the retiree’s death.
In addition, for employees who meet certain criteria, unvested awards will continue to vest after retirement. To qualify for continued vesting, employees must be at least age 62 with 10 or more years of service, retire in good standing, sign an agreement and release as presented by the Company, and, for the Premium Award portion of PSU and performance share grants, provide the Company appropriate notice when retirement occurs within six months of the grant date.
For purposes of our long-term equity plans, change in control means:
•
a person becomes a “beneficial owner” (as such term is used in Rule 13d-3 of the Exchange Act) of 50% or more of the voting stock of Chubb;

•
the majority of the Board consists of individuals other than incumbent directors (meaning the members of the Board on the effective date of the change in control); provided that any person becoming a director after that date, whose election or nomination for election was supported by three-quarters of the incumbent directors, will be considered to be an incumbent director;

•
Chubb adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

•
all or substantially all of the assets or business of Chubb is disposed of due to a merger, consolidation or other transaction unless the shareholders of Chubb, immediately prior to such merger, consolidation or other transaction, beneficially own, directly or indirectly (in substantially the same proportion as they owned the voting stock of Chubb), all of the voting stock or other ownership interests of the entity or entities, if any, that succeed to the business of Chubb; or

•
Chubb combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of Chubb immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the combined company.

For the purpose of this definition of change in control:
An “affiliate” of a person or other entity means a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.
“Voting stock” means capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.
When determining if a change in control has occurred, where necessary, the definition of change in control is modified to comply with Internal Revenue Code Section 409A.

132	Chubb Limited 2024 Proxy Statement

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
U.S. SEC Pay Versus Performance Disclosure

This section sets forth the pay versus performance disclosure for the years 2020-2023 in accordance with SEC regulations. This section also includes certain non-GAAP financial measures. These non-GAAP financial measures are core operating income, core operating return on equity, core operating return on tangible equity, P&C combined ratio and tangible book value per share growth. More information on the rationale for the use of these measures and reconciliations to U.S. GAAP can be found in the “Non-GAAP Financial Measures” section in this proxy statement.
The following sets forth the tabular pay versus performance disclosure required by SEC regulations, and includes measures that, in the Company’s assessment, are the most important financial performance measures used by the Company to link NEO “compensation actually paid” (as defined by SEC regulations) for the most recently completed fiscal year to Company performance.
Pay Versus Performance Table
Year	Summary Compensation Table total for PEO(a)	Compensation actually paid to PEO(a)(b)	Average Summary Compensation Table total for non-PEO named executive officers(a)	Average compensation actually paid to non-PEO named executive officers(a)(c)	Value of fixed $100 investment based on(d)		Chubb net income (in millions)	Core operating income (in millions)
					Total shareholder return	Peer group total shareholder return
2023	$27,661,317	$35,703,017	$7,867,777	$9,453,265	$156.73	$142.44	$9,028	$9,337
2022	$25,152,070	$44,160,566	$8,148,565	$12,454,746	$150.44	$133.77	$5,246	$6,429
2021	$23,181,184	$42,028,742	$7,014,834	$10,960,083	$129.69	$115.42	$8,525	$5,586
2020	$20,328,167	$14,619,607	$6,700,291	$5,454,658	$101.42	$93.94	$3,533	$3,313
Additional Company Financial Performance Measures
Year	Core operating return on equity	Core operating return on tangible equity	P&C combined ratio	Tangible book value per share growth
2023	15.4%	24.2%	86.5%	21.3%
2022	11.1%	17.0%	87.6%	-20.4%
2021	9.9%	15.3%	89.1%	7.6%
2020	6.2%	9.8%	96.1%	12.2%

(a)
The principal executive officer (PEO) for each year reflected in the table is Evan G. Greenberg, the Company’s Chairman and CEO. The non-PEO NEOs are John W. Keogh, John J. Lupica, Peter C. Enns (for years 2021, 2022 and 2023 only), Juan Luis Ortega (for year 2023 only), Sean Ringsted (for year 2023 only), Paul J. Krump (for years 2020, 2021 and 2022 only) and Philip V. Bancroft (for years 2020 and 2021 only).

(b)
For Mr. Greenberg, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period1	Total
2023	$27,661,317	$(15,650,006)	$16,955,424	$423,109	$(2,704,453)	$9,017,626	$35,703,017
2022	$25,152,070	$(14,647,433)	$18,365,019	$6,082,084	$1,955,057	$7,253,769	$44,160,566
2021	$23,181,184	$(13,121,951)	$16,059,140	$7,561,095	$1,856,572	$6,492,703	$42,028,742
2020	$20,328,167	$(12,042,356)	$13,053,849	$(53,169)	$(11,308,342)	$4,641,458	$14,619,607

1
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with US GAAP. For 2023, 2022, 2021 and 2020, the table reflects performance share Premium Awards granted in 2021, 2020, 2019 and 2018, respectively.

Chubb Limited 2024 Proxy Statement	133

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
(c)
For the other NEOs, the following are the amounts deducted from and added to the Summary Compensation Table amount to derive the “average compensation actually paid” as determined in accordance with SEC regulations:

Year	Summary Compensation Table total	Stock and option awards granted during year and included in the Summary Compensation Table	Year-end fair value of stock and option awards granted during year and included in the Summary Compensation Table	Change in fair value of stock and option awards granted in any prior year remaining unvested as of year-end	Change in fair value as of the vesting date of stock and option awards granted in any prior year	Year-end fair value of Premium Award shares at the end of three-year performance period1	Total2
2023	$7,867,777	$(3,829,366)	$4,169,896	$95,118	$(494,626)	$1,644,466	$9,453,265
2022	$8,148,565	$(4,134,431)	$5,183,762	$1,497,256	$459,212	$1,300,382	$12,454,746
2021	$7,014,834	$(3,592,519)	$4,424,191	$1,545,637	$357,278	$1,210,662	$10,960,083
2020	$6,700,291	$(3,121,085)	$3,383,235	$(14,102)	$(2,435,364)	$941,683	$5,454,658

1
Reflects year-end fair value of performance share Premium Awards at the end of the three-year performance period based on the probable outcome of satisfaction of performance criteria consistent with the fair value methodology to account for Premium Awards for financial reporting purposes in accordance with US GAAP. For 2023, 2022, 2021 and 2020, the table reflects performance share Premium Awards granted in 2021, 2020, 2019 and 2018, respectively.

2
No adjustment to the change in fair value of Mr. Krump’s pension benefit for 2020, 2021 and 2022 is required because benefit accruals in the Chubb Corp. Pension Plan and Chubb Corp. Pension Excess Benefit Plan were frozen effective as of December 31, 2019. Mr. Krump retired from the Company effective January 1, 2023.

(d)
For purposes of calculating cumulative total shareholder return (TSR) of the Company and peer group, (i) 2023 TSR is based on 2020-2023 results; (ii) 2022 TSR is based on 2020-2022 results, (iii) 2021 TSR is based on 2020-2021 results and (iv) 2020 TSR is based on 2020 results. The peer group used in this table is the Company’s Financial Performance Peer Group described elsewhere in this proxy statement. These companies for each period presented are The Allstate Corporation, American International Group, Inc., CNA Financial Corporation, The Hartford Financial Services Group, Inc., The Travelers Companies, Inc. and Zurich Insurance Group. The TSR of each company in the peer group has been weighted according to its respective stock market capitalization at the beginning of each period for which a TSR is provided. Calculations for both the Company and peer group include reinvested dividends.

Pay and Performance Alignment

In linking pay and performance, the Board primarily focuses on the following financial performance measures (presented alphabetically in the tabular list below):
Most Important Financial Performance Measures
Core operating income
Core operating return on equity
Core operating return on tangible equity
P&C combined ratio
Tangible book value per share growth
In addition to the above, our Board also evaluates 1-year and 3-year annualized TSR.
In determining NEO compensation for a particular year, the Compensation Committee conducts a holistic review of overall performance and considers the Company’s results on key financial metrics on an absolute basis and relative to its Financial Performance Peer Group. The Committee also considers achievement of operational and strategic goals. Our compensation practices are designed to reward both individual and Company performance across a number of measures and criteria. The Committee does not focus on only one performance measure or consider one measure the “most important”; rather, the Committee’s review encompasses a holistic analysis of Company performance across different measures that capture various elements of the Company’s performance, including operating income, underwriting performance, balance sheet strength, shareholder value creation, and achievement of strategic and operational objectives. The Committee believes this approach provides a more measured, consistent and appropriate basis on which to base compensation decisions. While the Committee does not consider one measure as the “most important”, the Committee determined that, for purposes of the SEC’s pay versus performance disclosure this year, core operating income should be considered the Company-Selected Measure because it most fully encapsulates amongst the key metrics the profitability of the full range of the Company’s business. To provide a more representative presentation of the Committee’s review and analysis, we also included the other key measures noted above that, together with core operating income, represent collectively the most important financial performance measures in linking “compensation actually paid” and Company performance.
The following charts further present the relationship between CEO and other NEO “compensation actually paid” (as determined in accordance with SEC regulations) and Company performance based on the amounts and calculations set forth in the tables at the beginning of this section. The Compensation Committee believes that compensation decisions for the CEO and other NEOs reflect the Company’s overall operating, strategic, financial and stock price performance, and thus are aligned with shareholders.

134	Chubb Limited 2024 Proxy Statement

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
Net Income and Core Operating Income to “Compensation Actually Paid”

$10B
$8B
$6B
$4B
$2B
Net Income and Core Operating Income
(In Billions)
Net Income
Core Operating Income
$3.5B
$3.3B
$8.5B
$5.6B
$6.4B
$5.2B
$9.3B
$9.0B
$14.6M
$5.5M
$42.0M
$11.0M
$44.2M
$12.5M
$35.7M
$9.5M
$50M
$40M
$30M
$20M
$10M
Compensation Actually Paid
(In millions)
2020
2021
2022
2023
CEO
Average Other NEO

Chubb Limited 2024 Proxy Statement	135

Executive Compensation — U.S. SEC Pay Versus Performance Disclosure
2020. Compensation for 2020 reflects the impacts of the COVID-19 pandemic and other catastrophe losses on financial results and the prudent but sizeable COVID-19 reserve adjustment taken in the second quarter of 2020. Financial results were strong and reflected solid earnings, but these impacts adversely affected performance. While the Compensation Committee also factored in the outstanding leadership, judgment and focus of the NEOs, for 2020 the Compensation Committee and Board reduced the CEO’s annual cash bonus 15% from 2019, and for the other NEOs, cash bonuses were reduced 9.4% on average.
2021. Company performance in 2021 was outstanding and improved upon 2020. 2021 results reflected then-record net income and core operating income, excellent premium revenue growth, an industry-leading P&C combined ratio, solid core operating ROE and core operating ROTE, good tangible book value per share growth and strong TSR results. Consequently, the Compensation Committee increased variable compensation for both the CEO and other NEOs for 2021 performance. The significant increase in stock price during and at year-end 2021 also increased the fair value of equity awards vesting during the year, as well as those granted in 2021 and prior years, contributing to an increase in “compensation actually paid” relative to the Summary Compensation Table amounts for the CEO and other NEOs.
2022. Company performance in 2022 was again excellent and reflected then-record core operating income, underwriting margin improvement and world-class underwriting performance as evidenced by a once-again industry-leading P&C combined ratio, and strong core operating ROE, core operating ROTE and TSR results. Tangible book value per share decreased compared to prior year, primarily due to the impact of rising interest rates on our investment portfolio and foreign currency adjustments. The Compensation Committee increased aggregate variable compensation for the CEO and other NEOs (other than Mr. Krump, who did not receive a long-term equity award for 2022 since he retired January 1, 2023). The significant increase in the Company’s stock price during and as of year-end 2022 increased the fair value of equity awards that vested during the year as well as those that were granted in prior years but remained unvested at year-end. This change in stock price contributed to an increase in “compensation actually paid” relative to the Summary Compensation Table amounts for the CEO and other NEOs for 2022 in a similar proportion as 2021.
2023. The Company delivered the best full-year financial performance in its history, reflecting records for core operating earnings, both on an absolute and per share basis, underwriting and investment income, P&C combined ratio, and core operating ROTE, and also had strong core operating ROE and TSR results. Tangible book value per share growth also significantly increased for the year. The Compensation Committee increased aggregate variable compensation for the CEO and other NEOs for 2023 performance. The increase in “compensation actually paid” relative to the Summary Compensation Table amounts for the CEO and other NEOs in the table above was primarily attributable to the inclusion of the year-end fair value of premium performance share awards due to the Company’s satisfaction of Company performance criteria relative to its peer group in accordance with the award terms.
For detailed information on the Compensation Committee’s decisions and rationale for determining total direct compensation of the CEO and other NEOs for 2023, see “How We Determine and Approve NEO Compensation” and “2023 NEO Total Direct Compensation and Performance Summary” in the Compensation Discussion & Analysis section of this proxy statement.
TSR versus peers. Company cumulative TSR over the 2020-2023, 2020-2022, 2020-2021 and 2020 periods in each case exceeded the cumulative TSR of our Financial Performance Peer Group by 10%, 12.5%, 12.4% and 8%, respectively. TSR performance relative to this peer group is also evidenced in the vesting of Premium Awards over and above the performance share Target Awards. For a description of the impact of TSR on the vesting of long-term equity awards, see “Executive Compensation — How We Determine Total Direct Compensation Pay Mix — Performance-Based Equity Awards — Target Awards and Premium Awards”.
Important Note. Several factors account for differences in “compensation actually paid” in this SEC pay versus performance disclosure section and amounts in the Summary Compensation Table. First, the majority of each of our NEO’s compensation is delivered in the form of equity awards to directly tie a significant portion of compensation to medium- and long-term Company performance. In the case of performance shares, these awards cliff-vest at the end of a three-year performance period if established performance criteria are met. Time-based restricted stock and stock options vest over four and three years from date of grant, respectively. As a result, a significant portion of NEO compensation is subject to stock price movement over time, and in the case of a year in which there is strong stock price performance, it will drive an increase in “compensation actually paid”, particularly when the fair value of awards granted for prior years’ compensation are included in the current year compensation total. The amounts disclosed would therefore exceed the Summary Compensation Table amounts due to stock price and Company performance delivering over the short-, medium- and long-term, further substantiating that our compensation program and the decisions made by the Compensation Committee are aligned with shareholders.
Second, accounting rules require that the grant date fair value of performance shares included in the Summary Compensation Table represent only the grant date fair value of the Target Awards, which excludes the additional Premium Award opportunity. The footnotes to our Summary Compensation Table and our Grants of Plan-Based Awards table include the grant date fair value of equity awards assuming the achievement of all performance conditions on Target Awards and Premium Awards, as well as disclosure on the vesting of performance shares in prior years. Target and Premium Awards also measure performance over a full three-year period, so while the fair value of Target Awards in the SEC pay versus performance table is included as of year-end of the grant year and subsequent years, and Premium Award fair value is measured as of year-end once the probable outcome of performance conditions are known,

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they do not cliff-vest and are not awarded (if at all) until the May following the end of the three-year performance period, when our stock price may be higher or lower.
Finally, the timing of equity award grants presented in the pay versus performance table and Summary Compensation Table do not directly correlate with the Compensation Committee’s determination and approval of compensation for a particular year. The Summary Compensation Table discloses stock and option awards granted during the year. However, the Company grants annual equity awards for performance in a particular year in the following February, once year-end results are known. Therefore, the amounts included for stock and option awards granted in a particular year for Summary Compensation Table purposes — and therefore pay versus performance table purposes — generally relate to awards granted for prior year performance.

Median Employee Pay Ratio

Chubb is committed to delivering fair and competitive compensation to all our employees worldwide in our pursuit to attract and retain a highly qualified, experienced, talented and motivated workforce. We employ approximately 40,000 employees and have operations in 54 countries and territories around the world. Given our global presence and the geographical distribution of our workforce, our compensation program utilizes a variety of pay scales reflecting cost of living and other factors to determine how we compensate our employees in a particular region or country.
The 2023 total annual compensation of our CEO calculated for purposes of disclosure in the Summary Compensation Table of this proxy statement was $27,661,317, which was approximately 452 times the compensation of the median employee ($61,188) calculated in the same manner. The median employee is an accounts specialist based in the United States.
We identified the median employee by examining compensation information derived from our global human resources information systems for all employees as of December 31, 2023, excluding the CEO. In identifying the median employee, we assessed for all employees the sum of (as applicable): 2023 base salary (for salaried employees), wages, excluding overtime (for hourly employees), commissions (for commissions-based employees), annual equity awards granted in 2023 (based on grant date value) and cash bonuses awarded in 2023 under variable compensation plans. We annualized base salaries for salaried employees who were employed by us on December 31, 2023, but were not employed for the full fiscal year.
The median employee’s total annual compensation calculated as above is not a good indicator of total annual compensation of any other individual or group of employees, and may not be comparable to the total annual compensation of employees at other companies who may award or calculate compensation differently.
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Audit Committee Report
The Audit Committee currently consists of four members of the Board of Directors, each of whom is independent within the meaning of NYSE listing standards and the Company’s Categorical Standards for Director Independence, has been determined by the Board to be financially literate, as contemplated by NYSE listing standards, and is an “audit committee financial expert” within the meaning of SEC rules.
The Audit Committee operates under our Organizational Regulations and a written charter approved by the Board, a copy of which is available on the Company’s website. As more fully described in the Organizational Regulations and charter, the primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of the Company’s financial statements and financial reporting process, the system of internal controls, the audit process, the performance of the Company’s internal auditors and the performance, qualification and independence of the Company’s independent auditors, PricewaterhouseCoopers LLP and PricewaterhouseCoopers AG, which we collectively refer to in this report as PwC. In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of any communications and complaints it receives. Employees, third-party individuals and organizations are encouraged to report concerns about the Company’s accounting controls, auditing matters or anything else that appears to involve financial or other wrongdoing. To report such matters, please e-mail us at: chmnaudit@chubb.com.
Internal control over financial reporting and financial statement matters.
Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting, and the Board oversees this process. Pursuant to the SEC’s rules and regulations, internal control over financial reporting is a process designed by, or under the supervision of, the Company’s Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with generally accepted accounting principles. As of December 31, 2023, management has evaluated the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control-Integrated Framework”, issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission in 2013. Based on this evaluation, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2023.
The Company’s management prepares the Company’s consolidated financial statements in accordance with U.S. GAAP and is responsible for the financial reporting process that generates these statements. The Company’s independent auditors audit the Company’s year-end financial statements and review the interim financial statements. PwC audited the consolidated financial statements of the Company included in the Annual Report on Form 10-K and issued an unqualified report on the fair presentation of the consolidated financial statements in accordance with U.S. GAAP as well as on the effectiveness of the Company’s internal control over financial reporting, as of December 31, 2023. Further, PwC has audited the Swiss statutory financial statements of the Company and has issued an unqualified report that the accounting records and the statutory financial statements comply with Swiss law and the Company’s Articles of Association. The Audit Committee, on behalf of the Board, monitors and reviews these processes, acting in an oversight capacity relying on the information provided to it and on the representations made to it by the Company’s management, PwC and other advisors. The Audit Committee annually reviews PwC’s independence and performance in connection with the Committee’s determination of whether to retain PwC or engage another firm as our independent auditor.
Meetings and additional sessions.
The Committee met fourteen times in 2023, plus one in-depth session covering various matters. At the four regularly scheduled quarterly meetings, the Audit Committee met with members of management and PwC to review Company matters, including internal and independent audits; loss reserve estimates and developments; compliance-related activities; the Company’s cybersecurity program and related exposures and risks; and other financial reporting and accounting, legal, tax and internal policy matters.
Additionally, at its February 2023 and February 2024 meetings, the Audit Committee met in joint session with the Risk & Finance Committee to review and discuss the Company’s enterprise risk management strategy, including risk priorities, risk perspectives and risk governance.
Management participants at Audit Committee meetings include the Chief Financial Officer, Chief Accounting Officer, Chief Compliance Officer, Chief Auditor, Chief Actuary, legal counsel and others as requested. Also at the quarterly meetings, the Audit Committee met in executive session

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(without management present) with representatives of PwC and also with the Company’s Chief Auditor, in each case to discuss the results of their examinations and their evaluations of the Company’s internal controls and overall financial reporting, as well as with the Company’s Chief Financial Officer, General Counsel and Chief Compliance Officer.
In January 2024, the Audit Committee met with the Chief Actuary to review, among other things, the external independent actuaries’ review and their annual independent assessment of the Company’s loss reserves. Also, at a February 2024 meeting, the Audit Committee reviewed and discussed the 2023 annual financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations (MD&A) in our Annual Report on Form 10-K, with management and PwC prior to their filing with the SEC.
In 2023 the Audit Committee held four other meetings outside the Board’s quarterly meeting cycle to discuss various financial reporting and accounting matters, including new or potential accounting updates, as well as PwC’s budgeted and actual fees for services. Members of the Audit Committee also met with the financial reporting senior leadership team and the internal audit leadership team to discuss how these teams fulfill their responsibilities and obligations as well as key initiatives, anticipated operational challenges and their methods to achieve efficiencies.
The Audit Committee also held four meetings with management and PwC at which the Company’s quarterly and annual earnings press releases, consolidated financial statements and MD&A disclosures (including significant accounting policies and judgments) were reviewed in advance of their public release.
In 2023 the Audit Committee also held its annual comprehensive in-depth session with members of management to focus on specific topics including international life operations; cyber-related security controls and activities; third-party security risk management; IT governance and compliance initiatives; data privacy matters; ESG reporting; and additional finance, tax and accounting topics.
Communications with the independent auditors.
The Audit Committee discussed with PwC all the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. These discussions included:
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the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting;

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methods used to account for significant transactions;

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the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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critical audit matters disclosed in the independent auditor’s report;

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the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates;

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reviewed and approved the Company’s policy with regard to the hiring of former employees of the independent auditor;

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reviewed with management the scope and effectiveness of the Company’s disclosure controls and procedures, including for purposes of evaluating the accuracy and fair presentation of the Company’s financial statements in connection with certifications made by the CEO and CFO; and

•
disagreements, if any, with management over the application of accounting principles (of which there were none), the basis for management’s accounting estimates, and disclosures in the financial statements.

The Audit Committee reviewed all other material written communications between PwC and management.
The Audit Committee discussed with PwC their independence from the Company and management, including a review of audit and non-audit fees, and has reviewed in that context the written disclosures and the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee. The Audit Committee Chair also met with members of PwC’s global leadership team to review accounting matters and elicit their perspective regarding conduct of the Chubb global audit.
Conclusion.
Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit Committee by the Company’s management, its internal auditors and its independent auditors, the Audit Committee recommended to the Board that the December 31, 2023 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K and that such report, together with the audited Swiss statutory financial statements of Chubb Limited, be included in the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2023.

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Audit Committee Report
The foregoing report has been approved by all members of the Audit Committee.
Robert W. Scully, Chair
Nancy K. Buese
Kathy Bonanno
Theodore E. Shasta
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Information About the Annual
General Meeting and Voting
Why is this proxy statement made available to me?

Our Board of Directors is soliciting your vote for its 2024 Annual General Meeting, which will be held at 2:45 p.m. Central European Time on Thursday, May 16, 2024, at the offices of Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
This proxy statement summarizes the information you need relating to the Annual General Meeting, including how to vote your shares.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are taking advantage of SEC rules that allow companies to furnish proxy materials to shareholders via the Internet. This gives you fast and convenient access to the materials, reduces our impact on the environment and reduces printing and mailing costs. If you received a Notice Regarding the Internet Availability of Proxy Materials (the Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in this proxy statement, request a printed copy and submit your proxy over the Internet. If you hold shares through your broker or other intermediary, that person or institution will provide you with instructions on how to vote your shares.
The Company intends to commence distribution of the Notice to shareholders on or about April 3, 2024.
How do I access proxy materials on the Internet?

Our proxy statement for the 2024 Annual General Meeting and our 2023 Annual Report will be available on or about April 3, 2024 at www.envisionreports.com/CB. If you hold shares through a broker or intermediary, that person or institution will provide instructions on how to access proxy materials on the Internet.
These proxy materials will also be available, together with the form of proxy card, on the Company’s website in the Investor Relations section at investors.chubb.com/governance/general-meeting-of-shareholders/default.aspx.
You may also request a printed copy of these proxy materials by any of the methods described on the Notice or by contacting Chubb Limited Investor Relations at +1 (212) 827-4445 or investorrelations@chubb.com.
We encourage shareholders to elect to receive all future proxy materials electronically (including the Notice), which is free, fast, convenient and environmentally friendly. If you are a shareholder of record, visit www.envisionreports.com/CB. If you are a beneficial owner, visit www.proxyvote.com or contact your bank, broker, or other nominee for instructions or follow the instructions included in your proxy materials.
Who is entitled to vote?

March 22, 2024 is the record date for the Annual General Meeting. On that date, we had 405,985,618 Common Shares outstanding. Our Common Shares, par value of CHF 0.50 per share, are our only class of voting stock.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 22, 2024 are entitled to vote at the Annual General Meeting, except as provided below.
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If you are a beneficial holder of shares held in “street name” and ask to become a shareholder of record for those shares after March 22, 2024 but on or before May 2, 2024 and want to vote those shares at the Annual General Meeting, you will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.

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If you are a record holder of our shares (as opposed to a beneficial holder of shares held in “street name”) on March 22, 2024 but sell your shares prior to May 2, 2024, you will not be entitled to vote those shares at the Annual General Meeting.

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Information About the Annual General Meeting and Voting
How many votes do I have?

Generally, you have one vote for each of our Common Shares that you own. However, if you own Controlled Shares (as defined in our Articles of Association) that constitute 10% or more of the issued Common Shares, then your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10% pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, Computershare Inc., then you are considered the shareholder of record for those shares. The Notice is sent to you directly by us. You have the right to grant your voting proxy directly to the independent proxy (see “How do I vote by proxy given to the independent proxy if I am a record holder?” below) or to grant a signed, written proxy to any person, who does not need to be a shareholder, or to vote in person at the Annual General Meeting. If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Your broker, bank or other nominee forwards the Notice or other proxy materials to you. You have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Annual General Meeting if you follow the instructions described below under the heading “How do I vote in person at the Annual General Meeting?”.
Your broker, bank or other nominee has enclosed directions for you to use in directing your broker, bank or other nominee how to vote your shares, which may contain instructions for voting by telephone or electronically. For certain agenda items, your broker may not be permitted to vote your shares without voting directions from you.
May I vote via the Internet, mail or telephone?

You may vote over the Internet or by completing a proxy card and mailing it in the return envelope provided. We encourage you to vote over the Internet because that enables us to tabulate your vote faster than when submitted by mail.
There are separate Internet arrangements depending on whether you are a shareholder of record or a beneficial owner (holding your shares in “street name”).
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If you are a shareholder of record, you may vote electronically through the Internet by following the instructions provided on the Notice. Telephone voting for record holders is not permitted.

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If you are a beneficial owner and hold your shares in “street name”, you may need to contact your bank or broker to determine whether you will be able to vote by telephone or electronically through the Internet.

The Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly.
Whether or not you plan to attend the Annual General Meeting, we urge you to vote. Voting over the Internet, by telephone (in the case of beneficial owners) or by returning your proxy card by mail will not affect your right to attend the Annual General Meeting.
How do I vote by proxy given to the independent proxy if I am a record holder?

If you are a record holder, then you may appoint the independent proxy by voting over the Internet or by requesting a proxy card, completing it and mailing it in the return envelope provided. At our 2023 annual general meeting, on May 17, 2023, Homburger AG, a Swiss law firm, was elected by our shareholders as our independent proxy until the conclusion of the 2024 Annual General Meeting.
If you vote over the Internet or properly fill in your proxy card appointing the independent proxy as your proxy and send it in time to vote, the independent proxy will vote your shares as you have directed. If you do not make specific choices on the Internet voting website or your signed proxy card, then the independent proxy will vote your shares as recommended by the Board of Directors with regard to the items listed in the notice of meeting.
If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to the agenda items set forth in the notice of meeting are put before the Annual General Meeting, then by signing the proxy card, you direct the independent proxy, acting as your proxy and in the absence of instructions otherwise, to vote in accordance with the recommendation of the Board of Directors. At the time we began printing this proxy statement,

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we knew of no matters that needed to be acted on at the Annual General Meeting other than those discussed in this proxy statement. The independent proxy will not make statements, submit proposals or ask questions of the Board of Directors on behalf of shareholders.
We or our proxy solicitor may periodically receive voting updates in advance of the Annual General Meeting. The disclosure of vote information to the Company in advance of the Annual General Meeting will comply with applicable requirements. Shareholders seeking to benefit from the special Swiss voting confidentiality rules (only allowing for aggregate reporting of instructions submitted to the independent proxy no earlier than three business days before the Annual General Meeting) need to be registered as shareholders in the Company’s share register on or before May 2, 2024 and vote as registered shareholders.
Vote cut-off for record holders. In order to assure that your votes, as a record holder, are tabulated in time to be voted at the Annual General Meeting, you must complete your voting over the Internet or submit your proxy card so that it is received by 12:00 noon Eastern Time (6:00 p.m. Central European Time) on May 15, 2024.
How do I give voting instructions if I am a beneficial holder?

If you are a beneficial owner of shares, your broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to the rules of the NYSE, brokers have discretionary power to vote your shares with respect to “routine” matters but not on “non-routine” matters. For example, brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors or executive compensation proposals (whether advisory or binding) unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares are voted with respect to any matter treated as non-routine by the NYSE. See “How are votes counted?” for more information.
Vote cut-off for beneficial holders.   In order to assure that your votes, as a beneficial holder, are tabulated in time to be voted at the Annual General Meeting, you must submit your voting instructions so that your broker will be able to vote by 11:59 p.m. Eastern Time on May 14, 2024.
May I revoke or change my vote?

Yes. If you change your mind after you vote, you may revoke or change your proxy by following the procedures described below.
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For record holders wishing to change their proxy, vote again by following the instructions for Internet voting on the Notice, or send in a signed proxy card with a later date. The latest received proxy will be counted. Record holders may request a new proxy card from our transfer agent, Computershare Inc., by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.);

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For record holders wishing to revoke their proxy, send a letter revoking your proxy directly to the independent proxy, Homburger AG, Attention: Dr. Claude Lambert, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland;

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For beneficial owners, follow the voting instructions provided by your broker, bank or other nominee to change your proxy and the latest received vote will be counted; to revoke your proxy, contact your broker, bank or other nominee; or

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Attend the Annual General Meeting to revoke your proxy and vote in person, as described and following the instructions provided in “How do I vote in person at the Annual General Meeting?”.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken.
How do I vote in person at the Annual General Meeting?

You may vote shares held directly in your name as the shareholder of record in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting and you are a record holder, then you must bring your admission ticket (which you may obtain as described below) and government-issued identification such as a driver’s license or passport. You may also appoint another person to represent you at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification and an admission ticket to the Annual General Meeting.
You may vote shares beneficially owned and held in street name in person only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, then you must bring to the Annual General Meeting government-issued identification and a written, signed proxy from the shareholder of record giving you the right to vote the shares. You must also request and bring an admission ticket.
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 1133 Avenue of the Americas, 11th Floor, New York, New York 10036) and send proof of your stock ownership. For record holders, proof of stock

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Information About the Annual General Meeting and Voting
ownership is a copy of your Notice containing your control number. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the beneficial owner of the shares. To allow time for processing, please submit requests for admission tickets by May 6, 2024. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
How many shares need to be present to hold the Annual General Meeting?

There is no quorum requirement under Swiss law.
Are Chubb shares subject to share blocking or re-registration?

No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Annual General Meeting.
The Company does not impose trading restrictions as a condition of voting its Common Shares, does not require that its Common Shares be deposited with a custodian or sub-custodian in order to be voted and does not instruct any custodians or sub-custodians that may receive deposits of Common Shares for voting to block those shares. Common Shares that are beneficially held do not need to be re-registered into the name of the beneficial owners in order to vote.
Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, Computershare Inc., must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received the Notice in the mail, then your shares are properly registered to vote, unless you sell your shares prior to May 2, 2024.
What vote is required to approve each agenda item?

The approval of each agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots, with the exception of Agenda Items 3, 10, 12.3, 13, 15 and 16.
Agenda Item 3 (discharge of the Board of Directors) requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, not counting the votes of any director, nominee or executive officer of the Company or any votes represented by the Company, or abstentions, broker non-votes or blank or invalid ballots.
Agenda Item 10 (capital band) requires the affirmative vote of two-thirds of the votes present (in person or by proxy) at the Annual General Meeting.
Agenda Items 12.3 (Swiss say-on-pay vote) and 13 (U.S. say-on-pay vote) are each advisory and non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved the particular agenda item on an advisory basis at the Annual General Meeting if the agenda item receives the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, in each case not counting abstentions, broker non-votes or blank or invalid ballots.
Agenda Items 15 and 16 (shareholder proposals) are advisory and non-binding in nature. Therefore, there is no specific approval requirement. However, the Board of Directors will consider that the shareholders have approved a particular shareholder proposal if such proposal receives the affirmative vote of a majority of the votes cast (in person or by proxy) at the Annual General Meeting, in each case not counting abstentions, broker non-votes or blank or invalid ballots.
How are votes counted?

For each agenda item, your vote may be cast “FOR” or “AGAINST”, or you may instead “ABSTAIN” (and, with respect to agenda items with sub-parts, you may cast your vote separately for each sub-part). Here is how to make sure your votes are counted:
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If you are a record holder and sign your proxy card (including by electronic signature in the case of Internet voting) with no further instructions, then you direct the independent proxy to vote your shares in accordance with the recommendations of the Board on all agenda items.

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If you are a beneficial owner, and your shares are held by a broker, then it is important that you provide instructions to your broker so that your vote with respect to non-routine agenda items is counted. If you sign your broker voting instruction card with no further instructions, then your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters. For example, because we believe Agenda Item 3 (discharge of the Board of Directors), Agenda Item 5 (election of Directors), Agenda Item 6 (election of Chairman), Agenda Item 7 (election of Compensation Committee), Agenda Item 11 (amendment and restatement of the ESPP), Agenda Item 12 (Swiss director and Executive Management compensation), Agenda Item 13 (U.S. say-on-pay), and Agenda Items 15-16 (shareholder proposals) to be non-routine matters, your vote on these agenda items will not be counted unless you provide your broker with voting instructions. However, the determination of whether a proposal is routine or non-routine will be made by the NYSE based on its rules that regulate member brokerage firms.

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How will our directors, nominees and executive officers vote?

At the close of business on March 22, 2024, our directors, nominees and executive officers owned and were entitled to vote an aggregate of 2,071,510 Common Shares, which represented approximately 0.5% of our outstanding Common Shares. Each of our directors, nominees and executive officers have indicated their present intention to vote, or cause to be voted, their shares in accordance with the Board’s recommendation on all of the agenda items at the Annual General Meeting, apart from Agenda Item 3, the discharge of the Board of Directors, where their vote will not be counted in accordance with Swiss law.
What is the effect of broker non-votes and abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.
Abstentions and broker non-votes will not be considered in the vote and will not have an impact on any of the agenda items being voted upon at the Annual General Meeting.
What are the costs of soliciting these proxies and who will pay them?

The Company will pay all the costs of soliciting its proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Alliance Advisors, LLC is assisting us with the solicitation of proxies for a fee of $28,000 plus out-of-pocket expenses and fees for telephone and e-mail solicitation, if used.
Where can I find the voting results?

We will publish the voting results in a Form 8-K that we will file with the SEC by May 22, 2024. You will be able to find the Form 8-K on our website at investors.chubb.com/financials/sec-filings/default.aspx.
Do directors attend the Annual General Meeting?

While we do not have a formal policy regarding Board member attendance at annual general meetings of shareholders, we encourage each member of the Board of
Directors to attend each annual general meeting of shareholders. All of our directors then in office and nominees attended our 2023 annual general meeting, except for the two directors who retired from our Board effective as of the 2023 annual general meeting.
How can a shareholder, employee or other interested party communicate directly with the Board?

Our Board provides a process for shareholders, employees and other interested parties to send communications to the Board. If you want to contact the Board concerning accounting or auditing matters, then you may send an e-mail to the Chair of the Audit Committee at Chmnaudit@chubb.com. As to other matters, you may also contact:
•
the Board,

•
the non-management and independent directors,

•
the Chairman of the Board,

•
the Lead Director,

•
the Chair of any Board committee, or

•
any other director,

by sending an e-mail to LeadDirector@chubb.com. The Corporate Secretary also has access to these e-mail addresses. Alternatively, shareholders, employees and other interested parties may send written communications to the Board c/o Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. Communication with the Board may be anonymous. The Corporate Secretary will forward anonymous communications to the Board to the Lead Director. Shareholders submitting recommendations for director candidates should use this address, and our Nominating & Governance Committee will evaluate such candidates by the same process and under the same criteria as for other candidates.
What are Chubb’s responsibilities in handling my personal data as a shareholder?

In order for the administration of our shareholder relationship with you, including to facilitate delivery of proxy materials and voting in connection with general meetings, and in making dividend payments, we or third parties who help us with the administration of our interactions with you as a shareholder, such as our transfer agent, may use personal information which you supply to us. We are aware of our responsibilities to handle your personal data with the utmost care, to keep it secure and comply with applicable privacy and data protection laws. For further information, please see our Shareholder Privacy Policy at
investors.chubb.com/swiss-shareholder-privacy-policy/default.aspx.

Chubb Limited 2024 Proxy Statement	145

Information About the Annual General Meeting and Voting
What is householding?

We may deliver only one copy of the Notice to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies. This is known as householding. Householding reduces the volume of duplicate information received at your household and helps us to reduce our costs.
The Company will promptly deliver, upon oral or written request, a separate copy of the Notice or any other proxy materials to any shareholder residing at an address to which only one copy of the Notice was mailed. You can obtain additional copies by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Shareholders residing at the same address may request householding or revoke householding by contacting, for beneficial owners, their broker or bank, or, for record holders, our transfer agent Computershare by phone at +1 (877) 522-3752 (within the U.S.) or +1 (201) 680-6898 (outside the U.S.) or by mail at P.O. Box 43006, Providence RI 02940-3006 USA.

Organizational Matters Required by Swiss Law

Admission to the Annual General Meeting

Shareholders who are registered in the share register on March 22, 2024 will receive an individualized Notice of Internet Availability of Proxy Materials (which we refer to as the Notice) from our share registrar. Beneficial owners of shares will receive the Notice or proxy materials, as well as a voting instruction form, from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted.
In order to attend the Annual General Meeting in person, shareholders of record must bring their admission ticket (which may be obtained as described below) and government-issued identification such as a driver’s license or passport. A shareholder may also appoint another person to represent him or her at the Annual General Meeting through a written, signed proxy giving such person the right to vote the shares. Such person must bring that proxy, his or her government-issued identification, and an admission ticket to the Annual General Meeting.
Beneficial owners who wish to vote in person at the Annual General Meeting must obtain a signed proxy from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Annual General Meeting an admission ticket and government-issued identification.
Beneficial owners who have not obtained a proxy from their broker or custodian are not entitled to vote in person at, or participate in, the Annual General Meeting.
Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in this section “Information About the Annual General Meeting and Voting.”
To request an admission ticket to the Annual General Meeting, please contact Investor Relations (by telephone at +1 (212) 827-4445, via e-mail at investorrelations@chubb.com or by mail at Investor Relations, Chubb Limited, 1133 Avenue of the Americas, 11th Floor, New York, New York 10036) and send proof of your stock ownership. For record holders, proof of stock ownership is a copy of your Notice. For beneficial owners, proof of stock ownership is an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. To allow time for processing, please submit requests for admission tickets by May 6, 2024. Admission tickets are not transferable. You may contact Investor Relations with any questions about the admission ticket process.
Beneficial owners of shares held in “street name” and shareholders of record with voting rights at the close of business on March 22, 2024 are entitled to vote at the Annual General Meeting, except that shareholders who, upon application, become registered as shareholders with respect to their shares in our share register after March 22, 2024 but on or before May 2, 2024 and wish to vote those shares at the Annual General Meeting will need to obtain proxy materials by contacting Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com. Shareholders registered in our share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to May 2, 2024 are not entitled to vote those shares at the Annual General Meeting.
Granting of proxy to the
independent proxy

If you are a shareholder of record, you have the right to grant your voting proxy to the independent proxy, Homburger AG, Prime Tower, Hardstrasse 201, CH-8005 Zurich, Switzerland, in the sense of Article 689c of the Swiss Code of Obligations by completing, signing and submitting the corresponding proxy card (including electronically). For further information, refer to “How do I vote by proxy given to the independent proxy if I am a record holder?”.
Proxies granted to the independent proxy must be received no later than 6:00 p.m. Central European Time (12:00 noon Eastern Time) on May 15, 2024.

146	Chubb Limited 2024 Proxy Statement

Information About the Annual General Meeting and Voting
Registered shareholders who have appointed the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. By signing the proxy card (including electronically) and if no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors as to each agenda item. If a new agenda item or a new proposal for an existing agenda item is put before the Annual General Meeting and no other instructions are given, the shareholder instructs the independent proxy to vote in accordance with the position of the Board of Directors. In case a shareholder invalidates these general instructions and does not provide any other instructions, the independent proxy must abstain from voting on the shareholder’s behalf.
Admission Office

The admission office opens on the day of the Annual General Meeting at 2:30 p.m. Central European Time. Shareholders attending the meeting are required to present the proof of admission described above in “Admission to the Annual General Meeting” at the entrance.
Annual Report of Chubb Limited

The Chubb Limited 2023 Annual Report containing the Company’s audited consolidated financial statements with accompanying notes and its audited statutory standalone financial statements prepared in accordance with Swiss law, the Company’s Swiss law compensation report, management report, the statutory auditor’s report, as well as additionally required Swiss disclosures, is available at www.envisionreports.com/CB or on the Company’s website in the Investor Relations section at investors.chubb.com/financials/annual-reports/default.aspx. Copies of this document may be obtained without charge by contacting Chubb Limited Investor Relations by telephone at +1 (212) 827-4445 or via e-mail at investorrelations@chubb.com.
Publication of Invitation in Switzerland

In accordance with Swiss law and our Articles of Association, the formal and authoritative invitation to the Annual General Meeting will be published at least 20 days prior to the meeting in the Swiss Official Commercial Gazette.

Shareholder Submitted Agenda Items for an Annual General Meeting

How do I submit a matter for inclusion in next year’s proxy material?

If you wish to submit a matter to be considered for inclusion in the proxy material for the 2025 annual general meeting, please send it to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland. Proposed shareholder proposal agenda items must be received no later than 5:00 p.m. Central European Time on December 4, 2024 and otherwise comply with the SEC requirements under Rule 14a-8 of the Securities Exchange Act of 1934 (Exchange Act) to be eligible for inclusion in the Company’s 2025 annual general meeting proxy statement.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for inclusion on the Company’s proxy card must provide the notice and additional information required by SEC Exchange Act Rule 14a-19 to the Company at the address above not later than February 15, 2025, and must otherwise comply with the requirements of Rule 14a-19(b) of the Exchange Act, Swiss law and our Articles of Association. The notice and information required by Rule 14a-19 are in addition to the advance notice requirements of our Articles of Association and do not extend any deadline under our Articles of Association.
How do I submit an additional item for the agenda at an annual general meeting?

In addition to the SEC rules for inclusion of shareholder proposals in a company’s proxy material, under Swiss law, one or more shareholders of record owning registered shares of at least 0.5% of the Company’s share capital (2,157,257 shares as of March 22, 2024) can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 90 days prior to the anniversary date of the prior year’s annual general meeting. Any such requests should be sent to the Corporate Secretary, Chubb Limited, Bärengasse 32, CH-8001 Zurich, Switzerland.
However, any shareholder proposal requests received after December 4, 2024 or not otherwise compliant with the SEC requirements for shareholder proposals, or any shareholder director nominations not compliant with SEC or Swiss requirements or our Articles of Association, may not be eligible for inclusion in the proxy material for the 2025 annual general meeting.
New proposals or motions with regard to existing agenda items generally are not subject to the restrictions noted above and can be made at the meeting by each shareholder attending or represented.

Chubb Limited 2024 Proxy Statement	147

Non-GAAP Financial Measures
In presenting our results for purposes of our compensation determinations, in this proxy statement we included and discussed certain non-GAAP financial measures. The below non-GAAP financial measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with U.S. generally accepted accounting principles (GAAP).
As Adjusted results below are results for prior periods presented in accordance with LDTI U.S. GAAP guidance.
Core operating income, net of tax, relates only to Chubb income, which excludes noncontrolling interests. It excludes from Chubb net income the after-tax impact of adjusted net realized gains (losses), market risk benefit gains (losses), Cigna integration expenses, the amortization of fair value adjustment of acquired invested assets and long-term debt related to certain acquisitions. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude adjusted net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the amortization of fair value adjustments on purchased invested assets and long-term debt related to certain acquisitions due to the size and complexity of these acquisitions. We also exclude Cigna integration expenses, which are incurred by the overall company and are included in Corporate. These expenses include legal and professional fees and all other costs directly related to the integration activities of the Cigna acquisition. The costs are not related to the ongoing activities of the individual segments and are therefore also excluded from our definition of segment income. We believe these integration expenses are not indicative of our underlying profitability, and excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. References to core operating income measures mean net of tax, whether or not noted.
The following table presents the reconciliation of Chubb net income to Core operating income and Chubb net income per share to Core operating income per share:
(in millions of U.S. dollars, except share and per share data)	Full Year 2023	As Adjusted Full Year 2022	As Adjusted Full Year 2021	Full Year 2020	% Change 23 vs 22
Chubb net income	$9,028	$5,246	$8,525	$3,533	72.1%
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax	5	(20)	(64)	(95)
Tax (expense) benefit on amortization adjustment	(8)	1	11	17
Cigna integration expenses, pre-tax	(69)	(48)	—	—
Tax benefit on Cigna integration expenses	14	10	—	—
Adjusted realized gains (losses), pre-tax1	(539)	(1,074)	1,038	(499)
Net realized gains (losses) related to unconsolidated entities, pre-tax2	422	(262)	2,134	821
Tax (expense) benefit on adjusted net realized gains (losses)	173	130	(271)	(24)
Market risk benefits gains (losses), pre- and after-tax	(307)	80	91	—
Core operating income	$9,337	$6,429	$5,586	$3,313	45.2%
Denominator: Adj. wtd. avg. shares outstanding and assumed conversions	414,202,568	423,527,444	443,197,278	453,441,512
Diluted earnings per share:
Chubb net income	$21.80	$12.39			75.9%
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(0.01)	(0.04)
Cigna integration expenses, net of tax	(0.13)	(0.09)
Adjusted net realized gains (losses), net of tax	0.14	(2.85)
Market risk benefits gains (losses), net of tax	(0.74)	0.19
Core operating income	$22.54	$15.18			48.5%

1
Excludes realized gains (losses) on crop derivatives of $(5) million, $(11) million, $(8) million, and $1 million for full year 2023, 2022, 2021, and 2020, respectively.

2
Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in Other income (expense) in our income statement on a GAAP basis.

148	Chubb Limited 2024 Proxy Statement

Non-GAAP Financial Measures
Core operating return on equity (ROE) and Core operating return on tangible equity (ROTE) are annualized non-GAAP financial measures. The numerator includes core operating income (loss), net of tax. The denominator includes the average Chubb shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, current discount rate on future policy benefits (FPB), and instrument-specific credit risk on market risk benefits (MRB), all net of tax and attributable to Chubb. For the ROTE calculation, the denominator is also adjusted to exclude Chubb goodwill and other intangible assets, net of tax. These measures enhance the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity and tangible equity excluding the effect of these items as these are heavily influenced by changes in market conditions. We believe ROTE is meaningful because it measures the performance of our operations without the impact of goodwill and other intangible assets.
(in millions of U.S. dollars, except ratios)	Full Year 2023	As Adjusted Full Year 2022	Full Year 20211	Full Year 2020
Chubb net income	$9,028	$5,246	$8,539	$3,533
Core operating income	$9,337	$6,429	$5,569	$3,313
Equity-beginning of period, as reported	$50,519	$58,328	$59,441	$55,259
Less: unrealized gains (losses) on investments, net of deferred tax	(7,279)	2,256	4,673	2,543
Less: changes in current discount rate on FPB, net of deferred tax	(75)	(1,399)	—	—
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(24)	(57)	—	—
Equity-beginning of period, as adjusted	$57,897	$57,528	$54,768	$52,716
Less: Chubb goodwill and other intangible assets, net of tax	20,455	19,456	19,916	20,012
Equity-beginning of period, as adjusted, excluding Chubb goodwill and other intangible assets	$37,442	$38,072	$34,852	$32,704
Equity-end of period, as reported	$59,507	$50,519	$59,714	$59,441
Less: unrealized gains (losses) on investments, net of deferred tax	(4,177)	(7,279)	2,256	4,673
Less: changes in current discount rate on FPB, net of deferred tax	51	(75)	—	—
Less: changes in instrument-specific credit risk on MRB, net of deferred tax	(22)	(24)	—	—
Equity-end of period, as adjusted	$63,655	$57,897	$57,458	$54,768
Less: Chubb goodwill and other intangible assets, net of tax	23,853	20,455	19,456	19,916
Equity-end of period, as adjusted, excluding Chubb goodwill and other intangible assets	$39,802	$37,442	$38,002	$34,852
Weighted average equity, as reported	$55,013	$54,424	$59,578	$57,350
Weighted average equity, as adjusted	$60,776	$57,713	$56,113	$53,742
Weighted average equity, as adjusted, excluding Chubb goodwill and other intangible assets	$38,622	$37,757	$36,427	$33,778
ROE	16.4%	9.6%	14.3%	6.2%
Core operating ROTE	24.2%	17.0%	15.3%	9.8%
Core operating ROE	15.4%	11.1%	9.9%	6.2%

1
Full Year 2021 ROE, Core operating ROTE, and Core operating ROE measures are unadjusted for LDTI for better comparison with Full Year 2020.

Chubb Limited 2024 Proxy Statement	149

Non-GAAP Financial Measures
Combined ratio, a U.S. GAAP measure, and P&C combined ratio each measure the underwriting profitability of our property & casualty business. We exclude the Life Insurance segment from combined ratio and P&C combined ratio as we do not use these measures to monitor or manage that segment. The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.
Current accident year (CAY) P&C combined ratio excluding catastrophe losses excludes catastrophe losses (CATs) and prior period development (PPD) from the P&C combined ratio. We exclude CATs as they are not predictable as to timing and amount and PPD as these unexpected loss developments on historical reserves are not indicative of our current underwriting performance. The combined ratio numerator is adjusted to exclude CATs, net premiums earned adjustments on PPD, prior period expense adjustments and reinstatement premiums on PPD, and the denominator is adjusted to exclude net premiums earned adjustments on PPD and reinstatement premiums on CATs and PPD. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe this measure provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our P&C business that may be obscured by these items. This measure is commonly reported among our peer companies and allows for a better comparison.
The following table presents the reconciliation of combined ratio to P&C combined ratio, and the reconciliation of P&C combined ratio to CAY P&C combined ratio excluding CATs:
	Full Year 2023	Full Year 2022	Full Year 2021	Full Year 2020
Combined ratio	86.5%	87.6%	89.1%	96.1%
Add: impact of gains and losses on crop derivatives	0.0%	0.0%	0.0%	0.0%
P&C combined ratio	86.5%	87.6%	89.1%	96.1%
Less: catastrophe losses	4.5%	5.9%
Less: prior period development	(1.9)%	(2.5)%
CAY P&C combined ratio excluding CATs	83.9%	84.2%

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets from certain acquisitions, and including investment income from partially owned investment companies (private equity partnerships) where our ownership interest is in excess of 3% that are accounted for under the equity method. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.
The following table presents a reconciliation of net investment income to adjusted net investment income:
(in millions of U.S. dollars)	Full Year 2023	Full Year 2022	% Change 23 vs 22
Net investment income	$4,937	$3,742	31.9%
Less: amortization expense of fair value adjustment on acquired invested assets	(21)	(41)
Add: other income (expense) from private equity partnerships	385	240
Adjusted net investment income	$5,343	$4,023	32.8%

150	Chubb Limited 2024 Proxy Statement

Non-GAAP Financial Measures
Book value per common share is Chubb shareholders’ equity divided by the shares outstanding. Tangible book value per common share is Chubb shareholders’ equity less Chubb goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Book and tangible book value per share growth represent the percent change in book and tangible book value per common share, respectively, on a year over year basis.
The following tables provide a reconciliation of book value per common share to tangible book value per common share:
(in millions of U.S. dollars, except share and per share data)	December 31, 2023	As Adjusted December 31, 2022	As Adjusted December 31, 2021	% Change
				23 vs 22	22 vs 21
Chubb shareholders’ equity	$59,507	$50,519	$58,328
Less: Chubb goodwill and other intangible assets, net of tax	23,853	20,455	19,456
Numerator for tangible book value per share	$35,654	$30,064	$38,872
Denominator: shares outstanding	405,269,637	414,594,856	426,572,612
Book value per common share	$146.83	$121.85	$136.74	20.5%	-10.9%
Tangible book value per common share	$87.98	$72.51	$91.13	21.3%	-20.4%
(in millions of U.S. dollars, except share and per share data)	December 31, 20211	December 31, 2020	December 31, 2019	% Change
				21 vs 20	20 vs 19
Chubb shareholders’ equity	$59,714	$59,441	$55,331
Less: Chubb goodwill and other intangible assets, net of tax	19,456	19,916	20,012
Numerator for tangible book value per share	$40,258	$39,525	$35,319
Denominator: shares outstanding	426,572,612	450,732,625	451,971,567
Book value per common share	$139.99	$131.88	$122.42	6.1%	7.7%
Tangible book value per common share	$94.38	$87.69	$78.14	7.6%	12.2%

1
December 31, 2021 book value per common share and tangible book value per common share are unadjusted for LDTI for better comparison with December 31, 2020.

Chubb Limited 2024 Proxy Statement	151

Annex A
Amended and Restated Chubb Limited Employee Stock Purchase Plan Proposed in Agenda Item 11
Chubb Limited 2024 Proxy Statement	A-1

Annex A — Chubb Limited Employee Stock Purchase Plan
Chubb Limited
Employee Stock Purchase Plan
Section 1.

General

1.1. Purpose and History. The purpose of the Chubb Limited Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Chubb Limited (the “Company”) and the Related Companies (as defined in Section 6) with an opportunity to acquire a proprietary interest in the Company through the purchase of common shares of the Company (“Stock”). The Plan is intended to qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code of 1986, as amended the (“Code”), and the provisions of the Plan are to be construed in a manner consistent with the requirements of that section. The Plan was initially established effective as of July 28, 1995 (the “Original Effective Date”) as the “ACE Limited Employee Stock Purchase Plan”. The Plan was subsequently amended through its fifth amendment, which amended and restated the Plan effective as of February 23, 2017 and changed the name of the Plan to the “Chubb Limited Employee Stock Purchase Plan”. The following provisions constitute an amendment, restatement and continuation of the Plan as adopted by the Board of Directors of the Company (the “Board”) effective as of February 22, 2024, subject to approval of the shareholders of the Company at the Company’s 2024 annual meeting of shareholders.
1.2. Operation and Administration. The operation and administration of the Plan shall be subject to the provisions of Section 3. Capitalized terms in the Plan shall be defined as set forth in Section 6 or elsewhere in the Plan.
Section 2.

Method of Purchase

2.1. Eligibility. Plan participation shall be available to (and shall be limited to) all persons who are employees (as defined for purposes of Section 423 of the Code) of the Employers, except that the following persons shall not be eligible to participate in the Plan:
(a)
An employee who has been employed less than 500 hours and less than six months.

(b)
An employee whose customary employment is 20 hours or less per week.

(c)
An employee whose customary employment is for not more than five months in any calendar year.

(d)
An employee who owns, or who would own upon the exercise of any rights extended under the Plan and the exercise of any other option held by the employee (whether qualified or non-qualified), shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation.

(e)
An employee who is a citizen or resident of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) with respect to whom either one or both of the following apply: (i) the grant of an option under the Plan or an offering to a citizen or resident of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or offering to violate the requirements of Section 423 of the Code.

(f)
Any person who is classified by an Employer as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency, or a court. Any change of characterization of an individual by the Internal Revenue Service or any governmental agency or any court shall have no effect upon the classification of an individual as an employee or Participant for purposes of the Plan, unless the Committee determines otherwise.

Notwithstanding the foregoing provisions of this subsection 2.1, an individual may participate in the Plan for any Subscription Period only if they are employed by an Employer on the first day of that period.
2.2. Participation Election. The Committee shall establish “Subscription Periods” of not longer than one year for the accumulation of funds necessary for payment of the Purchase Price (as defined in subsection 2.3) of Stock under the Plan. For any Subscription Period, an eligible employee shall become a Plan “Participant” by filing, with the Committee, a written payroll deduction authorization with respect to Compensation otherwise payable to the Participant during the period. Such payroll deductions shall be any full percentage of the Compensation of the Participant, or any specified whole dollar amount, up to but not more than 10% of his Compensation in either case. After the beginning of the Subscription Period, and except as otherwise provided in subsection 2.4, a Participant may not alter the rate of his payroll deductions for that period. Subject to the limitations of subsection
A-2	Chubb Limited 2024 Proxy Statement

Annex A — Chubb Limited Employee Stock Purchase Plan
2.3, each eligible employee who has elected to become a Participant for a Subscription Period in accordance with the foregoing provisions of this subsection 2.2 shall be granted on the first day of such Subscription Period an option to purchase (at the applicable Purchase Price) on the Exercise Date (as defined in subsection 2.3) for such Subscription Period up to a number of whole shares of Stock determined by dividing such Participant’s accumulated payroll deductions as of such Exercise Date by the applicable Purchase Price. Exercise of the option shall occur as provided in subsection 2.3, unless the Participant has terminated participation in the Plan prior to the Exercise Date as provided in subsection 2.4 or the Participant elects not to exercise the option as provided in subsection 2.3(b). The option shall expire on the last day of the Subscription Period.
2.3. Purchase of Stock. On the last day of each Subscription Period (the “Exercise Date”), a Participant shall become eligible to exercise his option to purchase the number of whole shares of Stock as his accumulated payroll deductions for the Subscription Period will purchase, subject to the following:
(a)
The “Purchase Price” per share shall be equal to 85% of the fair market value of Stock on the Exercise Date; provided, however, that in no event shall the purchase price be less than the par value of the Stock.

(b)
A Participant shall be deemed to have elected to purchase the shares of Stock which he became entitled to purchase on the Exercise Date unless he shall notify the Committee within seven days following the Exercise Date, or such shorter period as the Committee may establish, that he elects not to make such purchase.

(c)
Any accumulated payroll deductions that are not used to purchase full shares of Stock under the Plan shall be paid to the Participant without interest.

(d)
No employee shall have the right to purchase more than $25,000 in value of Stock under the Plan (and any other employee stock purchase plan described in Code section 423 and maintained by the Company or any Related Company) in any calendar year, such value being based on the fair market value of Stock as of the date on which the option to purchase the Stock is granted, as determined in accordance with subsection 2.2 of the Plan.

2.4. Termination of Participation. A Participant may discontinue his participation in the Plan for any Subscription Period, whereupon all of the Participant’s payroll deductions for the Subscription Period will be promptly paid to them without interest, and no further payroll deductions will be made from his pay for that period. If a Participant’s employment with the Employers terminates during a Subscription Period for any reason, all payroll deductions accumulated by the Participant under the Plan for the period shall be paid to the Participant without interest.
Section 3.

Operation and Administration

3.1. Effective Date. The Plan as set forth herein shall be effective as of February 24, 2024, subject to approval of the Plan by the shareholders of the Company at the Company’s 2024 annual meeting of shareholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any rights granted under the Plan are outstanding.
3.2. Shares Subject to Plan. Shares of Stock to be purchased under the Plan shall be subject to the following:
(a)
The shares of Stock which may be purchased under the Plan shall be currently authorized but unissued shares, or shares purchased in the open market by a direct or indirect wholly owned subsidiary of the Company (as determined by any executive officer of the Company). The Company may contribute to the subsidiary an amount sufficient to accomplish the purchase in the open market of the shares of Stock to be so acquired (as determined by any executive officer of the Company).

(b)
Subject to the provisions of subsection 3.3, an additional 2,500,000 shares of Stock in the aggregate shall be available for purchase under the Plan, which 2,500,000 shares of Stock shall be in addition to any remaining shares of the 6,500,000 shares of Stock designated as available for purchase under the Plan since the Plan’s Original Effective Date.

(c)
A Participant will have no interest in shares of Stock covered by their Subscription Agreement until the shares are delivered to them.

3.3. Adjustments to Shares.
(a)
If the Company shall effect any subdivision or consolidation of shares of Stock or other capital readjustment, payment of stock dividend, stock split, combination of shares or recapitalization or other increase or reduction of the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then, subject to the requirements of Code section 423, the Committee shall adjust the number of shares of Stock available under the Plan.

(b)
If the Company is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange the shareholders of the Company receive any

Chubb Limited 2024 Proxy Statement	A-3

Annex A — Chubb Limited Employee Stock Purchase Plan
shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its shareholders, then, subject to the requirements of Code section 423, there shall be substituted for the shares subject to outstanding rights to purchase Stock under the Plan an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such shares.
3.4. Limit on Distribution. Distribution of shares of Stock or other amounts under the Plan shall be subject to the following:
(a)
Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any shares of Stock under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

(b)
In the case of a Participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934 (“Exchange Act”), the Committee may, at any time, add such conditions and limitations with respect to such Participant as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

(c)
To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares of Stock, the transfer of such shares may, at the direction of the Committee, be effected on a non-certificated basis, to the extent not prohibited by the provisions of Rule 16b-3 of the Exchange Act, applicable local law, the applicable rules of any stock exchange, or any other applicable rules.

3.5. Withholding. All benefits under the Plan are subject to withholding of all applicable taxes.
3.6. Transferability. Except as otherwise permitted under Code section 424 and Rule 16b-3 of the Exchange Act, neither the amount of any payroll deductions made with respect to a Participant’s compensation nor any Participant’s rights to purchase shares of Stock under the Plan may be pledged or hypothecated, nor may they be assigned or transferred other than by will and the laws of descent and distribution. During the lifetime of the Participant, the rights provided to the Participant under the Plan may be exercised only by the Participant.
3.7. Limitation of Implied Rights.
(a)
Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Employers whatsoever, including, without limitation, any specific funds, assets, or other property which the Employers, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Employers. Nothing contained in the Plan shall constitute a guarantee by any of the Employers that the assets of the Employers shall be sufficient to pay any benefits to any person.

(b)
The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of an Employer or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no right to purchase shares under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights.

3.8. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.
3.9. Action by Employers. Any action required or permitted to be taken by any Employer shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by the provisions of Rule 16b-3 of the Exchange Act, applicable local law, the applicable rules of any stock exchange, or any other applicable rules) by a duly authorized officer of the Employer.
3.10. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.
Section 4.

Committee

4.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 4.
4.2. Selection of Committee. The Committee shall be selected by the Board, and shall consist of not less than two members of the Board, or such greater number as may be required for compliance with Rule 16b-3 of the Exchange Act. Unless otherwise designated by the Board, the Committee shall be the Compensation Committee of the Board.
A-4	Chubb Limited 2024 Proxy Statement

Annex A — Chubb Limited Employee Stock Purchase Plan
4.3. Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:
(a)
Subject to the provisions of the Plan, the Committee will have the authority and discretion to establish the terms, conditions, restrictions, and other provisions applicable to the right to purchase shares of Stock under the Plan.

(b)
The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)
Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

4.4. Delegation by Committee. Except to the extent prohibited by the provisions of Rule 16b-3 of the Exchange Act, applicable local law, the applicable rules of any stock exchange, or any other applicable rules, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.
4.5. Information to be Furnished to Committee. The Employers and Related Companies shall furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Employers and Related Companies as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.
4.6. Liability and Indemnification of Committee. No member or authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Employers be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of a director or employee of the Employers. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Employers, to the fullest extent permitted by law, against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.
Section 5.

Amendment and Termination

The Board may, at any time, amend or terminate the Plan, provided that, subject to subsection 3.3 (relating to certain adjustments to shares), no amendment or termination may adversely affect the rights of any Participant or beneficiary with respect to shares that have been purchased prior to the date such amendment is adopted by the Board. No amendment of the Plan may be made without approval of the Company’s shareholders to the extent that such approval is required to maintain compliance with the requirements of Code section 423.
Section 6.

Defined Terms

For purposes of the Plan, the terms listed below shall be defined as follows:
(a)
Compensation. Unless otherwise specified by the Committee prior to the start of a Subscription Period, the term “Compensation” means the regular base salary paid to a Participant by an Employer for the applicable period specified in Section 2.2. The following items of compensation shall not be included in base salary: (i) all overtime payments, bonuses, commissions, profit-sharing distributions, payments relating to stock options or other equity-based awards and other incentive-type payments, and (ii) any and all contributions made on the Participant’s behalf by the Company or any Related Company under any employee benefit or welfare plan now or hereafter established.

(b)
Dollars. As used in the Plan, the term “dollars” or numbers preceded by the symbol “$” shall mean amounts in United States Dollars.

Chubb Limited 2024 Proxy Statement	A-5

Annex A — Chubb Limited Employee Stock Purchase Plan
(c)
Employer. The Company and each Related Company which, with the consent of the Company, adopts the Plan for the benefit of its eligible employees are referred to collectively as the “Employers” and individually as an “Employer”.

(d)
Fair Market Value. The “Fair Market Value” of a share of Stock of the Company as of any date shall be the closing market composite price for such Stock as reported for the New York Stock Exchange — Composite Transactions on that date or, if Stock is not traded on that date, on the next preceding date on which Stock was traded.

(e)
Participant. The term “Participant” means any employee of an Employer who is eligible and elects to participate pursuant to the provisions of Section 2.

(f)
Related Companies. The term “Related Company” means any company during any period in which it is a “subsidiary corporation” (as that term is defined in Code section 424(f)) with respect to the Company.

A-6	Chubb Limited 2024 Proxy Statement

# A World Leader in Insurance

**A local presence in 54 countries and territories around the world**

Chubb has operations in the countries and territories listed here and can help clients manage their risks anywhere in the world.

Argentina
Australia
Austria
Belgium
Bermuda
Brazil
Canada
Chile
China
Colombia
Czech Republic
Denmark
Ecuador
Egypt
Finland
France
Germany
Gibraltar
Hong Kong SAR
Hungary
Indonesia
Ireland
Italy
Japan
Korea
Macau SAR
Malaysia
Mexico
Myanmar
Netherlands
New Zealand
Norway
Pakistan
Panama
Peru
Philippines
Poland
Portugal
Puerto Rico
Russia
Saudi Arabia
Singapore
South Africa
Spain
Sweden
Switzerland
Taiwan
Thailand
Tunisia
Turkey
United Arab Emirates
United Kingdom
United States
Vietnam

**Detail of artwork on cover and inside front cover**

**Donna Huanca**
*MAGMA SLIT #2 (FALL)*, 2021
oil, sand on digital print on canvas
90 9/16 x 129 15/16 inches (230 x 330 cm)
© Donna Huanca
Courtesy: the artist and Sean Kelly, New York/Los Angeles

Chubb Limited
Bärengasse 32
CH-8001 Zurich
Switzerland

chubb.com

002CSE768

1 U P XUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.03YFTFAnnual Meeting Proxy CardA Non-Voting ItemsPlease sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titleas such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liabilitycompany name by authorized person.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowCHUBB LIMITED — THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Homburger AG as independent proxy, and hereby authorizes it to represent and to vote, as directed below, all the CommonShares of Chubb Limited that the undersigned is entitled to vote at the Annual General Meeting to be held at 2:45 p.m. Central European Time on May 16, 2024at the Company’s offices at Bärengasse 32, CH-8001 Zurich, Switzerland. This proxy, when properly executed, will be voted as the undersigned directs herein.If no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote “FOR” each of Agenda Items 1 - 14 (includingeach subpart thereof) and “AGAINST” each of Agenda Items 15 - 16. If a new agenda item or a new proposal for an existing agenda item is put before theAnnual General Meeting and no specific instructions are given herein, the undersigned hereby instructs the independent proxy to vote in accordance withthe position of the Board of Directors. In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must submityour proxy card so that it is received by 12:00 p.m. Eastern Time (6:00 p.m. Central European Time) on May 15, 2024.* Please see reverse side for proposals to be voted *Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.You may vote online instead of mailing this card.OnlineGo to www.envisionreports.com/CB or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/CBVotes submitted electronically must be receivedby 12:00 p.m. Eastern Time (6:00 p.m. CentralEuropean Time) on May 15, 2024Your vote matters – here’s how to vote!

14. Approval of the Sustainability Report of Chubb Limited forthe year ended December 31, 2023Proposals — The Board of Directors of the Company recommends that you vote your shares “FOR” each of the Agenda Items 1 – 14 (including eachsubpart thereof) and “AGAINST” C each of the Agenda Items 15 - 16.1. Approval of the management report, standalone financialstatements and consolidated financial statements of ChubbLimited for the year ended December 31, 2023For Against Abstain2.1 Allocation of disposable profit2. Allocation of disposable profit and distribution of a dividendfrom reserves* Please see reverse side for required signature *Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.envisionreports.com/CBChubb Limited2.2 Distribution of a dividend out of legal reserves (by wayof release and allocation to a dividend reserve)3. Discharge of the Board of Directors4.1 Election of PricewaterhouseCoopers AG (Zurich) as ourstatutory auditor4. Election of Auditors4.2 Ratification of appointment of PricewaterhouseCoopers LLP(United States) as independent registered public accountingfirm for purposes of U.S. securities law reporting4.3 Election of BDO AG (Zurich) as special audit firm5.1 – Evan G. Greenberg5. Election of the Board of Directors5.2 – Michael P. Connors5.3 – Michael G. Atieh5.4 – Nancy K. Buese5.5 – Sheila P. Burke5.6 – Nelson J. Chai5.7 – Michael L. Corbat5.8 – Robert J. Hugin5.9 – Robert W. Scully5.10 – Theodore E. Shasta5.11 – David H. Sidwell5.12 – Olivier Steimer5.13 – Frances F. Townsend6. Election of Evan G. Greenberg as Chairman of theBoard of DirectorsFor Against AbstainFor Against Abstain7.1 - Michael P. Connors7. Election of the Compensation Committee of the Boardof Directors7.2 - David H. Sidwell7.3 - Frances F. Townsend8. Election of Homburger AG as independent proxy11. Approval of the amended and restated Chubb LimitedEmployee Stock Purchase Plan10. Approval of a capital band for authorized share capitalincreases and reductions9. Cancellation of repurchased shares12.1 Maximum compensation of the Board of Directorsuntil the next annual general meeting12. Approval of the compensation of the Board of Directorsand Executive Management under Swiss law requirements12.2 Maximum compensation of ExecutiveManagement for the 2025 calendar year13. Advisory vote to approve executive compensation underU.S. securities law requirements15. Shareholder proposal on Scope 3 greenhouse gas emissionsreporting, if properly presented12.3 Advisory vote to approve the Swisscompensation report16. Shareholder proposal on pay gap reporting, if properlypresentedIf a new agenda item or a new proposal for an existing agendaitem is put before the meeting, I/we hereby authorize andinstruct the independent proxy to vote as follows:For = In accordance with the position of the Board of DirectorsAgainst = Against new items and proposalsAbstain = Abstain on new items and proposals